UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/04

Item 1. Reports to Stockholders

june 30, 2004

franklin templeton

variable insurance products trust

semiannual report

SUPPLEMENT DATED AUGUST 15, 2004

TO THE PROSPECTUSES DATED MAY 1, 2004, OF:

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

FRANKLIN MONEY MARKET FUND

FRANKLIN REAL ESTATE FUND

FRANKLIN RISING DIVIDENDS SECURITIES FUND

FRANKLIN SMALL CAP FUND

FRANKLIN SMALL CAP VALUE SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN U.S. GOVERNMENT FUND

FRANKLIN ZERO COUPON FUND 2005

FRANKLIN ZERO COUPON FUND 2010

MUTUAL DISCOVERY SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

TEMPLETON GLOBAL ASSET ALLOCATION FUND

TEMPLETON GLOBAL INCOME SECURITIES FUND

TEMPLETON GROWTH SECURITIES FUND

(Franklin Templeton Variable Insurance Products Trust (the “Trust”))

The prospectuses for shares of Class 1, Class 2 and Class 3, are amended as follows:

I.	The “Regulatory Update” section under “Additional Information, All Funds” (or under “Additional Information”) is replaced with the following:

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an Answer denying all violations of the Massachusetts Act. Hearings on this matter are presently scheduled to commence in the coming months.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (“SEC”) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an “Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc., neither admits nor denies any wrongdoing, Franklin Advisers, Inc. has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant (“IDC”). Because the IDC has not yet been retained and the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Franklin Advisers, Inc. to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
•	Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office also has advised that it is authorized to bring a civil action against Franklin Resources, Inc. and Franklin Templeton Distributors, Inc. arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company’s website at franklintempleton.com under “Statement on Current Industry Issues.”

II.	The following is added to the section “Additional Information, All Funds” (or “Additional Information”):

Franklin Templeton Distributors, Inc. (“Distributors”) and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the Trust (“Qualifying Dealers”); such financial support may be made by payments from Distributors’ and/or its affiliates’ resources, including from Distributors’ retention of underwriting concessions and, in the case of Rule 12b-1 share classes, from payments to Distributors under such plans.

Distributors makes these payments in connection with Qualifying Dealers’ efforts to educate financial advisors about our funds. A number of factors will be considered in determining payments, including such dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with Distributors. Distributors may, on an annual basis, determine the advisability of continuing these payments. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors and/or its affiliates may pay or allow other promotional incentives or payments to dealers. Sale of Trust shares, as well as shares of other Franklin Templeton funds, is not considered a factor in the selection of securities dealers to execute the Trust’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by Qualifying Dealers is not considered marketing support payments.

You can find further details in the SAI about the payments made by Distributors and/or its affiliates and the services provided by your Qualifying Dealer. While your insurance company’s fees and charges are generally disclosed in the insurance contract prospectus, your Qualifying Dealer may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your insurance company and Qualifying Dealer for information about any payments they receive from Distributors and/or its affiliates and any services they provide, as well as about fees and/or commissions they charge. These payments and other fees and charges are not reflected in the fee table included in this prospectus.

Please keep this supplement for future reference.

FTVIPT P-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

*	Not part of the semiannual report

Statement on Current Industry Issues

In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated “Statement on Current Industry Issues” and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS 1

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

This semiannual report for Franklin Global Communications Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Global Communications Securities Fund – Class 1 delivered a +1.39% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Global Communications Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FGC-1

Fund Goals and Main Investments: Franklin Global Communications Securities Fund seeks capital appreciation and current income. The Fund invests predominantly in investments of U.S. and foreign communications companies, which are companies that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Standard & Poor’s 500 Composite Index (S&P 500), which returned 3.44% for the period under review.1 Given that the Fund invests in only a few sectors found within the S&P 500, the Fund’s results versus the S&P 500 are not directly comparable.

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) growth rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. By concentrating in the industries of the utilities sector and by investing predominantly in communications companies, the Fund carries much greater risk of adverse developments affecting that sector, and among those companies, than a fund that invests more broadly. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FGC-2

(Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets were modestly higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.3

Investment Strategy

We are research driven, fundamental investors pursuing a disciplined blend of growth and value strategies. Relying on a team of analysts to provide in-depth industry expertise, we look for companies that will position the Fund to benefit from potential future technological advances and increasing worldwide demand in the communications industries. As bottom-up investors focusing primarily on individual securities, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among the factors we also consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

During the six months under review, many of the Fund’s holdings of domestic and global wireless telecommunications companies benefited from strong global trends in cellular and wireless data devices. The wireless sector was experiencing strong growth globally and we consider it to have many of the growth drivers that we seek in our investments.

Notable performers during the period included Research in Motion, Western Wireless and Yahoo! Research in Motion provides wireless e-mail equipment and service under the “Blackberry” brand and is the dominant provider in a rapidly growing domestic and international market. Consistent with our strategy, we purchased the stock during the reporting period due to the company’s leading market position and what we believed were prospects for future growth.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FGC-3

Western Wireless has a balanced business franchise in two fast-growing areas: rural wireless and international wireless. The company’s rural operations tend to attract less competition than urban markets and experienced stable growth. The firm’s international operations recently experienced growth in several markets including Austria and Ireland. We believe the company has strong management, excellent growth opportunities and a reasonable valuation.

Yahoo! is a global Internet media company offering an online guide to the web, aggregated information content, communication services and commerce. During the period, we purchased shares based on the company’s strong secular growth and our belief that it has a strong position as an Internet gatekeeper. Online advertising has become more mainstream in the past year and has gained credibility with large, national advertisers, a secular growth trend we believe may continue.

Detractors from Fund performance included consumer services companies such as those in media and broadcasting, which suffered from a slower than expected advertising recovery. For example, Clear Channel Communications, the largest U.S. radio broadcaster, hurt the Fund’s performance during the six months under review. Despite signs of domestic economic recovery, the advertising market had not yet benefited to the extent many expected. Consistent with our strategy, we continued to own Clear Channel, as we believe the company may experience increased advertising with a continued strong economy and the upcoming presidential election. In the telecommunications equipment sector, Arris Group detracted from the Fund’s performance. We feel that the company is well positioned to provide equipment for cable voice over Internet protocol telephony services, but delays in service roll-outs impacted the stock’s performance. We continue to own Arris shares as we believe the outlook for cable telephony services remains bright.

Thank you for your participation in Franklin Global Communications Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Global Communications Securities Fund

6/30/04

Company Sector/Industry, Country	% of Total Net Assets
America Movil SA de CV, L, ADR	4.2%
Wireless Communications, Mexico
Yahoo! Inc.	4.1%
Internet Software & Services, U.S.
Nextel Communications Inc., A	3.5%
Wireless Communications, U.S.
Western Wireless Corp., A	3.2%
Wireless Communications, U.S.
Viacom Inc., A & B	3.1%
Media Conglomerates, U.S.
News Corp. Ltd., ADR, pfd.	2.9%
Consumer Services, Australia
Telefonaktiebolaget LM Ericsson AB, B, ADR	2.8%
Telecommunications Equipment, Sweden
Dow Jones & Co. Inc.	2.8%
Publishing: Newspapers, U.S.
Sprint Corp.	2.7%
Major Telecommunications, U.S.
Research in Motion Ltd.	2.6%
Telecommunications Equipment, Canada

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,

			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.32		$4.53	$6.87	$12.88	$24.86	$20.45

Income from investment operations:
Net investment income[a]	.02		.06	.04	.04	.11	.37
Net realized and unrealized gains (losses)	.06		1.78	(2.33)	(3.55)	(6.77)	6.91

Total from investment operations	.08		1.84	(2.29)	(3.51)	(6.66)	7.28

Less distributions from:
Net investment income	(.07)		(.05)	(.05)	(.01)	(.50)	(.84)
Net realized gains	—		—	—	(2.49)	(4.82)	(2.03)

Total distributions	(.07)		(.05)	(.05)	(2.50)	(5.32)	(2.87)

Net asset value, end of period	$6.33		$6.32	$4.53	$6.87	$12.88	$24.86

Total return[b]	1.39%		40.46%	(33.28)%	(29.24)%	(32.85)%	39.42%
Ratios/supplemental data
Net assets, end of period (000’s)	$138,344		$149,480	$130,255	$265,055	$523,288	$987,011
Ratios to average net assets:
Expenses	.63%	[c]	.64%	.60%	.55%	.52%	.51%
Net investment income	.71%	[c]	1.08%	.83%	.46%	.54%	1.81%
Portfolio turnover rate	98.42%		96.60%	97.75%	105.36%	117.99%	87.53%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,

			2003	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.28		$4.51	$6.84	$12.86	$24.78	$21.02

Income from investment operations:
Net investment income[a]	.02		.05	.03	.02	.05	.26
Net realized and unrealized gains (losses)	.04		1.77	(2.32)	(3.54)	(6.72)	6.37

Total from investment operations	.06		1.82	(2.29)	(3.52)	(6.67)	6.63

Less distributions from:
Net investment income	(.06)		(.05)	(.04)	(.01)	(.43)	(.84)
Net realized gains	—		—	—	(2.49)	(4.82)	(2.03)

Total distributions	(.06)		(.05)	(.04)	(2.50)	(5.25)	(2.87)

Net asset value, end of period	$6.28		$6.28	$4.51	$6.84	$12.86	$24.78

Total return[b]	1.15%		40.44%	(33.52)%	(29.40)%	(32.97)%	35.17%
Ratios/supplemental data
Net assets, end of period (000’s)	$14,590		$10,719	$1,490	$312	$499	$491
Ratios to average net assets:
Expenses	.88%	[c]	.89%	.85%	.80%	.77%	.77% [c]
Net investment income	.46%	[c]	.83%	.58%	.21%	.29%	1.24% [c]
Portfolio turnover rate	98.42%		96.60%	97.75%	105.36%	117.99%	87.53%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES	VALUE
Common Stocks 93.0%
Advertising/Marketing Services .9%
[a]Interpublic Group of Cos. Inc.	United States	95,600	$1,312,588

Broadcasting 9.7%
[a]Citadel Broadcasting Corp.	United States	94,400	1,375,408
Clear Channel Communications Inc.	United States	76,000	2,808,200
[a]Cumulus Media Inc., A	United States	63,600	1,069,116
[a]Entercom Communications Corp.	United States	53,800	2,006,740
Grupo Televisa SA, ADR	Mexico	67,400	3,051,198
[a]Radio One Inc., D	United States	156,100	2,499,161
[a]Westwood One Inc.	United States	86,700	2,063,460

			14,873,283

Cable/Satellite TV 1.0%
British Sky Broadcasting Group PLC	United Kingdom	131,900	1,487,828

Computer Communications 4.3%
[a]Avaya Inc.	United States	73,700	1,163,723
[a]Cisco Systems Inc.	United States	137,100	3,249,270
[a]Extreme Networks Inc.	United States	233,300	1,287,816
[a]Juniper Networks Inc.	United States	35,100	862,407

			6,563,216

Computer Processing Hardware .6%
[a]SBS Technologies Inc.	United States	53,900	866,173

Electronic Equipment/Instruments 2.7%
[a]JDS Uniphase Corp.	United States	339,300	1,285,947
Tektronix Inc.	United States	83,800	2,850,876

			4,136,823

Internet Software/Services 7.3%
[a]InfoSpace Inc.	United States	65,700	2,499,228
[a]RealNetworks Inc.	United States	130,900	895,356
[a]Tumbleweed Communications Corp.	United States	136,900	583,194
[a]Websense Inc.	United States	24,100	897,243
[a]Yahoo! Inc.	United States	174,200	6,328,686

			11,203,707

Major Telecommunications 14.9%
Alltel Corp.	United States	47,200	2,389,264
BellSouth Corp.	United States	87,400	2,291,628
[a]PT Telekomunikasi Indonesia TBK, B	Indonesia	2,025,500	1,594,119
Portugal Telecom SGPS SA, ADR	Portugal	110,404	1,196,780
Sprint Corp.	United States	231,100	4,067,360
Telecom Corp. of New Zealand Ltd.	New Zealand	665,447	2,484,840
Telefonica SA, ADR	Spain	70,956	3,166,766
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	80,200	2,668,254
Verizon Communications Inc.	United States	82,200	2,974,818

			22,833,829

Media Conglomerates 3.6%
Viacom Inc., A	United States	11,200	407,120
Viacom Inc., B	United States	120,100	4,289,972
The Walt Disney Co.	United States	32,600	830,974

			5,528,066

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FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Movies/Entertainment 2.5%
EMI Group PLC	United Kingdom	866,100	$3,828,513

Packaged Software 1.4%
[a]Symantec Corp.	United States	49,600	2,171,488

Publishing: Newspapers 5.2%
Belo Corp., A	United States	58,500	1,570,725
Dow Jones & Co. Inc.	United States	94,600	4,266,460
Gannett Co. Inc.	United States	25,500	2,163,675

			8,000,860

Semiconductors 2.1%
Intersil Corp., A	United States	39,700	859,902
Samsung Electronics Co. Ltd.	South Korea	1,800	743,055
[a]Semtech Corp.	United States	66,600	1,567,764

			3,170,721

Specialty Telecommunications 3.0%
[a]Commonwealth Telephone Enterprises Inc.	United States	39,900	1,786,323
[a]NTL Inc.	United Kingdom	22,400	1,290,688
[a]Qwest Communications International Inc.	United States	189,600	680,664
[a]Time Warner Telecom Inc., A	United States	180,700	757,133

			4,514,808

Telecommunications Equipment 12.5%
[a]Arris Group Inc.	United States	238,400	1,416,096
[a]Comverse Technology Inc.	United States	136,700	2,725,798
[a]Telefonaktiebolaget LM Ericsson AB, B, ADR	Sweden	144,700	4,326,530
[a]Lucent Technologies Inc.	United States	204,900	774,522
[a]Microtune Inc.	United States	117,000	546,390
Motorola Inc.	United States	75,300	1,374,225
Nokia Corp., ADR	Finland	80,600	1,171,924
[a]Nortel Networks Corp.	Canada	456,100	2,275,939
[a]Research in Motion Ltd.	Canada	57,200	3,914,768
[a]Spirent PLC	United Kingdom	510,200	638,421

			19,164,613

Wireless Communications 21.3%
[a]Alamosa Holdings Inc.	United States	220,900	1,623,615
America Movil SA de CV, L, ADR	Mexico	178,400	6,488,408
[a]Europolitan Holdings AB	Sweden	273,500	1,706,436
[a]Millicom International Cellular SA	Luxembourg	66,500	1,453,690
[a]Nextel Communications Inc., A	United States	200,000	5,332,000
[a]Nextel Partners Inc., A	United States	182,800	2,910,176
[a]NII Holdings Inc., B	United States	98,400	3,315,096
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	53,600	1,645,520
Vodafone Group PLC, ADR	United Kingdom	145,400	3,213,340
[a]Western Wireless Corp., A	United States	170,800	4,937,828

			32,626,109

Total Common Stocks (Cost $124,282,587)			142,282,625

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Preferred Stock (Cost $4,368,473) 2.9%
Consumer Services
News Corp. Ltd., ADR, pfd.	Australia	133,600	$4,392,768

Total Investments before Repurchase Agreement (Cost $128,651,060)			146,675,393

		PRINCIPAL AMOUNT
Repurchase Agreement (Cost $3,565,785) 2.3%
[b]Joint Repurchase Agreement, 1.305%, 7/01/04 (Maturity Value $3,565,914)	United States	$3,565,785	3,565,785
ABN AMRO Bank, N.V., New York Branch (Maturity Value $333,234)
Banc of America Securities LLC (Maturity Value $156,828)
Barclays Capital Inc. (Maturity Value $176,405)
Bear, Stearns & Co. Inc. (Maturity Value $156,829)
BNP Paribas Securities Corp. (Maturity Value $431,226)
Deutsche Bank Securities Inc. (Maturity Value $156,829)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $352,812)
Goldman, Sachs & Co. (Maturity Value $352,812)
Greenwich Capital Markets Inc. (Maturity Value $333,235)
Lehman Brothers Inc. (Maturity Value $351,243)
Morgan Stanley & Co. Inc. (Maturity Value $333,235)
UBS Securities LLC (Maturity Value $431,226)
Collateralized by U.S. Government Agency Securities, 1.100%-7.125%, 7/01/04-6/15/09, U.S. Treasury Bills, 1.180%-1.220%, 8/05/04-11/18/04, and U.S. Treasury Notes, 1.625%-6.500%,12/31/04-5/15/09

Total Investments (Cost $132,216,845) 98.2%			150,241,178
Other Assets, less Liabilities 1.8%			2,692,104

Net Assets 100.0%			$152,933,282

[a]Non-income	producing.
[b]See	Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FGC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$132,216,845

Value	150,241,178
Receivables:
Investment securities sold	6,494,253
Capital shares sold	40,488
Dividends	106,320

Total assets	156,882,239

Liabilities:
Payables:
Investment securities purchased	3,701,318
Capital shares redeemed	132,579
Affiliates	77,689
Other liabilities	37,371

Total liabilities	3,948,957

Net assets, at value	$152,933,282

Net assets consist of:
Undistributed net investment income	$429,672
Net unrealized appreciation (depreciation)	18,020,887
Accumulated net realized gain (loss)	(261,720,463)
Capital shares	396,203,186

Net assets, at value	$152,933,282

Class 1:
Net assets, at value	$138,343,771

Shares outstanding	21,843,310

Net asset value and offering price per share	$6.33

Class 2:
Net assets, at value	$14,589,511

Shares outstanding	2,321,909

Net asset value and offering price per share	$6.28

See notes to financial statements.

FGC-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $67,993)
Dividends	$1,044,245
Interest	28,159

Total investment income	1,072,404

Expenses:
Management fees (Note 3)	461,161
Distribution fees - Class 2 (Note 3)	16,867
Transfer agent fees	882
Custodian fees (Note 4)	15,312
Other	28,463

Total expenses	522,685
Expense reductions (Note 4)	(17)

Net expenses	522,668

Net investment income	549,736

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,877,334
Foreign currency transactions	48,095

Net realized gain (loss)	3,925,429

Net unrealized appreciation (depreciation) on:
Investments	(2,537,809)
Translation of assets and liabilities denominated in foreign currencies	(9,092)

Net unrealized appreciation (depreciation)	(2,546,901)

Net realized and unrealized gain (loss)	1,378,528

Net increase (decrease) in net assets resulting from operations	$1,928,264

See notes to financial statements.

FGC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$549,736	$1,488,977
Net realized gain (loss) from investments and foreign currency transactions	3,925,429	766,036
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,546,901)	45,613,944

Net increase (decrease) in net assets resulting from operations	1,928,264	47,868,957
Distributions to shareholders from net investment income:
Class 1	(1,418,784)	(1,238,199)
Class 2	(135,885)	(30,287)

Total distributions to shareholders	(1,554,669)	(1,268,486)
Capital share transactions: (Note 2)
Class 1	(11,719,256)	(25,751,370)
Class 2	4,080,672	7,603,913

Total capital share transactions	(7,638,584)	(18,147,457)
Net increase (decrease) in net assets	(7,264,989)	28,453,014
Net assets:
Beginning of period	160,198,271	131,745,257

End of period	$152,933,282	$160,198,271

Undistributed net investment income included in net assets:
End of period	$429,672	$1,434,605

See notes to financial statements.

FGC-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Global Communications Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 99% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FGC-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	25,321	$164,884	135,529	$698,512
Shares issued in reinvestment of distributions	231,827	1,418,784	230,149	1,238,199
Shares redeemed	(2,050,970)	(13,302,924)	(5,451,344)	(27,688,081)

Net increase (decrease)	(1,793,822)	$(11,719,256)	(5,085,666)	$(25,751,370)

Class 2 Shares:
Shares sold	942,553	$6,145,953	1,509,954	$8,281,081
Shares issued in reinvestment of distributions	22,350	135,885	5,671	30,287
Shares redeemed	(350,657)	(2,201,166)	(138,375)	(707,455)

Net increase (decrease)	614,246	$4,080,672	1,377,250	$7,603,913

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FGC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $265,006,990 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$156,027,828
2010	108,979,162

$265,006,990

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of Investments	$133,242,847

Unrealized appreciation	$21,490,261
Unrealized depreciation	(4,491,930)

Net unrealized appreciation (depreciation)	$16,998,331

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $149,575,967 and $150,189,375, respectively.

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940

FGC-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

U.S. Securities and Exchange Commission (SEC) Settlement (cont.)

and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

FGC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FGC-18

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This semiannual report for Franklin Growth And Income Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Growth and Income Securities Fund – Class 1 delivered a +3.44% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Growth and Income Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks with current dividend yields above the average of the Standard & Poor’s 500 Composite Index (S&P 500).1

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 1000® Value Index, which returned 3.94%, and its peers, as measured by the Lipper VIP Equity Income Funds Objective Average, which returned 3.64% for the six months under review.2

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) growth rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits in first quarter 2004 were 32% higher than for the same period a year earlier.3

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.4 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a

1. Please see Index Descriptions following the Fund Summaries.

2. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Economic Analysis.

4. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets were modestly higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.5

Investment Strategy

We are research driven, fundamental investors pursuing a disciplined value-oriented strategy. As bottom-up investors focusing primarily on individual securities, we look at the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow, with a special emphasis on current dividend yield. We believe that high relative dividend yield is frequently a good indicator of value.

Manager’s Discussion

During the six months under review, the Fund’s performance relative to the Russell 1000 Value Index (the Index) benefited from sector allocation and stock selection. The Fund’s underweighted position and strong stock selection in consumer services had the greatest positive overall effect on relative returns. Fund holding Mandalay Resort Group, a hotel and casino operator, drove our consumer services sector returns. The shares appreciated 55% in value as the company benefited during the reporting period from an agreement to be acquired by MGM Mirage. We subsequently took profits in Mandalay as the stock reached our price target. Despite an underweighted position, our retail trade sector return surpassed that of the Index’s due to strong stock selection. Fund holding J.C. Penney, a retailer that sold its troubled drugstore chain, Eckerd, during the period, appreciated 38%, and we sold the position when the shares met our price target.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FGI-3

Favorable stock selection among producer manufacturing stocks also contributed positively to relative and absolute returns. Our investments in shares of Avery Dennison (up 16% during the period), Pitney Bowes (up 11%) and Honeywell International (up 11%) each outperformed the Index’s sector performance. Several companies within this group reported strong earnings gains during the period, which contributed to their performance. Strong stock selection within health services also helped the Fund’s relative performance. Shares of CIGNA, our sole holding in the sector, returned more than 20% as the company improved its health care segment’s medical management operations and divested its non-core retirement subsidiary. The Fund’s electronic technology investments also benefited relative returns, as Motorola (up 31% before we sold it), Raytheon (up 20%) and General Dynamics (up 9% before we sold it) were strong performers during the period. We took profits in Motorola and General Dynamics and redeployed the proceeds into shares of Lockheed Martin, a company we believe has promising prospects and that was trading at what we believed was an attractive valuation.

The finance sector was one of the main hindrances to relative returns during the period. Although we were underweighted in the underperforming finance sector, our stock picking did not keep pace with the benchmark. The Fund underperformed partly because we did not own shares of Countrywide Financial, a stock whose value was up nearly 40% during the period, but whose dividend yield was well below our typical threshold. However, our finance sector returns were helped by a merger bid for one of our investments, National Commerce Financial, whose stock rallied on the news.

The Fund’s overweighted health technology position, primarily in major pharmaceutical companies, also impaired returns. Our major pharmaceutical holdings Wyeth and Bristol-Myers Squibb were the group’s largest detractors from performance. Consistent with our strategy, we believe valuations remained compelling for many health technology companies partly because passage of a Medicare prescription drug bill may reduce investor uncertainty. Thus, we remained overweighted in the sector versus the Index.

The energy minerals sector outperformed the overall Index, but the benefit of our sector overweighting was overshadowed by performance of certain companies we did not hold. Although the Fund’s energy minerals holdings increased in value nearly 8% overall, we did not own any shares of Devon Energy (up 16%) or Amerada Hess (up 50%), as these companies offered dividend yields well below our preferred level. However, following our strategy we remained positive on the energy minerals group given what we considered were its attractive pricing and improving returns.

Top 10 Holdings

Franklin Growth and Income Securities Fund 6/30/04

Company Sector/Industry	% of Total Net Assets
Bank of America Corp.	4.0%
Finance
Citigroup Inc.	3.2%
Finance
ChevronTexaco Corp.	3.2%
Energy Minerals
General Electric Co.	3.1%
Producer Manufacturing
BP PLC, ADR (U.K.)	3.1%
Energy Minerals
Fannie Mae	2.5%
Finance
Shell Transport & Trading Co. PLC, ADR (U.K.)	2.4%
Energy Minerals
Altria Group Inc.	2.3%
Consumer Non-Durables
R.R. Donnelley & Sons Co.	2.1%
Commercial Services
Dow Chemical Co.	2.0%
Process Industries

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

Despite a favorable ruling during the period for regional telephone companies regarding access charges for their lines, our communications sector investments experienced weak relative returns. Shares of AT&T performed especially poorly, almost exclusively during second quarter 2004 as earnings estimates fell on declining revenue trends. Although recent earnings were disappointing for many major telephone companies, their near-term prospects appeared to us to be improving. Many of these companies generate attractive cash earnings and, thus, can offer dividend yields in the 4% to 5% range. Therefore, consistent with our strategy, we continued to maintain investments in this sector.

During the six months under review, we sold some investments among retailers and selected consumer and financial stocks. Conversely, we added to our holdings among health care and energy companies. We also initiated several new positions. One of the Fund’s new holdings, Union Pacific, is a transportation company that we believe may benefit from a stronger economy and improved internal operations. We also purchased shares of European-based Unilever and GlaxoSmithKline on share price weakness. Both companies’ stocks offered above-average dividend yields and lower valuations than comparable domestic companies, based upon our analysis. We added iStar Financial, a real estate investment trust, when the shares declined on interest rate fears. Also, within energy, we redeployed profits from the sale of PetroChina into Kerr-McGee, an integrated oil and gas company that offered a 3.6% dividend yield at the time of purchase.

During the period, we remained underweighted in finance and utility stocks due to an uncertain interest rate environment. Our overweighted position in manufacturing and technology stocks reflected our belief that global economic growth may be positive for investment spending. We also believe that global economic growth could drive demand for natural resources and oil-related stocks; therefore, consistent with our strategy, we maintained sizable investments in energy-related stocks.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.44		$11.82	$15.27	$17.16	$17.78	$20.36

Income from investment operations:
Net investment income[a]	.18		.36	.39	.37 [d]	.45	.57
Net realized and unrealized gains (losses)	.31		2.66	(2.58)	(.70)[d]	2.26	(.16)

Total from investment operations	.49		3.02	(2.19)	(.33)	2.71	.41

Less distributions from:
Net investment income	(.38)		(.40)	(.42)	(.05)	(1.17)	(.79)
Net realized gains	—		—	(.84)	(1.51)	(2.16)	(2.20)

Total distributions	(.38)		(.40)	(1.26)	(1.56)	(3.33)	(2.99)

Net asset value, end of period	$14.55		$14.44	$11.82	$15.27	$17.16	$17.78

Total return[b]	3.44%		26.06%	(15.53)%	(2.02)%	17.99%	1.10%
Ratios/supplemental data
Net assets, end of period (000’s)	$479,384		$505,393	$455,680	$646,851	$810,837	$964,553
Ratios to average net assets:
Expenses	.51%	[c]	.53%	.53%	.51%	.50%	.49%
Net investment income	2.48%	[c]	2.92%	2.85%	2.31% [d]	2.75%	2.94%
Portfolio turnover rate	18.49%		43.18%	96.61%	119.78%	66.82%	39.80%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.026)
Net realized and unrealized gains (losses) per share	.026
Ratio of net investment income to average net assets	(.17)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999[e]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.31		$11.74	$15.20	$17.13	$17.73	$20.71

Income from investment operations:
Net investment income[a]	.16		.33	.34	.33 [d]	.40	.47
Net realized and unrealized gains (losses)	.31		2.63	(2.54)	(.70)[d]	2.27	(.46)

Total from investment operations	.47		2.96	(2.20)	(.37)	2.67	.01

Less distributions from:
Net investment income	(.37)		(.39)	(.42)	(.05)	(1.11)	(.79)
Net realized gains	—		—	(.84)	(1.51)	(2.16)	(2.20)

Total distributions	(.37)		(.39)	(1.26)	(1.56)	(3.27)	(2.99)

Net asset value, end of period	$14.41		$14.31	$11.74	$15.20	$17.13	$17.73

Total return[b]	3.37%		25.70%	(15.72)%	(2.28)%	17.79%	(.86)%
Ratios/supplemental data
Net assets, end of period (000’s)	$196,279		$136,824	$38,379	$11,789	$2,311	$789
Ratios to average net assets:
Expenses	.76%	[c]	.78%	.78%	.76%	.75%	.75% [c]
Net investment income	2.23%	[c]	2.67%	2.60%	2.13% [d]	2.46%	2.55% [c]
Portfolio turnover rate	18.49%		43.18%	96.61%	119.78%	66.82%	39.80%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.026)
Net realized and unrealized gains (losses) per share	.026
Ratio of net investment income to average net assets	(.17)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[e]	For the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	SHARES	VALUE
Common Stocks 92.2%
Commercial Services 2.1%
R.R. Donnelley & Sons Co.	425,600	$14,053,312

Communications 6.3%
Alltel Corp.	131,100	6,636,282
AT&T Corp.	194,500	2,845,535
BellSouth Corp.	385,800	10,115,676
SBC Communications Inc.	457,972	11,105,821
Verizon Communications Inc.	333,422	12,066,542

		42,769,856

Consumer Durables 1.9%
Mattel Inc.	255,700	4,666,525
Newell Rubbermaid Inc.	209,200	4,916,200
Stanley Works	66,800	3,044,744

		12,627,469

Consumer Non-Durables 9.1%
Altria Group Inc.	306,200	15,325,310
British American Tobacco PLC (United Kingdom)	421,000	6,523,965
Colgate-Palmolive Co.	160,100	9,357,845
Kimberly-Clark Corp.	199,800	13,162,824
Sara Lee Corp.	526,100	12,095,039
Unilever NV, N.Y. shs., ADR (Netherlands)	76,900	5,268,419

		61,733,402

Consumer Services 1.4%
Dow Jones & Co. Inc.	138,500	6,246,350
The Walt Disney Co.	131,800	3,359,582

		9,605,932

Electronic Technology 7.2%
Diebold Inc.	53,500	2,828,545
Hewlett-Packard Co.	317,100	6,690,810
Lockheed Martin Corp.	133,300	6,942,264
Nokia Corp., ADR (Finland)	471,300	6,852,702
Raytheon Co.	322,500	11,535,825
Rockwell Automation Inc.	262,300	9,838,873
Seagate Technology	255,900	3,692,637

		48,381,656

Energy Minerals 12.0%
BP PLC, ADR (United Kingdom)	385,100	20,629,807
ChevronTexaco Corp.	227,958	21,453,127
Exxon Mobil Corp.	279,544	12,414,549
Kerr-McGee Corp.	200,300	10,770,131
Shell Transport & Trading Co. PLC, ADR (United Kingdom)	357,400	15,975,780

		81,243,394

Finance 24.8%
Arthur J. Gallagher & Co.	250,300	7,621,635
Bank of America Corp.	318,506	26,951,978
Citigroup Inc.	468,900	21,803,850
Fannie Mae	239,200	17,069,312

FGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Finance (cont.)
JP Morgan Chase & Co.	330,170	$12,800,691
KeyCorp	106,400	3,180,296
Marsh & McLennan Cos. Inc.	220,800	10,019,904
Morgan Stanley	227,200	11,989,344
National Commerce Financial Corp.	206,000	6,695,000
Old Republic International Corp.	191,600	4,544,752
St. Paul Travelers Cos. Inc.	300,100	12,166,054
U.S. Bancorp	407,500	11,230,700
Washington Mutual Inc.	262,800	10,154,592
Wells Fargo & Co.	193,500	11,074,005

		167,302,113

Health Services .5%
CIGNA Corp.	50,000	3,440,500

Health Technology 8.2%
Abbott Laboratories	162,600	6,627,576
Bristol-Myers Squibb Co.	204,000	4,998,000
GlaxoSmithKline PLC, ADR (United Kingdom)	197,400	8,184,204
Johnson & Johnson Inc.	93,900	5,230,230
Merck & Co. Inc.	167,200	7,942,000
Pall Corp.	293,900	7,697,241
Pfizer Inc.	235,900	8,086,652
Wyeth	177,800	6,429,248

		55,195,151

Non-Energy Minerals 1.0%
Alcoa Inc.	200,400	6,619,212

Process Industries 3.2%
Dow Chemical Co.	335,400	13,650,780
E.I. du Pont de Nemours & Co.	182,800	8,119,976

		21,770,756

Producer Manufacturing 7.8%
Avery Dennison Corp.	131,600	8,423,716
Delphi Corp.	314,300	3,356,724
General Electric Co.	655,600	21,241,440
Honeywell International Inc.	281,900	10,325,997
Pitney Bowes Inc.	204,400	9,044,700

		52,392,577

Real Estate 1.1%
iStar Financial Inc.	86,600	3,464,000
Vornado Realty Trust	63,900	3,649,329

		7,113,329

Technology Services 2.0%
Automatic Data Processing Inc.	157,000	6,575,160
Microsoft Corp.	251,800	7,191,408

		13,766,568

Transportation .7%
Union Pacific Corp.	83,900	4,987,855

FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Utilities 2.9%
NiSource Inc.	327,200	$6,746,864
Pinnacle West Capital Corp.	144,900	5,852,511
PPL Corp.	80,200	3,681,180
Scottish Power PLC (United Kingdom)	483,300	3,494,902

		19,775,457

Total Common Stocks (Cost $513,222,368)		622,778,539

Convertible Preferred Stocks 4.0%
Consumer Durables .8%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	93,500	5,120,060

Finance 1.5%
Capital One Financial, 6.25%, cvt. pfd.	64,400	3,260,250
Prudential Financial Inc., 6.75%, cvt. pfd.	98,000	6,853,140

		10,113,390

Retail Trade 1.0%
Toys R Us Inc., 6.25%, cvt. pfd.	147,600	6,724,656

Utilities .7%
Sierra Pacific Resources Co., 9.00%, cvt. pfd., P.I.E.S	130,100	4,859,235

Total Convertible Preferred Stocks (Cost $24,195,817)		26,817,341

Total Investments before Repurchase Agreement (Cost $537,418,185)		649,595,880

	PRINCIPAL AMOUNT
[a]Repurchase Agreement (Cost $29,332,141) 4.3%
Joint Repurchase Agreement, 1.305%, 7/01/04 (Maturity Value $29,333,204)	$29,332,141	29,332,141
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,741,188)
Banc of America Securities LLC (Maturity Value $1,290,074)
Barclays Capital Inc. (Maturity Value $1,451,115)
Bear, Stearns & Co. Inc. (Maturity Value $1,290,074)
BNP Paribas Securities Corp. (Maturity Value $3,547,264)
Deutsche Bank Securities Inc. (Maturity Value $1,290,074)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,902,227)
Goldman, Sachs and Co. (Maturity Value $2,902,227)
Greenwich Capital Markets Inc. (Maturity Value $2,741,188)
Lehman Brothers Inc. (Maturity Value $2,889,321)
Morgan Stanley & Co. Inc. (Maturity Value $2,741,188)
UBS Securities LLC (Maturity Value $3,547,264)
Collateralized by U.S. Government Agency Securities, 1.100%-7.125%, 7/01/04-6/15/09, U.S. Treasury Bills, 1.180%-1.220%, 8/05/04-11/18/04, and U.S. Treasury Notes, 1.625%-6.500%, 12/31/04-5/15/09

Total Investments (Cost $566,750,326) 100.5%		678,928,021
Other Assets, less Liabilities (0.5)%		(3,265,523)

Net Assets 100.0%		$675,662,498

[a]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$566,750,326

Value	678,928,021
Receivables:
Investment securities sold	4,070,011
Capital shares sold	574,927
Dividends	1,295,485

Total assets	684,868,444

Liabilities:
Payables:
Investment securities purchased	6,522,963
Capital shares redeemed	2,287,481
Affiliates	345,680
Other liabilities	49,822

Total liabilities	9,205,946

Net assets, at value	$675,662,498

Net assets consist of:
Undistributed net investment income	$6,376,846
Net unrealized appreciation (depreciation)	112,177,695
Accumulated net realized gain (loss)	(4,028,851)
Capital shares	561,136,808

Net assets, at value	$675,662,498

Class 1:
Net assets, at value	$479,383,988

Shares outstanding	32,951,271

Net asset value and offering price per share	$14.55

Class 2:
Net assets, at value	$196,278,510

Shares outstanding	13,616,314

Net asset value and offering price per share	$14.41

See notes to financial statements.

FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends	$9,743,344
Interest	133,649

Total investment income	9,876,993

Expenses:
Management fees (Note 3)	1,604,788
Distribution fees - Class 2 (Note 3)	211,000
Transfer agent fees	2,086
Custodian fees (Note 4)	2,650
Reports to shareholders	39,745
Professional fees	14,952
Trustees’ fees and expenses	2,548
Other	16,161

Total expenses	1,893,930

Net investment income	7,983,063

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	28,381,404
Foreign currency transactions	(34,917)

Net realized gain (loss)	28,346,487
Net unrealized appreciation (depreciation) on investments	(14,429,348)

Net realized and unrealized gain (loss)	13,917,139

Net increase (decrease) in net assets resulting from operations	$21,900,202

See notes to financial statements.

FGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$7,983,063	$15,446,674
Net realized gain (loss) from investments and foreign currency transactions	28,346,487	(8,118,887)
Net unrealized appreciation (depreciation) on investments	(14,429,348)	121,978,025

Net increase (decrease) in net assets resulting from operations	21,900,202	129,305,812
Distributions to shareholders from net investment income:
Class 1	(12,401,222)	(14,889,120)
Class 2	(4,840,001)	(2,173,929)

Total distributions to shareholders	(17,241,223)	(17,073,049)
Capital share transactions: (Note 2)
Class 1	(30,172,011)	(42,683,749)
Class 2	58,958,444	78,608,309

Total capital share transactions	28,786,433	35,924,560
Net increase (decrease) in net assets	33,445,412	148,157,323
Net assets:
Beginning of period	642,217,086	494,059,763

End of period	$675,662,498	$642,217,086

Undistributed net investment income included in net assets:
End of period	$6,376,846	$15,635,006

See notes to financial statements.

FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 84% of Fund shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

FGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	43,405	$638,605	2,360,924	$28,273,066
Shares issued in reinvestment of distributions	860,001	12,401,222	1,175,936	14,899,120
Shares redeemed	(2,951,945)	(43,211,838)	(7,072,721)	(85,855,935)

Net increase (decrease)	(2,048,539)	$(30,172,011)	(3,535,861)	$(42,683,749)

Class 2 Shares:
Shares sold	4,247,385	$61,698,327	6,534,882	$81,389,712
Shares issued in reinvestment of distributions	338,698	4,840,001	172,808	2,173,929
Shares redeemed	(527,903)	(7,579,884)	(417,670)	(4,955,332)

Net increase (decrease)	4,058,180	$58,958,444	6,290,020	$78,608,309

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	over $100 million, up to and including $250 million
.450%	over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

FGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $28,211,720 losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$16,950,178
2011	11,261,542

$28,211,720

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $32,639. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments	$571,113,834

Unrealized appreciation	$113,081,820
Unrealized depreciation	(5,267,633)

Net unrealized appreciation (depreciation)	$107,814,187

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $129,232,901 and $117,180,724, respectively.

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FGI-18

FRANKLIN HIGH INCOME FUND

This semiannual report for Franklin High Income Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin High Income Fund – Class 1 delivered a +0.75% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin High Income Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The Fund invests mainly in debt securities, including lower-rated “junk bonds,” offering high yield and expected total return. The Fund may also invest in foreign securities, including emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Credit Suisse First Boston (CSFB) High Yield Index, which returned 2.47% for the six months under review.1

Economic and Market Overview

Over the six-month reporting period, an improving employment picture helped the economy gain a strong foothold, as businesses added almost 1.3 million jobs since January.2 This important factor was one of many that supported an interest rate rise during the period. Although higher interest rates led to increasing mortgage rates and declining housing affordability, the housing market remained historically robust. Rising home prices and strong new and existing home sales contributed to greater consumer spending.

Increases in business spending also contributed to economic growth. Nonresidential investment spending rose at a 5.3% annual rate in the first quarter of 2004.3 Growing consumer demand helped many companies improve their profits. At the same time, many businesses took advantage of the past 12 months’ historically low interest rates to refinance old debt at more attractive levels, which improved their balance sheets. Productivity also continued to rise, which helped businesses generate more goods and services without substantially raising inflation.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks. The Fund’s prospectus also includes a description of the main investment risks.

Many market participants consider the core Consumer Price Index, which excludes food and energy, as a proxy for overall inflation. This index rose 1.9% for the 12 months ended June 30, 2004. Although inflation increased recently, it was still historically low. In fact, when the Federal Reserve Board (Fed) raised the federal funds target rate to 1.25% on June 30, they noted that, “Although incoming inflation data are somewhat elevated, a portion of the increase in recent months appears to have been due to transitory factors.”4

Largely in anticipation of the Fed’s move at the end of June, longer-maturity Treasury yields shifted upward throughout the period. The benchmark 10-year Treasury yield rose from 4.27% at the beginning of the reporting period to 4.62% on June 30, 2004. The market expected the federal funds target rate to exceed 2.0% by the end of 2004, according to the Fed Funds Futures Contract Table. Despite the removal of some of the stimulus provided by lower interest rates, many sources of economic stimuli remained, including an improved jobs picture and higher corporate profits.

Investment Strategy

The primary criteria we use for selecting securities are yield and expected return. We search for securities we believe offer opportunities for income today and growth tomorrow. We perform independent analysis of the corporate debt securities being considered for the Fund’s portfolio, rather than relying principally on the ratings assigned by rating agencies. In our analysis, we consider a variety of factors: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects; the experience and strength of a company’s management; the company’s sensitivity to changes in interest rates and business conditions; the company’s debt maturity schedules and borrowing requirements; and the company’s changing financial condition and market recognition of the change.

4. Source: Federal Reserve Board Press Release, 6/30/04.

Manager’s Discussion

Positive economic trends and equity market gains fueled a rally in the high yield bond market in 2003 and early 2004, benefiting the Fund’s underlying holdings through April. In May, the high yield market began to weaken as interest rate concerns gripped the market, a long-awaited shift that pushed up yields, lowered bond prices and negatively impacted our results. The portfolio’s slightly higher-risk positioning versus the Lipper VIP High Current Yield Funds Objective Average (as gauged by beta coefficient, a common measure of volatility), caused heightened portfolio sensitivity to a weakening high yield bond market that hurt our results in the latter part of this reporting period.5

Although our fundamental, bottom-up investment strategy resulted in mostly advantageous industry weightings, some of our individual positions posted notable losses. For example, high yield corporate bonds within the wireless industry performed roughly in line with the CSFB High Yield Index for the period under review, but Fund holding Dobson Communications fared substantially worse as investors grew concerned about subscriber growth and the future stability of roaming-charge revenues. Another Fund holding, American Color Graphics, specializes in newspaper advertisement insert printing and carries considerable debt. We anticipated a revenue rebound that did not materialize due to ongoing pricing pressures driven in part by the industry’s excess capacity. As a result, investors started to avoid American Color Graphics, and its underlying corporate bonds underperformed the index. In terms of industry weighting, our lack of exposure to the restaurant industry hindered the Fund’s relative performance, as that group delivered one of the highest returns of the reporting period.

On the positive side, maintaining our positions in Adelphia Communications and Magellan Health Services bonds aided Fund returns. Both companies were undergoing Chapter 11 bankruptcy proceedings during all or most of 2004’s first half, and their bonds recovered significantly to outperform the CSFB High Yield Index’s return for the six months under review. We received Magellan stock in exchange for its defaulted debt obligations, and subsequently sold the stock to capture gains and boost the Fund’s relative performance. We maintained most of our position in Adelphia as we awaited the company’s potential sale or emergence from bankruptcy, and at period-end we continued to see little downside in its bonds given the company’s valuable cable assets.

5. Please see Index Descriptions following the Fund Summaries.

Top 10 Sectors/Industries

Franklin High Income Fund

Based on Total Net Assets

6/30/04

Consumer Services	16.7%

Process Industries	13.3%

Communications	11.0%

Utilities	9.8%

Producer Manufacturing	7.2%

Industrial Services	6.0%

Electronic Technology	4.5%

Health Services	4.3%

Transportation	3.7%

Consumer Durables	3.6%

The dollar value, number of shares or principal amount, and complete names of all portfolio holdings are listed in the Fund’s Statement of Investments.

The Fund also benefited from its underweighting in the airline industry, which was the worst performing industry in the CSFB High Yield Index. Additionally, our American Airlines bonds posted positive returns and outperformed the benchmark index during the reporting period, a noteworthy exception to its industry peers.

Thank you for your participation in Franklin High Income Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

SUPPLEMENT DATED AUGUST 15, 2004

TO THE FRANKLIN HIGH INCOME FUND

(FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

PROSPECTUS DATED MAY 1, 2004

The Prospectus is amended as follows:

I. After the last paragraph under the heading MAIN INVESTMENTS on page FH-1, the following is added:

The Fund may invest up to 10% of its assets in credit-linked securities as a means of investing more rapidly and efficiently in permitted segments of the debt securities markets.

II. After the last paragraph under the heading MAIN RISKS on page FH-3, the following is added:

CREDIT-LINKED SECURITIES    Credit-linked securities are structured debt securities that derive their value based on the credit risk of one or more reference debt securities. The Fund may lose money investing in credit-linked securities if a credit event (for example, a bankruptcy or failure to pay interest or principal or a restructuring) occurs with respect to a reference security, if the underlying securities otherwise perform poorly, or if certain counterparties fail to satisfy their obligations. The market for credit-linked securities may suddenly become illiquid, making it difficult for the Fund to sell such securities promptly at an acceptable price.

Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.81	$5.67	$7.44	$8.54	$9.86	$13.28

Income from investment operations:
Net investment income[a]	.25	.51	.63	.87[d]	1.08	1.24
Net realized and unrealized gains (losses)	(.20)	1.21	(1.30)	(.50)[d]	(2.36)	(1.19)

Total from investment operations	.05	1.72	(.67)	.37	(1.28)	.05

Less distributions from:
Net investment income	(.46)	(.58)	(1.10)	(1.47)	(.04)	(3.03)
Net realized gains	—	—	—	—	—	(.44)

Total distributions	(.46)	(.58)	(1.10)	(1.47)	(.04)	(3.47)

Net asset value, end of period	$6.40	$6.81	$5.67	$7.44	$8.54	$9.86

Total return[b]	.75%	31.50%	(9.55)%	4.26%	(13.00)%	(.07)%
Ratios/supplemental data
Net assets, end of period (000’s)	$108,593	$136,218	$111,746	$151,924	$189,986	$314,131
Ratios to average net assets:
Expenses	.60%[c]	.62%	.63%	.62%	.57%	.54%
Net investment income	7.37%[c]	8.19%	9.92%	10.63%[d]	11.43%	9.97%
Portfolio turnover rate	28.96%	52.01%	56.01%	30.03%	20.37%	22.17%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Annualized.
[d]Effective	January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.004)
New realized and unrealized gains (losses) per share .	.004
Ratio of net investment income to average net assets	(.05)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001	2000	1999[e]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.73	$5.62	$7.41	$8.50	$9.83	$13.36

Income from investment operations:
Net investment income[a]	.24	.48	.56	.84 [d]	1.04	1.11
Net realized and unrealized gains (losses)	(.19)	1.21	(1.25)	(.48)[d]	(2.33)	(1.18)

Total from investment operations	.05	1.69	(.69)	.36	(1.29)	(.07)

Less distributions from:
Net investment income	(.45)	(.58)	(1.10)	(1.45)	(.04)	(3.02)
Net realized gains	—	—	—	—	—	(.44)

Total distributions	(.45)	(.58)	(1.10)	(1.45)	(.04)	(3.46)

Net asset value, end of period	$6.33	$6.73	$5.62	$7.41	$8.50	$9.83

Total return[b]	.80%	31.18%	(9.96)%	4.18%	(13.15)%	(0.96)%
Ratios/supplemental data
Net assets, end of period (000’s)	$64,499	$58,681	$7,326	$832	$432	$448
Ratios to average net assets:
Expenses	.85% [c]	.87%	.88%	.87%	.82%	.80% [c]
Net investment income	7.12% [c]	7.94%	9.67%	10.39% [d]	11.16%	9.51% [c]
Portfolio turnover rate	28.96%	52.01%	56.01%	30.03%	20.37%	22.17%

[a]Based	on average daily shares outstanding effective.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Annualized.
[d]Effective	January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.004)
New realized and unrealized gains (losses) per share	.004
Ratio of net investment income to average net assets	(.05)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[e]For	the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE
Bonds 90.5%
Commercial Services 1.9%
American Color Graphics, senior secured note, 10.00%, 6/15/10	United States	$1,200,000	$1,077,000
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	2,800,000	2,170,000
[a]Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11	United States	2,000,000	21,250

			3,268,250

Communications 9.6%
Crown Castle International Corp., senior note, 9.375%, 8/01/11	United States	1,000,000	1,105,000
Dobson Communications Corp., senior note, 8.875%, 10/01/13	United States	2,000,000	1,530,000
Inmarsat Finance PLC, senior note, 144A, 7.625%, 6/30/12	United Kingdom	1,500,000	1,458,750
Nextel Communications Inc., senior note, 7.375%, 8/01/15	United States	2,000,000	2,030,000
Nextel Partners Inc., senior note, 8.125%, 7/01/11	United States	1,000,000	1,025,000
Nortel Networks Corp., senior note, 6.875%, 9/01/23	Canada	1,500,000	1,335,000
NTL Cable PLC, senior note, 144A, 8.75%, 4/15/14	United Kingdom	600,000	618,000
Qwest Communications International Inc., senior note, 144A, 7.50%, 2/15/14	United States	1,500,000	1,361,250
Qwest Corp., 6.875%, 9/15/33	United States	1,000,000	845,000
Rural Cellular Corp., senior secured note, 144A, 8.25%, 3/15/12	United States	1,000,000	1,027,500
Time Warner Telecom Holding, senior note, 144A, 9.25%, 2/15/14	United States	1,000,000	965,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	1,500,000	1,372,500
Triton PCS Inc., senior note, 8.50%, 6/01/13	United States	2,000,000	1,900,000

			16,573,000

Consumer Durables 3.6%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	2,000,000	2,220,000
General Motors, senior deb., 8.25%, 7/15/23	United States	2,000,000	2,099,610
Sealy Mattress Co., senior sub. note, 144A, 8.25%, 6/15/14	United States	2,000,000	2,020,000

			6,339,610

Consumer Non-Durables 2.5%
Del Monte Corp., senior sub. note, 8.625%, 12/15/12	United States	1,000,000	1,082,500
Smithfield Foods Inc., senior note, 7.75%, 5/15/13	United States	1,700,000	1,793,500
Stater Brothers Holdings, 144A, 8.125%, 6/15/12	United States	1,400,000	1,412,250
[a]Styling Technology Corp., senior sub. note, 10.875%, 7/01/08	United States	2,266,514	6,550

			4,294,800

Consumer Services 16.7%
[a]Adelphia Communications Corp., senior note, 10.25%, 6/15/11	United States	1,700,000	1,751,000
Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10	United States	1,500,000	1,666,875
Aztar Corp., senior sub. note, 144A, 7.875%, 6/15/14	United States	1,200,000	1,218,000
Boyd Gaming Corp., senior sub. note, 144A, 6.75%, 4/15/14	United States	1,400,000	1,326,500
Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12	United States	1,400,000	1,386,000
[a]Callahan NordRhein-Westfalen, senior note, 14.00%, 7/15/10	United States	2,750,000	192,583
Charter Communications Holdings II, senior note, 144A, 10.25%, 9/15/10	United States	2,200,000	2,227,500
Dex Media Inc., senior note, 144A, 8.00%, 11/15/13	United States	500,000	482,500
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	1,500,000	1,653,750
DIRECTV Holdings/Finance, senior note, 8.375%, 3/15/13	United States	1,700,000	1,889,125
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	1,700,000	1,683,000
Lin Television Corp., senior sub. note, 6.50%, 5/15/13	United States	1,515,000	1,469,550
Nexstar Finance Inc., senior sub. note, 7.00%, 1/15/14	United States	2,000,000	1,900,000
Park Place Entertainment Corp., senior sub. note, 7.875%, 3/15/10	United States	2,000,000	2,120,000
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	600,000	598,500
Pinnacle Entertainment Inc., senior sub. note, B, 9.25%, 2/15/07	United States	399,000	410,970

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE
Bonds (cont.)
Consumer Services (cont.)
Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10	United States	$800,000	$866,000
Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13	United States	1,200,000	1,192,500
Six Flags Inc., senior note, 8.875%, 2/01/10	United States	1,700,000	1,691,500
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	300,000	291,750
Station Casinos Inc., senior sub. note, 6.50%, 2/01/14	United States	300,000	290,250
Station Casinos Inc., senior sub. note, 6.875%, 3/01/16	United States	1,400,000	1,354,500
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11	United Kingdom	1,282,000	1,211,490

			28,873,843

Electronic Technology 4.5%
Argo-Tech Corp., senior note, 144A, 9.25%, 6/01/11	United States	900,000	931,500
Communications & Power Industries, senior sub. note, 8.00%, 2/01/12	United States	1,800,000	1,809,000
Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13	Singapore	1,000,000	980,000
ON Semiconductor Corp., senior secured note, 13.00%, 5/15/08	United States	1,266,000	1,459,065
Solectron Corp., senior note, 9.625%, 2/15/09	United States	1,000,000	1,102,500
Xerox Corp., senior note, 7.125%, 6/15/10	United States	1,500,000	1,537,500

			7,819,565

Energy Minerals .8%
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	1,300,000	1,322,750

Finance .5%
Western Financial Bank-FSB, sub. deb., 9.625%, 5/15/12	United States	800,000	884,000

Health Services 3.1%
[b]Medcath Holdings Corp., senior note, 144A, 9.875%, 7/15/12	United States	1,300,000	1,319,500
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	2,000,000	1,820,000
United Surgical Partners, senior sub. note, 10.00%, 12/15/11	United States	2,000,000	2,260,000

			5,399,500

Health Technology .8%
Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11	United States	1,300,000	1,368,250

Industrial Services 5.8%
Allied Waste North America Inc., senior secured note, 144A, 6.50%, 11/15/10	United States	2,000,000	1,990,000
Grant Prideco Escrow, senior note, 9.00%, 12/15/09	United States	2,000,000	2,185,000
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	2,000,000	2,150,000
SESI LLC, senior note, 8.875%, 5/15/11	United States	1,500,000	1,623,750
Universal Compression Inc., senior note, 7.25%, 5/15/10	United States	2,000,000	2,075,000

			10,023,750

Non-Energy Minerals 2.2%
Century Aluminum Co., first mortgage, senior secured note, 11.75%, 4/15/08	United States	2,000,000	2,240,000
Ispat Inland ULC, senior secured note, 144A, 9.75%, 4/01/14	United States	1,500,000	1,552,500

			3,792,500

Process Industries 13.2%
BCP Caylux Holding Lux SCA, senior sub. note, 144A, 9.625%, 6/15/14	Luxembourg	1,800,000	1,874,250
Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07	United States	957,000	887,618
Georgia-Pacific Corp., 8.125%, 5/15/11	United States	2,000,000	2,220,000
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08	United States	1,500,000	1,515,000
HMP Equity Holdings Corp., 144A, zero cpn., 5/15/08	United States	2,200,000	1,705,000
Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09	United States	1,800,000	891,000
Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13	United States	2,000,000	1,990,000
Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13	United States	1,500,000	1,631,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE
Bonds (cont.)
Process Industries (cont.)
MDP Acquisitions PLC, senior note, 9.625%, 10/01/12	Irish Republic	$2,000,000	$2,200,000
Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13	United States	2,000,000	2,105,000
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	1,500,000	1,380,000
[a]Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07	Indonesia	4,250,000	403,750
Pliant Corp., senior sub. note, 13.00%, 6/01/10	United States	2,000,000	1,800,000
Rhodia SA, senior note, 144A, 10.25%, 6/01/10	France	1,500,000	1,522,500
[a]Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04	Indonesia	2,000,000	755,000

			22,880,368

Producer Manufacturing 7.2%
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11	United States	2,000,000	2,110,000
Fimep SA, senior note, 10.50%, 2/15/13	France	2,000,000	2,290,000
[a]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	—
H&E Equipment/Finance, senior secured note, 11.125%, 6/15/12	United States	2,000,000	2,035,000
Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	1,700,000	1,700,000
Norcraft Cos. LP, senior sub. note, 144A, 9.00%, 11/01/11	United States	2,000,000	2,120,000
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	1,556,000	1,762,170
TRW Automotive Inc., senior sub. note, 11.00%, 2/15/13	United States	403,000	477,555

			12,494,725

Real Estate 2.5%
Corrections Corp. of America, senior note, 9.875%, 5/01/09	United States	1,000,000	1,115,000
Corrections Corp. of America, senior note, 7.50%, 5/01/11	United States	500,000	507,500
Host Marriott LP, senior note, I, 9.50%, 1/15/07	United States	1,500,000	1,646,250
Meristar Hospitality Corp., senior note, 10.50%, 6/15/09	United States	1,000,000	1,070,000

			4,338,750

Real Estate Development 1.0%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	1,700,000	1,717,000

Retail Trade 1.1%
Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08	United States	2,000,000	1,895,000

Transportation 3.7%
American Airlines, 9.71%, 1/02/07	United States	1,200,812	1,114,659
CP Ships Ltd., senior note, 10.375%, 7/15/12	Canada	1,500,000	1,721,250
Great Lakes Dredge & Dock Corp, senior sub. note, 7.75%, 12/15/13	United States	2,000,000	1,700,000
Laidlaw International Inc., senior note, 10.75%, 6/15/11	United States	1,700,000	1,863,625

			6,399,534

Utilities 9.8%
AES Corp., senior secured note, 144A, 9.00%, 5/15/15	United States	1,700,000	1,829,625
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	2,200,000	2,186,250
Aquila Inc., senior note, 14.875%, 7/01/12	United States	1,700,000	2,057,000
Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	Canada	1,000,000	665,000
Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13	United States	1,500,000	1,237,500
CMS Energy Corp., senior note, 7.50%, 1/15/09	United States	2,000,000	2,000,000
Dynegy Holdings Inc., senior note, 8.75%, 2/15/12	United States	2,500,000	2,387,500
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,000,000	2,030,000
Williams Cos. Inc., senior note, 8.625%, 6/01/10	United States	2,300,000	2,541,500

			16,934,375

Total Bonds (Cost $164,630,900)			156,619,570

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE
Common Stocks and Warrants 1.5%
Communications 1.3%
[c]Arch Wireless Inc., A	United States	1,321	$37,635
[c]Call-Net Enterprises Inc., B	Canada	47,553	135,526
[c]Dobson Communications Corp.	United States	70,446	229,654
[c]ICG Communications Inc.	United States	10,694	4,812
[c]ICG Communications Inc., wts., 6/05/07	United States	1,772	18
[c]ICO Global Communications Holdings Ltd.	United States	300,767	156,399
[c]ICO Global Communications Holdings Ltd., wts., 5/16/06	United States	75,546	754
[c]International Wireless Communications Holdings Inc.	United States	377,088	45,251
[c]Metrocall Holdings Inc.	United States	23,100	1,547,700
[c]Millicom International Cellular SA	Luxembourg	1	22
[c,d]Poland Telecom Finance, wts., 144A, 12/01/07	Poland	8,000	—
[c]XO Communications Inc.	United States	4,875	20,231
[c]XO Communications Inc., wts., A, 1/16/10	United States	9,749	14,623
[c]XO Communications Inc., wts., B, 1/16/10	United States	7,312	7,678
[c]XO Communications Inc., wts., C, 1/16/10	United States	7,312	5,228

			2,205,531

Electronic Technology
[c]Loral Space & Communications Ltd., wts., 1/15/07	United States	1,500	26

Consumer Services
[c]Jack in the Box Inc.	United States	210	6,238

Industrial Services .2%
[c]Transocean Inc., wts., 144A, 5/01/09	United States	1,500	345,000

Producer Manufacturing
[c]Goss Holdings Inc., B	United States	44,604	—

Utilities
[c,d]Empire Gas Corp., wts., 7/15/04	United States	6,900	—

Total Common Stocks and Warrants (Cost $12,016,384)			2,556,795

Preferred Stocks 1.3%
Health Services 1.2%
Fresenius Medical Care, Capital Trust II, 7.875%, pfd.	Germany	2,000	2,115,000

Process Industries .1%
[a]Asia Pulp & Paper Co. Ltd., 12.00%, pfd.	Indonesia	4,500,000	112,500

Total Preferred Stocks (Cost $6,486,875)			2,227,500

Convertible Preferred Stock (Cost $246,000) .1%
Communications
Dobson Communications Corp., 6.00%, cvt. pfd.	United States	1,500	154,500

Total Investments before Repurchase Agreement (Cost $183,380,159)			161,558,365

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE
[e]Repurchase Agreement (Cost $8,515,847) 4.9%
Joint Repurchase Agreement, 1.305%, 7/01/04 (Maturity Value $8,516,156)		$8,515,847	$8,515,847

ABN AMRO Bank, N.V., New York Branch (Maturity Value $795,835)

Banc of America Securities LLC (Maturity Value $374,541)

Barclays Capital Inc. (Maturity Value $421,293)

Bear, Stearns & Co. Inc. (Maturity Value $374,541)

BNP Paribas Securities Corp. (Maturity Value $1,029,859)

Deutsche Bank Securities Inc. (Maturity Value $374,541)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $842,588)

Goldman, Sachs & Co. (Maturity Value $842,588)

Greenwich Capital Markets Inc. (Maturity Value $795,835)

Lehman Brothers Inc. (Maturity Value $838,841)

Morgan Stanley & Co. Inc. (Maturity Value $795,835)

UBS Securities LLC (Maturity Value $1,029,859)

Collateralized by U.S. Government Agency Securities, 1.100%-7.125%, 7/01/04-6/15/09, U.S. Treasury Bills, 1.180%-1.220%, 8/05/04-11/18/04, and U.S. Treasury Notes, 1.625%-6.500%, 12/31/04-5/15/09

Total Investments (Cost $191,896,006) 98.3%			170,074,212
Other Assets, less Liabilities 1.7%			3,018,605

Net Assets 100.0%			$173,092,817

[a]Defaulted	securities. See Note 7.
[b]See	Note 1(d) regarding securities purchased on a delayed delivery basis.
[c]Non-income	producing.
[d]See	Note 8 regarding restricted securities.
[e]See	Note 1(c) regarding joint repurchase agreement
[f]The	principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements

Statements of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$191,896,006

Value	170,074,212
Receivables:
Investment securities sold	1,121,342
Capital shares sold	762,446
Interest	3,040,380

Total assets	174,998,380

Liabilities:
Payables:
Investment securities purchased	1,650,453
Capital shares redeemed	131,955
Affiliates	104,751
Other liabilities	18,404

Total liabilities	1,905,563

Net assets, at value	$173,092,817

Net assets consist of:
Undistributed net investment income	$4,306,104
Net unrealized appreciation (depreciation)	(21,821,794)
Accumulated net realized gain (loss)	(117,629,774)
Capital shares	308,238,281

Net assets, at value	$173,092,817

Class 1:
Net assets, at value	$108,593,396

Shares outstanding	16,959,998

Net asset value and offering price per share	$6.40

Class 2:
Net assets, at value	$64,499,421

Shares outstanding	10,196,599

Net asset value and offering price per share	$6.33

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends	$50,697
Interest	7,288,011

Total investment income	7,338,708

Expenses:
Management fees (Note 3)	521,289
Distribution fees - Class 2 (Note 3)	80,539
Transfer agent fees	764
Custodian fees (Note 4)	2,889
Reports to shareholders	13,120
Professional fees	9,591
Trustees’ fees and expenses	777
Other	6,491

Total expenses	635,460

Net investment income	6,703,248

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,160,232)
Foreign currency transactions	6

Net realized gain (loss)	(3,160,226)
Net unrealized appreciation (depreciation) on investments	(2,284,633)

Net realized and unrealized gain (loss)	(5,444,859)

Net increase (decrease) in net assets resulting from operations	$1,258,389

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$6,703,248	$12,064,982
Net realized gain (loss) from investments and foreign currency transactions	(3,160,226)	(13,030,110)
Net unrealized appreciation (depreciation) on investments	(2,284,633)	41,254,872

Net increase (decrease) in net assets resulting from operations	1,258,389	40,289,744
Distributions to shareholders from net investment income:
Class 1	(7,299,767)	(11,192,157)
Class 2	(4,002,774)	(2,049,901)

Total distributions to shareholders	(11,302,541)	(13,242,058)
Capital share transactions: (Note 2)
Class 1	(21,554,388)	2,030,563
Class 2	9,791,811	46,749,559

Total capital share transactions	(11,762,577)	48,780,122
Net increase (decrease) in net assets	(21,806,729)	75,827,808
Net assets:
Beginning of period	194,899,546	119,071,738

End of period	$173,092,817	$194,899,546

Undistributed net investment income included in net assets:
End of period	$4,306,104	$8,905,397

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin High Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 98% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

f. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,596,245	$24,742,150	11,487,433	$71,330,100
Shares issued in reinvestment of distributions	1,149,570	7,299,767	1,828,784	11,192,157
Shares redeemed	(7,784,705)	(53,596,305)	(13,033,894)	(80,491,694)

Net increase (decrease)	(3,038,890)	$(21,554,388)	282,323	$2,030,563

Class 2 Shares:
Shares sold	5,448,202	$36,668,226	9,104,383	$56,921,673
Shares issued in reinvestment of distributions	637,384	4,002,774	338,268	2,049,901
Shares redeemed	(4,602,204)	(30,879,189)	(2,032,596)	(12,222,015)

Net increase (decrease)	1,483,382	$9,791,811	7,410,055	$46,749,559

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $114,469,549 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007	$2,294,320
2008	26,944,467
2009	14,152,532
2010	46,366,314
2011	24,711,916

$114,469,549

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$192,304,119

Unrealized appreciation	$9,425,608
Unrealized depreciation	(31,655,515)

Net unrealized appreciation (depreciation)	$(22,229,907)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $49,946,153 and $65,828,467, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 92.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2004, the value of these securities was $3,242,633, representing 1.9% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (unaudited) (continued)

8. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
6,900	Empire Gas Corp., wts., 7/15/04	6/23/94	$11,286	$—
8,000	Poland Telecom Finance, wts., 144A, 12/01/07	11/24/97	48,000	—

	Total Restricted Securities (.0% of Net Assets)			$—

9. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (unaudited) (continued)

9. REGULATORY MATTERS (cont).

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN INCOME SECURITIES FUND

This semiannual report for Franklin Income Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Income Securities Fund – Class 1 delivered a +1.92% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Income Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated “junk bonds.”

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the Standard & Poor’s 500 Composite Index’s (S&P 500’s) 3.44% total return but outperformed the Lehman Brothers U.S. Aggregate Index’s and Lipper VIP Income Funds Objective Average’s 0.15% and 1.29% total returns.1

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) growth rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks. The Fund’s prospectus also includes a description of the main investment risks.

Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets were modestly higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.4

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the six months under review, the utilities, energy and corporate bond sectors contributed to the Fund’s performance. Within utilities, electric utilities performed well as represented by the 5.14% total return of the S&P 500 Electric Utilities Index.4 Utilities exhibited attractive dividend yields and valuations relative to the overall market as more investors gravitated toward the sector’s qualified dividend income

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

following the tax relief act of 2003. Investors also seemed to favor the sector’s greater perceived earnings and cash flow stability as companies focused on core utility operations and away from many of the past several years’ failed growth initiatives. Large individual holdings that benefited the Fund included FirstEnergy, Alliant Energy and Energy East.

Our major oil- and gas-related holdings also positively impacted Fund performance as crude oil and domestic natural gas prices remained at relatively high levels, which enabled these companies to deliver what we consider attractive earnings, cash flow and dividend per share growth. The gradual pick-up in global economic activity helped increase demand as supply continued to be challenged by the natural decline of existing oil and gas fields as well as potential Organization of Petroleum Exporting Countries (OPEC) cartel actions to influence supply and demand balance. Additionally, continued Middle East instability and difficulties in securing a peaceful transition to a new Iraqi government kept oil prices at elevated levels. Large individual holdings that performed well included BP and ChevronTexaco.

Within fixed income markets, high yield corporate bonds outperformed 10-year U.S. Treasury securities and investment-grade corporate bonds. Stronger economic conditions, along with improved fundamental business conditions, enabled corporate yield spreads over Treasuries to tighten, enhancing the positive impact of historically low interest rates during the reporting period. Holdings that benefited Fund performance included Allegheny Supply Energy and Callon Petroleum. Low overall interest rates and tighter corporate spreads also provided the Fund with the opportunity to take profits in high yield corporate bonds. During the period, we realized gains in Echostar Communications, Amkor Technology, Chesapeake Energy and IMC Global.

Conversely, the health care sector detracted from the Fund’s performance during the six-month period. Health care stocks, particularly those of major pharmaceutical companies, underperformed the overall market as investors focused on several issues clouding the sector’s fundamental outlook and showed general interest in companies with greater perceived leverage to the global economic upturn. Fundamental concerns weighing on the sector’s share prices included the upcoming presidential election and potential changes to existing legislation and Medicare reimbursement levels, patent expirations and the need to continue discovering new products to drive future revenue and profits, and increasing drug importation to offset rising health care costs. Holdings

Top Five Stock Holdings

Franklin Income Securities Fund

6/30/04

Company Sector/Industry	% of Total Net Assets

Ameren Corp.	2.0%
Utilities

Ford Motor Co. Capital Trust II	1.8%
Consumer Durables

Unumprovident Corp.	1.6%
Finance

Cinergy Corp.	1.2%
Utilities

Dominion Resources Inc.	1.2%
Utilities

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Top Five Bond Holdings

Franklin Income Securities Fund

6/30/04

Issuer Sector/Industry	% of Total Net Assets

Charter Communications Holdings LLC	3.5%
Consumer Services

FHLMC	3.3%
U.S. Government Agencies & Mortgages

Dynegy Holdings Inc.	1.9%
Utilities

Tenet Healthcare Corp.	1.8%
Health Services

Rhodia SA (France)	1.7%
Process Industries

that negatively impacted Fund performance included Tenet Healthcare bonds and Bristol-Myers Squibb, Pfizer and Wyeth stocks.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,

		2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.40	$11.48	$12.96	$14.70	$14.69	$16.92

Income from investment operations:
Net investment income[a]	.41	.81	.90	1.09 [e]	1.17	1.19
Net realized and unrealized gains (losses)	(.14)	2.79	(.89)	(.92)[e]	1.40	(1.43)

Total from investment operations	.27	3.60	.01	.17	2.57	(.24)

Less distributions from:
Net investment income	(.48)	(.68)	(1.23)	(1.03)	(1.85)	(1.46)
Net realized gains	—	—	(.26)	(.88)	(.71)	(.53)

Total distributions	(.48)	(.68)	(1.49)	(1.91)	(2.56)	(1.99)

Net asset value, end of period	$14.19	$14.40	$11.48	$12.96	$14.70	$14.69

Total return[b]	1.92%	32.10%	(.37)%	.98%	19.77%	(1.82)%
Ratios/supplemental data
Net assets, end of period (000’s)	$509,405	$537,950	$427,036	$527,047	$647,370	$775,116
Ratios to average net assets:
Expenses	.49% [d]	.51%	.53%	.53%	.50%	.50%
Net investment income	5.68% [d]	6.33%	7.40%	7.90% [e]	8.21%	7.41%
Portfolio turnover rate	29.70%	47.03%	62.00%	32.52%	23.92%	11.89%
Portfolio turnover rate excluding mortgage dollar rolls[c]	29.40%	45.50%	—	—	—	—

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(f) regarding mortgage dollar rolls.
[d]	Annualized.
[e]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$.008
Net realized and unrealized gains/losses per share	(.008)
Ratio of net investment income to average net assets	.06%

Per share data and ratios for prior periods have not been restated to reflect this change in the accounting policy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,

		2003	2002	2001	2000	1999[f]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.23	$11.38	$12.88	$14.66	$14.65	$17.07

Income from investment operations:
Net investment income[a]	.39	.76	.84	1.03 [e]	1.14	1.10
Net realized and unrealized gains (losses)	(.13)	2.77	(.86)	(.90)[e]	1.39	(1.53)

Total from investment operations	.26	3.53	(.02)	.13	2.53	(.43)

Less distributions from:
Net investment income	(.47)	(.68)	(1.22)	(1.03)	(1.81)	(1.46)
Net realized gains	—	—	(.26)	(.88)	(.71)	(.53)

Total distributions	(.47)	(.68)	(1.48)	(1.91)	(2.52)	(1.99)

Net asset value, end of period	$14.02	$14.23	$11.38	$12.88	$14.66	$14.65

Total return[b]	1.87%	31.72%	(.61)%	.76%	19.43%	(2.93)%
Ratios/supplemental data
Net assets, end of period (000’s)	$1,011,233	$621,001	$70,130	$9,067	$2,534	$1,302
Ratios to average net assets:
Expenses	.74% [d]	.76%	.78%	.78%	.75%	.75% [d]
Net investment income	5.43% [d]	6.08%	7.15%	7.68% [e]	7.99%	7.36% [d]
Portfolio turnover rate	29.70%	47.03%	62.00%	32.52%	23.92%	11.89%
Portfolio turnover rate excluding mortgage dollar rolls[c]	29.40%	45.50%	—	—	—	—

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(f) regarding mortgage dollar rolls.
[d]Annualized.
[e]Effective	January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$.008
Net realized and unrealized gains/losses per share	(.008)
Ratio of net investment income to average net assets	.06%

Per share data and ratios for prior periods have not been restated to reflect this change in the accounting policy.

[f]For	the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES/ WARRANTS	VALUE
Common Stocks and Warrants 35.2%
Communications 1.5%
AT&T Corp.	United States	200,000	$2,926,000
[a]MCI Inc.	United States	46,203	666,709
SBC Communications Inc.	United States	333,500	8,087,375
Verizon Communications Inc.	United States	308,400	11,160,996
[a]XO Communications Inc.	United States	6,967	28,911
[a]XO Communications Inc., wts., A, 1/16/10	United States	13,934	20,901
[a]XO Communications Inc., wts., B, 1/16/10	United States	10,451	10,974
[a]XO Communications Inc., wts., C, 1/16/10	United States	10,451	7,473

			22,909,339

Consumer Durables .4%
General Motors Corp.	United States	120,000	5,590,800

Consumer Non-Durables 1.2%
Altria Group Inc.	United States	200,000	10,010,000
Coca-Cola Co.	United States	50,000	2,524,000
Loews Corp.–Carolina Group	United States	227,900	5,594,945

			18,128,945

Electronic Technology .4%
Lockheed Martin Corp.	United States	102,400	5,332,992

Energy Minerals 5.1%
BP PLC, ADR	United Kingdom	225,000	12,053,250
[a]Callon Petroleum Co., wts., 12/08/10	United States	90,000	450,000
Canadian Oil Sands Trust	Canada	350,000	11,525,266
ChevronTexaco Corp.	United States	200,000	18,822,000
Marathon Oil Corp.	United States	306,300	11,590,392
[a]Mission Resources Corp.	United States	901,100	5,136,270
Royal Dutch Petroleum Co., N.Y. shs.	Netherlands	300,000	15,501,000
Yukos Corp., ADR	Russia	58,000	1,832,800

			76,910,978

Finance 2.4%
Bank of America Corp.	United States	166,590	14,096,846
Comerica Inc.	United States	120,000	6,585,600
Fifth Third Bancorp	United States	100,000	5,378,000
JP Morgan Chase & Co.	United States	250,000	9,692,500

			35,752,946

Health Technology 3.9%
Bristol-Myers Squibb Co.	United States	700,000	17,150,000
Johnson & Johnson Inc.	United States	150,000	8,355,000
Merck & Co. Inc.	United States	350,000	16,625,000
Pfizer Inc.	United States	413,300	14,167,924
Wyeth	United States	100,000	3,616,000

			59,913,924

Non-Energy Minerals .6%
AngloGold Ltd., ADR	South Africa	171,300	5,509,008
Barrick Gold Corp.	Canada	200,000	3,950,000

			9,459,008

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE
Common Stocks and Warrants (cont.)
Process Industries .8%
Dow Chemical Co.	United States	175,000	$7,122,500
Eastman Chemical Co.	United States	100,000	4,623,000

			11,745,500

Producer Manufacturing .5%
General Electric Co.	United States	250,000	8,100,000

Real Estate Investment Trusts 1.2%
Developers Diversified Realty Corp.	United States	325,000	11,495,250
[a]Felcor Lodging Trust Inc.	United States	197,700	2,392,170
iStar Financial Inc.	United States	118,500	4,740,000

			18,627,420

Utilities 17.2%
Alliant Energy Corp.	United States	400,000	10,432,000
[b]Ameren Corp.	United States	700,000	30,072,000
American Electric Power Co. Inc.	United States	300,000	9,600,000
CenterPoint Energy Inc.	United States	200,000	2,300,000
Cinergy Corp.	United States	500,000	19,000,000
[a]CMS Energy Corp.	United States	250,000	2,282,500
Dominion Resources Inc.	United States	300,000	18,924,000
DTE Energy Co.	United States	260,000	10,540,400
Duke Energy Corp.	United States	400,000	8,116,000
Edison International	United States	159,000	4,065,630
Energy East Corp.	United States	300,000	7,275,000
FirstEnergy Corp.	United States	500,000	18,705,015
FPL Group Inc.	United States	162,600	10,398,270
Hawaiian Electric Industries Inc.	United States	120,000	3,132,000
KeySpan Corp.	United States	250,000	9,175,000
NiSource Inc.	United States	700,000	14,434,000
ONEOK Inc.	United States	650,000	14,293,500
Pepco Holdings Inc.	United States	300,000	5,484,000
Pinnacle West Capital Corp.	United States	150,000	6,058,500
PPL Corp.	United States	150,000	6,885,000
Progress Energy Inc.	United States	260,000	11,453,000
Public Service Enterprise Group Inc.	United States	140,000	5,604,200
Puget Energy Inc.	United States	250,000	5,477,500
Sempra Energy	United States	200,000	6,886,000
Southern Co.	United States	500,000	14,575,000
TECO Energy Inc.	United States	200,000	2,398,000
Xcel Energy Inc.	United States	260,000	4,344,600

			261,911,115

Total Common Stocks and Warrants (Cost $466,024,342)			534,382,967

Preferred Stock (Cost $7,620,962)
Process Industries
[c]Asia Pulp & Paper Co. Ltd., 12.00%, pfd.	Indonesia	10,073,000	251,825

Convertible Preferred Stocks 7.5%
Communications .7%
ALLTEL Corp., 7.75%, cvt. pfd.	United States	200,000	10,032,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Convertible Preferred Stocks (cont.)
Consumer Durables 1.8%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	500,000	$27,380,000

Electronic Technology .5%
Lehman Brothers Holdings into Solectron Corp., 7.00%, cvt. pfd.	United States	300,000	7,312,500

Energy Minerals .5%
Chesapeake Energy Corp., 4.125%, cvt. pfd., 144A	United States	5,000	5,387,500
Unocal Corp., 6.25%, cvt. pfd.	United States	50,000	2,600,000

			7,987,500

Finance 2.9%
Citigroup Global Markets into Wye Elks, 6.00%, cvt. pfd.	United States	100,000	3,662,500
Genworth Financial Inc., 6.00%, cvt. pfd., A	United States	256,300	7,342,995
Lehman Brothers Holdings Inc. into Weatherford International, 6.00%, cvt. pfd.	United States	100,000	4,418,000
Travelers Property Casualty Corp., 4.50%, cvt. pfd.	United States	225,000	5,355,000
Unumprovident Corp., 8.25%, cvt. pfd.	United States	900,000	23,737,500

			44,515,995

Real Estate Investment Trusts 1.1%
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	200,000	4,750,000
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A	United States	141,048	3,385,152
Host Marriott Corp., 6.75%, cvt. pfd.	United States	175,500	8,942,778

			17,077,930

Total Convertible Preferred Stocks (Cost $105,165,563)			114,305,925

		PRINCIPAL AMOUNT
Bonds 32.5%
Commercial Services .1%
American Color Graphics, senior secured note, 10.00%, 6/15/10	United States	$1,200,000	1,077,000

Communications 2.6%
MCI Inc., senior note, 5.908%, 5/01/07	United States	356,000	346,210
MCI Inc., senior note, 6.688%, 5/01/09	United States	356,000	330,190
MCI Inc., senior note, 7.735%, 5/01/14	United States	305,000	273,737
Qwest Capital Funding, 7.00%, 8/03/09	United States	8,500,000	7,501,250
Qwest Capital Funding, 7.25%, 2/15/11	United States	9,000,000	7,740,000
Qwest Communications International Inc., senior note, 144A, 7.50%, 2/15/14	United States	6,000,000	5,445,000
Qwest Corp., 6.875%, 9/15/33	United States	5,400,000	4,563,000
Time Warner Telecom Holding, senior note, 144A, 9.25%, 2/15/14	United States	11,000,000	10,615,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	2,900,000	2,653,500

			39,467,887

Consumer Durables .7%
General Motors, senior deb., 8.375%, 7/15/33	United States	10,000,000	10,614,770

Consumer Services 3.6%
Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12	United States	19,400,000	19,206,000
Charter Communications Holdings LLC, senior note, 8.25%, 4/01/07	United States	10,500,000	9,660,000
Charter Communications Holdings LLC, senior note, 8.625%, 4/01/09	United States	5,000,000	4,012,500
Charter Communications Holdings LLC, senior note, 10.75%, 10/01/09	United States	16,000,000	13,520,000
Mediacom LLC, senior note, 9.50%, 1/15/13	United States	4,000,000	3,880,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE
Bonds (cont.)
Consumer Services (cont.)
Six Flags Inc., senior note, 9.50%, 2/01/09	United States	$2,800,000	$2,891,000
Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11	United States	1,427,000	1,459,107

			54,628,607

Electronic Technology .5%
Lucent Technologies, 6.45%, 3/15/29	United States	10,400,000	8,086,000

Energy Minerals 1.1%
Callon Petroleum Co., 144A, 9.75%, 12/08/10	United States	9,000,000	8,955,000
Mission Resources Corp., 144A, 9.875%, 4/01/11	United States	8,000,000	8,200,000

			17,155,000

Finance 1.5%
E*trade Financial Corp., senior note, 144A, 8.00%, 6/15/11	United States	15,000,000	15,000,000
Ford Motor Credit Co., 7.00%, 10/01/13	United States	8,000,000	8,089,352

			23,089,352

Health Services 2.0%
HealthSouth Corp., senior note, 7.625%, 6/01/12	United States	3,900,000	3,695,250
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	20,000,000	17,600,000
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	10,000,000	9,100,000

			30,395,250

Industrial Services 1.9%
El Paso Corp., senior note, 6.75%, 5/15/09	United States	12,000,000	10,920,000
El Paso Corp., senior note, 7.375%, 12/15/12	United States	4,000,000	3,490,000
El Paso Corp., senior note, 7.75%, 1/15/32	United States	10,000,000	8,075,000
El Paso Production Holdings, 7.75%, 6/01/13	United States	6,000,000	5,535,000

			28,020,000

Non-Energy Minerals 1.0%
Ispat Inland ULC, senior secured note, 144A, 9.75%, 4/01/14	United States	14,600,000	15,111,000

Process Industries 2.9%
Consoltex Group Inc., PIK, 11.00%, 1/31/09	United States	12,447,987	1,245
Equistar Chemicals LP, senior note, 10.125%, 9/01/08	United States	3,600,000	3,960,000
Four M Corp., senior note, B, 12.00%, 6/01/06	United States	2,000,000	2,030,000
Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13	United States	11,500,000	12,506,250
Rhodia SA, senior note, 144A, 10.25%, 6/01/10	France	25,000,000	25,375,000

			43,872,495

Producer Manufacturing 1.8%
Case New Holland Inc., senior note, 144A, 6.00%, 6/01/09	United States	15,000,000	14,025,000
H&E Equipment/Finance, 11.125%, 6/15/12	United States	1,350,000	1,373,625
Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	9,000,000	9,000,000
Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07	Canada	2,350,000	2,446,938

			26,845,563

Real Estate Investment Trusts 1.1%
HMH Properties Inc., senior secured note, 7.875%, 8/01/08	United States	1,997,000	2,056,910
Host Marriott LP, senior note, 7.125%, 11/01/13	United States	5,000,000	4,925,000
Meristar Hospitality Corp., 9.125%, 1/15/11	United States	10,000,000	10,150,000

			17,131,910

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE
Bonds (cont.)
Real Estate Development 1.5%
AMR Real Estate, senior note, 144A, 8.125%, 6/01/12	United States	$22,500,000	$23,062,500

Transportation .9%
American Airlines, 9.71%, 1/02/07	United States	6,184,173	5,740,489
Delta Air Lines, 7.70%, 12/15/05	United States	11,000,000	7,425,000

			13,165,489

Utilities 9.3%
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	10,000,000	9,937,500
Aquila Inc., senior note, 14.875%, 7/01/12	United States	16,000,000	19,360,000
Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	Canada	20,000,000	13,300,000
Calpine Corp., senior note, 7.875%, 4/01/08	United States	8,000,000	5,240,000
Calpine Corp., senior note, 8.625%, 8/15/10	United States	12,700,000	8,318,500
Calpine Corp., senior note, 8.50%, 2/15/11	United States	16,900,000	11,111,750
Calpine Generating Co., 144A, 10.25%, 4/01/11	United States	3,500,000	3,185,000
Dynegy Holdings Inc., senior note, 6.875%, 4/01/11	United States	11,000,000	9,528,750
Dynegy Holdings Inc., senior note, 8.75%, 2/15/12	United States	10,700,000	10,218,500
Dynegy Holdings Inc., secured note, 144A, 10.125%, 7/15/13	United States	8,000,000	8,700,000
Edison Mission Energy, senior note, 7.73%, 6/15/09	United States	10,000,000	9,775,000
FirstEnergy Corp., 6.45%, 11/15/11	United States	4,000,000	4,153,088
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	15,000,000	15,225,000
Pacific Gas & Electric Co., 6.05%, 3/01/34	United States	14,400,000	13,588,978

			141,642,066

Total Bonds (Cost $499,823,205)			493,364,889

Convertible Bonds 3.2%
Consumer Services .6%
Charter Communications Inc., cvt., 5.75%, 10/15/05	United States	9,945,000	9,534,769

Electronic Technology .7%
Nortel Networks Corp., senior note, cvt., 4.25%, 9/01/08	Canada	5,000,000	4,812,500
SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07	United States	5,100,000	4,794,000

			9,606,500

Health Technology .3%
Enzon Pharmaceuticals Inc., cvt., 4.50%, 7/01/08	United States	5,000,000	4,643,750

Industrial Services .6%
Hanover Compressor Co., cvt., 4.75%, 3/15/08	United States	10,000,000	9,337,500

Real Estate Investment Trusts 1.0%
Host Marriott LP, cvt., 144A, 3.25%, 3/15/24	United States	10,000,000	9,548,200
Meristar Hospitality Corp., cvt., 9.50%, 4/01/10	United States	4,500,000	5,676,300

			15,224,500

Total Convertible Bonds (Cost $44,772,379)			48,347,019

Zero Coupon/Step-Up Bonds 6.3%
Commercial Services .4%
Johnsondiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	8,800,000	6,820,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE
Zero Coupon/Step-Up Bonds (cont.)
Consumer Services 3.1%
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11	United States	$5,000,000	$3,975,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50% thereafter, 1/15/11	United States	17,500,000	12,906,250
Dex Media Inc., senior disc. note, 144A, zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	12,500,000	8,125,000
Dex Media Inc., zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	10,000,000	6,500,000
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	3,300,000	3,069,000
Telenet Group Holding NV, senior note, 144A, zero cpn. to 12/15/08, 11.50% thereafter, 6/15/14	Belgium	20,000,000	12,800,000

			47,375,250
Industrial Services .3%
Hanover Compressor Co., sub. note, zero cpn., 3/31/07	United States	5,000,000	3,975,000

Process Industries 2.5%
Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09	United States	30,000,000	14,850,000
Nalco Finance Holdings, senior note, 144A, zero cpn. to 8/01/09, 9.00% thereafter, 2/01/14	United States	35,000,000	23,362,500

			38,212,500

Total Zero Coupon/Step-Up Bonds (Cost $94,573,577)			96,382,750

Agency Bonds 5.3%
FHLMC, 6.00%, 3/01/33		2,561,462	2,621,678
FHLMC, 5.00%, 7/01/33		10,749,927	10,413,609
FHLMC, 5.00%, 8/01/33		23,030,160	22,309,647
FHLMC, 5.00%, 11/01/33		14,428,740	13,977,328
FHLMC, 6.00%, 11/01/33		422,388	432,075
FNMA, 6.50%, 5/01/31		26,508	27,653
FNMA, 6.50%, 1/01/32		2,258,046	2,355,528
FNMA, 6.50%, 6/01/32		4,069,897	4,242,055
FNMA, 6.50%, 7/01/32		1,519,818	1,584,107
FNMA, 6.50%, 8/01/32		2,966,724	3,092,218
GNMA, 6.00%, 1/15/29		15,670	16,109
GNMA, 6.00%, 2/15/29		87,618	90,075
GNMA, 6.00%, 3/15/29		114,043	117,240
GNMA, 6.00%, 5/15/29		9,443	9,708
GNMA, 6.00%, 12/15/31		109,670	112,682
GNMA, 6.00%, 5/15/32		37,643	38,664
GNMA, 6.00%, 9/15/32		48,678	49,998
GNMA, 6.00%, 10/15/32		2,436,885	2,503,003
GNMA, 6.00%, 11/15/32		2,729,733	2,803,798
GNMA, SF, 5.00%, 3/15/34		14,799,120	14,371,798

Total Agency Bonds (Cost $82,004,602)			81,168,973

Municipal Bonds .6%
California State GO, 5.125%, 4/01/25	United States	5,000,000	4,971,150
California State GO, 5.00%, 2/01/33	United States	4,400,000	4,206,664

Total Municipal Bonds (Cost $9,268,687)			9,177,814

Total Investments before Repurchase Agreement (Cost $1,309,253,317)			1,377,382,162

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE
[d]Repurchase Agreement (Cost $126,813,219) 8.3%
Joint Repurchase Agreement, 1.305%, 7/01/04 (Maturity Value $126,817,817)		126,813,219	$126,813,219
ABN AMRO Bank, N.V., New York Branch (Maturity Value $11,851,125)
Banc of America Securities LLC (Maturity Value $5,577,448)
Barclays Capital Inc. (Maturity Value $6,273,677)
Bear, Stearns & Co. Inc. (Maturity Value $5,577,448)
BNP Paribas Securities Corp. (Maturity Value $15,336,078)
Deutsche Bank Securities Inc. (Maturity Value $5,577,448)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $12,547,355)
Goldman, Sachs & Co. (Maturity Value $12,547,355)
Greenwich Capital Markets Inc. (Maturity Value $11,851,125)
Lehman Brothers Inc. (Maturity Value $12,491,555)
Morgan Stanley & Co. Inc. (Maturity Value $11,851,125)
UBS Securities LLC (Maturity Value $15,336,078)
Collateralized by U.S. Government Agency Securities, 1.100%-7.125%, 7/01/04-6/15/09, U.S. Treasury Bills, 1.180%-1.220%, 8/05/04-11/18/04, and U.S. Treasury Notes, 1.625%-6.500%, 12/31/04-5/15/09

Total Investments (Cost $1,436,066,536) 98.9%			1,504,195,381
Other Assets, less Liabilities 1.1%			16,443,476

Net Assets 100.0%			$1,520,638,857

[a]	Non-income producing.
[b]	See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.
[c]	Defaulted securities. See Note 7.
[d]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$1,436,066,536

Value	1,504,195,381
Receivables:
Investment securities sold	9,731,524
Capital shares sold	5,690,922
Dividends and interest	14,724,200
Other Assets	175,500

Total assets	1,534,517,527

Liabilities:
Payables:
Investment securities purchased	12,661,392
Capital shares redeemed	208,727
Affiliates	946,205
Other liabilities	62,346

Total liabilities	13,878,670

Net assets, at value	$1,520,638,857

Net assets consist of:
Undistributed net investment income	$29,970,312
Net unrealized appreciation (depreciation)	68,128,845
Accumulated net realized gain (loss)	(2,277,862)
Capital shares	1,424,817,562

Net assets, at value	$1,520,638,857

Class 1:
Net assets, at value	$509,405,379

Shares outstanding	35,900,996

Net asset value and offering price per share	$14.19

Class 2:
Net assets, at value	$1,011,233,478

Shares outstanding	72,146,387

Net asset value and offering price per share	$14.02

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends	$13,218,495
Interest	27,714,773

Total investment income	40,933,268

Expenses:
Management fees (Note 3)	3,103,643
Distribution fees - Class 2 (Note 3)	1,007,270
Transfer agent fees	4,462
Custodian fees (Note 4)	15,276
Reports to shareholders	63,948
Professional fees	21,681
Trustees’ fees and expenses	4,068
Other	24,907

Total expenses	4,245,255
Expense reductions (Note 4)	(48)

Net expenses	4,245,207

Net investment income	36,688,061

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	35,179,042
Foreign currency transactions	732

Net realized gain (loss)	35,179,774
Net unrealized appreciation (depreciation) on investments	(47,201,117)

Net realized and unrealized gain (loss)	(12,021,343)

Net increase (decrease) in net assets resulting from operations	$24,666,718

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$36,688,061	$48,057,468
Net realized gain (loss) from investments and foreign currency transactions	35,179,774	(19,627,154)
Net unrealized appreciation (depreciation) on investments	(47,201,117)	195,311,896

Net increase (decrease) in net assets resulting from operations	24,666,718	223,742,210
Distributions to shareholders from net investment income:
Class 1	(16,732,026)	(25,944,365)
Class 2	(31,567,787)	(12,475,273)

Total distributions to shareholders	(48,299,813)	(38,419,638)
Capital share transactions: (Note 2)
Class 1	(21,666,172)	(330,826)
Class 2	406,987,219	476,792,986

Total capital share transactions	385,321,047	476,462,160
Net increase (decrease) in net assets	361,687,952	661,784,732
Net assets:
Beginning of period	1,158,950,905	497,166,173

End of period	$1,520,638,857	$1,158,950,905

Undistributed net investment income included in net assets:
End of period	$29,970,312	$41,582,064

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 55% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services of recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

f. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	157,004	$2,288,404	4,419,445	$52,203,669
Shares issued in reinvestment of distributions	1,195,145	16,732,026	2,030,076	25,944,365
Shares redeemed	(2,817,638)	(40,686,602)	(6,284,305)	(78,478,860)

Net increase (decrease)	(1,465,489)	$(21,666,172)	165,216	$(330,826)

Class 2 Shares:
Shares sold	27,010,283	$386,355,282	37,243,295	$474,085,976
Shares issued in reinvestment of distributions	2,282,559	31,567,787	985,408	12,475,273
Shares redeemed	(774,101)	(10,935,850)	(763,349)	(9,768,263)

Net increase (decrease)	28,518,741	$406,987,219	37,465,354	$476,792,986

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $27,472,299, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$9,035,077
2011	18,437,222

$27,472,299

At December 31, 2003, the Fund had deferred capital and deferred currency losses occurring subsequent to October 31, 2003 of $8,889,235 and $531, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums and payment in-kind bonds.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$1,439,779,720

Unrealized appreciation	$117,616,248
Unrealized depreciation	(53,200,587)

Net unrealized appreciation (depreciation)	$64,415,661

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $710,222,576 and $363,644,859, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 40.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2004, the value of these securities was $251,825, representing .02% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

We are pleased to bring you Franklin Large Cap Growth Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Large Cap Growth Securities Fund – Class 1 delivered a +3.63% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Large Cap Growth Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in investments of U.S. large-cap companies with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1 The Fund may hold significant positions in the technology sector (including health technology, electronic technology and technology services), and in communications and financial services companies.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund’s return was comparable to that of one of its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500), which returned 3.44%, and it outperformed its other benchmark, the Russell 1000 Growth Index, which returned 2.74% for the six months under review.2

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) growth rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.3

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.4 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Economic Analysis.

4. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Large-capitalization stocks tend to go through cycles of doing better — or worse — than the stock market in general, and, in the past, these periods have lasted for several years. By focusing on particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets were moderately higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.5

Investment Strategy

We are research driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that we believe are positioned for growth in revenues, earnings or assets. In choosing investments, we focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, we also consider management expertise, industry leadership, growth in market share and sustainable competitive advantage.

Manager’s Discussion

During the reporting period, we executed our investment strategy of seeking out excellent companies on a bottom-up, one-by-one, stock-by-stock basis whose future growth prospects and current valuations offered more long-term reward than risk, irrespective of any near-term issues.

Fund performance relative to the S&P 500 benefited from strong stock selection in the electronic technology sector during the six months under review. Significant contributors included overweighted positions relative to the index in Diebold, QUALCOMM and Lockheed Martin. The Fund also benefited from relatively underweighted positions in

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Intel and Hewlett-Packard, as well as holding no shares of Texas Instruments, each of which fell in value during the period. Various health-related stocks helped performance. In health services, Triad Hospitals boosted Fund performance, while a relatively overweighted position in medical distributor AmerisourceBergen also aided performance relative to the S&P 500.6 In health technology, Fund performance benefited from overweighted positions in biotechnology firm Biogen Idec and pharmaceuticals companies Forest Labs and King Pharmaceuticals, as well as our holding in Gilead Sciences. By period-end, we had sold our holdings of Forest Labs, King Pharmaceuticals and Gilead Sciences.

During the reporting period, the Fund’s performance was hindered by our relatively overweighted position and stock selection in the retail trade sector, where Family Dollar Stores and Dollar Tree Stores declined in value. Although near-term issues including high gasoline prices led to worries over consumers’ appetite for spending at discount stores, we remained encouraged by long-term prospects for discount retailers, especially in light of several of these stocks’ recent price declines. The Fund’s performance was also hurt by a relatively underweighted position in the producer manufacturing sector, including some heavy industry and manufacturing industry stocks that enjoyed a cyclical rebound in the first half of 2004.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

6. AmerisourceBergen is listed in the distribution services sector in the SOI.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Large Cap Growth

Securities Fund

6/30/04

Company Sector/Industry	% of Total Net Assets
Microsoft Corp.	3.0%
Technology Services
Pfizer Inc.	2.7%
Health Technology
Lockheed Martin Corp.	2.3%
Electronic Technology
General Electric Co.	2.2%
Producer Manufacturing
Exxon Mobil Corp.	2.1%
Energy Minerals
Intel Corp.	1.9%
Electronic Technology
Fifth Third Bancorp	1.7%
Finance
Amgen Inc.	1.7%
Health Technology
Wal-Mart Stores Inc.	1.6%
Retail Trade
Citigroup Inc.	1.6%
Finance

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

SUPPLEMENT DATED AUGUST 15, 2004

TO THE FRANKLIN LARGE CAP GROWTH SECURITIES FUND

(Franklin Templeton Variable Insurance Products Trust)

PROSPECTUS DATED MAY 1, 2004

The prospectus is amended by replacing the MANAGEMENT section (page FL-6) with the following:

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Kent Shepherd, CFA SENIOR VICE PRESIDENT OF ADVISERS	Mr. Shepherd has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1991.

Anirudh A. Samsi, CFA, ACA PORTFOLIO MANAGER OF ADVISERS	Mr. Samsi has been a manager of the Fund since 2002. Before joining Franklin Templeton Investments in 2001, Mr. Samsi was a manager with PricewaterhouseCoopers in India.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.75% of its average daily net assets to Advisers for its services.

Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights

	Six Months Ended June 30, 2004 (unaudited)		Class 1
			Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.01		$11.10	$14.52	$21.03	$21.07	$16.08

Income from investment operations:
Net investment income[a]	.04		.10	.09	.10	.09	.11
Net realized and unrealized gains (losses)	.47		2.90	(3.41)	(2.13)	1.14	4.96

Total from investment operations	.51		3.00	(3.32)	(2.03)	1.23	5.07

Less distributions from:
Net investment income	(.08)		(.09)	(.10)	(.11)	(.11)	(.08)
Net realized gains	—		—	—	(4.37)	(1.16)	—

Total distributions	(.08)		(.09)	(.10)	(4.48)	(1.27)	(.08)

Net asset value, end of period	$14.44		$14.01	$11.10	$14.52	$21.03	$21.07

Total return[b]	3.63%		27.14%	(22.94)%	(11.26)%	5.75%	31.65%
Ratios/supplemental data
Net assets, end of period (000’s)	$177,046		$191,028	$175,917	$300,135	$431,384	$407,515
Ratios to average net assets:
Expenses	.78%	[c]	.79%	.80%	.78%	.78%	.77%
Net investment income	.63%	[c]	.86%	.73%	.56%	.43%	.63%
Portfolio turnover rate	24.98%		35.28%	59.65%	75.67%	70.16%	41.78%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights (continued)

	Six Months Ended June 30, 2004 (unaudited)		Class 2
			Year Ended December 31,
			2003	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the periold)
Net asset value, beginning of period	$13.87		$11.00	$14.43	$20.93	$21.01	$16.47

Income from investment operations:
Net investment income[a]	.03		.08	.07	.05	.03	.04
Net realized and unrealized gains (losses)	.45		2.87	(3.40)	(2.12)	1.13	4.58

Total from investment operations	.48		2.95	(3.33)	(2.07)	1.16	4.62

Less distributions from:
Net investment income	(.07)		(.08)	(.10)	(.06)	(.08)	(.08)
Net realized gains	—		—	—	(4.37)	(1.16)	—

Total distributions	(.07)		(.08)	(.10)	(4.43)	(1.24)	(.08)

Net asset value, end of period	$14.28		$13.87	$11.00	$14.43	$20.93	$21.01

Total return[b]	3.44%		26.95%	(23.19)%	(11.43)%	5.46%	28.11%
Ratios/supplemental data
Net assets, end of period (000’s)	$216,884		$128,029	$30,289	$5,290	$1,081	$542
Ratios to average net assets:
Expenses	1.03%	[c]	1.04%	1.05%	1.03%	1.03%	1.02%[c]
Net investment income	.38%	[c]	.61%	.48%	.30%	.17%	.22%[c]
Portfolio turnover rate	24.98%		35.28%	59.65%	75.67%	70.16%	41.78%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Annualized.
[d]For	the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	SHARES	VALUE
Common Stocks 93.5%
Communications 2.3%
BellSouth Corp.	80,900	$2,121,198
Sprint Corp.	165,000	2,904,000
Verizon Communications Inc.	106,000	3,836,140

		8,861,338

Consumer Durables 2.0%
[a]Electronic Arts Inc.	67,600	3,687,580
[a]Leapfrog Enterprises Inc.	209,600	4,168,944

		7,856,524

Consumer Non-Durables 4.2%
Altria Group Inc.	40,000	2,002,000
Anheuser-Busch Cos. Inc.	46,000	2,484,000
Coca-Cola Co.	51,000	2,574,480
Colgate-Palmolive Co.	57,500	3,360,875
Loews Corp. - Carolina Group	77,100	1,892,805
PepsiCo Inc.	25,000	1,347,000
Procter & Gamble Co.	54,000	2,939,760

		16,600,920

Consumer Services 3.8%
Clear Channel Communications Inc.	126,200	4,663,090
[a]Comcast Corp.	43,996	1,233,208
Dow Jones & Co. Inc.	31,200	1,407,120
The New York Times Co., A	31,000	1,386,010
[a]Univision Communications Inc., A	79,683	2,544,278
Viacom Inc., B	72,000	2,571,840
The Walt Disney Co.	42,000	1,070,580

		14,876,126

Distribution Services 2.5%
AmerisourceBergen Corp.	80,000	4,782,400
McKesson Corp.	151,400	5,197,562

		9,979,962

Electronic Technology 12.4%
[a]Applied Materials Inc.	85,000	1,667,700
[a]Cisco Systems Inc.	200,000	4,740,000
[a]Dell Inc.	25,000	895,500
Diebold Inc.	58,200	3,077,034
Hewlett-Packard Co.	124,000	2,616,400
Intel Corp.	272,100	7,509,960
Intersil Corp., A	248,100	5,373,846
Linear Technology Corp.	65,000	2,565,550
Lockheed Martin Corp.	170,600	8,884,848
Nokia Corp., ADR (Finland)	310,800	4,519,032
QUALCOMM Inc.	34,000	2,481,320
Seagate Technology	321,200	4,634,916

		48,966,106

Energy Minerals 5.0%
Anadarko Petroleum Corp.	55,000	3,223,000
Devon Energy Corp.	56,000	3,696,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Energy Minerals (cont.)
Exxon Mobil Corp.	190,000	$8,437,900
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)	84,000	4,340,280

		19,697,180

Finance 19.0%
American Express Co.	35,000	1,798,300
American International Group Inc.	40,000	2,851,200
Assurant Inc.	39,000	1,028,820
Bank of America Corp.	38,000	3,215,560
Bank of New York Co., Inc.	166,400	4,905,472
Bank One Corp.	42,000	2,142,000
[a]Berkshire Hathaway Inc., B	840	2,482,200
[a]CapitalSource Inc.	60,000	1,467,000
CIT Group Holdings Inc.	95,300	3,649,037
Citigroup Inc.	137,000	6,370,500
Countrywide Financial Corp.	67,999	4,776,930
Fannie Mae	38,000	2,711,680
Federated Investors Inc., B	104,100	3,158,394
Fifth Third Bancorp	125,300	6,738,634
Freddie Mac	69,700	4,412,010
Goldman Sachs Group Inc.	16,000	1,506,560
Lehman Brothers Holdings Inc.	46,600	3,506,650
Marsh & McLennan Cos. Inc.	128,300	5,822,254
MBIA Inc.	24,000	1,370,880
Old Republic International Corp.	150,000	3,558,000
Washington Mutual Inc.	76,000	2,936,640
Wells Fargo & Co.	75,000	4,292,250

		74,700,971

Health Services 4.2%
[a]Anthem Inc.	31,100	2,785,316
HCA Inc.	69,900	2,907,141
[a]Health Net Inc., A	208,000	5,512,000
[a]Tenet Healthcare Corp.	105,500	1,414,755
[a]Triad Hospitals Inc.	30,000	1,116,900
Universal Health Services Inc., B	61,200	2,808,468

		16,544,580

Health Technology 13.2%
Abbott Laboratories	93,000	3,790,680
[a]Amgen Inc.	119,500	6,521,115
[a]Biogen Idec Inc.	50,000	3,162,500
Guidant Corp.	63,600	3,553,968
Johnson & Johnson Inc.	113,200	6,305,240
Medtronic Inc.	65,000	3,166,800
Merck & Co. Inc.	110,000	5,225,000
Pall Corp.	134,300	3,517,317
Pfizer Inc.	310,000	10,626,800
[a]Shire Pharmaceuticals Group PLC, ADR (United Kingdom)	59,600	1,593,704
[a]Taro Pharmaceutical Industries Ltd. (Israel)	9,400	408,900
Wyeth	111,600	4,035,456

		51,907,480

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Industrial Services .8%
Schlumberger Ltd.	50,000	$3,175,500

Producer Manufacturing 4.4%
General Electric Co.	262,600	8,508,240
PACCAR Inc.	47,000	2,725,530
Superior Industries International Inc.	53,800	1,799,610
United Technologies Corp.	46,800	4,281,264

		17,314,644

Retail Trade 7.4%
[a]AutoZone Inc.	27,800	2,226,780
[a]Dollar Tree Stores Inc.	219,100	6,009,913
Family Dollar Stores Inc.	158,700	4,827,654
[a]Kohl’s Corp.	64,000	2,705,920
Lowe’s Cos. Inc.	55,000	2,890,250
Pier 1 Imports Inc.	18,900	334,341
Ross Stores Inc.	88,200	2,360,232
[a]Tuesday Morning Corp.	50,000	1,450,000
Wal-Mart Stores Inc.	122,600	6,468,376

		29,273,466

Technology Services 10.4%
[a]Accenture Ltd., A (Bermuda)	174,900	4,806,252
[a]Affiliated Computer Services Inc., A	81,000	4,288,140
Automatic Data Processing Inc.	100,000	4,188,000
Computer Associates International Inc.	76,400	2,143,784
[a]Computer Sciences Corp.	35,000	1,625,050
First Data Corp.	50,000	2,226,000
International Business Machines Corp.	51,000	4,495,650
Microsoft Corp.	420,000	11,995,200
Paychex Inc.	77,600	2,629,088
[a]Peoplesoft Inc.	139,800	2,586,300

		40,983,464

Transportation 1.1%
Expeditors International of Washington Inc.	90,000	4,446,900

Utilities .8%
NiSource Inc.	160,000	3,299,200

Total Common Stocks (Cost $325,779,350)		368,484,361

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	PRINCIPAL AMOUNT	VALUE
[b]Repurchase Agreement (Cost $23,980,798) 6.1%
Joint Repurchase Agreement, 1.305%, 7/01/04, (Maturity Value $23,981,667)	$23,980,798	$23,980,798

ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,241,087)
Banc of America Securities LLC (Maturity Value $1,054,714)
Barclays Capital Inc. (Maturity Value $1,186,372)
Bear, Stearns & Co. Inc. (Maturity Value $1,054,714)
BNP Paribas Securities Corp. (Maturity Value $2,900,103)
Deutsche Bank Securities Inc. (Maturity Value $1,054,714)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,372,746)
Goldman, Sachs & Co. (Maturity Value $2,372,746)
Greenwich Capital Markets Inc. (Maturity Value $2,241,087)
Lehman Brothers Inc. (Maturity Value $2,362,194)
Morgan Stanley & Co. Inc. (Maturity Value $2,241,087)
UBS Warburg LLC (Maturity Value $2,900,103)

Collateralized by U.S. Government Agency Securities, 1.100%–7.125%, 7/01/04–6/15/09, U.S. Treasury Bills, 1.180%–1.220%, 8/05/04–11/18/04, and U.S. Treasury Notes, 1.625%–6.500%, 12/31/04–5/15/09

Total Investments (Cost $349,760,148) 99.6%		392,465,159
Other Assets, less Liabilities .4%		1,465,245

Net Assets 100.0%		$393,930,404

aNon-income producing.

bSee Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$349,760,148

Value	392,465,159
Receivables:
Capital shares sold	1,593,312
Dividends	273,802

Total assets	394,332,273

Liabilities:
Payables:
Capital shares redeemed	56,805
Affiliates	314,856
Other liabilities	30,208

Total liabilities	401,869

Net assets, at value	$393,930,404

Net assets consist of:
Undistributed net investment income	$903,126
Net unrealized appreciation (depreciation)	42,705,011
Accumulated net realized gain (loss)	(35,802,693)
Capital shares	386,124,960

Net assets, at value	$393,930,404

Class 1:
Net assets, at value	$177,046,148

Shares outstanding	12,260,944

Net asset value and offering price per share	$14.44

Class 2:
Net assets, at value	$216,884,256

Shares outstanding	15,183,278

Net asset value and offering price per share	$14.28

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends	$2,409,317
Interest	87,413

Total investment income	2,496,730

Expenses:
Management fees (Note 3)	1,331,018
Distribution fees - Class 2 (Note 3)	213,362
Transfer agent fees	973
Custodian fees (Note 4)	1,400
Reports to shareholders	29,397
Professional fees	9,438
Trustees’ fees and expenses	1,251
Other	5,776

Total expenses	1,592,615

Net investment income	904,115

Realized and unrealized gains (losses):
Net realized gain (loss) from Investments	15,459,595
Net unrealized appreciation (depreciation) on investments	(4,559,902)

Net realized and unrealized gain (loss)	10,899,693

Net increase (decrease) in net assets resulting from operations	$11,803,808

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$904,115	$1,927,708
Net realized gain (loss) from investments	15,459,595	1,479,180
Net unrealized appreciation (depreciation) on investments	(4,559,902)	56,887,471

Net increase (decrease) in net assets resulting from operations	11,803,808	60,294,359
Distributions to shareholders from net investment income:
Class 1	(963,792)	(1,331,195)
Class 2	(964,498)	(427,106)

Total distributions to shareholders	(1,928,290)	(1,758,301)
Capital share transactions: (Note 2)
Class 1	(19,524,342)	(26,198,818)
Class 2	84,522,065	80,514,244

Total capital share transactions	64,997,723	54,315,426
Net increase (decrease) in net assets	74,873,241	112,851,484
Net assets:
Beginning of period	319,057,163	206,205,679

End of period	$393,930,404	$319,057,163

Undistributed net investment income included in net assets:
End of period	$903,126	$1,927,301

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Large Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004, over 73% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	165,233	$2,362,746	688,775	$8,672,422
Shares issued in reinvestment of distributions	67,210	963,792	105,567	1,331,195
Shares redeemed	(1,603,195)	(22,850,880)	(3,017,447)	(36,202,435)

Net increase (decrease)	(1,370,752)	$(19,524,342)	(2,223,105)	$(26,198,818)

Class 2 Shares:
Shares sold	7,412,475	$104,970,797	6,995,198	$86,731,493
Shares issued in reinvestment of distributions	67,970	964,498	34,168	427,106
Shares redeemed	(1,528,576)	(21,413,230)	(550,967)	(6,644,355)

Net increase (decrease)	5,951,869	$84,522,065	6,478,399	$80,514,244

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATE (cont.)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.750%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.500%	Over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-l plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $49,804,588, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$8,952,191
2010	39,271,476
2011	1,580,921

$49,804,588

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2004, the net unrealized appreciation (depreciation) based on cost of investments for income tax purposes was as follows:

Cost of Investments	$350,872,583

Unrealized appreciation	$49,697,921
Unrealized depreciation	(8,105,345)

Net unrealized appreciation (depreciation)	$41,592,576

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $139,112,206 and $85,106,268 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN MONEY MARKET FUND

Fund Goals and Main Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00. The Fund invests in high quality U.S. dollar-denominated money market debt instruments.

We are pleased to bring you Franklin Money Market Fund’s semiannual report for the period ended June 30, 2004.

Economic and Market Overview

Over the six-month reporting period, an improving employment picture helped the economy gain a strong foothold, as businesses added almost 1.3 million jobs since January.1 This important factor was one of many that supported an interest rate rise during the period. Although higher interest rates led to increasing mortgage rates and declining housing affordability, the housing market remained historically robust. Rising home prices and strong new and existing home sales contributed to greater consumer spending.

Increases in business spending also contributed to economic growth. Nonresidential investment spending rose at a 5.3% annual rate in the first quarter of 2004.2 Growing consumer demand helped many companies improve their profits. At the same time, many businesses took advantage of the past 12 months’ historically low interest rates to refinance old debt at more attractive levels, which improved their balance sheets. Productivity also continued to rise, which helped businesses generate more goods and services without substantially raising inflation.

Many market participants consider the core Consumer Price Index, which excludes food and energy, as a proxy for overall inflation. This index rose 1.9% for the 12 months ended June 30, 2004. Although inflation increased recently, it was still historically low. In fact, when the Federal Reserve Board (Fed) raised the federal funds target rate to 1.25% on June 30, they noted that, “Although incoming inflation data are somewhat elevated, a portion of the increase in recent months appears to have been due to transitory factors.”3

Largely in anticipation of the Fed’s move at the end of June, longer-maturity Treasury yields shifted upward throughout the period. The benchmark 10-year Treasury yield rose from 4.27% at the beginning of the reporting period to 4.62% on June 30, 2004. The market expected

1. Source: Bureau of Labor Statistics.

2. Source: Bureau of Economic Analysis.

3. Source: Federal Reserve Board Press Release, 6/30/04.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. The Fund’s prospectus also includes a description of the main investment risks.

the federal funds target rate to exceed 2.0% by the end of 2004, according to the Fed Funds Futures Contract Table. Despite the removal of some of the stimulus provided by lower interest rates, many sources of economic stimuli remained, including an improved jobs picture and higher corporate profits.

Investment Strategy

In selecting investments, we use a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. We assess the relative value of each security meeting our credit criteria to find the best combination of assets we believe will maximize the Fund’s yield relative to our expectations of the investment environment. We monitor short-term interest rates, economic conditions, and Federal Reserve Board monetary policy to determine the portfolio maturity we believe will provide high overall return.

Manager’s Discussion

Consistent with our strategy, we continued to invest mainly in high-quality money market securities. For example, on June 30, 2004, 89% of the portfolio was invested in securities with AA or higher long-term credit ratings by independent credit rating agencies Standard & Poor’s and Moody’s Investors Service, with the balance rated A.4

Thank you for your participation in Franklin Money Market Fund. We look forward to serving your future investment needs.

4. These do not indicate ratings of the Fund.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Money Market Fund

6/30/04

Security Name	% of Total Net Assets
UBS Warburg LLC– Repurchase Agreement	45.2%
Goldman Sachs Group Inc.	4.8%
General Electric Capital Corp.	4.6%
HBOS Treasury Services	4.5%
Citigroup Global Markets Holding Inc.	4.4%
Morgan Stanley Group Inc.	4.2%
UBS AG Finance Delaware Inc.	3.5%
Fannie Mae	3.5%
Westpac Capital Corp.	3.4%
Federal Home Loan Bank	2.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	—	[b]	.01	.01	.04	.06	.05
Less distributions from net investment income	—	[b]	(.01)	(.01)	(.04)	(.06)	(.05)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return[a]	.23%		.52%	1.33%	3.91%	5.95%	4.76%
Ratios/supplemental data
Net assets, end of period (000’s)	$71,503		$81,734	$119,819	$200,911	$274,580	$364,028
Ratios to average net assets:
Expenses	.66%	[c]	.66%	.63%	.56%	.55%	.53%
Net investment income	.41%	[c]	.56%	1.37%	3.89%	5.75%	4.64%

[a]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[b]Includes	net investment income and distributions from net investment income in the amount of $.002.
[c]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003		2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	—	[b]	—	[b]	.01	.04	.06	.04
Less distributions from net investment income	—	[b]	—	[b]	(.01)	(.04)	(.06)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return[a]	.07%		.27%		1.08%	3.65%	5.69%	4.39%
Ratios/supplemental data
Net assets, end of period (000’s)	$714		$590		$479	$952	$21,609	$8,602
Ratios to average net assets:
Expenses	.91%	[c]	.91%		.88%	.81%	.79%	.79%	[c]
Net investment income	.16%	[c]	.31%		1.12%	3.52%	5.59%	4.51%	[c]

[a]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[b]Includes	net investment income and distributions from net investment income in the amount of $.001 and $.003 for the period ended June 30, 2004 and the year ended December 31, 2003, respectively.
[c]Annualized.
[d]For	the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Statement of Investments, June 30, 2004 (unaudited)

	PRINCIPAL AMOUNT	VALUE
Certificates of Deposit 5.5%
Royal Bank of Scotland NY, 1.07%, 7/30/04	$1,000,000	$1,000,008
State Street Corp., 1.05%, 8/09/04	1,000,000	1,000,000
Svenska Handelsbanken, 1.10%, 8/12/04	1,000,000	1,000,012
Westdeutsche Landesbank, 1.15%, 10/12/04	1,000,000	1,000,028

Total Certificates of Deposit (Cost $4,000,048)		4,000,048

Commercial Paper 40.6%
[a]Barclays U.S. Funding Corp, 1.33%, 8/24/04	150,000	149,701
[a]Citigroup Global Markets Holding Inc., 1.04% - 1.39%, 7/07/04 - 8/25/04	3,205,000	3,203,539
[a]Coca-Cola Co., 1.18% - 1.26%, 7/14/04 - 7/23/04	1,197,000	1,196,189
[a]Danske Corp., 1.10% - 1.21%, 7/09/04 - 7/21/04	775,000	774,595
[a]General Electric Capital Corp., 1.04% - 1.50%, 7/08/04 - 9/14/04	3,300,000	3,297,313
[a]Goldman Sachs Group Inc., 1.30%, 7/02/04	3,500,000	3,499,874
[a]HBOS Treasury Services, 1.07% - 1.33%, 7/01/04 - 8/20/04	3,265,000	3,261,419
[a]Internationale NED U.S. Funding, 1.10% - 1.17%, 8/03/04 - 8/05/04	2,000,000	1,997,863
[a]Morgan Stanley Group Inc., 1.18% - 1.21%, 7/16/04 - 7/22/04	3,000,000	2,998,180
[a]Royal Bank of Scotland PLC, 1.06% - 1.32%, 7/14/04 - 8/06/04	1,740,000	1,738,293
[a]Shell Finance (UK) PLC, 1.04% - 1.28%, 7/1/04 - 7/21/04	600,000	599,644
[a]Siemens Capital Corp., 1.04% - 1.28%, 7/07/04 - 8/16/04	1,500,000	1,499,226
[a]Societe Generale NA Inc., 1.25%, 7/19/04	150,000	149,906
[a]UBS AG Finance Delaware Inc., 1.07% - 1.51%, 7/01/04 - 9/07/04	2,525,000	2,523,806
[a]Westpac Capital Corp., 1.07% - 1.35%, 7/07/04 - 10/06/04	2,450,000	2,446,623

Total Commercial Paper (Cost $28,336,171)		29,336,171

U.S. Government Agency Securities 8.7%
Fannie Mae, 1.20% - 1.56%, 7/09/04 - 1/07/05	2,521,000	2,507,704
Federal Farm Credit Bank, 1.33%, 9/01/04	633,000	631,572
Federal Home Loan Bank, 1.19% - 1.42%, 11/26/04 - 12/31/04	2,120,000	2,107,419
Federal Home Loan Bank, Bond, 1.25%, 4/01/05	1,000,000	1,000,000

Total U.S. Government Agency Securities (Cost $6,246,695)		6,246,695

Total Investments before Repurchase Agreement (Cost $39,582,914)		39,582,914

Repurchase Agreements (Cost $32,675,000) 45.2%
[b]UBS Warburg LLC, 1.40%, 7/01/04, (Maturity Value 32,676,271) Collateralized by U.S. Government Agency Securities	32,675,000	32,675,000

Total Investments (Cost $72,257,914) 100.0%		72,257,914
Other Assets, less Liabilities		(40,546)

Net Assets 100.0%		$72,217,368

[a]	Security is traded on a discount basis; the rate shown is the effective yield at the time of purchase by the Fund.
[b]	See note 1(b) regarding repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities, at value and cost	$39,582,914
Repurchase agreements, at value and cost	32,675,000
Cash	2,437
Receivable from interest	19,113

Total assets	72,279,464

Liabilities:
Payables:
Capital shares redeemed	5,741
Affiliates	41,478
Reports to shareholders	5,961
Professional fees	8,056
Other liabilities	860

Total liabilities	62,096

Net assets, at value	$72,217,368

Class 1:
Net assets, at value	$71,503,100

Shares outstanding	71,503,100

Net asset value per share	$1.00

Class 2:
Net assets, at value	$714,268

Shares outstanding	714,268

Net asset value per share	$1.00

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Interest	$418,757

Expenses:
Management fees (Note 3)	244,350
Distribution fees - Class 2 (Note 3)	799
Transfer agent fees	574
Custodian fees (Note 4)	687
Reports to shareholders	8,158
Professional fees	3,733
Trustees’ fees and expenses	697
Other	839

Total expenses	259,837
Expense reductions (Note 4)	(427)

Net expenses	259,410
Net investment income	159,347

Net increase (decrease) in net assets resulting from operations	$159,347

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$ 159,347	$ 554,124
Net realized gain (loss) from investments	—	577

Net increase (decrease) in net assets resulting from operations	159,347	554,701
Distributions to shareholders from net investment income:[a]
Class 1	(158,836)	(553,446)
Class 2	(511)	(1,255)

Total distributions to shareholders	(159,347)	(554,701)
Capital share transactions: (Note 2)
Class 1	(10,231,120)	(38,084,738)
Class 2	124,648	110,815

Total capital share transactions	(10,106,472)	(37,973,923)
Net increase (decrease) in net assets	(10,106,472)	(37,973,923)
Net assets: (there is no undistributed net investment income at beginning or end of period)
Beginning of period	82,323,840	120,297,763

End of period	$72,217,368	$ 82,323,840

[a]Distributions	were increased by net realized gains of $577 from security transactions for the year ended December 31, 2003.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Money Market Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 92% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is to obtain a high level of current income while seeking capital preservation and liquidity.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates value.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Class 1 Shares:
Shares sold	$5,769,105	$—
Shares issued in reinvestment of distributions	180,906	531,271
Shares redeemed	(16,181,131)	(38,616,009)

Net increase (decrease)	$(10,231,120)	$(38,084,738)

Class 2 Shares:
Shares sold	$144,288	$242,800
Shares issued in reinvestment of distributions	434	1,323
Shares redeemed	(20,074)	(133,308)

Net increase (decrease)	$124,648	$110,815

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $724 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008	$280
2010	444

$724

At June 30, 2004, the cost of investments for book and income tax purposes were the same.

6. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (unaudited) (continued)

6. REGULATORY MATTERS (cont.)

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN REAL ESTATE FUND

This semiannual report for Franklin Real Estate Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Real Estate Fund – Class 1 delivered a +5.56% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Real Estate Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FRE-1

Fund Goals and Main Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests predominantly in investments of companies operating in the real estate sector, primarily real estate investment trusts (REITs) and generally in small to medium capitalization companies.1

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed the benchmark Standard & Poor’s 500 Composite Index (S&P 500), which returned 3.44% for the period under review, while the Fund underperformed the Dow Jones Wilshire Real Estate Securities Index’s 6.94% return for the same period.2

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) growth rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.3

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.4 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

1. Equity REITs are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Economic Analysis.

4. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. By concentrating in the industries of the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuation. The Fund’s prospectus also includes a description of the main investment risks.

FRE-2

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets were modestly higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.5

Private real estate markets continued to be relatively stable throughout the six-month period. Large transactions took place due to demand for quality real estate properties from REITs, pension funds and other private investors. Real estate stocks, however, encountered significant volatility as a strong advance in the first three months of the period reversed in early April 2004. There was much debate as to how rising interest rates would affect these stocks with no clear conclusions drawn. Overall, real estate stocks posted solid performance during the past six months.

Investment Strategy

We are research driven, fundamental investors pursuing a disciplined strategy. As bottom-up investors focusing primarily on individual securities, we focus on the market price of a company’s security relative to our evaluation of its potential long-term earnings, asset value, and cash flow. Using both qualitative and quantitative analysis, we evaluate security characteristics, the strength and quality of management, and underlying properties. In addition, we may consider other factors, such as the supply and demand outlook for various property types and regional markets.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRE-3

Manager’s Discussion

Office REITs had the largest positive impact on the Fund. We were fortunate to own some of the best performing office companies during the reporting period. Our strongest performers included Corporate Office Properties Trust, SL Green Realty and Koger Equity.

The hotel sector negatively impacted Fund performance. Hotels are sensitive to economic changes and may experience strong growth if the economy continues to improve. Consistent with our strategy, we awaited more attractive entry points before increasing our hotel positions as we believed the market had already priced much of this expected growth into the stocks. Hotel stocks experienced wide disparity in performance, and we held relatively small positions in two of the best performers, Starwood Hotels and Resorts (sold by period-end), and LaSalle Hotel Properties.

Thank you for your participation in Franklin Real Estate Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Real Estate Fund

6/30/04

Company Security Type	% of Total Net Assets

Simon Property Group Inc.	4.9%
Equity REIT – Retail

Vornado Realty Trust	4.4%
Equity REIT – Diversified Property

The Rouse Co.	4.0%
Equity REIT – Retail

The Macerich Co.	3.7%
Equity REIT – Retail

General Growth Properties Inc.	3.6%
Equity REIT – Retail

Equity Residential	3.5%
Equity REIT – Apartments

Avalonbay Communities Inc.	3.3%
Equity REIT – Apartments

Boston Properties Inc.	3.1%
Equity REIT – Office

ProLogis	3.0%
Equity REIT – Industrial

iStar Financial Inc.	3.0%
Equity REIT – Other

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRE-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,

		2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.91	$18.05	$18.14	$17.47	$14.92	$19.93

Income from investment operations:
Net investment income[a]	.27	.74	.75	.74	.84	.88
Net realized and unrealized gains (losses)	1.05	5.67	(.30)	.65	3.55	(1.77)

Total from investment operations	1.32	6.41	0.45	1.39	4.39	(.89)

Less distributions from:
Net investment income	(.53)	(.55)	(.54)	(.72)	(1.15)	(1.73)
Net realized gains	(.04)	—	—	—	(.69)	(2.39)

Total distributions	(.57)	(.55)	(.54)	(.72)	(1.84)	(4.12)

Net asset value, end of period	$24.66	$23.91	$18.05	$18.14	$17.47	$14.92

Total return[b]	5.56%	36.08%	2.25%	8.19%	31.95%	(6.14)%
Ratios/supplemental data
Net assets, end of period (000’s)	$130,818	$134,468	$112,991	$134,058	$153,203	$158,553
Ratios to average net assets:
Expenses	.51% [c]	.53%	.57%	.59%	.60%	.58%
Net investment income	2.21% [c]	3.62%	4.23%	4.25%	5.29%	4.83%
Portfolio turnover rate	18.45%	15.44%	18.13%	34.21%	16.41%	10.27%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.

FRE-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.65	$17.88	$17.99	$17.38	$14.88	$20.21

Income from investment operations:
Net investment income[a]	.24	.74	.76	.80	.93	1.29
Net realized and unrealized gains (losses)	1.02	5.55	(.35)	.52	3.41	(2.50)

Total from investment operations	1.26	6.29	0.41	1.32	4.34	(1.21)

Less distributions from:
Net investment income	(.49)	(.52)	(.52)	(.71)	(1.15)	(1.73)
Net realized gains	(.04)	—	—	—	(.69)	(2.39)

Total distributions	(.53)	(.52)	(.52)	(.71)	(1.84)	(4.12)

Net asset value, end of period	$24.38	$23.65	$17.88	$17.99	$17.38	$14.88

Total return[b]	5.39%	35.75%	2.07%	7.88%	31.59%	(7.66)%
Ratios/supplemental data
Net assets, end of period (000’s)	$662,907	$522,415	$249,116	$95,891	$23,743	$2,449
Ratios to average net assets:
Expenses	.76% [c]	.78%	.82%	.84%	.85%	.83%[c]
Net investment income	1.96% [c]	3.37%	3.98%	4.60%	5.75%	8.84%[c]
Portfolio turnover rate	18.45%	15.44%	18.13%	34.21%	16.41%	10.27%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRE-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30, 2004 (unaudited)

	SHARES	VALUE
Common Stocks 92.5%
Equity REIT - Apartments 8.0%
Amli Residential Properties Trust	162,500	$4,767,750
Avalonbay Communities Inc.	460,400	26,021,808
Equity Residential	934,600	27,785,658
United Dominion Realty Trust Inc.	249,900	4,943,022

		63,518,238

Equity REIT - Diversified Property 12.4%
Ashford Hospitality Trust	391,300	3,267,355
Bedford Property Investors Inc.	232,280	6,791,867
Capital Automotive	399,000	11,702,670
Duke Realty Corp.	116,248	3,697,849
Glenborough Realty Trust Inc.	356,300	6,538,105
Lexington Corporate Properties Trust	349,600	6,960,536
Liberty Property Trust	445,100	17,897,471
U.S. Restaurant Properties Inc.	359,000	5,453,210
Vornado Realty Trust	616,300	35,196,893
Washington Real Estate Investment Trust	28,800	846,144

		98,352,100

Equity REIT - Health Care 2.0%
Health Care Property Investors Inc.	308,700	7,421,148
Ventas Inc.	314,700	7,348,245
Windrose Medical Properties	121,900	1,339,681

		16,109,074

Equity REIT - Hotels 1.6%
[a]Host Marriott Corp.	651,900	8,057,484
LaSalle Hotel Properties	186,800	4,557,920

		12,615,404

Equity REIT - Industrial 5.0%
First Potomac Realty Trust	140,300	2,689,551
ProLogis	718,600	23,656,312
PS Business Parks Inc.	330,000	13,279,200

		39,625,063

Equity REIT - Manufactured Homes 1.0%
Manufactured Home Communities Inc.	146,600	4,865,654
Sun Communities Inc.	81,100	3,053,415

		7,919,069

Equity REIT - Office 16.1%
Alexandria Real Estate Equities Inc.	71,000	4,031,380
Arden Realty Inc.	313,900	9,231,799
Boston Properties Inc.	490,450	24,561,736
Brandywine Realty Trust	422,000	11,474,180
Corporate Office Properties Trust	611,300	15,190,805
Cousins Properties Inc.	191,400	6,306,630
Kilroy Realty Corp.	255,200	8,702,320
Koger Equity Inc.	425,800	9,844,496
Parkway Properties Inc.	122,000	5,422,900

FRE-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Equity REIT - Office (cont.)
Reckson Associates Realty Corp.	139,900	$3,841,654
SL Green Realty Corp.	379,500	17,760,600
Trizec Properties Inc.	726,500	11,812,890

		128,181,390

Equity REIT - Other 5.8%
Entertainment Properties Trust	535,700	19,145,918
iStar Financial Inc.	591,400	23,656,000
Redwood Trust Inc.	56,000	3,118,080

		45,919,998

Equity REIT - Retail 23.9%
Chelsea Property Group Inc.	128,900	8,406,858
Developers Diversified Realty Corp.	147,200	5,206,464
Federal Realty Investment Trust	87,500	3,639,125
General Growth Properties Inc.	977,700	28,910,589
Glimcher Realty Trust	202,000	4,468,240
Kimco Realty Corp.	101,600	4,622,800
The Macerich Co.	609,400	29,171,978
The Mills Corp.	150,000	7,005,000
Ramco-Gershenson Properties Trust	257,100	6,229,533
Regency Centers Corp.	284,300	12,196,470
The Rouse Co.	664,400	31,559,000
Simon Property Group Inc.	762,000	39,182,040
Tanger Factory Outlet Centers Inc.	106,800	4,175,880
Taubman Centers Inc.	215,700	4,937,373

		189,711,350

Equity REIT - Storage 1.6%
Public Storage Inc.	281,200	12,938,012

Finance 1.9%
Chartermac	600,000	11,796,000
[a]Eurocastle Investment Ltd. (United Kingdom)	200,000	3,321,451

		15,117,451

Diversified Property 4.0%
Brookfield Properties Corp. (Canada)	185,560	5,334,850
Catellus Development Corp.	516,833	12,739,933
Forest City Enterprises Inc., A	252,400	13,377,200

		31,451,983

Home Builders 3.1%
KB Home	109,700	7,528,711
Lennar Corp., A	86,100	3,850,392
M.D.C. Holdings Inc.	29,480	1,875,223
[a]Meritage Corp.	103,300	7,107,040
[a]NVR Inc.	4,400	2,130,480
The Ryland Group Inc.	22,100	1,728,220

		24,220,066

Hotels & Travel .6%
[a]La Quinta Corp.	597,500	5,019,000

FRE-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, June 30,2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Real Estate Development 5.5%
Boardwalk Real Estate Investment Trust (Canada)	965,900	$11,274,739
[a]Killam Properties Inc., 144A (Canada)	2,508,500	3,872,903
LNR Property Corp.	184,300	9,998,275
The St. Joe Co.	466,300	18,512,110

		43,658,027

Total Common Stocks (Cost $578,199,127)		734,356,225

Convertible Preferred Stock (Cost $1,503,133) .4%
Hotels & Travel
Host Marriott Corp., 6.75%, cvt. pfd.	56,900	2,899,397

Total Investments before Repurchase Agreement (Cost $579,702,260)		737,255,622

	PRINCIPAL AMOUNT
[b]Repurchase Agreement (Cost $40,341,375) 5.1%
Joint Repurchase Agreement, 1.305%, 7/01/04 (Maturity Value $40,342,837)	$40,341,375	40,341,375
ABN AMRO Bank, N.V., New York Branch (Maturity Value $3,770,038)
Banc of America Securities LLC (Maturity Value $1,774,278)
Barclays Capital Inc. (Maturity Value $1,995,760)
Bear, Stearns & Co. Inc. (Maturity Value $1,774,278)
BNP Paribas Securities Corp. (Maturity Value $4,878,660)
Deutsche Bank Securities Inc. (Maturity Value $1,774,278)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,991,520)
Goldman, Sachs & Co. (Maturity Value $3,991,520)
Greenwich Capital Markets Inc. (Maturity Value $3,770,038)
Lehman Brothers Inc. (Maturity Value $3,973,769)
Morgan Stanley & Co. Inc. (Maturity Value $3,770,038)

UBS Securities LLC (Maturity Value $4,878,660)
Collateralized by U.S. Government Agency Securities, 1.100% - 7.125%, 7/01/04 - 6/15/09,
    U.S. Treasury Bills, 1.180% - 1.220%, 8/05/04 - 11/18/04, and
    U.S. Treasury Notes, 1.625% - 6.500%, 12/31/04 - 5/15/09

Total Investments (Cost $620,043,635) 98.0%		777,596,997
Other Assets, less Liabilities 2.0%		16,128,353

Net Assets 100.0%		$793,725,350

[a]	Non-income producing.
[b]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRE-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$620,043,635

Value	777,596,997
Cash	23,659
Receivables:
Investment securities sold	12,402,185
Capital shares sold	703,095
Dividends	3,771,476

Total assets	794,497,412

Liabilities:
Payables:
Capital shares redeemed	164,616
Affiliates	557,895
Other liabilities	49,551

Total liabilities	772,062

Net assets, at value	$793,725,350

Net assets consist of:
Undistributed net investment income	$10,985,172
Net unrealized appreciation (depreciation)	157,553,362
Accumulated net realized gain (loss)	20,732,456
Capital shares	604,454,360

Net assets, at value	$793,725,350

Class 1:
Net assets, at value	$130,818,201

Shares outstanding	5,305,171

Net asset value and offering price per share	$24.66

Class 2:
Net assets, at value	$662,907,149

Shares outstanding	27,192,298

Net asset value and offering price per share	$24.38

See notes to financial statements.

FRE-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends	$9,763,375
Interest	164,535

Total investment income	9,927,910

Expenses:
Management fees (Note 3)	1,760,245
Distribution fees - Class 2 (Note 3)	745,643
Transfer agent fees	2,968
Custodian fees (Note 4)	4,515
Reports to shareholders	37,456
Professional fees	20,581
Trustees’ fees and expenses	3,105
Other	17,402

Total expenses	2,591,915
Expense reductions (Note 4)	(89)

Net expenses	2,591,826

Net investment income	7,336,084

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	24,794,365
Foreign currency transactions	(36,233)

Net realized gain (loss)	24,758,132
Net unrealized appreciation (depreciation) on investments	3,606,074

Net realized and unrealized gain (loss)	28,364,206

Net increase (decrease) in net assets resulting from operations	$35,700,290

See notes to financial statements.

FRE-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$7,336,084	$17,275,865
Net realized gain (loss) from investments and foreign currency transactions	24,758,132	821,285
Net unrealized appreciation (depreciation) on investments	3,606,074	132,680,180

Net increase (decrease) in net assets resulting from operations	35,700,290	150,777,330
Distributions to shareholders from:
Net investment income:
Class 1	(2,724,809)	(3,177,591)
Class 2	(12,878,960)	(8,704,406)
Net realized gains:
Class 1	(192,406)	—
Class 2	(972,343)	—

Total distributions to shareholders	(16,768,518)	(11,881,997)
Capital share transactions: (Note 2)
Class 1	(7,695,955)	(12,667,903)
Class 2	125,606,811	168,547,853

Total capital share transactions	117,910,856	155,879,950
Net increase (decrease) in net assets	136,842,628	294,775,283
Net assets:
Beginning of period	656,882,722	362,107,439

End of period	$793,725,350	$656,882,722

Undistributed net investment income included in net assets:
End of period	$10,985,172	$19,252,857

See notes to financial statements.

FRE-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Real Estate Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 56% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

FRE-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRE-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	96,819	$2,458,266	108,708	$2,250,887
Shares issued in reinvestment of distributions	121,906	2,917,215	159,198	3,177,591
Shares redeemed	(536,446)	(13,071,436)	(904,315)	(18,096,381)

Net increase (decrease)	(317,721)	$(7,695,955)	(636,409)	$(12,667,903)

Class 2 Shares
Shares sold	5,428,554	$132,905,141	8,352,474	$172,419,233
Shares issued in reinvestment of distributions	585,431	13,851,304	440,506	8,704,406
Shares redeemed	(915,695)	(21,149,634)	(635,445)	(12,575,786)

Net increase (decrease)	5,098,290	$125,606,811	8,157,535	$168,547,853

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 , for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

FRE-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

Net investment income (loss) differs for financial statement purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$620,247,764

Unrealized appreciation	161,393,819
Unrealized depreciation	(4,044,586)

Net unrealized appreciation (depreciation)	$157,349,233

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $254,738,799 and $128,799,502, respectively.

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking,

FRE-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRE-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Tax Designation (unaudited)

Under Section 854(b)(3)(c) of the Internal Revenue Code, the Fund hereby designates $683,962 as a capital gain dividend for the fiscal year ended December 31, 2003.

FRE-18

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This semiannual report for Franklin Rising Dividends Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Rising Dividends Securities Fund – Class 1 delivered a +4.67% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Rising Dividends Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. The Fund primarily invests in securities of companies that have paid consistently rising dividends over the past 10 years.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 7.17% for the six months under review.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Small and midsize company securities can increase the risk of greater price fluctuation. By having significant investments in particular sectors from time to time, the Fund may experience more volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

Domestic equity markets were modestly higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The Standard & Poor’s 500 Composite Index (S&P 500) rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.4

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that meet our screening criteria: consistent, substantial dividends increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently raise their dividends.

Manager’s Discussion

Significant contributors to the Fund’s return during the six months under review included non-consumer or industrial holdings. Strong demand for steel enabled Nucor to raise its selling prices and thus improve its profitability during the period. Nucor has raised its dividend for 31 consecutive years. Leggett & Platt, a manufacturer of engineered products, experienced organic sales growth in 2004, which allowed the company, like Nucor, to increase operating profits. The company has increased its dividend for 33 years. National Commerce Financial, a southeastern regional bank, reached an agreement during the period to be acquired by SunTrust Banks. National Commerce has 28 years of dividend increases.

Detractors from Fund performance during the reporting period included Family Dollar Stores, Superior Industries, and Reynolds & Reynolds. Family Dollar recently had disappointing sales results and modestly scaled back its new store openings. However, earnings per share continued to grow, and the company increased its dividend for the 28th year in a row. Superior suffered from operational problems and increased selling price pressure, which contributed to lower earnings expectations for first quarter 2004. However, we believe Superior

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRD-3

has a strong balance sheet and it has increased its dividend for 21 consecutive years. Reynolds & Reynolds has not yet been able to accelerate sales with its new generation of information management systems for automotive retailers and, as a result, lowered its earnings expectations for the coming year.

During the six months under review, the Fund added United Technologies and Freddie Mac to its portfolio. United Technologies provides high-technology products and support services to customers in the aerospace and building industries worldwide. In September 2003, the company increased its dividend by 30%. Freddie Mac is one of two entities created to support the home mortgage finance system. Freddie Mac has increased its dividend for 14 consecutive years.

We eliminated several positions during the period. We sold Universal Corp., which had a long-term dividend growth rate below our guidelines, after strong appreciation during the period. We also liquidated our holding in Limited Brands, which did not have a history of annual dividends as consistent as we prefer. Royal Dutch was sold after the company announced that it had previously been overstating its oil reserves, and we eliminated our position in Fresh Brands after operational problems led to a dividend cut.

On June 30, 2004, the Fund’s 10 largest positions represented 39.2% of total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 23 years in a row and by 269% in the past 10 years. Their most recent year-over-year dividend increases averaged 15% with a yield of 1.6% on June 30, 2004, and a dividend payout ratio of 26% based on estimates of calendar year 2004 operating earnings. The average price/earnings ratio was 16.5 times 2004 estimates versus 17.3 for that of the unmanaged S&P 500 on the same date.4

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Rising Dividends Securities Fund 6/30/04

Company Sector/Industry	% of Total Net Assets
Praxair Inc.	4.0%
Process Industries
General Electric Co.	4.0%
Producer Manufacturing
Family Dollar Stores Inc.	4.0%
Retail Trade
Carlisle Cos. Inc.	4.0%
Producer Manufacturing
Fannie Mae	4.0%
Finance
American International Group Inc.	4.0%
Finance
Old Republic International Corp.	3.9%
Finance
Hillenbrand Industries Inc.	3.8%
Health Technology
Roper Industries Inc.	3.8%
Producer Manufacturing
Pfizer Inc.	3.7%
Health Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRD-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001	2000	1999

Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period	$16.28	$13.57	$14.19	$13.23	$13.61	$18.11

Income from investment operations:
Net investment income[a]	.16	.19	.16	.18	.20	.22
Net realized and unrealized gains (losses)	.60	3.10	(.30)	1.60	2.18	(1.57)

Total from investment operations	.76	3.29	(.14)	1.78	2.38	(1.35)

Less distributions from:
Net investment income	(.12)	(.14)	(.19)	(.01)	(.50)	(.29)
Net realized gains	(.22)	(.44)	(.29)	(.81)	(2.26)	(2.86)

Total distributions	(.34)	(.58)	(.48)	(.82)	(2.76)	(3.15)

Net asset value, end of period	$16.70	$16.28	$13.57	$14.19	$13.23	$13.61

Total return[b]	4.67%	24.88%	(1.32)%	13.90%	21.05%	(9.70)%
Ratios/supplemental data
Net assets, end of period (000’s)	$327,443	$326,663	$292,881	$347,336	$363,485	$450,549
Ratios to average net assets:
Expenses	.70% [c]	.76%	.78%	.76%	.78%	.75%
Net investment income	2.01% [c]	1.39%	1.11%	1.36%	1.66%	1.35%
Portfolio turnover rate	2.68%	9.54%	14.06%	11.78%	12.26%	5.32%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Annualized.

FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001	2000	1999[d]

Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period	$16.09	$13.44	$14.09	$13.18	$13.56	$18.28

Income from investment operations:
Net investment income[a]	.15	.17	.13	.15	.17	.17
Net realized and unrealized gains (losses)	.59	3.05	(.31)	1.58	2.17	(1.74)

Total from investment operations	.74	3.22	(.18)	1.73	2.34	(1.57)

Less distributions from:
Net investment income	(.11)	(.13)	(.18)	(.01)	(.46)	(.29)
Net realized gains	(.22)	(.44)	(.29)	(.81)	(2.26)	(2.86)

Total distributions	(.33)	(.57)	(.47)	(.82)	(2.72)	(3.15)

Net asset value, end of period	$16.50	$16.09	$13.44	$14.09	$13.18	$13.56

Total return[b]	4.60%	24.59%	(1.58)%	13.57%	20.71%	(10.84)%
Ratios/supplemental data
Net assets, end of period (000’s)	$639,616	$343,675	$63,879	$11,831	$1,041	$549
Ratios to average net assets:
Expenses	.95% [c]	1.01%	1.03%	1.01%	1.03%	1.01% [c]
Net investment income	1.76% [c]	1.14%	.86%	1.13%	1.44%	1.15% [c]
Portfolio turnover rate	2.68%	9.54%	14.06%	11.78%	12.26%	5.32%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Annualized.
[d]For	the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRD-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

RISING DIVIDENDS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	SHARES	VALUE
Common Stocks 92.8%
Commercial Services .5%
ABM Industries Inc.	264,000	$5,140,080

Consumer Durables 3.7%
Leggett & Platt Inc.	1,092,600	29,183,346
Russ Berrie & Co. Inc.	362,400	7,041,432

		36,224,778

Consumer Non-Durables 6.4%
Alberto-Culver Co.	510,450	25,593,963
Altria Group Inc.	35,000	1,751,750
Lancaster Colony Corp.	117,800	4,905,192
Procter & Gamble Co.	479,400	26,098,536
Superior Uniform Group Inc.	237,100	3,767,519

		62,116,960

Electronic Technology 1.4%
Cohu Inc.	106,800	2,033,472
Diebold Inc.	220,200	11,641,974

		13,675,446

Finance 33.4%
AFLAC Inc.	484,600	19,776,526
American International Group Inc.	538,855	38,409,584
Arthur J. Gallagher & Co.	503,000	15,316,350
Erie Indemnity Co., A	276,800	12,948,704
Fannie Mae	539,500	38,498,720
Freddie Mac	252,500	15,983,250
Mercantile Bankshares Corp.	220,525	10,324,981
Mercury General Corp.	129,200	6,414,780
National Commerce Financial Corp.	892,600	29,009,500
Old Republic International Corp.	1,581,150	37,504,878
Peoples Bancorp Inc.	159,979	4,253,842
RLI Corp.	252,512	9,216,688
State Street Corp.	281,000	13,780,240
TrustCo Bank Corp. NY	328,588	4,304,503
U.S. Bancorp	1,199,749	33,065,082
Washington Mutual Inc.	760,200	29,374,128
Wilmington Trust Corp.	119,000	4,429,180

		322,610,936

Health Technology 11.6%
Becton, Dickinson & Co.	300,200	15,550,360
Hillenbrand Industries Inc.	615,700	37,219,065
Pfizer Inc.	1,050,300	36,004,284
West Pharmaceutical Services Inc.	562,800	23,806,440

		112,580,149

Non-Energy Minerals 2.5%
Nucor Corp.	313,800	24,087,288

Process Industries 6.0%
Bemis Co. Inc.	197,200	5,570,900
Donaldson Co. Inc.	209,800	6,147,140
Myers Industries Inc.	507,147	7,150,773

FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

RISING DIVIDENDS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Process Industries (cont.)
Praxair Inc.	969,600	$38,696,736

		57,565,549

Producer Manufacturing 21.3%
Baldor Electric Co.	59,233	1,383,090
Brady Corp., A	157,400	7,256,140
Carlisle Cos. Inc.	618,800	38,520,300
CIRCOR International Inc.	92,650	1,889,133
Dover Corp.	170,600	7,182,260
General Electric Co.	1,192,000	38,620,800
Graco Inc.	351,112	10,902,028
Kaydon Corp.	109,600	3,389,928
Roper Industries Inc.	641,000	36,472,900
Superior Industries International Inc.	509,400	17,039,430
Teleflex Inc.	287,900	14,438,185
United Technologies Corp.	312,400	28,578,352

		205,672,546

Retail Trade 4.0%
Family Dollar Stores Inc.	1,267,100	38,545,182

Technology Services 2.0%
Reynolds & Reynolds Co., A	838,000	19,382,940

Total Common Stocks (Cost $693,736,636)		897,601,854

Short Term Investment (Cost $70,684,154) 7.3%
[a]Franklin Institutional Fiduciary Trust Money Market Portfolio	70,684,154	70,684,154

Total Investments (Cost $764,420,790) 100.1%		968,286,008
Other Assets, less Liabilities (.1)%		(1,227,399)

Net Assets 100.0%		$967,058,609

[a]See	Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRD-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$693,736,636
Cost - Sweep money fund (Note 7)	70,684,154

Value - Unaffiliated issuers	897,601,854
Value - Sweep money fund (Note 7)	70,684,154
Receivables:
Investment securities sold	273,278
Capital shares sold	3,746,550
Dividends	1,450,453

Total assets	973,756,289

Liabilities:
Payables:
Investment securities purchased	5,789,207
Capital shares redeemed	119,664
Affiliates	736,497
Other liabilities	52,312

Total liabilities	6,697,680

Net assets, at value	$967,058,609

Net assets consist of:
Undistributed net investment income	$7,018,419
Net unrealized appreciation (depreciation)	203,865,218
Accumulated net realized gain (loss)	6,236,262
Capital shares	749,938,710

Net assets, at value	$967,058,609

Class 1:
Net assets, at value	$327,442,666

Shares outstanding	19,602,627

Net asset value and offering price per share	$16.70

Class 2:
Net assets, at value	$639,615,943

Shares outstanding	38,774,687

Net asset value and offering price per share	$16.50

See notes to financial statements.

FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$10,755,531
Sweep money fund (Note 7)	187,081

Total investment income	10,942,612

Expenses:
Management fees (Note 3)	2,738,887
Distribution fees - Class 2 (Note 3)	606,666
Transfer agent fees	1,843
Custodian fees (Note 4)	2,838
Reports to shareholders	45,169
Professional fees	20,932
Trustees’ fees and expenses	2,854
Other	15,549

Total expenses	3,434,738

Net investment income	7,507,874

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	6,707,536
Net unrealized appreciation (depreciation) on investments	23,470,735

Net realized and unrealized gain (loss)	30,178,271

Net increase (decrease) in net assets resulting from operations	$37,686,145

See notes to financial statements.

FRD-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$7,507,874	$5,815,600
Net realized gain (loss) from investments	6,707,536	12,013,697
Net unrealized appreciation (depreciation) on investments	23,470,735	89,189,068

Net increase (decrease) in net assets resulting from operations	37,686,145	107,018,365
Distributions to shareholders from:
Net investment income:
Class 1	(2,310,932)	(2,869,400)
Class 2	(3,992,759)	(1,134,822)
Net realized gains:
Class 1	(4,151,975)	(8,730,599)
Class 2	(7,861,547)	(3,701,357)

Total distributions to shareholders	(18,317,213)	(16,436,178)
Capital share transactions: (Note 2)
Class 1	(7,663,691)	(20,625,618)
Class 2	285,015,970	243,621,232

Total capital share transactions	277,352,279	222,995,614
Net increase (decrease) in net assets	296,721,211	313,577,801
Net assets:
Beginning of period	670,337,398	356,759,597

End of period	$967,058,609	$670,337,398

Undistributed net investment income included in net assets:
End of period	$7,018,419	$5,814,236

See notes to financial statements.

FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Rising Dividends Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 60% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is long-term capital appreciation.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRD-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	547,710	$9,064,990	574,822	$8,584,713
Shares issued in reinvestment of distributions	392,167	6,462,907	820,948	11,599,999
Shares redeemed	(1,405,141)	(23,191,588)	(2,908,584)	(40,810,330)

Net increase (decrease)	(465,264)	$(7,663,691)	(1,512,814)	$(20,625,618)

Class 2 Shares:
Shares sold	17,288,569	$282,790,287	16,604,956	$243,911,817
Shares issued in reinvestment of distributions	728,151	11,854,306	345,935	4,836,178
Shares redeemed	(603,770)	(9,628,623)	(340,952)	(5,126,763)

Net increase (decrease)	17,412,950	$285,015,970	16,609,939	$243,621,232

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.75%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.50%	Over $1 billion

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

5. INCOME TAXES

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$764,888,834

Unrealized appreciation	$207,667,412
Unrealized depreciation	(4,270,238)

Net unrealized appreciation (depreciation)	$203,397,174

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $262,515,308 and $20,451,959, respectively.

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil

FRD-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRD-15

FRANKLIN SMALL CAP FUND

We are pleased to bring you Franklin Small Cap Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Small Cap Fund – Class 1 delivered a +6.59% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Small Cap

Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSC-1

Fund Goal and Main Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests predominantly in investments of U.S. small-capitalization companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000® Index; whichever is greater, at the time of purchase.1

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500) and the Russell 2500™ Growth Index, which posted 3.44% and 5.65% total returns for the same period.2

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) growth rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.3

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.4 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Economic Analysis.

4. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund’s significant exposure to the technology sector, which has been among the most volatile market sectors, may result in the Fund’s experiencing greater volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

FSC-2

Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets were modestly higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.5

Investment Strategy

We are research driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that we believe are positioned for rapid growth in revenues, earnings or assets. We rely on a team of analysts to provide in-depth industry expertise, and we use qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology and industry leadership, are all factors we believe point to strong long-term growth potential.

Manager’s Discussion

The Fund’s stock selection in electronic technology, specifically in the aerospace and defense industry, helped performance during the six months under review. Particularly, our FLIR Systems holding performed well. The company specializes in infrared vision and camera technology. Our specific stock selection in technology services also contributed to returns as our investment in Ask Jeeves appreciated during the period. In consumer services, our underweighted position relative to the Russell 2500 Growth Index and stock selection benefited the Fund’s performance. Gaming stocks, specifically Argosy Gaming and Station Casinos, delivered positive returns. Stock selection in energy minerals, such as exploration and production company Tom Brown (sold by period-end), also positively impacted Fund performance.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FSC-3

Although the Fund delivered strong returns, some factors constrained our results. Our poor stock selection and underweighted position relative to the index in health technology, specifically in the medical specialties industry, detracted from Fund performance. Stock selection in retail trade, particularly Hot Topic, Cost Plus and Tuesday Morning, negatively impacted the Fund. Additionally, our stock selection in consumer durables, such as Leapfrog Enterprises, hampered the Fund.

Thank you for your participation in Franklin Small Cap Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Fund

6/30/04

Company Sector/Industry	% of Total Net Assets

Cabot Corp.	1.8%
Process Industries

Electro Scientific Industries Inc.	1.7%
Electronic Technology

Mettler-Toledo International Inc. (Switzerland)	1.6%
Producer Manufacturing

Semtech Corp.	1.6%
Electronic Technology

Hyperion Solutions Corp.	1.6%
Technology Services

Varian Semiconductor Equipment Associates Inc.	1.6%
Electronic Technology

Tektronix Inc.	1.5%
Electronic Technology

Flowserve Corp.	1.5%
Producer Manufacturing

Lam Research Corp.	1.5%
Electronic Technology

FLIR Systems Inc.	1.5%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.60		$12.79	$17.97	$21.25	$26.87	$13.72

Income from investment operations:
Net investment income (loss)[a]	(.04)		(.03)	(.02)	.09	.11	(.01)
Net realized and unrealized gains (losses)	1.20		4.84	(5.09)	(3.28)	(3.81)	13.25

Total from investment operations	1.16		4.81	(5.11)	(3.19)	(3.70)	13.24

Less distributions from:
Net investment income	—		—	(.07)	(.09)	—	(.08)
Net realized gains	—		—	—	—	(1.92)	(.01)

Total distributions	—		—	(.07)	(.09)	(1.92)	(.09)

Net asset value, end of period	$18.76		$17.60	$12.79	$17.97	$21.25	$26.87

Total return[b]	6.59%		37.61%	(28.52)%	(15.02)%	(14.60)%	96.94%
Ratios/supplemental data
Net assets, end of period (000's)	$192,066		$197,551	$164,350	$266,694	$387,474	$488,062
Ratios to average net assets:
Expenses	.75%	[c]	.76%	.79%	.76%	.75%	.77%
Net investment income (loss)	(.42)%	[c]	(.24)%	(.16)%	.50%	.42%	(.05)%
Portfolio turnover rate	16.78%		45.00%	29.59%	37.94%	19.49%	39.49%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Annualized.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999[c]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.43		$12.70	$17.85	$21.14	$26.80	$14.25

Income from investment operations:
Net investment income (loss)[a]	(.06)		(.07)	(.06)	.03	.12	(.04)
Net realized and unrealized gains (losses)	1.19		4.80	(5.05)	(3.25)	(3.86)	12.68

Total from investment operations	1.13		4.73	(5.11)	(3.22)	(3.74)	12.64

Less distributions from:
Net investment income	—		—	(.04)	(.07)	—	(.08)
Net realized gains	—		—	—	—	(1.92)	(.01)

Total distributions	—		—	(.04)	(.07)	(1.92)	(.09)

Net asset value, end of period	$18.56		$17.43	$12.70	$17.85	$21.14	$26.80

Total return[b]	6.48%		37.24%	(28.68)%	(15.25)%	(14.76)%	89.05%
Ratios/supplemental data
Net assets, end of period (000's)	$1,036,124		$909,946	$415,952	$401,663	$301,420	$6,156
Ratios to average net assets:
Expenses	1.00%	[d]	1.01%	1.04%	1.01%	1.00%	1.02% [d]
Net investment income (loss)	(.67)%	[d]	(.49)%	(.41)%	.19%	.49%	(.18)% [d]
Portfolio turnover rate	16.78%		45.00%	29.59%	37.94%	19.49%	39.49%

[a]Based	on average daily shares outstanding.
[a]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]For	the period January 6, 1999 (effective date) to December 31, 1999.
[d]Annualized.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2004 (unaudited)

	SHARES	VALUE
Common Stocks 91.8%
Biotechnology .2%
Pharmion Corp.	37,200	$1,819,824

Commercial Services 4.3%
[a]Aquantive Inc.	565,500	5,587,140
Brinks Co.	209,400	7,171,950
CDI Corp.	231,400	8,006,440
Corporate Executive Board Co.	195,500	11,297,945
[a]DoubleClick Inc.	527,000	4,094,790
[a]Learning Tree International Inc.	52,000	754,520
[a]LECG Corp.	75,400	1,305,174
[a]Maximus Inc.	250,000	8,865,000
National Financial Partners Corp.	159,000	5,607,930
[a]ValueClick Inc.	3,200	38,336

		52,729,225

Communications 1.3%
[a]Commonwealth Telephone Enterprises Inc.	115,400	5,166,458
[a]NII Holdings Inc., B	316,800	10,672,992

		15,839,450

Consumer Durables 2.4%
Briggs & Stratton Corp.	87,800	7,757,130
[a]Leapfrog Enterprises Inc.	461,300	9,175,257
Polaris Industries Inc.	128,600	6,172,800
Winnebago Industries Inc.	175,200	6,531,456

		29,636,643

Consumer Non-Durables .6%
[a]NBTY Inc.	114,800	3,373,972
[b]Nu Skin Enterprises Inc., A, P.I.P.E.S.	170,000	4,046,136

		7,420,108

Consumer Services 3.8%
[a]Argosy Gaming Co.	305,100	11,471,760
[a]Cumulus Media Inc., A	107	1,799
[a]Entravision Communications Corp.	739,000	5,675,520
Four Seasons Hotels Inc. (Canada)	109,800	6,611,058
[a]Jackson Hewitt Tax Service Inc.	344,700	6,032,250
[a]Radio One Inc.	39,500	636,345
[a]Radio One Inc., D	473,800	7,585,538
Station Casinos Inc.	186,300	9,016,920

		47,031,190

Distribution Services .2%
[a]Performance Food Group Co.	70,300	1,865,762

Electronic Technology 22.1%
[a]Actel Corp.	548,200	10,141,700
[a]Advanced Energy Industries Inc.	507,600	7,979,472
[a]Advanced Fibre Communications Inc.	265,000	5,353,000
[a]Avocent Corp.	389,100	14,295,534
[a]Coherent Inc.	300,000	8,955,000
[a]Drexler Technology Corp.	212,100	2,827,293
[a]Electro Scientific Industries Inc.	752,233	21,295,716

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Electronic Technology (cont.)
[a]Extreme Networks Inc.	843,500	$4,656,120
[a]F5 Networks Inc.	249,700	6,612,056
[a]FLIR Systems Inc.	337,000	18,501,300
[a]Integrated Circuit Systems Inc.	658,800	17,893,008
[a]Integrated Device Technology Inc.	636,700	8,811,928
[a]Lam Research Corp.	701,800	18,808,240
[a]Logitech International SA, ADR (Switzerland)	144,700	6,611,343
[a]Merix Corp.	324,400	3,678,696
[a]Micrel Inc.	688,300	8,362,845
MTS Systems Corp.	140,500	3,294,725
National Instruments Corp.	467,000	14,313,550
[a]Pericom Semiconductor Corp.	62,000	664,020
[a]Semtech Corp.	832,600	19,599,404
Tektronix Inc.	558,600	19,003,572
[a]Transmeta Corp.	11,400	24,966
[a]Trimble Navigation Ltd.	415,050	11,534,240
[a]Varian Inc.	413,400	17,424,810
[a]Varian Semiconductor Equipment Associates Inc.	499,700	19,268,432
[a]Vitesse Semiconductor Corp.	362,200	1,767,536

		271,678,506

Energy Minerals 1.7%
Chesapeake Energy Corp.	331,900	4,885,568
[a]Denbury Resources Inc.	286,000	5,991,700
[a]Spinnaker Exploration Co.	258,300	10,171,854

		21,049,122

Finance 4.9%
East West Bancorp Inc.	203,800	6,256,660
[a]eSPEED Inc., A	272,500	4,809,625
[a]Federal Agriculture Mortgage Corp., C	65,400	1,565,022
[a]Financial Federal Corp.	175,000	6,170,500
[a]Franklin Bank Corp.	20,200	319,564
Greater Bay Bancorp	183,600	5,306,040
[a]NCO Group Inc.	475,200	12,683,088
Radian Group Inc.	77,676	3,720,680
[a]Silicon Valley Bancshares	145,100	5,753,215
UCBH Holdings Inc.	137,600	5,437,952
Umpqua Holdings Corp.	201,500	4,229,485
Waddell & Reed Financial Inc., A	200,000	4,422,000

		60,673,831

Health Services 4.9%
[a]Apria Healthcare Group Inc.	193,800	5,562,060
[a]Coventry Health Care Inc.	185,700	9,080,730
[a]Molina Healthcare Inc.	202,300	7,723,814
[a]Pharmaceutical Product Development Inc.	366,800	11,653,236
Select Medical Corp.	564,300	7,572,906
[a]Sierra Health Services Inc.	374,800	16,753,560
[a]Symbion Inc.	86,400	1,508,544

		59,854,850

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Health Technology 8.0%
[a]Adolor Corp.	840,000	$10,651,200
[a]Alkermes Inc.	100,000	1,360,000
Alpharma Inc., A	250,600	5,132,288
[a]American Medical Systems Holdings Ltd.	113,800	3,835,060
[a]Angiotech Pharmaceuticals Inc. (Canada)	226,600	4,565,990
[a]Conceptus Inc.	266,300	2,995,875
[a]First Horizon Pharmaceutical Corp.	380,500	7,191,450
[a]Integra LifeSciences Holdings Corp.	85,900	3,029,693
[a]InterMune Inc.	513,700	7,921,254
[a]Kosan Biosciences Inc.	506,000	3,997,400
[a]NPS Pharmaceuticals Inc.	253,800	5,329,800
[a]OSI Pharmaceuticals Inc.	223,200	15,722,208
[a]Steris Corp.	439,800	9,921,888
[a]Thoratec Corp.	296,100	3,177,153
[a]Varian Medical Systems Inc.	112,000	8,887,200
Warner Chilcott PLC, ADR (United Kingdom)	100,000	5,019,000

		98,737,459

Industrial Services 3.2%
[a]Oil States International Inc.	670,000	10,251,000
[a]Pride International Inc.	270,000	4,619,700
[a]Rowan Cos. Inc.	225,000	5,474,250
[a]Shaw Group Inc.	133,100	1,348,303
[a]Superior Energy Services Inc.	632,200	6,353,610
[a]Varco International Inc.	266,500	5,833,685
[a]Waste Connections Inc.	197,400	5,854,884

		39,735,432

Non-Energy Minerals .2%
[a]Meridian Gold Inc.	143,600	1,862,492

Process Industries 6.0%
Bunge Ltd.	237,300	9,240,462
Cabot Corp.	542,900	22,096,030
[a]FMC Corp.	327,100	14,101,281
Minerals Technologies Inc.	180,000	10,440,000
Nova Chemicals Corp. (Canada)	422,300	12,217,139
Valspar Corp.	100,300	5,054,117

		73,149,029

Producer Manufacturing 8.4%
[a]Flowserve Corp.	755,200	18,834,688
Gentex Corp.	246,900	9,796,992
Gibraltar Steel Corp.	158,100	5,188,842
Kennametal Inc.	310,400	14,216,320
[a]Mettler-Toledo International Inc. (Switzerland)	407,900	20,044,206
Oshkosh Truck Corp.	222,300	12,740,013
Superior Industries International Inc.	266,000	8,897,700
Toro Co.	135,800	9,515,506
[a]Wilson Greatbatch Technologies Inc.	150,000	4,192,500

		103,426,767

Real Estate 1.3%
Glenborough Realty Trust Inc.	49,000	899,150
[a]MeriStar Hospitality Corp.	1,726,184	11,807,099

FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Real Estate (cont.)
SL Green Realty Corp.	80,000	$3,744,000

		16,450,249

Real Estate Development .6%
[a]Jones Lang Lasalle Inc.	247,000	6,693,700

Retail Trade 4.5%
[a]Casual Male Retail Group Inc.	324,900	2,371,770
Christopher & Banks Corp.	154,200	2,730,882
[a]Cost Plus Inc.	209,200	6,788,540
Fred's Inc.	479,200	10,585,528
[a]Gymboree Corp.	264,000	4,055,040
[a]Hot Topic Inc.	352,750	7,227,847
[a]J. Jill Group Inc.	250,000	5,897,500
[a]Orbitz Inc.	258,800	5,595,256
[a]Tuesday Morning Corp.	359,500	10,425,500

		55,677,863

Technology Services 9.9%
[a]Affiliated Computer Services Inc., A	198,200	10,492,708
[a]Ask Jeeves Inc.	398,700	15,561,261
[a]Aspen Technology Inc.	261,100	1,895,586
[a]BearingPoint Inc.	559,400	4,961,878
[a]Borland Software Corp.	545,000	4,627,050
[a]Entrust Inc.	750,000	3,375,000
[a]FileNET Corp.	488,500	15,421,945
Global Payments Inc.	186,400	8,391,728
[a]Hyperion Solutions Corp.	444,400	19,429,168
[a]InfoSpace Inc.	183,600	6,984,144
[a]NetIQ Corp.	424,400	5,602,080
[a]Quest Software Inc.	429,100	5,535,390
[a]RSA Security Inc.	362,800	7,426,516
[a]Verity Inc.	735,000	9,929,850
[a]webMethods Inc.	209,390	1,794,472

		121,428,776

Transportation 3.3%
C.H. Robinson Worldwide Inc.	217,600	9,974,784
Expeditors International of Washington Inc.	123,800	6,116,958
[a]Forward Air Corp.	191,500	7,162,100
[a]Landstar System Inc.	123,900	6,550,593
Overnite Corp.	116,500	3,425,100
SkyWest Inc.	421,100	7,331,350

		40,560,885

Total Common Stocks (Cost $890,915,056)		1,127,321,163

Short Term Investment (Cost $101,577,393) 8.3%
CFranklin Institutional Fiduciary Trust Money Market Portfolio	101,577,393	101,577,393

Total Investments (Cost $992,492,449) 100.1%		1,228,898,556
Other Assets, less Liabilities (.1)%		(709,268)

Net Assets 100.0%		$1,228,189,288

[a]Non-income	producing.
[b]See	Note 8 regarding restricted securities.
[c]See	Note 7 regarding investments in affiliated Money Market Portfolio.

FSC-10

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$890,915,056
Cost - Sweep money fund (Note 7)	101,577,393

Value - Unaffiliated issuers	1,127,321,163
Value - Sweep money fund (Note 7)	101,577,393
Receivables:
Investment securities sold	3,066,334
Capital shares sold	806,521
Dividends	288,282
Other assets	31,991

Total assets	1,233,091,684

Liabilities:
Payables:
Investment securities purchased	3,286,885
Capital shares redeemed	359,101
Affiliates	1,095,755
Other liabilities	160,655

Total liabilities	4,902,396

Net assets, at value	$1,228,189,288

Net assets consist of:
Undistributed net investment income (loss)	$(3,647,476)
Net unrealized appreciation (depreciation)	236,406,107
Accumulated net realized gain (loss)	(105,605,112)
Capital shares	1,101,035,769

Net assets, at value	$1,228,189,288

Class 1:
Net assets, at value	$192,065,568

Shares outstanding	10,235,505

Net asset value and offering price per share	$18.76

Class 2:
Net assets, at value	$1,036,123,720

Shares outstanding	55,818,932

Net asset value and offering price per share	$18.56

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends
Unaffiliated issuers	$1,542,818
Sweep money fund (Note 7)	364,459

Total investment income	1,907,277

Expenses:
Management fees (Note 3)	2,652,379
Administrative fees (Note 3)	1,451,273
Distribution fees - Class 2 (Note 3)	1,211,036
Transfer agent fees	15,613
Custodian fees (Note 4)	5,030
Reports to shareholders	150,086
Professional fees	33,366
Other	35,970

Total expenses	5,554,753

Net investment income (loss)	(3,647,476)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	40,061,361
Foreign currency transactions	(1,518)

Net realized gain (loss)	40,059,843
Net unrealized appreciation (depreciation) on investments	36,062,803

Net realized and unrealized gain (loss)	76,122,646

Net increase (decrease) in net assets resulting from operations	$72,475,170

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and for the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,647,476)	$(3,414,732)
Net realized gain (loss) from investments and foreign currency transactions	40,059,843	(18,542,039)
Net unrealized appreciation (depreciation) on investments	36,062,803	280,516,980

Net increase (decrease) in net assets resulting from operations	72,475,170	258,560,209
Capital share transactions: (Note 2)
Class 1	(17,818,858)	(22,075,723)
Class 2	66,035,750	290,711,064

Total capital share transactions	48,216,892	268,635,341
Net increase (decrease) in net assets	120,692,062	527,195,550
Net assets:
Beginning of period	1,107,497,226	580,301,676

End of period	$1,228,189,288	$1,107,497,226

Undistributed net investment income (loss) included in net assets:
End of period	$(3,647,476)	$—

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Small Cap Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	220,338	$4,027,498	763,219	$11,952,567
Shares issued on merger (Note 9)	236,316	4,196,977	131,849	1,739,071
Shares redeemed	(1,447,930)	(26,043,333)	(2,513,508)	(35,767,361)

Net increase (decrease)	(991,276)	$(17,818,858)	(1,618,440)	$(22,075,723)

Class 2 Shares:
Shares sold	9,084,436	$163,741,172	24,892,963	$372,062,375
Shares issued on merger (Note 9)	130	2,283	986,724	12,916,332
Shares redeemed	(5,477,963)	(97,707,705)	(6,409,960)	(94,267,643)

Net increase (decrease)	3,606,603	$66,035,750	19,469,727	$290,711,064

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.55%	First $500 million
.45%	Over $500 million, up to and including $1 billion
.40%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administrative fee to FT Services of .25% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $145,649,486 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008	$11,665,898
2009	23,790,865
2010	89,635,453
2011	20,557,270

$145,649,486

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2004 the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$992,506,601

Unrealized appreciation	$283,335,544
Unrealized depreciation	(46,943,589)

Net unrealized appreciation (depreciation)	$236,391,955

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $259,073,825 and $178,687,993, respectively.

7. INVESTMENT IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
170,000	Nu Skin Enterprises Inc., A, P.I.P.E.S (.33% of Net Assets)	10/23/03	$2,201,500	$4,046,136

9. MERGER OF FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND AND FRANKLIN TECHNOLOGY SECURITIES FUND

On April 30, 2004, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Fund (Small Cap) acquired the net assets of the FTVIPT - Franklin Aggressive Growth Securities Fund (Growth) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares
Growth	$4,196,977	$5.45	770,120	$2,283	$5.40	423
Small Cap	$183,706,326	$17.76	10,344,058	$965,432,629	$17.58	54,931,676
Small Cap – post merger	$187,903,303	$17.76	10,580,374	$965,434,912	$17.58	54,931,806

On May 1, 2003, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Fund (Small Cap) acquired the net assets of the FTVIPT - Franklin Technology Securities Fund (Technology) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares
Technology	$1,739,071	$3.30	527,220	$12,916,332	$3.28	3,942,678
Small Cap	$158,617,460	$13.19	12,023,169	$483,814,924	$13.09	36,965,893
Small Cap – post merger	$160,356,531	$13.19	12,155,018	$496,731,256	$13.09	37,952,617

10. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

10. REGULATORY MATTERS (cont.)

administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

10. REGULATORY MATTERS (cont.)

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

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FRANKLIN SMALL CAP VALUE SECURITIES FUND

We are pleased to bring you Franklin Small Cap Value Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Small Cap Value Securities Fund – Class 1 delivered a +9.22% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Small Cap Value Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund invests mainly in equity securities of U.S. small capitalization companies that the Fund’s manager believes are undervalued.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 7.83%.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) growth rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Small or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, their prospects for growth are less certain than those of larger, more established companies and their securities are more volatile. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets were modestly higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The Standard & Poor’s 500 Composite Index (S&P 500) rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.4

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “under-researched and unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential that might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, or companies that are potential turnaround or takeover targets.

Manager’s Discussion

During the six months under review, the Fund’s performance benefited from a variety of different sectors. The energy minerals sector was our top contributor, mainly due to three coal positions: Consol Energy, Peabody Energy and Arch Coal. Overall, one of our best performing stocks was retailer American Eagle Outfitters.

Despite the Fund’s positive total returns, several stocks declined during the period under review. Among them was giftware wholesaler Russ Berrie, which reported disappointing first quarter results mainly due to lower open-order backlogs entering 2004 versus 2003, and continued softness in the retail sales channel. Another negative performer was retailer Pier 1 Imports due to weaker-than-expected first quarter 2004 sales.

The Fund experienced significant net inflows during the period, and we used a portion of the proceeds to invest in eight new positions. A recent

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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addition, Arbor Realty Trust, is a specialized real estate finance company. At period-end, Arbor traded at 13.3 times 2004 estimated earnings and at its current book value. We also added to several existing positions we believed were attractively valued, most notably Bermuda-based reinsurance provider Montpelier Re Holdings, motor vehicle parts and accessories manufacturer Superior Industries International, and specialty coatings provider RPM International.

During the six-month period, we eliminated eight positions from the portfolio, including one takeover. Allstream announced in March that Manitoba Telecom Services had bid for the company at more than a 10% premium over the prior day’s closing price. We decided to sell our Allstream position as open-market prices were in line with our fair valuation of the shares. The remaining liquidations from the Fund’s portfolio included stocks that had reached our price targets or where company fundamentals deteriorated.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund 6/30/04

Company Sector/Industry	% of Total Net Assets
Montpelier Re Holdings Ltd. (Bermuda)	2.4%
Finance
York International Corp.	1.9%
Producer Manufacturing
Peabody Energy Corp.	1.7%
Energy Minerals
RPM International Inc.	1.7%
Process Industries
Teekay Shipping Corp. (Bahamas)	1.6%
Transportation
Consol Energy Inc.	1.6%
Energy Minerals
Thor Industries Inc.	1.6%
Consumer Durables
Pharmaceutical Product Development Inc.	1.6%
Health Services
OMI Corp.	1.5%
Transportation
Reliance Steel & Aluminum Co.	1.5%
Non-Energy Minerals

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,

		2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.81	$9.70	$10.97	$9.86	$7.90	$7.79

Income from investment operations:
Net investment income[a]	.10	.06	.07	.11	.10	.05
Net realized and unrealized gains (losses)	1.08	3.08	(1.01)	1.29	1.89	.08

Total from investment operations	1.18	3.14	(.94)	1.40	1.99	.13

Less distributions from:
Net investment income	(.04)	(.03)	(.05)	(.05)	(.03)	(.02)
Net realized gains	—	—	(.28)	(.24)	—	—

Total distributions	(.04)	(.03)	(.33)	(.29)	(.03)	(.02)

Net asset value, end of period	$13.95	$12.81	$9.70	$10.97	$9.86	$7.90

Total return[b]	9.22%	32.47%	(9.05)%	14.21%	25.23%	1.65%
Ratios/supplemental data
Net assets, end of period (000’s)	$40,741	$37,108	$28,720	$32,604	$19,455	$11,320
Ratios to average net assets:
Expenses	.67%[c]	.74%	.76%	.77%	.84%	.81%
Net investment income	1.62%[c]	.63%	.63%	1.07%	1.13%	.65%
Portfolio turnover rate	4.92%	12.52%	5.11%	40.54%	42.47%	61.23%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,

		2003	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.67	$9.61	$10.89	$9.81	$7.88	$7.97

Income from investment operations:
Net investment income[a]	.09	.04	.04	.08	.08	.05
Net realized and unrealized gains (losses)	1.06	3.04	(1.00)	1.28	1.88	(.12)

Total from investment operations	1.15	3.08	(.96)	1.36	1.96	(.07)

Less distributions from:
Net investment income	(.02)	(.02)	(.04)	(.04)	(.03)	(.02)
Net realized gains	—	—	(.28)	(.24)	—	—

Total distributions	(.02)	(.02)	(.32)	(.28)	(.03)	(.02)

Net asset value, end of period	$13.80	$12.67	$9.61	$10.89	$9.81	$7.88

Total return[b]	9.12%	32.12%	(9.26)%	13.79%	25.02%	(.90)%
Ratios/supplemental data
Net assets, end of period (000’s)	$487,190	$333,625	$125,302	$34,282	$7,209	$1,263
Ratios to average net assets:
Expenses	.92%[c]	.99%	1.01%	1.02%	1.09%	1.06%[c]
Net investment income	1.37%[c]	.38%	.38%	.81%	.90%	.62%[c]
Portfolio turnover rate	4.92%	12.52%	5.11%	40.54%	42.47%	61.23%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SMALL CAP VALUE SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	SHARES	VALUE
Common Stocks 87.1%
Commercial Services .4%
ABM Industries Inc.	120,000	$2,336,400

Consumer Durables 8.9%
Action Performance Cos. Inc.	45,000	678,150
Apogee Enterprises Inc.	174,000	1,809,600
Bassett Furniture Industries Inc.	124,100	2,700,416
Briggs & Stratton Corp.	75,000	6,626,250
D.R. Horton Inc.	21,375	607,050
Hooker Furniture Corp.	201,971	4,073,755
La-Z-Boy Inc.	285,000	5,124,300
M/I Homes Inc.	115,000	4,669,000
Monaco Coach Corp.	227,500	6,408,675
Russ Berrie & Co. Inc.	308,000	5,984,440
Thor Industries Inc.	250,400	8,378,384

		47,060,020

Consumer Non-Durables 4.2%
Brown Shoe Co. Inc.	140,000	5,730,200
Lancaster Colony Corp.	60,000	2,498,400
Oshkosh B’Gosh Inc., A	200,000	4,994,000
Russell Corp.	58,600	1,052,456
Standard Commercial Corp.	48,500	875,425
[a]Timberland Co., A	109,000	7,040,310

		22,190,791

Consumer Services 2.6%
[a]Aztar Corp.	185,000	5,180,000
Intrawest Corp. (Canada)	285,000	4,545,750
[a]La Quinta Corp.	453,300	3,807,720

		13,533,470

Electronic Technology 2.4%
[a]Avocent Corp.	185,000	6,796,900
Cohu Inc.	105,000	1,999,200
Diebold Inc.	70,000	3,700,900

		12,497,000

Energy Minerals 5.4%
Arch Coal Inc.	195,000	7,135,050
Consol Energy Inc.	235,000	8,460,000
Holly Corp.	60,000	2,244,000
Peabody Energy Corp.	165,000	9,238,350
Pioneer Natural Resources Co.	45,000	1,578,600

		28,656,000

Finance 12.0%
American National Insurance Co.	62,100	5,733,693
Arthur J. Gallagher & Co.	190,000	5,785,500
Chemical Financial Corp.	2,300	84,847
Corus Bankshares Inc.	13,000	534,430
[a]Dollar Thrifty Automotive Group Inc.	165,000	4,527,600
First Indiana Corp.	90,800	1,729,740
Hancock Holding Co.	70,000	2,034,200

See notes to financial statements.

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SMALL CAP VALUE SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Finance (cont.)
Harleysville Group Inc.	70,200	$1,323,270
IPC Holdings Ltd. (Bermuda)	170,200	6,285,486
Montpelier Re Holdings Ltd. (Bermuda)	355,000	12,407,250
Peoples Bancorp Inc.	214,300	5,698,237
The PMI Group Inc.	65,000	2,828,800
Presidential Life Corp.	129,353	2,330,941
Protective Life Corp.	68,200	2,637,294
RLI Corp.	170,000	6,205,000
StanCorp Financial Group Inc.	45,000	3,015,000

		63,161,288

Health Services 1.6%
[a]Pharmaceutical Product Development Inc.	260,000	8,260,200

Health Technology 2.2%
[a]Steris Corp.	325,000	7,332,000
West Pharmaceutical Services Inc.	105,000	4,441,500

		11,773,500

Industrial Services 7.3%
[a]Atwood Oceanics Inc.	85,000	3,548,750
[a]EMCOR Group Inc.	100,000	4,398,000
ENSCO International Inc.	27,500	800,250
[a]Global Industries Ltd.	912,500	5,219,500
[a]GlobalSantaFe Corp.	17,500	463,750
Lone Star Technologies Inc.	260,000	7,165,600
[a]Offshore Logistics Inc.	165,000	4,639,800
[a]Oil States International Inc.	245,000	3,748,500
[a]Rowan Cos. Inc.	270,000	6,569,100
[a]Shaw Group Inc.	143,000	1,448,590
[a]Transocean Inc.	13,000	376,220

		38,378,060

Non-Energy Minerals 2.5%
Reliance Steel & Aluminum Co.	200,000	8,064,000
United States Steel Corp.	145,000	5,092,400

		13,156,400

Process Industries 5.8%
AptarGroup Inc.	117,500	5,133,575
Bunge Ltd.	195,000	7,593,300
Cabot Corp.	175,000	7,122,500
Myers Industries Inc.	109,400	1,542,540
RPM International Inc.	598,800	9,101,760

		30,493,675

Producer Manufacturing 13.6%
American Woodmark Corp.	10,600	634,410
Carlisle Cos. Inc.	30,000	1,867,500
CIRCOR International Inc.	108,800	2,218,432
CNH Global NV (Netherlands)	160,000	3,302,400
[a]Genlyte Group Inc.	50,000	3,144,000
Graco Inc.	144,000	4,471,200

See notes to financial statements.

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SMALL CAP VALUE SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Producer Manufacturing (cont.)
JLG Industries Inc.	195,000	$2,708,550
[a]Mettler-Toledo International Inc. (Switzerland)	159,000	7,813,260
Mueller Industries Inc.	197,800	7,081,240
[a]Powell Industries Inc.	87,700	1,497,916
Roper Industries Inc.	135,500	7,709,950
Stewart & Stevenson Services Inc.	78,000	1,397,760
Superior Industries International Inc.	215,000	7,191,750
Teleflex Inc.	68,000	3,410,200
Thomas Industries Inc.	70,000	2,324,000
Timken Co.	44,800	1,186,752
[a]Tower Automotive Inc.	89,500	325,780
Watts Water Technologies Inc., A	139,900	3,770,305
York International Corp.	240,000	9,856,800

		71,912,205

Real Estate Investment Trusts 1.1%
[a]Arbor Realty Trust Inc.	300,000	5,985,000

Retail Trade 8.5%
[a]American Eagle Outfitters Inc.	127,500	3,686,025
Casey’s General Stores Inc.	290,000	5,307,000
Christopher & Banks Corp.	270,000	4,781,700
Dillards Inc., A	348,000	7,760,400
[a]Linens ‘n Things Inc.	147,500	4,323,225
[a]The Men’s Wearhouse Inc.	201,000	5,304,390
Pier 1 Imports Inc.	375,000	6,633,750
[a]West Marine Inc.	198,900	5,340,465
[a]Zale Corp.	58,000	1,581,080

		44,718,035

Technology Services 1.2%
Reynolds & Reynolds Co., A	273,700	6,330,681

Transportation 6.7%
[a]Kansas City Southern	275,000	4,262,500
OMI Corp.	683,400	8,132,460
Overseas Shipholding Group Inc.	110,000	4,854,300
SkyWest Inc.	300,000	5,223,000
Teekay Shipping Corp. (Bahamas)	230,000	8,597,400
Tidewater Inc.	147,500	4,395,500

		35,465,160

Utilities .7%
[a]Sierra Pacific Resources Co.	480,000	3,700,800

Total Common Stocks (Cost $356,424,113)		459,608,685

Short Term Investment (Cost $66,641,465) 12.6%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	66,641,465	66,641,465

Total Investments (Cost $423,065,578) 99.7%		526,250,150
Other Assets, less Liabilities .3%		1,681,520

Net Assets 100.0%		$527,931,670

[a]	Non-income producing.
[b]	See Note 7 regarding investments in affiliated Money Market Portfolio.

See notes to financial statements.

FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets
Investments in securities:
Cost - Unaffiliated issuers	$356,424,113
Cost - Sweep money fund (Note 7)	66,641,465

Value - UnaffiIiated issuers	459,608,685
Value - Sweep money fund (Note 7)	66,641,465
Receivables:
Investment securities sold	1,620,715
Capital shares sold	1,626,728
Dividends	406,251

Total assets	529,903,844

Liabilities:
Payables:
Investment securities purchased	1,372,022
Capital shares redeemed	117,756
Affiliates	445,531
Other liabilities	36,865

Total liabilities	1,972,174

Net assets, at value	$527,931,670

Net assets consist of:
Undistributed net investment income	$3,048,715
Net unrealized appreciation (depreciation)	103,184,572
Accumulated net realized gain (loss)	(1,359,255)
Capital shares	423,057,638

Net assets, at value	$527,931,670

Class 1:
Net assets, at value	$40,741,345

Shares outstanding	2,919,682

Net asset value and offering price per share	$13.95

Class 2:
Net assets, at value	$487,190,325

Shares outstanding	35,303,562

Net asset value and offering price per share	$13.80

See notes to financial statements.

FSV-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$4,833,609
Sweep money fund (Note 7)	196,553

Total investment income	5,030,162

Expenses:
Management fees (Note 3)	1,105,605
Administrative fees (Note 3)	311,011
Distribution fees - Class 2 (Note 3)	502,581
Transfer agent fees	5,428
Custodian fees (Note 4)	2,276
Reports to shareholders	30,390
Professional fees	11,893
Trustees’ fees and expenses	1,264
Other	8,713

Total expenses	1,979,161

Net investment income	3,051,001

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,931,492
Foreign currency transactions	4,672

Net realized gain (loss)	2,936,164
Net unrealized appreciation (depreciation) on investments	33,888,922

Net realized and unrealized gain (loss)	36,825,086

Net increase (decrease) in net assets resulting from operations	$39,876,087

See notes to financial statements.

FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$3,051,001	$950,559
Net realized gain (loss) from investments and foreign currency transactions	2,936,164	(2,905,825)
Net unrealized appreciation (depreciation) on investments	33,888,922	79,386,021

Net increase (decrease) in net assets resulting from operations	39,876,087	77,430,755
Distributions to shareholders from:
Net investment income:
Class 1	(113,146)	(92,314)
Class 2	(836,847)	(419,082)

Total distributions to shareholders	(949,993)	(511,396)
Capital share transactions: (Note 2)
Class 1	351,966	(270,231)
Class 2	117,921,113	140,061,392

Total capital share transactions	118,273,079	139,791,161
Net increase (decrease) in net assets	157,199,173	216,710,520
Net assets:
Beginning of period	370,732,497	154,021,977

End of period	$527,931,670	$370,732,497

Undistributed net investment income included in net assets:
End of period	$3,048,715	$947,707

See notes to financial statements.

FSV-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Small Cap Value Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is long-term total return.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or reorganized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	338,944	$4,493,343	535,888	$5,992,067
Shares issued in reinvestment of distributions	8,375	113,146	8,652	92,314
Shares redeemed	(323,582)	(4,254,523)	(608,775)	(6,354,612)

Net increase (decrease)	23,737	$351,966	(64,235)	$(270,231)

Class 2 Shares:
Shares sold	10,261,375	$134,433,846	16,349,327	$172,717,267
Shares issued in reinvestment of distributions	62,638	836,846	39,648	419,082
Shares redeemed	(1,343,433)	(17,349,579)	(3,103,212)	(33,074,957)

Net increase (decrease)	8,980,580	$117,921,113	13,285,763	$140,061,392

FSV-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.60%	First $200 million
.50%	Over $200 million, up to and including $1.3 billion
.40%	Over $1.3 billion

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $4,206,062, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$968,401
2011	3,237,661

$4,206,062

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (cont.)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments	$423,133,168

Unrealized appreciation	111,550,698
Unrealized depreciation	(8,433,716)

Net unrealized appreciation (depreciation)	$103,116,982

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $110,937,015 and $19,195,877, respectively.

7. INVESTMENT IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

FSV-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FSV-17

FRANKLIN STRATEGIC INCOME SECURITIES FUND

This semiannual report for Franklin Strategic Income Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Strategic Income Securities Fund – Class 1 delivered a +0.14% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Strategic Income Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund invests mainly in U.S. and foreign debt securities, including those in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund’s return was comparable to that of the Lehman Brothers U.S. Aggregate Index’s 0.15% return, while slightly outperforming the Lipper Multi-Sector Income Funds Objective Average’s -0.36% return.1

Economic and Market Overview

Over the six-month reporting period, an improving employment picture helped the economy gain a strong foothold, as businesses added almost 1.3 million jobs since January.2 This important factor was one of many that supported an interest rate rise during the period. Although higher interest rates led to increasing mortgage rates and declining housing affordability, the housing market remained historically robust. Rising home prices and strong new and existing home sales contributed to greater consumer spending.

Increases in business spending also contributed to economic growth. Nonresidential investment spending rose at a 5.3% annual rate in the first quarter of 2004.3 Growing consumer demand helped many companies improve their profits. At the same time, many businesses took advantage of the past 12 months’ historically low interest rates to refinance old debt at more attractive levels, which improved their balance sheets. Productivity also continued to rise, which helped businesses generate more goods and services without substantially raising inflation.

Many market participants consider the core Consumer Price Index, which excludes food and energy, as a proxy for overall inflation. This index rose 1.9% for the 12 months ended June 30, 2004. Although inflation increased recently, it was still historically low. In fact, when the

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

Federal Reserve Board (Fed) raised the federal funds target rate to 1.25% on June 30, they noted that, “Although incoming inflation data are somewhat elevated, a portion of the increase in recent months appears to have been due to transitory factors.”4

Largely in anticipation of the Fed’s move at the end of June, longer-maturity Treasury yields shifted upward throughout the period. The benchmark 10-year Treasury yield rose from 4.27% at the beginning of the reporting period to 4.62% on June 30, 2004. The market expected the federal funds target rate to exceed 2.0% by the end of 2004, according to the Fed Funds Futures Contract Table. Despite the removal of some of the stimulus provided by lower interest rates, many sources of economic stimuli remained, including an improved jobs picture and higher corporate profits.

Exports, employment and manufacturing data suggested that the global economy also expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities’ intervention appeared effective in slowing its gross domestic product (GDP) growth. Officials there targeted a growth rate of 7% for 2004, after China’s GDP grew 9.1% in 2003.5 The recent slowdown was widely anticipated, as was the ripple effect on export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe’s consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.6 Though varying by country, global interest rates generally experienced upward pressure similar to U.S. rates, particularly during the second half of the reporting period as economic growth remained relatively healthy.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers to take advantage of varying sector re-

4. Source: Federal Reserve Board Press Release, 6/30/04.

5. Source: South China Morning Post, 5/1/04.

6. Sources: afxnews.com, “ECB’s Issing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

FSI-3

actions to economic events. For example, we evaluate business cycles, yield curves, country risk, the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

Manager’s Discussion

As noted above, domestic interest rates rose during the latter half of the reporting period in anticipation of the Fed’s move to raise the federal funds target rate. This constrained overall total return performance across fixed income markets during the first half of 2004, with coupon income largely offset by bond price declines. However, in this environment, the high yield corporate bond sector provided one of the stronger relative total return performances. A declining default rate and increasing corporate profits and liquidity caused yield spread levels over U.S. Treasuries (a common valuation metric in the high yield market) to narrow from 4.9 percentage points at the beginning of the period to 4.6 percentage points by period-end. As a result of this tighter yield spread, as well as the higher current yield offered in this sector, high yield corporate bonds posted positive total returns for the past six months, benefiting the Fund. High yield corporate bonds and preferred stocks represented the Fund’s largest sector weighting at 40.0% of total net assets on June 30, 2004.

Across the Fund’s more interest-rate sensitive U.S. sectors, the mortgage-backed securities market provided above-average total returns, as the sector’s generally lower duration, or lower sensitivity to changes in interest rates, and the reduction in prepayment expectations for higher-coupon mortgages helped limit price declines. Consequently, the Fund’s heavier exposure to this sector relative to the U.S. government bond sector positively impacted performance.

In the non-U.S. dollar government bond sectors, a generally stronger dollar combined with flat to higher interest rates in many foreign markets caused this sector to negatively impact the Fund’s performance. However, one positive standout was South Korea’s government bonds, which benefited from an interest rate decline and a rising currency relative to the U.S. dollar during the period. Outside the U.S., the emerging market government bond sector (in U.S. dollars) generated a negative total return performance as higher U.S. interest rates raised concerns about the ability of certain developing countries to continue raising capital at attractive rates.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSI-4

Higher intermediate- and long-term interest rates negatively impacted U.S. government bond sector performance. However, this sector represented a relatively small proportion of the Fund at 3.9% of total net assets at period-end. In addition, although corporate earnings and balance sheets continued to improve, the investment grade corporate bond market’s longer duration profile constrained that sector’s performance during the period.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002		2001	2000	1999[g]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.16	$10.37	$9.87		$9.89	$9.96	$10.00

Income from investment operations:
Net investment income[a]	.34	.65	.73		.76 [f]	.82	.38
Net realized and unrealized gains (losses)	(.32)	1.44	(.23)		(.32)[f]	(.33)	(.12)

Total from investment operations	.02	2.09	.50		.44	.49	.26

Less distributions from:
Net investment income	(.40)	(.30)	—	[e]	(.46)	(.56)	(.30)
Net realized gains	(.02)	—	—		—	—	—

Total distributions	(.42)	(.30)	—		(.46)	(.56)	(.30)

Net asset value, end of period	$11.76	$12.16	$10.37		$9.87	$9.89	$9.96

Total return[b]	.14%	20.36%	5.12%		4.51%	4.95%	2.61%
Ratios/supplemental data
Net assets, end of period (000’s)	$454,367	$359,947	$102,751		$43,778	$11,437	$4,741
Ratios to average net assets:
Expenses	.64% [d]	.65%	.66%		.71%	.75%	.75%
Expenses, excluding waiver and payments by affiliate	.64% [d]	.65%	.66%		.71%	.99%	1.46%
Net investment income	5.54% [d]	5.69%	7.37%		7.48% [f]	08.13%	7.52%
Portfolio turnover rate	27.73%	49.87%	45.78%		35.21%	29.19%	9.96%
Portfolio turnover rate excluding mortgage dollar rolls[c]	20.87%	32.74%	40.50%		30.32%	29.19%	9.96%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Annualized.
[e]	Includes distributions of net investment income in the amount of $.005.
[f]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of the investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.018)
Net realized and unrealized losses per share	.018
Ratio of net investment income to average net assets	(.18)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[g]	For the period July 1, 1999 (effective date) to December 31, 1999.

FSI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002		2001[f]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.05	$10.29	$9.82		$10.14

Income from investment operations:
Net investment income[a]	.32	.62	.70		.45	[g]
Net realized and unrealized gains (losses)	(.32)	1.43	(.23)		(.31)[g]

Total from investment operations	—	2.05	.47		.14

Less distributions from:
Net Investment Income	(.39)	(.29)	—	[e]	(.46)
Net realized gains	(.02)	—	—		—

Total distributions	(.41)	(.29)	—		(.46)

Net asset value, end of period	$11.64	$12.05	$10.29		$9.82

Total return[b]	.00%	20.10%	4.81%		1.38%
Ratios/supplemental data
Net assets, end of period (000’s)	$3,357	$1,840	$210		$48
Ratios to average net assets:
Expenses	.89% [d]	.90%	.91%		.96%	[d]
Net investment income	5.29% [d]	5.44%	7.12%		7.05%	[d,g]
Portfolio turnover rate	27.73%	49.88%	45.78%		35.21%
Portfolio turnover rate excluding mortgage dollar rolls[c]	20.87%	32.74%	40.50%		30.32%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Annualized.
[e]	Includes distributions of net investment income in the amount of $.003.
[f]	For the period May 15, 2001 (effective date) to December 31, 2001.
[g]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of the investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.018)
Net realized and unrealized losses per share	.018
Ratio of net investment income to average net assets	(.18)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES/ WARRANTS	VALUE
Common Stocks and Warrants
[a]XO Communications Inc.	United States	289	$1,201
[a]XO Communications Inc., wts., A, 1/16/10	United States	578	867
[a]XO Communications Inc., wts., B, 1/16/10	United States	434	456
[a]XO Communications Inc., wts., C, 1/16/10	United States	434	310

Total Common Stocks and Warrants (Cost $183,471)			2,834

Preferred Stock (Cost $2,967,000) .7%
Fresenius Medical Care, Capital Trust II, 7.875%, 2/01/08	Germany	2,900,000	3,066,750

Convertible Preferred Stocks 1.2%
Consumer Durables .3%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	25,000	1,369,000

Electronic Technology .4%
Northrop Grumman Corp., 7.00%, cvt. pfd., B	United States	13,000	1,712,750

Industrial Services .2%
Allied Waste Industries Inc., 6.25%, cvt. pfd.	United States	13,000	926,640

Utilities .3%
FPL Group Inc., 8.50%, cvt. pfd.	United States	29,000	1,597,900

Total Convertible Preferred Stocks (Cost $5,009,268)			5,606,290

		PRINCIPAL AMOUNT[e]
Bonds 46.8%
Commercial Services 1.1%
Johnsondiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	$1,200,000	$930,000
Johnsondiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	1,700,000	1,861,500
Lamar Media Corp., senior sub. note, 7.25%, 1/01/13	United States	1,900,000	1,942,750

			4,734,250

Communications 6.2%
AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12	United States	1,500,000	1,736,798
Centennial Communications Corp., senior note, 144A, 8.125%, 2/01/14	United States	2,500,000	2,331,250
Dobson Communications Corp., senior note, 10.875%, 7/01/10	United States	700,000	605,500
Dobson Communications Corp., senior note, 8.875%, 10/01/13	United States	1,200,000	918,000
Inmarsat Finance PLC, senior note, 144A, 7.625%, 6/30/12	United Kingdom	2,200,000	2,139,500
Intelsat Ltd., senior note, 6.50%, 11/01/13	Bermuda	2,000,000	1,769,824
MCI Inc., senior note, 5.908%, 5/01/07	United States	831,000	808,148
MCI Inc., senior note, 6.688%, 5/01/09	United States	1,000,000	927,500
MCI Inc., senior note, 7.735%, 5/01/14	United States	712,000	639,020
Millicom International Cellular SA, senior note, 144A, 10.00%, 12/01/13	Luxembourg	2,000,000	2,040,000
Nextel Communications Inc., senior note, 7.375%, 8/01/15	United States	3,200,000	3,248,000
Nextel Partners Inc., senior note, 12.50%, 11/15/09	United States	280,000	327,600
NTL Cable PLC, senior note, 144A, 8.75%, 4/15/14	United Kingdom	1,300,000	1,339,000
Qwest Communications International Inc., senior note, 144A, 7.50%, 2/15/14	United States	2,900,000	2,631,750
Time Warner Telecom Holding, senior note, 144A, 9.25%, 2/15/14	United States	700,000	675,500
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	1,700,000	1,555,500
Triton PCS Inc., senior note, 8.50%, 6/01/13	United States	1,900,000	1,805,000
Verizon New York Inc., A, senior deb., 6.875%, 4/01/12	United States	2,800,000	3,006,438

			28,504,328

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]	VALUE
Bonds (cont.)
Consumer Durables 2.3%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	$2,900,000	$3,219,000
Ford Motor Credit Co., senior sub. note, 7.25%, 10/25/11	United States	1,300,000	1,359,498
General Motors, senior deb., 8.25%, 7/15/23	United States	1,800,000	1,889,649
General Motors, senior deb., 8.375%, 7/15/33	United States	1,000,000	1,061,477
Simmons Co., senior sub. note, 144A, 7.875%, 1/15/14	United States	1,800,000	1,845,000
True Temper Sports Inc., 8.375%, senior sub. note, 9/15/11	United States	1,300,000	1,306,500

			10,681,124

Consumer Non-Durables .8%
Smithfield Foods Inc., senior note, 7.75%, 5/15/13	United States	2,200,000	2,321,000
Tyson Foods Inc., senior note, 8.25%, 10/01/11	United States	1,200,000	1,380,158

			3,701,158

Consumer Services 9.9%
Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10	United States	2,200,000	2,444,750
Boyd Gaming Corp., senior sub. note, 144A, 6.75%, 4/15/14	United States	2,500,000	2,368,750
Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12	United States	800,000	792,000
CanWest Media Inc., senior note, B, 7.625%, 4/15/13	Canada	1,100,000	1,135,750
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11	Canada	700,000	788,375
Cendant Corp., senior note, 7.375%, 4/15/13	United States	1,800,000	2,010,972
[b]Century Communications Corp., senior disc. note, B, zero cpn., 1/15/08	United States	700,000	444,500
Charter Communications Holdings II, senior note, 144A, 10.25%, 9/15/10	United States	2,200,000	2,227,500
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11	United States	700,000	556,500
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	2,100,000	1,968,750
Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12	United States	1,000,000	1,172,500
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	1,100,000	1,212,750
DirecTV Holdings/Finance, senior note, 8.375%, 3/15/13	United States	2,300,000	2,555,875
EchoStar DBS Corp., senior note, 10.375%, 10/01/07	United States	1,200,000	1,288,500
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	1,700,000	1,683,000
Emmis Operating Co., senior sub. note, 144A, 6.875%, 5/15/12	United States	2,200,000	2,167,000
Gaylord Entertainment Co., senior note, 8.00%, 11/15/13	United States	1,300,000	1,324,375
Harrahs Operating Inc., senior note, 144A, 5.50%, 7/01/10	United States	2,800,000	2,817,576
Lin Television Corp., senior note, 8.00%, 1/15/08	United States	1,000,000	1,068,750
Lin Television Corp., senior sub. note, 6.50%, 5/15/13	United States	1,500,000	1,455,000
Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07	United States	2,900,000	3,157,375
Pinnacle Entertainment Inc., senior sub. note, B, 9.25%, 2/15/07	United States	94,000	96,820
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	1,300,000	1,296,750
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	1,900,000	1,767,000
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	2,900,000	2,813,000
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	500,000	486,250
Station Casinos Inc., senior sub. note, 6.50%, 2/01/14	United States	400,000	387,000
Station Casinos Inc., senior sub. note, 6.875%, 3/01/16	United States	1,300,000	1,257,750
Time Warner Inc., senior note, 6.75%, 4/15/11	United States	2,500,000	2,696,160

			45,441,278

Electronic Technology 1.5%
Argo-Tech Corp., senior note, 144A, 9.25%, 6/01/11	United States	1,200,000	1,242,000
Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13	Singapore	1,100,000	1,078,000
Solectron Corp., senior note, 9.625%, 2/15/09	United States	1,600,000	1,764,000
Xerox Corp., senior note, 7.125%, 6/15/10	United States	2,800,000	2,870,000

			6,954,000

FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]	VALUE
Bonds (cont.)
Energy Minerals 1.4%
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	$2,500,000	$2,543,750
Plains Exploration & Production Co., senior note, 144A, 7.125%, 6/15/14	United States	1,600,000	1,636,000
Westport Resources Corp., senior sub. note, 8.25%, 11/01/11	United States	1,800,000	2,045,250

			6,225,000

Finance 1.1%
Citigroup Inc., sub. note, 5.625%, 8/27/12	United States	1,000,000	1,029,582
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	1,900,000	1,919,000
JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13	United States	2,100,000	2,137,918

			5,086,500

Health Services 1.4%
Medcath Holdings Corp., senior note, 144A, 9.875%, 7/15/12	United States	1,800,000	1,827,000
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	2,800,000	2,464,000
United Surgical Partners, senior sub. note, 10.00%, 12/15/11	United States	1,600,000	1,808,000

			6,099,000

Health Technology .6%
Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11	United States	1,200,000	1,263,000
Wyeth, notes, 6.45%, 2/01/24	United States	1,700,000	1,620,976

			2,883,976

Industrial Services 2.0%
Allied Waste North America Inc., senior secured note, 144A, 6.50%, 11/15/10	United States	2,200,000	2,189,000
Grant Prideco Escrow, senior note, 9.00%, 12/15/09	United States	1,900,000	2,075,750
Hanover Equipment Trust 01, B, senior secured note, 8.75%, 9/01/11	United States	2,600,000	2,795,000
URS Corp., senior note, 11.50%, 9/15/09	United States	1,674,000	1,929,285

			8,989,035

Non-Energy Minerals 1.6%
Century Aluminum Co., first mortgage, senior secured note, 11.75%, 4/15/08	United States	2,200,000	2,464,000
Glencore Funding LLC, notes, 144A, 6.00%, 4/15/14	United States	2,400,000	2,230,099
Ispat Inland ULC, senior secured note, 144A, 9.75%, 4/01/14	United States	2,300,000	2,380,500

			7,074,599

Process Industries 4.9%
BCP Caylux Holding Lux SCA, senior sub. note, 144A, 9.625%, 6/15/14	United States	2,500,000	2,603,125
Buckeye Technologies Inc., senior note, 8.50%, 10/01/13	United States	1,600,000	1,624,000
Georgia-Pacific Corp., senior note, 9.375%, 2/01/13	United States	2,500,000	2,875,000
Graham Packaging Co., senior disc. note, B, 10.75%, 1/15/09	United States	400,000	413,500
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08	United States	1,500,000	1,515,000
Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09	United States	4,200,000	2,079,000
Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07	United States	1,300,000	1,365,000
Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13	United States	2,900,000	3,052,250
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,700,000	2,484,000
Rhodia SA, senior note, 144A, 10.25%, 6/01/10	France	2,500,000	2,537,500
Stone Container Corp., senior note, 8.375%, 7/01/12	United States	1,900,000	1,995,000

			22,543,375

Producer Manufacturing 3.7%
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11	United States	2,900,000	3,059,500
Cummins Inc., senior note, 9.50%, 12/01/10	United States	1,900,000	2,161,250

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]	VALUE
Bonds (cont.)
Producer Manufacturing (cont.)
Hutchison Whampoa International Ltd., senior note, 144A, 6.25%, 1/24/14	Hong Kong	$2,700,000	$2,623,123
Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	1,900,000	1,900,000
Le Grand SA, senior note, 10.50%, 2/15/13	France	1,900,000	2,175,500
Milacron Escrow Corp., senior secured note, 144A, 11.50%, 5/15/11	United States	2,100,000	2,152,500
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	2,341,000	2,651,182
TRW Automotive Inc., senior sub. note, 11.00%, 2/15/13	United States	153,000	181,305

			16,904,360

Real Estate Investment Trusts 1.0%
Boston Properties Inc., senior note, 5.00%, 6/01/15	United States	2,300,000	2,137,158
Host Marriott LP, senior note, 9.25%, 10/01/07	United States	2,200,000	2,436,500

			4,573,658

Retail Trade 1.0%
Rite Aid Corp., 7.70%, 2/15/27	United States	2,300,000	2,047,000
Stater Brothers Holdings, senior note, 144A, 8.125%, 6/15/12	United States	2,600,000	2,622,750

			4,669,750

Technology Services .5%
UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12	United States	2,200,000	2,354,000

Transportation 1.0%
CP Ships Ltd., senior note, 10.375%, 7/15/12	Canada	2,200,000	2,524,500
Laidlaw International Inc., senior note, 10.75%, 6/15/11	United States	1,900,000	2,082,875

			4,607,375

Utilities 4.8%
AES Corp., senior secured note, 144A, 9.00%, 5/15/15	United States	2,200,000	2,367,750
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	2,200,000	2,186,250
Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13	United States	2,900,000	2,392,500
Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10	United States	900,000	958,355
Centerpoint Energy Inc., senior note, 6.85%, 6/01/15	United States	1,900,000	1,934,576
Dynegy Holdings Inc., senior note, 8.75%, 2/15/12	United States	2,600,000	2,483,000
Midwest Generation LLC, senior secured note, 144A, 8.75%, 5/01/34	United States	2,300,000	2,334,500
Pacific Gas & Electric Co., first mortgage, 4.20%, 3/01/11	United States	2,800,000	2,669,968
Utilicorp United Inc., senior note, 9.95%, 2/01/11	United States	2,200,000	2,178,000
Williams Cos. Inc., senior note, 8.625%, 6/01/10	United States	2,200,000	2,431,000

			21,935,899

Total Bonds (Cost $211,089,984)			213,962,665

Convertible Bonds .6%
Electronic Technology .3%
Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08	United States	1,300,000	1,295,125

Consumer Services .3%
Liberty Media Corp. into Motorola, senior deb., cvt., 3.50%, 1/15/31	United States	1,800,000	1,633,500

Total Convertible Bonds (Cost $2,620,326)			2,928,625

Asset-Backed Securities 1.5%
Centex Home Equity Loan Trust, 1999-1, A4, 6.39%, 10/25/27	United States	173,990	176,656
Chase Funding Mortgage Loan Asset-Backed Certificates, CFAB, 2003-6, 1A4, 4.499%, 8/25/30	United States	2,200,000	2,158,482
Green Tree Financial Corp., 1993-4, B1, 7.20%, 1/15/19	United States	12,622	12,796

FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]	VALUE
Asset-Backed Securities (cont.)
Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24	United States	$121,135	$121,520
Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%, 4/15/11	United States	792,000	780,120
Residential Asset Mortgage Products Inc., 2004-RS3, AI3, 4.237%, 6/25/31	United States	2,300,000	2,203,201
Residential Asset Securities Corp., 2002-KS8, A4, 4.58%, 11/25/30	United States	1,000,000	1,018,702
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	500,000	485,323

Total Asset-Backed Securities (Cost $7,058,040)			6,956,800

U.S. Government and Agency Securities 14.4%
Other U.S. Government and Agencies Securities 3.9%
FHLMC, 2.375%, 4/15/06	United States	1,700,000	1,685,931
FHLMC, 2.875%, 12/15/06	United States	1,430,000	1,416,897
FHLMC, 2.375%, 2/15/07	United States	300,000	292,530
FHLMC, 7.00%, 3/15/10	United States	300,000	338,380
FHLMC, 5.50%, 9/15/11	United States	300,000	313,182
FHLMC, 4.50%, 1/15/13	United States	1,580,000	1,524,406
FHLMC, 4.50%, 1/15/14	United States	1,000,000	952,176
FHLMC, 6.25%, 7/15/32	United States	200,000	211,382
FNMA, 6.00%, 12/15/05	United States	500,000	524,176
FNMA, 5.25%, 6/15/06	United States	900,000	938,485
FNMA, 5.00%, 1/15/07	United States	900,000	936,139
FNMA, 5.25%, 1/15/09	United States	250,000	262,136
FNMA, 6.625%, 11/15/10	United States	350,000	389,115
FNMA, 6.00%, 05/15/11	United States	500,000	537,596
FNMA, 6.625%, 11/15/30	United States	300,000	331,246
U.S. Treasury Bond, 6.125%, 11/15/27	United States	150,000	164,420
U.S. Treasury Bond, 5.375%, 2/15/31	United States	500,000	504,434
U.S. Treasury Note, 1.625%, 10/31/05	United States	700,000	693,985
U.S. Treasury Note, 2.00%, 5/15/06	United States	1,000,000	988,477
U.S. Treasury Note, 3.00%, 11/15/07	United States	1,500,000	1,486,290
U.S. Treasury Note, 5.625%, 5/15/08	United States	600,000	646,031
U.S. Treasury Note, 4.00%, 11/15/12	United States	150,000	145,272
U.S. Treasury Note, 4.375%, 8/15/12	United States	1,570,000	1,563,194
U.S. Treasury Note, 4.75%, 5/15/14	United States	1,000,000	1,010,743

			17,856,623

U.S. Government Agencies/Mortgages 10.5%
FHLMC, 6.50%, 5/01/16	United States	51,932	54,903
FHLMC, 6.00%, 5/01/17	United States	89,841	93,775
FHLMC, 5.50%, 7/01/17	United States	168,247	172,388
FHLMC, 5.50%, 9/01/17	United States	206,022	211,093
FHLMC, 5.00%, 12/01/17	United States	313,048	314,232
[c]FHLMC, 5.00%, 7/01/18	United States	1,000,000	1,000,625
FHLMC, 4.50%, 10/01/18	United States	465,541	456,092
FHLMC, 4.50%, 2/01/19	United States	1,438,410	1,407,694
[c]FHLMC, 4.50%, 7/01/19	United States	500,000	488,281
[c]FHLMC, 5.50%, 7/01/19	United States	750,000	766,406
FHLMC, 7.00%, 9/01/21	United States	317,849	336,841
FHLMC, 6.50%, 12/01/23	United States	48,900	51,364
FHLMC, 6.50%, 11/01/27	United States	339,590	356,487
FHLMC, 7.50%, 3/01/30	United States	16,226	17,487
FHLMC, 7.00%, 4/01/30	United States	78,827	83,473
FHLMC, 7.50%, 8/01/30	United States	3,833	4,131

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Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]	VALUE
U.S. Government and Agency Securities (cont.)
U.S. Government Agencies/Mortgages (cont.)
FHLMC, 7.50%, 7/01/31	United States	$28,115	$30,289
FHLMC, 6.50%, 10/01/31	United States	142,740	149,047
FHLMC, 7.00%, 1/01/32	United States	104,146	110,163
FHLMC, 6.50%, 6/01/32	United States	120,677	125,907
FHLMC, 7.00%, 6/01/32	United States	144,190	152,520
[c]FHLMC, 6.00%, 7/01/32	United States	4,921,403	5,025,983
FHLMC, 6.50%, 7/01/32	United States	254,955	266,003
FHLMC, 5.50%, 3/01/33	United States	450,248	450,013
FHLMC, 5.50%, 6/01/33	United States	1,338,233	1,336,914
FHLMC, 5.50%, 7/01/33	United States	1,498,238	1,496,762
FHLMC, 5.50%, 10/01/33	United States	668,569	667,910
FHLMC, 5.50%, 11/01/33	United States	423,513	423,095
FHLMC, 5.00%, 4/01/34	United States	5,292,492	5,116,111
FNMA, 7.00%, 5/01/12	United States	13,036	13,851
FNMA, 6.00%, 4/01/16	United States	20,067	20,946
FNMA, 6.00%, 7/01/16	United States	84,765	88,476
FNMA, 5.50%, 10/01/16	United States	20,172	20,709
FNMA, 5.00%, 10/01/17	United States	209,898	210,919
FNMA, 5.50%, 12/01/17	United States	226,750	232,645
FNMA, 5.00%, 6/01/18	United States	1,645,772	1,652,144
FNMA, 4.50%, 6/01/19	United States	1,000,000	977,812
FNMA, 6.50%, 6/01/28	United States	596,360	622,783
FNMA, 7.00%, 2/01/29	United States	29,511	31,288
FNMA, 6.50%, 5/01/31	United States	124,311	129,676
FNMA, 6.50%, 8/01/31	United States	49,285	51,413
FNMA, 7.50%, 9/01/31	United States	100,920	108,193
FNMA, 6.50%, 12/01/31	United States	151,892	158,450
FNMA, 7.00%, 1/01/32	United States	30,373	32,129
FNMA, 6.50%, 4/01/32	United States	100,519	104,771
FNMA, 6.50%, 6/01/32	United States	44,820	46,716
FNMA, 6.50%, 8/01/32	United States	459,111	478,577
FNMA, 6.50%, 9/01/32	United States	107,233	111,863
[c]FNMA, 6.00%, 7/01/29	United States	1,852,937	1,891,734
FNMA, 5.50%, 8/01/33	United States	580,209	579,290
FNMA, 5.50%, 11/01/33	United States	3,674,239	3,668,422
FNMA, 5.00%, 4/01/34	United States	1,263,365	1,224,095
FNMA, 5.00%, 5/01/34	United States	1,995,898	1,960,221
GNMA, 8.00%, 6/15/26	United States	7,099	7,811
GNMA, 7.50%, 1/20/28	United States	72,266	77,935
GNMA, 7.00%, 10/15/28	United States	236,354	251,619
GNMA, 7.00%, 2/15/29	United States	33,007	35,114
GNMA, 7.50%, 9/15/30	United States	12,600	13,600
GNMA, 6.50%, 4/15/31	United States	23,054	24,072
GNMA, 6.50%, 11/15/31	United States	66,884	70,004
GNMA, 6.50%, 1/20/32	United States	354,178	369,733
GNMA, 6.50%, 2/15/32	United States	15,621	16,346
GNMA, 6.50%, 2/20/32	United States	149,551	156,119
GNMA, 7.50%, 4/20/32	United States	275,402	296,578
GNMA, 6.50%, 5/20/32	United States	48,615	50,750
GNMA, 7.00%, 6/15/32	United States	82,523	87,717

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Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]		VALUE
U.S. Government and Agency Securities (cont.)
U.S. Government Agencies/Mortgages (cont.)
GNMA, 5.50%, 12/15/32	United States	$631,460		$632,426
GNMA, 5.50%, 1/15/33	United States	200,652		200,908
GNMA, 6.00%, 1/15/33	United States	603,154		619,318
GNMA, 6.50%, 1/20/33	United States	226,129		236,194
GNMA, 7.00%, 2/20/33	United States	1,496,055		1,588,286
GNMA, 5.50%, 6/15/33	United States	935,633		936,828
GNMA, 5.00%, 9/15/33	United States	285,922		277,653
GNMA, 5.00%, 11/15/33	United States	933,865		907,681
GNMA, 5.00%, 11/20/33	United States	691,388		671,139
GNMA, 5.00%, 1/15/34	United States	967,580		939,641
GNMA, 6.50%, 2/20/34	United States	449,200		466,675
GNMA, 5.50%, 6/15/34	United States	1,699,830		1,701,070
[c]GNMA, SF, 5.00%, 7/15/33	United States	1,720,000		1,671,774

				47,890,103

Total U.S. Government and Agency Securities (Cost $66,338,428)				65,746,726

Foreign Government and Agency Securities 30.7%
New South Wales Treasury Corp., 6.50%, 5/01/06	Australia	3,783,000	AUD	2,677,936
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	2,221,000	AUD	1,661,296
New South Wales Treasury Corp., 6.00%, 5/01/12	Australia	1,570,000	AUD	1,092,205
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	3,820,000	AUD	2,690,291
Queensland Treasury Corp., 6.00%, 8/14/13	Australia	1,220,000	AUD	851,257
Republic of Austria, 4.00%, 7/15/09	Austria	1,010,000	EUR	1,248,354
Republic of Austria, 5.00%, 7/15/12	Austria	40,000	EUR	51,389
Republic of Austria, 4.65%, 1/15/18	Austria	1,500,000	EUR	1,833,368
Kingdom of Belgium, 4.75%, 9/28/06	Belgium	250,000	EUR	316,467
Kingdom of Belgium, 7.50%, 7/29/08	Belgium	146,000	EUR	204,737
Kingdom of Belgium, 5.00%, 9/28/12	Belgium	790,000	EUR	1,014,256
Republic of Brazil, FRN, 2.1250%, 4/15/12	Brazil	3,435,307		2,892,903
Republic of Bulgaria, Reg S, 8.25%, 1/15/15	Bulgaria	270,000		314,482
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	1,178,000		1,366,940
Government of Canada, 5.25%, 6/01/12	Canada	160,000	CAD	122,864
Republic of Colombia, 10.00%, 1/23/12	Colombia	320,000		330,800
Republic of Colombia, 10.75%, 1/15/13	Colombia	930,000		995,797
Republic of Colombia, 11.75%, 2/25/20	Colombia	1,110,000		1,219,612
Kingdom of Denmark, 5.00%, 8/15/05	Denmark	1,729,000	DKK	290,626
Kingdom of Denmark, 6.00%, 11/15/09	Denmark	2,390,000	DKK	431,133
Kingdom of Denmark, 5.00%, 11/15/13	Denmark	5,890,000	DKK	1,002,339
Government of Finland, 5.00%, 7/04/07	Finland	610,000	EUR	781,869
Government of Finland, 5.75%, 2/23/11	Finland	50,000	EUR	67,185

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Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]		VALUE
Foreign Government and Agency Securities (cont.)
Government of Finland, 5.375%, 7/04/13	Finland	$1,625,000	EUR	$2,144,115
Government of France, 3.00%, 7/12/08	France	1,260,000	EUR	1,508,983
Government of France, 4.00%, 4/25/09	France	1,130,000	EUR	1,400,976
Government of France, 4.00%, 10/25/09	France	943,000	EUR	1,163,865
Federal Republic of Germany, 6.00%, 7/04/07	Germany	890,000	EUR	1,171,283
Federal Republic of Germany, 3.75%, 1/04/09	Germany	1,070,000	EUR	1,314,832
Hellenic Republic, 4.65%, 4/19/07	Greece	150,000	EUR	190,199
Hellenic Republic, 6.50%, 10/22/19	Greece	300,000	EUR	430,110
Government of Hungary, 8.50%, 10/12/05	Hungary	483,800,000	HUF	2,268,164
Indonesia Recapital Bond, 14.00%, 6/15/09	Indonesia	7,750,000,000	IDR	900,080
Indonesia Recapital Bond, 13.15%, 3/15/10	Indonesia	13,925,000,000	IDR	1,555,038
Indonesia Recapital Bond, 14.275%, 12/15/13	Indonesia	16,219,000,000	IDR	1,951,368
Government of Italy, 7.75%, 11/01/06	Italy	300,000	EUR	404,268
Government of Italy, 6.75%, 2/01/07	Italy	130,000	EUR	172,747
Government of Italy, 4.50%, 5/01/09	Italy	160,000	EUR	201,964
Government of Italy, 5.50%, 11/01/10	Italy	43,000	EUR	56,819
United Mexican States, 8.625%, 3/12/08	Mexico	480,000		540,720
United Mexican States, 10.375%, 2/17/09	Mexico	134,000		161,972
United Mexican States, 9.875%, 2/01/10	Mexico	1,912,000		2,300,375
United Mexican States, 8.375%, 1/14/11	Mexico	4,040,000		4,576,573
United Mexican States, 8.125%, 12/30/19	Mexico	800,000		859,000
Government of Netherlands, 5.75%, 2/15/07	Netherlands	250,000	EUR	325,028
Government of Netherlands, 3.75%, 7/15/09	Netherlands	80,000	EUR	97,809
Government of Netherlands, 5.00%, 7/15/12	Netherlands	250,000	EUR	321,393
Government of Netherlands, 4.25%, 7/15/13	Netherlands	90,000	EUR	109,279
Government of New Zealand, 6.50%, 2/15/06	New Zealand	1,800,000	NZD	1,150,730
Government of New Zealand, 8.00%, 11/15/06	New Zealand	6,110,000	NZD	4,047,582
Government of New Zealand, 7.00%, 7/15/09	New Zealand	4,590,000	NZD	3,014,275
Government of New Zealand, 6.00%, 11/15/11	New Zealand	1,600,000	NZD	998,823
Government of New Zealand, 6.50%, 4/15/13	New Zealand	4,010,000	NZD	2,577,638
Kingdom of Norway, 5.75%, 11/30/04	Norway	16,455,000	NOK	2,410,195
Kingdom of Norway, 6.75%, 1/15/07	Norway	8,725,000	NOK	1,367,844
Republic of Panama, 8.875%, 9/30/27	Panama	95,000		92,625
Republic of Panama, 9.375%, 4/01/29	Panama	75,000		83,250
Republic of Peru, 9.125%, 1/15/08	Peru	10,000		10,900
Republic of Peru, 9.875%, 2/06/15	Peru	380,000		399,120
Republic of Peru, FRN, 5.00%, 3/07/17	Peru	184,730		158,637
Republic of Philippines, 9.875%, 3/16/10	Philippines	630,000		680,400
Republic of Philippines, 9.00%, 2/15/13	Philippines	1,370,000		1,355,478
Republic of Philippines, 10.625%, 3/16/25	Philippines	2,542,000		2,646,857
Republic of Poland, 8.50%, 11/12/06	Poland	11,400,000	PLN	3,148,005
Russian Federation, Reg S, 11.00%, 7/24/18	Russia	840,000		1,063,416
Russian Federation, Reg S, 12.75%, 6/24/28	Russia	240,000		349,800
Russian Federation, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	8,225,000		7,529,987
Russian Federation, 144A, 8.25%, 3/31/10	Russia	900,000		970,875
Russian Federation, 144A, 12.75%, 6/24/28	Russia	140,000		204,050
Russian Federation, 144A, FRN, 5.00%, 3/31/30	Russia	5,940,000		5,438,070
Republic of South Africa, 7.375%, 4/25/12	South Africa	30,000		32,649
Republic of South Africa, 8.50%, 6/23/17	South Africa	200,000		228,099
Korea Treasury Bond, 4.50%, 3/05/06	South Korea	3,500,000,000	KRW	3,084,525
Korea Treasury Bond, 4.50%, 9/03/06	South Korea	1,000,000,000	KRW	881,946
Korea Treasury Bond, 6.90%, 1/16/07	South Korea	960,000,000	KRW	893,674

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Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]		VALUE
Foreign Government and Agency Securities (cont.)
Korea Treasury Bond, 4.75%, 3/12/08	South Korea	$8,200,000,000	KRW	$7,261,936
Government of Spain, 3.25%, 1/31/05	Spain	573,000	EUR	701,497
Government of Spain, 10.15%, 1/31/06	Spain	58,000	EUR	78,702
Government of Spain, 4.80%, 10/31/06	Spain	100,000	EUR	126,927
Government of Spain, 6.00%, 1/31/08	Spain	260,000	EUR	345,545
Government of Spain, 5.15%, 7/30/09	Spain	210,000	EUR	273,316
Government of Spain, 5.00%, 7/30/12	Spain	350,000	EUR	450,014
Kingdom of Sweden, 6.00%, 2/09/05	Sweden	12,890,000	SEK	1,748,897
Kingdom of Sweden, 3.50%, 4/20/06	Sweden	29,000,000	SEK	3,885,456
Kingdom of Sweden, 8.00%, 8/15/07	Sweden	10,100,000	SEK	1,514,428
Kingdom of Sweden, 6.50%, 5/05/08	Sweden	2,400,000	SEK	348,795
Kingdom of Sweden, 5.00%, 1/28/09	Sweden	13,685,000	SEK	1,891,208
Kingdom of Sweden, 5.50%, 10/08/12	Sweden	21,390,000	SEK	3,022,683
Government of Thailand, 8.00%, 12/08/06	Thailand	59,650,000	THB	1,664,252
Government of Thailand, 4.125%, 2/12/08	Thailand	17,000,000	THB	431,898
Government of Thailand, 8.50%, 12/08/08	Thailand	14,000,000	THB	414,915
Kingdom of Thailand, 6.00%, 3/05/05	Thailand	63,500,000	THB	1,601,807
Kingdom of Thailand, 8.50%, 10/14/05	Thailand	275,700,000	THB	7,343,752
Republic of Ukraine, Reg S, 11.00%, 3/15/07	Ukraine	84,002		90,953
Republic of Ukraine, Reg S, 6.875%, 3/04/11	Ukraine	390,000		370,686
Republic of Ukraine, Reg S, 7.65%, 6/11/13	Ukraine	2,150,000		2,048,946
Republic of Ukraine, 144A, 6.875%, 3/04/11	Ukraine	1,730,000		1,635,282
Republic of Ukraine, 144A, 7.65%, 6/11/13	Ukraine	3,800,000		3,621,392
United Kingdom, 7.50%, 12/07/06	United Kingdom	332,000	GBP	636,973
Republic of Venezuela, 10.75%, 9/19/13	Venezuela	2,040,000		2,013,990
Republic of Venezuela, 9.25%, 9/15/27	Venezuela	2,377,000		2,022,684
Republic of Vietnam, 4.00%, 3/12/16	Vietnam	750,000		680,755

Total Foreign Government and Agency Securities (Cost $135,501,002)				140,632,205

Municipal Bond 1.2%
California State GO, 5.00%, 2/01/33	United States	1,800,000		1,720,908
California State GO, 5.50%, 11/01/33	United States	3,800,000		3,897,166

Total Municipal Bond (Cost $5,667,961)				5,618,074

Total Long Term Investments (Cost $436,435,480)				444,520,969

		SHARES
Short Term Investment (Cost $23,730,460) 5.2%
[d]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	23,730,460		23,730,460

Total Investments (Cost $460,165,940) 102.3%				468,251,429
Other Assets, less Liabilities (2.3)%				(10,526,904)

Net Assets 100.0%				$457,724,525

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zlotych

SEK - Swedish Krona

THB - Thai Baht

[a]Non-income	producing.
[b]Defaulted	securities. See Note 8.
[c]See	Note 1(c) regarding securities purchased on a when-issued, delayed delivery, or to-be-announced basis.
[d]See	Note 7 regarding investments in affiliated Money Market Portfolio.
[e]The	principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

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Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost - unaffiliated issuers	$436,435,480
Cost - Sweep money fund (Note 7)	23,730,460

Value - unaffiliated issuers	444,520,969
Value - Sweep money fund (Note 7)	23,730,460
Receivables:
Investment securities sold	3,199,565
Capital shares sold	768,018
Dividends and Interest	8,065,825

Total assets	480,284,837

Liabilities:
Payables:
Investment securities purchased	22,302,187
Capital shares redeemed	430
Affiliates	222,897
Other liabilities	34,798

Total liabilities	22,560,312

Net assets, at value	$457,724,525

Net assets consist of:
Undistributed net investment income	$9,515,941
Net unrealized appreciation (depreciation)	8,087,916
Accumulated net realized gain (loss)	4,034,373
Capital shares	436,086,295

Net assets, at value	$457,724,525

Class 1:
Net assets, at value	$454,367,188

Shares outstanding	38,645,913

Net asset value and offering price per share	$11.76

Class 2:
Net assets, at value	$3,357,337

Shares outstanding	288,457

Net asset value and offering price per share	$11.64

See notes to financial statements.

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Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Dividends:
Unaffiliated Issuers	211,404
Sweep money fund (Note 7)	77,651
Interest	12,586,749

Total investment income	12,875,804

Expenses:
Management fees (Note 3)	846,286
Administrative fees (Note 3)	414,876
Distribution fees - Class 2 (Note 3)	3,446
Transfer agent fees	1,374
Custodian fees (Note 4)	35,561
Reports to shareholders	17,195
Professional fees	14,245
Trustees’ fees and expenses	1,404
Other	12,591

Total expenses	1,346,978
Expense reductions (Note 4)	(161)

Net expenses	1,346,817

Net investment income	11,528,987

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,051,784
Foreign currency transactions	(9,723)

Net realized gain (loss)	4,042,061

Net unrealized appreciation (depreciation) on:
Investments	(16,118,752)
Translation of assets and liabilities denominated in foreign currencies	(90,633)

Net unrealized appreciation (depreciation)	(16,209,385)

Net realized and unrealized gain (loss)	(12,167,324)

Net increase (decrease) in net assets resulting from operations	$(638,337)

See notes to financial statements.

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Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$11,528,987	$12,510,205
Net realized gain (loss) from investments and foreign currency transactions	4,042,061	3,838,610
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(16,209,385)	23,167,485

Net increase (decrease) in net assets resulting from operations	(638,337)	39,516,300
Distributions to shareholders from:
Net investment income:
Class 1	(14,618,436)	(5,519,539)
Class 2	(104,257)	(8,268)
Net realized gains:
Class 1	(589,602)	—
Class 2	(4,270)	—

Total distributions to shareholders	(15,316,565)	(5,527,807)
Capital share transactions: (Note 2)
Class 1	110,245,053	223,318,963
Class 2	1,646,305	1,519,523

Total capital share transactions	111,891,358	224,838,486
Net increase (decrease) in net assets	95,936,456	258,826,979
Net assets:
Beginning of period	361,788,069	102,961,090

End of period	$457,724,525	$361,788,069

Undistributed net investment income included in net assets:
End of period	$9,515,941	$12,709,647

See notes to financial statements.

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Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 99% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices [or foreign exchange rates] are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Foreign Currency Contracts (cont.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill its obligations under the contracts.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	7,951,014	$97,540,294	19,399,863	$219,913,794
Shares issued in reinvestment of distributions	1,305,411	15,208,038	479,960	5,519,538
Shares redeemed	(209,559)	(2,503,279)	(188,670)	(2,114,369)

Net increase (decrease)	9,046,866	$110,245,053	19,691,153	$223,318,963

Class 2 Shares:
Shares sold	165,381	$2,014,786	181,906	$2,090,164
Shares issued in reinvestment of distributions	9,404	108,527	724	8,268
Shares redeemed	(39,077)	(477,008)	(50,283)	(578,909)

Net increase (decrease)	135,708	$1,646,305	132,347	$1,519,523

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.425%	First $500 million
.325%	Over $500 million, up to and including $1 billion
.280%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$461,791,478

Unrealized appreciation	$14,065,394
Unrealized depreciation	(7,605,443)

Net unrealized appreciation (depreciation)	$6,459,951

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $217,186,065 and $110,660,419, respectively.

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 50.0% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2004, the value of these securities was $444,500, representing .10% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

9. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting

FSI-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

9. REGULATORY MATTERS (cont.)

administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

9. REGULATORY MATTERS (cont.)

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FSI-26

FRANKLIN U.S. GOVERNMENT FUND

This semiannual report for Franklin U.S. Government Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin U.S. Government Fund – Class 1 delivered a +0.52% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin U.S. Government Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FUS-1

Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund invests predominantly in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund slightly outperformed its benchmarks, the Lehman Brothers Intermediate U.S. Government Bond Index and the Lipper VIP General U.S. Government Funds Objective Average, which returned -0.15% and 0.03% for the period under review.1

Economic and Market Overview

Over the six-month reporting period, an improving employment picture helped the economy gain a strong foothold, as businesses added almost 1.3 million jobs since January.2 This important factor was one of many that supported an interest rate rise during the period. Although higher interest rates led to increasing mortgage rates and declining housing affordability, the housing market remained historically robust. Rising home prices and strong new and existing home sales contributed to greater consumer spending.

Increases in business spending also contributed to economic growth. Nonresidential investment spending rose at a 5.3% annual rate in the first quarter of 2004.3 Growing consumer demand helped many companies improve their profits. At the same time, many businesses took advantage of the past 12 months’ historically low interest rates to refinance old debt at more attractive levels, which improved their balance sheets. Productivity also continued to rise, which helped businesses generate more goods and services without substantially raising inflation.

Many market participants consider the core Consumer Price Index, which excludes food and energy, as a proxy for overall inflation. This index rose 1.9% for the 12 months ended June 30, 2004. Although inflation increased recently, it was still historically low. In fact, when the

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s prospectus also includes a description of the main investment risks.

FUS-2

Federal Reserve Board (Fed) raised the federal funds target rate to 1.25% on June 30, they noted that, “Although incoming inflation data are somewhat elevated, a portion of the increase in recent months appears to have been due to transitory factors.”4

Largely in anticipation of the Fed’s move at the end of June, longer-maturity Treasury yields shifted upward throughout the period. The benchmark 10-year Treasury yield rose from 4.27% at the beginning of the reporting period to 4.62% on June 30, 2004. The market expected the federal funds target rate to exceed 2.0% by the end of 2004, according to the Fed Funds Futures Contract Table. Despite the removal of some of the stimulus provided by lower interest rates, many sources of economic stimuli remained, including an improved jobs picture and higher corporate profits.

Investment Strategy

We generally buy, and hold, high-quality income securities. Using this straightforward approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and non-proprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

Based on our research, we believe mortgage-backed securities and agency securities historically have offered attractive risk-adjusted returns over the past 5-, 10- and 15-year time periods versus other areas of the fixed income and equity markets. Such time periods include multiple economic, credit, prepayment and interest rate cycles.

In the mortgage-backed securities sector, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value. We looked at instruments across the coupon spectrum. Higher interest rates offered us opportunities to attain prepayment protection at levels we found attractive, and we focused on a variety of programs and structures to manage our potential prepayment profile. One example of this would be to swap out of certain regular Government National Mortgage Association (GNMA) 6% coupon bonds to builder buydown 6% pools.

4. Source: Federal Reserve Board Press Release, 6/30/04.

Investment Holdings

Franklin U.S. Government Fund 6/30/04

% of Total Net Assets

Mortgage-Backed Securities	73.7%

Agency Notes & Other Bonds	23.3%

Short-Term Investments & Other Net Assets	3.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FUS-3

In the agency arena, we maintained our positions as we feel they remained attractive core holdings, based on our strategy. The income premium provided by these debentures can help the sector achieve strong risk-adjusted returns across cycles.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUS-4

SUPPLEMENT DATED AUGUST 15, 2004

TO THE FRANKLIN U.S. GOVERNMENT FUND

(Franklin Templeton Variable Insurance Products Trust)

PROSPECTUS DATED MAY 1, 2004

The prospectus is amended by replacing the MANAGEMENT section (page FUS-4) with the following:

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Jack Lemein EXECUTIVE VICE PRESIDENT OF ADVISERS	Mr. Lemein has been a manager of the Fund since 1989. Mr. Lemein has more than 30 years’ experience in the securities industry, and has been with Franklin Templeton Investments since 1984.

Roger Bayston, CFA SENIOR VICE PRESIDENT OF ADVISERS	Mr. Bayston has been a manager of the Fund since 1993, and has been with Franklin Templeton Investments since 1991.

Paul Varunok PORTFOLIO MANAGER OF ADVISERS	Mr. Varunok has been a manager of the Fund since August 2004. Prior to joining Franklin Templeton Investments in 2001, he was a fixed-income analyst for Prudential Securities, Inc.

Douglas R. Magowan PORTFOLIO MANAGER OF ADVISERS	Mr. Magowan has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1993.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.50% of its average daily net assets to Advisers for its services.

Please keep this supplement for future reference.

FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001		2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.22		$13.61	$13.16	$13.16		$11.78	$13.89

Income from investment operations:
Net investment income[a]	.25		.51	.71	.80	[e]	.79	.83
Net realized and unrealized gains (losses)	(.19)		(.18)	.57	.17	[e]	.60	(.96)

Total from investment operations	.06		.33	1.28	.97		1.39	(.13)

Less distributions from net investment income	(.69)		(.72)	(.83)	(.97)		(.01)	(1.98)

Net asset value, end of period	$12.59		$13.22	$13.61	$13.16		$13.16	$11.78

Total return[b]	0.52%		2.43%	10.08%	7.62%		11.82%	(.94)%
Ratios/supplemental data
Net assets, end of period (000’s)	$275,131		$311,864	$382,663	$392,453		$424,513	$515,033
Ratios to average net assets:
Expenses	.52%	[d]	.53%	.54%	.53%		.52%	.51%
Net investment income	3.82%	[d]	3.79%	5.34%	6.06%	[e]	6.48%	6.25%
Portfolio turnover rate	40.23%		72.09%	86.86%	35.94%		6.28%	7.90%
Portfolio turnover rate excluding mortgage dollar rolls[c]	16.03%		23.26%	38.47%	29.09%		—	—

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]See	Note 1(d) regarding mortgage dollar rolls.
[d]	Annualized.
[e]Effective	January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$ .016
Net realized and unrealized gains per share	(.016)
Ratio of net investment income to average net assets	.12%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001		2000	1999[f]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.08		$13.49	$13.08	$13.11		$11.78	$13.89

Income from investment operations:
Net investment income[a]	.23		.46	.66	.75	[e]	.77	.77
Net realized and unrealized gains (losses)	(.19)		(.16)	.57	.18	[e]	.57	(.92)

Total from investment operations	.04		.30	1.23	.93		1.34	(.15)

Less distributions from net investment income	(.67)		(.71)	(.82)	(.96)		(.01)	(1.96)

Net asset value, end of period	$12.45		$13.08	$13.49	$13.08		$13.11	$11.78

Total return[b]	0.33%		2.21%	9.77%	7.37%		11.39%	(1.10)%
Ratios/supplemental data
Net assets, end of period (000’s)	$276,793		$240,065	$136,875	$23,356		$3,961	$1,877
Ratios to average net assets:
Expenses	.77%	[d]	.78%	.79%	.78%		.77%	.77% [f]
Net investment income	3.57%	[d]	3.54%	5.09%	5.69%	[e]	6.22%	5.95% [f]
Portfolio turnover rate	40.23%		72.09%	86.86%	35.94%		6.28%	7.90%
Portfolio turnover rate excluding mortgage dollar rolls[c]	16.03%		23.26%	38.47%	29.09%		—	—

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]See	Note 1(d) regarding mortgage dollar rolls.
[d]	Annualized.
[e]Effective	January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income, and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$ .016
Net realized and unrealized gains per share	(.016)
Ratio of net investment income to average net assets	.12%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[f]For	the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FUS- 7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, June 30, 2004 (unaudited)

	PRINCIPAL AMOUNT	VALUE
Mortgage-Backed Securities 73.7%
Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate .3%
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 3.403%, 6/01/22	$711,880	$727,963
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 3.376%, 2/01/19	798,136	819,229

		1,547,192

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 12.2%
FHLMC Gold 15 Year, 6.50%, 6/01/08–7/01/08	447,078	472,389
FHLMC Gold 30 Year, 5.00%, 9/01/33–4/01/34	15,323,853	14,832,125
FHLMC Gold 30 Year, 5.50%, 7/01/33–10/01/33	8,288,194	8,263,078
[a]FHLMC Gold 30 Year, 6.00%, 1/01/24–10/01/33	22,829,551	23,342,991
FHLMC Gold 30 Year, 6.50%, 11/01/23–7/01/32	5,944,545	6,220,745
FHLMC Gold 30 Year, 7.00%, 4/01/24–10/01/32	5,261,693	5,573,305
FHLMC Gold 30 Year, 7.50%, 11/01/22–5/01/24	397,093	430,286
FHLMC Gold 30 Year, 8.00%, 1/01/17–5/01/22	175,357	192,320
FHLMC Gold 30 Year, 8.50%, 4/01/18–7/01/31	7,228,584	7,889,853

		67,217,092

Federal National Mortgage Association (FNMA) Adjustable Rate 1.2%
FNMA, Cap 12.490%, Margin 2.00% + CMT, Resets Annually, 3.193%, 2/01/19	728,512	742,229
FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 3.391%, 9/01/18	1,095,903	1,123,171
FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 4.081%, 7/01/19	920,721	929,466
FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 3.257%, 1/01/18	3,409,290	3,479,220
FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 6.249%, 3/01/20	297,263	309,899

		6,583,985

Federal National Mortgage Association (FNMA) Fixed Rate 7.8%
FNMA 15 Year, 5.50%, 6/01/16–10/01/17	4,258,379	4,369,506
FNMA 15 Year, 6.00%, 9/01/17	5,511,916	5,751,085
FNMA 30 Year, 5.00%, 3/01/34	3,000,299	2,902,638
FNMA 30 Year, 5.50%, 3/01/33–5/01/34	16,103,111	16,074,884
[a]FNMA 30 Year, 6.00%, 1/01/24–12/01/33	6,438,992	6,577,247
FNMA 30 Year, 6.50%, 1/01/24–8/01/32	2,832,229	2,963,356
FNMA 30 Year, 7.00%, 5/01/24–9/01/31	994,243	1,052,442
FNMA 30 Year, 7.50%, 4/01/23–8/01/25	427,740	460,016
FNMA 30 Year, 8.00%, 7/01/16–2/01/25	996,816	1,093,184
FNMA 30 Year, 8.50%, 10/01/19–8/01/21	36,320	40,053
FNMA 30 Year, 9.00%, 10/01/26	1,825,944	2,048,976

		43,333,387

Government National Mortgage Association (GNMA) Fixed Rate 52.2%
GNMA 30 Year, PL, 7.25% 5/15/22–8/15/22	1,465,720	1,559,668
[a]GNMA I 30 Year, SF, 5.00%, 6/15/33–7/01/34	35,571,182	34,542,980
[a]GNMA I 30 Year, SF, 5.50%, 11/15/28–2/15/33	71,145,524	71,249,837
[a]GNMA I 30 Year, SF, 6.00%, 11/15/23–3/15/34	27,634,910	28,404,772
GNMA I 30 Year, SF, 6.50%, 5/15/23–2/15/33	36,511,758	38,265,926
GNMA I 30 Year, SF, 7.00%, 3/15/22–10/20/32	11,298,869	12,046,188
GNMA I 30 Year, SF, 7.25%, 11/15/25	92,642	99,650
GNMA I 30 Year, SF, 7.50%, 2/15/17–5/15/28	5,401,758	5,845,298
GNMA I 30 Year, SF, 8.00%, 4/15/05–6/15/24	2,115,166	2,338,500
GNMA I 30 Year, SF, 8.25%, 4/15/25	197,600	217,670
GNMA I 30 Year, SF, 8.50%, 8/15/21–12/15/24	620,920	690,812
GNMA I 30 Year, SF, 9.00%, 4/15/16–7/15/20	355,656	400,854
GNMA I 30 Year, SF, 9.50%, 7/15/16–12/15/21	675,933	764,114
GNMA I 30 Year, SF, 10.00%, 8/15/17–8/15/21	722,591	810,912
GNMA II 30 Year, SF, 5.00%, 9/15/33–11/20/33	32,442,892	31,501,140
GNMA II 30 Year, SF, 5.50%, 7/01/33–6/20/34	10,341,552	10,346,790
GNMA II 30 Year, SF, 6.00%, 11/20/28–11/20/33	8,603,676	8,825,913
GNMA II 30 Year, SF, 6.50%, 12/20/27–4/20/34	14,309,734	14,925,815
GNMA II 30 Year, SF, 7.00%, 8/20/29–11/20/32	21,358,090	22,683,045

FUS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	PRINCIPAL AMOUNT	VALUE
Mortgage-Backed Securities (cont.)
Government National Mortgage Association (GNMA) Fixed Rate (cont.)
GNMA II 30 Year, SF, 7.50%, 11/20/16–5/20/33	$2,278,840	$2,463,480
GNMA II 30 Year, SF, 8.00%, 7/20/16–8/20/26	167,485	183,880
GNMA II 30 Year, SF, 9.50%, 4/20/25	41,964	47,218

		288,214,462

Total Mortgage-Backed Securities (Cost $403,977,652)		406,896,118

Other Agency Securities 23.3%
Federal Farm Credit Bank, 4.45%, 8/27/10	15,000,000	14,897,160
Federal Farm Credit Bank, 4.50%, 7/09/07	10,000,000	10,283,180
Federal Home Loan Bank, 2.25%, 5/15/06	25,000,000	24,729,975
Federal Home Loan Bank, 2.625%, 5/15/07	15,000,000	14,670,630
Federal Home Loan Bank, 4.875%, 05/15/07	5,000,000	5,195,335
FICO, Strip, Series 12, zero cpn., 12/06/14	13,569,000	7,821,335
FICO, Strip, Series 16, zero cpn., 10/05/10	4,745,000	3,583,419
Housing and Urban Development, 96-A, 7.625%, 8/01/14	5,000,000	5,265,960
Housing and Urban Development, 96-A, 7.66%, 8/01/15	5,000,000	5,268,730
Small Business Administration, 3.60%, 6/25/19	744,524	763,420
Small Business Administration, 6.00%, 9/01/18	5,970,541	6,260,893
Small Business Administration, 6.45%, 12/01/15	2,061,280	2,181,059
Small Business Administration, 6.70%, 12/01/16	2,165,246	2,309,853
Small Business Administration, 6.85%, 7/01/17	2,375,000	2,548,036
Small Business Administration, 8.125%, 3/25/18	1,040,424	1,076,862
Student Loan Marketing Association, zero cpn., 5/15/14	15,000,000	6,873,525
Tennessee Valley Authority, 5.88%, 4/01/36	10,000,000	10,675,400
Tennessee Valley Authority, Strip, zero cpn., 4/15/42	6,000,000	4,109,796

Total Other Agency Securities (Cost $123,963,262)		128,514,568

Total Long Term Investments (Cost $527,940,914)		535,410,686

Repurchase Agreement (Cost $54,478,329) 9.9%
[b]Joint Repurchase Agreement, 1.305%, 7/01/04, (Maturity Value $54,480,304)	54,478,329	54,478,329

ABN AMRO Bank, N.V., New York Branch (Maturity Value $5,091,184)

Banc of America Securities LLC (Maturity Value $2,396,044)

Barclays Capital Inc. (Maturity Value $2,695,141)

Bear, Stearns & Co. Inc. (Maturity Value $2,396,045)

BNP Paribas Securities Corp. (Maturity Value $6,588,303)

Deutsche Bank Securities Inc. (Maturity Value $2,396,044)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $5,390,281)

Goldman, Sachs & Co. (Maturity Value $5,390,281)

Greenwich Capital Markets Inc. (Maturity Value $5,091,184)

Lehman Brothers Inc. (Maturity Value $5,366,310)

Morgan Stanley & Co. Inc. (Maturity Value $5,091,184)

UBS Securities LLC (Maturity Value $6,588,303)

Collateralized by U.S. Government Agency Securities, 1.100%–7.125%, 7/01/04–6/15/09, U.S. Treasury Bills, 1.180%–1.220%, 8/05/04–11/18/04, and U.S. Treasury Notes, 1.625%–6.500%, 12/31/04–5/15/09

Total Investments (Cost $582,419,243) 106.9%		589,889,015
Other Assets, less Liabilities (6.9)%		(37,964,951)

Net Assets 100.0%		$551,924,064

Portfolio Abbreviations:

3CMT - 3 Year Constant Maturity Treasury Index

CMT - 1 Year Constant Maturity Index

FICO	- Financing Corporation
PL	- Project Loan
SF	- Single Family

[a]See	Note 1(c) regarding securities purchased on a to-be-announced basis.
[b]See	Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements

Statements of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$582,419,243

Value	589,889,015
Receivables:
Investment securities sold	5,899,998
Capital shares sold	500,540
Interest	3,008,773

Total assets	599,298,326

Liabilities:
Payables:
Investment securities purchased	46,599,327
Capital shares redeemed	394,858
Affiliates	331,683
Other liabilities	48,394

Total liabilities	47,374,262

Net assets, at value	$551,924,064

Net assets consist of:
Undistributed net investment income	$ 7,218,093
Net unrealized appreciation (depreciation)	7,469,772
Accumulated net realized gain (loss)	(11,450,931)
Capital shares	548,687,130

Net assets, at value	$551,924,064

Class 1:
Net assets, at value	$275,131,468

Shares outstanding	21,861,273

Net asset value per share	$ 12.59

Class 2:
Net assets, at value	$276,792,596

Shares outstanding	22,229,189

Net asset value and maximum offering price per share	$ 12.45

See notes to financial statements.

FUS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Interest	$11,913,957

Expenses:
Management fees (Note 3)	1,355,013
Distribution fees - Class 2 (Note 3)	318,802
Transfer agent fees	2,817
Custodian fees (Note 4)	3,169
Reports to shareholders	48,110
Professional fees	11,310
Trustees’ fees and expenses	2,535
Other	13,244

Total expenses	1,755,000
Expense reductions (Note 4)	(8)

Net expenses	1,754,992

Net investment income	10,158,965

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(166,195)
Net unrealized appreciation (depreciation) on investments	(7,823,090)

Net realized and unrealized gain (loss)	(7,989,285)

Net increase (decrease) in net assets resulting from operations	$2,169,680

See notes to financial statements.

FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$10,158,965	$20,386,898
Net realized gain (loss) from investments	(166,195)	3,046,596
Net unrealized appreciation (depreciation) on investments	(7,823,090)	(10,903,820)

Net increase (decrease) in net assets resulting from operations	2,169,680	12,529,674
Distributions to shareholders from:
Net investment income:
Class 1	(14,507,038)	(18,596,320)
Class 2	(13,738,795)	(10,519,204)

Total distributions to shareholders	(28,245,833)	(29,115,524)
Capital share transactions: (Note 2)
Class 1	(23,703,232)	(60,577,726)
Class 2	49,775,086	109,553,750

Total capital share transactions	26,071,854	48,976,024
Net increase (decrease) in net assets	(4,299)	32,390,174
Net assets:
Beginning of period	551,928,363	519,538,189

End of period	$551,924,064	$551,928,363

Undistributed net investment income included in net assets:
End of period	$7,218,093	$25,304,961

See notes to financial statements.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin U.S. Government Fund (the Fund) included in this report is diversified. The financial statements of the remaining Funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 90% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other and over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Securities Purchased on a TBA Basis

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FUS-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	135,377	$1,796,757	429,090	$5,692,469
Shares issued in reinvestment of distributions	1,161,493	14,507,038	1,410,949	18,596,320
Shares redeemed	(3,023,433)	(40,007,027)	(6,372,407)	(84,866,515)

Net increase (decrease)	(1,726,563)	$(23,703,232)	(4,532,368)	$(60,577,726)

Class 2 Shares:
Shares sold	3,703,577	$48,328,512	10,564,288	$140,491,586
Shares issued in reinvestment of distributions	1,111,553	13,738,795	806,069	10,519,204
Shares redeemed	(939,103)	(12,292,221)	(3,162,095)	(41,457,040)

Net increase (decrease)	3,876,027	$49,775,086	8,208,262	$109,553,750

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $10,480,690, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2005	$169,754
2008	5,752,213
2011	4,558,723

$10,480,690

On December 31, 2003, the Fund had expired capital loss carryovers of $826,481, which were reclassified to paid-in capital.

At December 31, 2003, the Fund has deferred capital losses occurring subsequent to October 31, 2003 of $756,064. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$583,166,412

Unrealized appreciation	$11,199,937
Unrealized depreciation	(4,477,334)

Net unrealized appreciation (depreciation)	$6,722,603

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $217,819,910 and $226,466,803, respectively.

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940

FUS-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FUS-18

FRANKLIN ZERO COUPON FUND 2005

This semiannual report for Franklin Zero Coupon Fund 2005 covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Zero Coupon Fund 2005 – Class 1 delivered a +0.02% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Zero Coupon Fund 2005 – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FZ5-1

Fund Goal and Main Investments: Franklin Zero Coupon Fund 2005 seeks as high an investment return as is consistent with capital preservation. The Fund invests predominantly in zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government or its agencies and authorities. The Fund may not be appropriate for those who intend to redeem units before the maturity date.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund slightly outperformed its benchmarks, the Merrill Lynch 5-Year Zero Coupon Bond Index and the Merrill Lynch 2-Year Zero Coupon Bond Index, which returned -0.13% and 0.01% for the period under review.1

Economic and Market Overview

Over the six-month reporting period, an improving employment picture helped the economy gain a strong foothold, as businesses added almost 1.3 million jobs since January.2 This important factor was one of many that supported an interest rate rise during the period. Although higher interest rates led to increasing mortgage rates and declining housing affordability, the housing market remained historically robust. Rising home prices and strong new and existing home sales contributed to greater consumer spending.

Increases in business spending also contributed to economic growth. Nonresidential investment spending rose at a 5.3% annual rate in the first quarter of 2004.3 Growing consumer demand helped many companies improve their profits. At the same time, many businesses took advantage of the past 12 months’ historically low interest rates to refinance old debt at more attractive levels, which improved their balance sheets. Productivity also continued to rise, which helped businesses generate more goods and services without substantially raising inflation.

Many market participants consider the core Consumer Price Index, which excludes food and energy, as a proxy for overall inflation.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

Fund Risks: Because zero coupon securities do not pay interest, their market value can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. The Fund’s prospectus also includes a description of the main investment risks.

FZ5-2

This index rose 1.9% for the 12 months ended June 30, 2004. Although inflation increased recently, it was still historically low. In fact, when the Federal Reserve Board (Fed) raised the federal funds target rate to 1.25% on June 30, they noted that, “Although incoming inflation data are somewhat elevated, a portion of the increase in recent months appears to have been due to transitory factors.”4

Largely in anticipation of the Fed’s move at the end of June, longer-maturity Treasury yields shifted upward throughout the period. The benchmark 10-year Treasury yield rose from 4.27% at the beginning of the reporting period to 4.62% on June 30, 2004. The market expected the federal funds target rate to exceed 2.0% by the end of 2004, according to the Fed Funds Futures Contract Table. Despite the removal of some of the stimulus provided by lower interest rates, many sources of economic stimuli remained, including an improved jobs picture and higher corporate profits.

Investment Strategy

In selecting investments for the Fund, we seek to keep the average duration of the Fund to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment.

Manager’s Discussion

During periods of rising interest rates, such as those experienced over the period, investors tend to see fixed income portfolios with shorter durations outperform those with longer durations. This trend continued during the reporting period, and was evident in returns posted by Franklin Zero Coupon Fund 2005.

Thank you for your participation in Franklin Zero Coupon Fund 2005. We look forward to serving your future investment needs.

4. Source: Federal Reserve Board Press Release, 6/30/04.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FZ5-3

SUPPLEMENT DATED AUGUST 15, 2004

TO THE PROSPECTUSES OF

FRANKLIN ZERO COUPON FUNDS: MATURING IN DECEMBER 2005 AND 2010

(Franklin Templeton Variable Insurance Products Trust)

DATED MAY 1, 2004

The prospectuses for Franklin Zero Coupon Funds, Maturing in 2005 and 2010, Class 1, and Franklin Zero Coupon Fund, Maturing in 2010, Class 2, are amended by replacing the MANAGEMENT section (page FZ-6 or FZ-5) with the following:

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Funds’ investment manager.

The team responsible for the Funds’ management is:

Kent C. Burns, CFA PORTFOLIO MANAGER OF ADVISERS	Mr. Burns has been a manager of the Funds since 2002, and has been with Franklin Templeton Investments since 1994.

Douglas R. Magowan PORTFOLIO MANAGER OF ADVISERS	Mr. Magowan has been a manager of the Funds since 2002, and has been with Franklin Templeton Investments since 1993.

Each Fund pays Advisers a fee for managing the Funds’ assets and providing certain administrative facilities and services for the Funds. For the fiscal year ended December 31, 2003, the Funds paid 0.62% and 0.61%, respectively, of their average daily net assets to Advisers for its services.

Please keep this supplement for future reference.

FZ5-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Financial Highlights

	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.91	$16.43	$16.02	$15.88	$14.51	$17.74

Income from investment operations:
Net investment income[a]	.43	.87	.94	.94	.93	.98
Net realized and unrealized gains (losses)	(.43)	(.53)	.61	.42	.84	(2.01)

Total from investment operations	—	.34	1.55	1.36	1.77	(1.03)

Less distributions from:
Net investment income	(.88)	(.80)	(1.02)	(1.04)	(.01)	(2.10)
Net realized gains	—	(.06)	(.12)	(.18)	(.39)	(.10)

Total distributions	(.88)	(.86)	(1.14)	(1.22)	(.40)	(2.20)

Net asset value, end of period	$15.03	$15.91	$16.43	$16.02	$15.88	$14.51

Total return[b]	.02%	2.01%	10.11%	8.93%	12.56%	5.88%
Ratios/supplemental data
Net assets, end of period (000’s)	$79,665	$76,371	$71,051	$60,233	$62,288	$65,895
Ratios to average net assets:
Expenses	.67% [c]	.68%	.68%	.68%	.66%	.65%
Net investment income	5.46% [c]	5.40%	5.85%	5.87%	6.27%	5.93%
Portfolio turnover rate	9.05%	5.07%	12.63%	2.02%	32.88%	15.87%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.

See notes to financial statements.

FZ5-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

ZERO COUPON FUND—2005

Statement of Investments, June 30, 2004 (unaudited)

	PRINCIPAL AMOUNT	VALUE
U.S. Government and Agency Securities 97.1%
FICO, Strip, 3/26/05	$5,000,000	$4,925,395
FICO, Strip, 10/06/05	11,400,000	11,044,457
FICO, Strip, 1, 5/11/05	3,500,000	3,436,930
FICO, Strip, 19, 12/06/05	10,000,000	9,628,300
FNMA, Strip, 2/12/06	250,000	238,303
FNMA, Strip, 2/12/08	120,000	104,776
FNMA, Strip, 1, 8/01/04	450,000	449,419
FNMA, Strip, 1, 2/12/05	1,000,000	986,874
FNMA, Strip, 1, 8/12/05	875,000	849,950
FNMA, Strip, 1, 2/01/06	4,307,000	4,108,081
FNMA, Strip, 1, 8/01/06	530,000	494,556
FNMA, Strip, 1, 2/01/08	1,730,000	1,501,031
REFCO, Strip, 1/15/06	6,500,000	6,252,863
REFCO, Strip, 4/15/06	3,000,000	2,860,269
Tennessee Valley Authority, Strip, 10/15/04	6,200,000	6,169,490
Tennessee Valley Authority, Strip, 4/15/05	2,260,000	2,221,912
Tennessee Valley Authority, Strip, 10/15/05	1,000,000	966,904
U.S. Treasury, Strip, 2/15/06	500,000	480,403
U.S. Treasury, Strip, 2/15/06	21,500,000	20,647,374

Total U.S. Government and Agency Securities (Cost $73,644,080)		77,367,287

Other Securities—AAA Rated (Cost $1,461,490) 1.9%
Exxon Capital Corp., 11/15/04	1,500,000	1,490,100

Total Investments before Repurchase Agreement (Cost $75,105,570)		78,857,387

Repurchase Agreement (Cost $785,965) 1.0%
[a]Joint Repurchase Agreement, 1.305%, 7/01/04 (Maturity Value $785,993)	785,965	785,965

ABN AMRO Bank, N.V., New York Branch (Maturity Value $73,451)
Banc of America Securities LLC (Maturity Value $34,568)
Barclays Capital Inc. (Maturity Value $38,884)
Bear, Stearns & Co. Inc. (Maturity Value $34,568)
BNP Paribas Securities Corp. (Maturity Value $95,050)
Deutsche Bank Securities Inc. (Maturity Value $34,568)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $77,766)
Goldman, Sachs & Co. (Maturity Value $77,766)
Greenwich Capital Markets Inc. (Maturity Value $73,451)
Lehman Brothers Inc. (Maturity Value $77,420)
Morgan Stanley & Co. (Maturity Value $73,451)
UBS Securities LLC (Maturity Value $95,050)
    Collateralized by U.S. Government Agency Securities, 1.100%–7.125%, 7/01/04–6/15/09,
        U.S. Treasury Bills, 1.180%–1.220%, 8/05/04–11/18/04, and U.S. Treasury Notes,
        1.625%–6.500%, 12/31/04–5/15/09

Total Investments (Cost $75,891,535) 100.0%		79,643,352
Other Assets, less Liabilities		21,219

Net Assets 100.0%		$79,664,571

[a]See	Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FZ5-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$75,891,535

Value	79,643,352
Receivables for capital shares sold	78,429

Total assets	79,721,781

Liabilities:
Payables:
Capital shares redeemed	587
Affiliates	40,465
Reports to shareholders	5,362
Professional fees	8,276
Other liabilities	2,520

Total liabilities	57,210

Net assets, at value	$79,664,571

Net assets consist of:
Undistributed net investment income	$1,765,829
Net unrealized appreciation (depreciation)	3,751,817
Accumulated net realized gain (loss)	(37,795)
Capital shares	74,184,720

Net assets, at value	$79,664,571

Shares outstanding	5,299,272

Net asset value and offering price per share	$15.03

See notes to financial statements.

FZ5-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Interest	$2,362,112

Expenses:
Management fees (Note 3)	241,034
Transfer agent fees	320
Custodian fees (Note 4)	854
Reports to shareholders	6,334
Professional fees	7,157
Trustees’ fees and expenses	379
Other	1,686

Total expenses	257,764

Net investment income	2,104,348

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(23,729)
Net unrealized appreciation (depreciation) on investments	(2,062,990)

Net realized and unrealized gain (loss)	(2,086,719)

Net increase (decrease) in net assets resulting from operations	$17,629

See notes to financial statements.

FZ5-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$2,104,348	$4,061,185
Net realized gain (loss) from investments	(23,729)	(14,066)
Net unrealized appreciation (depreciation) on investments	(2,062,990)	(2,556,128)

Net increase (decrease) in net assets resulting from operations	17,629	1,490,991
Distributions to shareholders from:
Net investment income	(4,399,116)	(3,640,052)
Net realized gains	—	(256,386)

Total distributions to shareholders	(4,399,116)	(3,896,438)
Capital shares transactions (Note 2)	7,674,748	7,725,408

Net increase (decrease) in net assets	3,293,261	5,319,961
Net assets:
Beginning of period	76,371,310	71,051,349

End of period	$79,664,571	$76,371,310

Undistributed net investment income included in net assets:
End of period	$1,765,829	$4,060,597

See notes to financial statements.

FZ5-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Zero Coupon Fund—2005 (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004, 100% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FZ5-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Shares sold	728,846	$11,573,280	1,007,335	$16,303,259
Shares issued in reinvestment of distributions	293,274	4,399,116	243,985	3,896,438
Shares redeemed	(522,414)	(8,297,648)	(775,693)	(12,474,289)

Net increase (decrease)	499,706	$7,674,748	475,627	$7,725,408

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FZ5-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004 there were no credits earned.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $14,066 which may be carried over to offset future capital gains. Such losses expire in 2011.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$75,915,172

Unrealized appreciation	$3,754,819
Unrealized depreciation	(26,639)

Net unrealized appreciation (depreciation)	$3,728,180

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $10,110,900 and $6,939,395, respectively.

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

FZ5-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

FZ5-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND—2005

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FZ5-14

FRANKLIN ZERO COUPON FUND 2010

This semiannual report for Franklin Zero Coupon Fund 2010 covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Franklin Zero Coupon Fund 2010 – Class 1 delivered a -0.11% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Zero Coupon Fund 2010 – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FZ10-1

Fund Goal and Main Investments: Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation. The Fund invests predominantly in zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government or its agencies and authorities. The Fund may not be appropriate for those who intend to redeem units before the maturity date.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmarks, the Merrill Lynch 10-Year Zero Coupon Bond Index and the Merrill Lynch 5-Year Zero Coupon Bond Index, returned -0.32% and -0.13% for the period under review.1

Economic and Market Overview

Over the six-month reporting period, an improving employment picture helped the economy gain a strong foothold, as businesses added almost 1.3 million jobs since January.2 This important factor was one of many that supported an interest rate rise during the period. Although higher interest rates led to increasing mortgage rates and declining housing affordability, the housing market remained historically robust. Rising home prices and strong new and existing home sales contributed to greater consumer spending.

Increases in business spending also contributed to economic growth. Nonresidential investment spending rose at a 5.3% annual rate in the first quarter of 2004.3 Growing consumer demand helped many companies improve their profits. At the same time, many businesses took advantage of the past 12 months’ historically low interest rates to refinance old debt at more attractive levels, which improved their balance sheets. Productivity also continued to rise, which helped businesses generate more goods and services without substantially raising inflation.

Many market participants consider the core Consumer Price Index, which excludes food and energy, as a proxy for overall inflation. This

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

Fund Risks: Because zero coupon securities do not pay interest, their market value can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. The Fund’s prospectus also includes a description of the main investment risks.

FZ10-2

index rose 1.9% for the 12 months ended June 30, 2004. Although inflation increased recently, it was still historically low. In fact, when the Federal Reserve Board (Fed) raised the federal funds target rate to 1.25% on June 30, they noted that, “Although incoming inflation data are somewhat elevated, a portion of the increase in recent months appears to have been due to transitory factors.”4

Largely in anticipation of the Fed’s move at the end of June, longer-maturity Treasury yields shifted upward throughout the period. The benchmark 10-year Treasury yield rose from 4.27% at the beginning of the reporting period to 4.62% on June 30, 2004. The market expected the federal funds target rate to exceed 2.0% by the end of 2004, according to the Fed Funds Futures Contract Table. Despite the removal of some of the stimulus provided by lower interest rates, many sources of economic stimuli remained, including an improved jobs picture and higher corporate profits.

Investment Strategy

In selecting investments for the Fund, we seek to keep the average duration of the Fund to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment.

Manager’s Discussion

During periods of rising interest rates, such as those experienced over the period, investors tend to see fixed income portfolios with shorter durations outperform those with longer durations. This trend continued during the reporting period, and was evident in returns posted by Franklin Zero Coupon Fund 2010.

Thank you for your participation in Franklin Zero Coupon Fund 2010. We look forward to serving your future investment needs.

4. Source: Federal Reserve Board Press Release, 6/30/04.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FZ10-3

SUPPLEMENT DATED AUGUST 15, 2004

TO THE PROSPECTUSES OF

FRANKLIN ZERO COUPON FUNDS: MATURING IN DECEMBER 2005 AND 2010

(Franklin Templeton Variable Insurance Products Trust)

DATED MAY 1, 2004

The prospectuses for Franklin Zero Coupon Funds, Maturing in 2005 and 2010, Class 1, and Franklin Zero Coupon Fund, Maturing in 2010, Class 2, are amended by replacing the MANAGEMENT section (page FZ-6 or FZ-5) with the following:

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Funds’ investment manager.

The team responsible for the Funds’ management is:

Kent C. Burns, CFA PORTFOLIO MANAGER OF ADVISERS	Mr. Burns has been a manager of the Funds since 2002, and has been with Franklin Templeton Investments since 1994.

Douglas R. Magowan PORTFOLIO MANAGER OF ADVISERS	Mr. Magowan has been a manager of the Funds since 2002, and has been with Franklin Templeton Investments since 1993.

Each Fund pays Advisers a fee for managing the Funds’ assets and providing certain administrative facilities and services for the Funds. For the fiscal year ended December 31, 2003, the Funds paid 0.62% and 0.61%, respectively, of their average daily net assets to Advisers for its services.

Please keep this supplement for future reference.

FZ10-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,

		2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.55	$16.61	$15.33	$16.50	$14.15	$19.05

Income from investment operations:
Net investment income[a]	.41	.82	.87	.92	0.94	.99
Net realized and unrealized gains (losses)	(.44)	(.20)	2.03	(.06)	1.67	(3.24)

Total from investment operations	(.03)	.62	2.90	.86	2.61	(2.25)

Less distributions from:
Net investment income	(.79)	(.68)	(.95)	(1.21)	(.02)	(2.14)
Net realized gains	—	—	(.67)	(.82)	(.24)	(.51)

Total distributions	(.79)	(.68)	(1.62)	(2.03)	(0.26)	(2.65)

Net asset value, end of period	$15.73	$16.55	$16.61	$15.33	$16.50	$14.15

Total return[b]	(.11)%	3.59%	20.10%	5.62%	18.72%	(12.24)%
Ratios/supplemental data
Net assets, end of period (000's)	$73,333	$72,833	$68,489	$51,002	$56,720	$66,049
Ratios to average net assets:
Expenses	.68% [c]	.65%	.68%	.68%	.65%	.65%
Net investment income	4.95% [c]	4.77%	5.48%	5.73%	6.28%	5.83%
Portfolio turnover rate	2.23%	38.37%	19.03%	23.68%	34.39%	19.30%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.

FZ10-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended 12/31/2003[d]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.52	$17.39

Income from investment operations:
Net investment income[a]	.39	.49
Net realized and unrealized gains (losses)	(.44)	(.68)

Total from investment operations	(.05)	(.19)
Less distributions from net investment income	(.78)	(.68)

Net asset value, end of period	$15.69	$16.52

Total return[b]	(.25)%	3.40%
Ratios/supplemental data
Net assets, end of period (000's)	$14,798	$11,649
Ratios to average net assets:
Expenses	.93% [c]	.90% [c]
Net investment income	4.70% [c]	4.52% [c]
Portfolio turnover rate	2.23%	38.37%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	For the period May 12, 2003 (effective date) to December 31, 2003.

See notes to financial statements.

FZ10-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

ZERO COUPON FUND - 2010

Statement of Investments, June 30, 2004 (unaudited)

	PRINCIPAL AMOUNT	VALUE
U.S. Government and Agency Securities 90.2%
FHLMC, Strip, 7/15/10	$11,150,000	$8,515,812
FHLMC, Strip, 1/15/11	10,629,000	7,883,285
FICO, Strip, 19, 6/06/10	9,800,000	7,528,644
FICO, Strip, A, 8/08/10	7,000,000	5,325,474
FNMA, Strip, 8/12/09	1,975,000	1,587,456
FNMA, Strip, 8/01/10	8,250,000	6,166,578
FNMA, Strip, 8/12/10	1,230,000	930,960
REFCO, Strip, 10/15/10	10,000,000	7,621,230
SLMA, zero cpn., 5/15/14	8,650,000	3,963,733
Tennessee Valley Authority, Strip, 1/01/10	412,000	315,664
Tennessee Valley Authority, Strip, 4/15/10	12,000,000	9,226,692
Tennessee Valley Authority, Strip, 10/15/10	1,320,000	987,826
Tennessee Valley Authority, Strip, 1/15/11	10,669,000	7,844,777
Tennessee Valley Authority, Strip, 10/15/11	7,295,000	5,114,116
U.S. Treasury, Strip, 2/15/11	8,671,000	6,512,406

Total U.S. Government and Agency Securities (Cost $71,561,465)		79,524,653

Other Securities - AAA Rated 8.8%
International Bank for Reconstruction & Development, 2/15/11	1,392,000	999,181
International Bank for Reconstruction & Development, 2/15/12	2,800,000	1,883,496
International Bank for Reconstruction & Development, 2/15/13	3,287,000	2,067,526
International Bank for Reconstruction & Development, 8/15/13	4,100,000	2,492,726
International Bank for Reconstruction & Development, Series 2, 2/15/11	500,000	358,901

Total Other Securities - AAA Rated (Cost $6,786,651)		7,801,830

Total Investments before Repurchase Agreement (Cost $78,348,116)		87,326,483

[a]Repurchase Agreement (Cost $846,418) 1.0%
Joint Repurchase Agreement, 1.305%, 7/01/04 (Maturity Value $846,449)	846,418	846,418
ABN AMRO Bank, N.V., New York Branch (Maturity Value $79,101)
Banc of America Securities LLC (Maturity Value $37,227)
Barclays Capital Inc. (Maturity Value $41,874)
Bear, Stearns & Co. Inc. (Maturity Value $37,227)
BNP Paribas Securities Corp. (Maturity Value $102,361)
Deutsche Bank Securities Inc. (Maturity Value $37,227)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $83,748)
Goldman, Sachs & Co. (Maturity Value $83,748)
Greenwich Capital Markets Inc. (Maturity Value $79,101)
Lehman Brothers Inc. (Maturity Value $83,373)
Morgan Stanley & Co. Inc. (Maturity Value $79,101)
UBS Securities LLC (Maturity Value $102,361)
Collateralized by U.S. Government Agency Securities, 1.100%–7.125%, 7/01/04–6/15/09, U.S. Treasury Bills, 1.180%–1.220%, 8/05/04–11/18/04, and U.S. Treasury Notes, 1.625%–6.500%, 12/31/04–5/15/09

Total Investments (Cost $79,194,534) 100.0%		88,172,901
Other Assets, less Liabilities		(41,968)

Net Assets 100.0%		$88,130,933

[a]	See Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FZ10-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$79,194,534

Value	88,172,901
Receivables for capital shares sold	30,565

Total assets	88,203,466

Liabilities:
Payables:
Capital shares redeemed	297
Affiliates	50,375
Reports to shareholders	8,163
Professional fees	10,215
Other liabilities	3,483

Total liabilities	72,533

Net assets, at value	$88,130,933

Net assets consist of:
Undistributed net investment income	$1,786,523
Net unrealized appreciation (depreciation)	8,978,367
Accumulated net realized gain (loss)	(622,323)
Capital shares	77,988,366

Net assets, at value	$88,130,933

Class 1:
Net assets, at value	$73,332,696

Shares outstanding	4,663,429

Net asset value and offering price per share	$15.73

Class 2:
Net assets, at value	$14,798,237

Shares outstanding	943,242

Net asset value and offering price per share	$15.69

See notes to financial statements.

FZ10-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
Interest	2,416,512
Expenses:
Management fees (Note 3)	267,430
Distribution fees Class 2 (Note 3)	16,934
Transfer agent fees	1,004
Custodian fees (Note 4)	586
Reports to shareholders	11,615
Professional fees	8,138
Trustees’ fees and expenses	365
Other	2,146

Total expenses	308,218

Net investment income	2,108,294

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(28,205)
Net unrealized appreciation (depreciation) on investments	(2,166,231)

Net realized and unrealized gain (loss)	(2,194,436)

Net increase (decrease) in net assets resulting from operations	$(86,142)

See notes to financial statements.

FZ10-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$2,108,294	$3,890,007
Net realized gain (loss) from investments	(28,205)	(141,473)
Net unrealized appreciation (depreciation) on investments	(2,166,231)	(1,454,844)

Net increase (decrease) in net assets resulting from operations	(86,142)	2,293,690
Distributions to shareholders from:
Net investment income:
Class 1	(3,530,602)	(3,089,057)
Class 2	(683,572)	(3,871)

Total distributions to shareholders	(4,214,174)	(3,092,928)
Capital share transactions: (Note 2)
Class 1	4,021,354	5,013,338
Class 2	3,927,706	11,778,876

Total capital share transactions	7,949,060	16,792,214
Net increase (decrease) in net assets	3,648,744	15,992,976
Net assets:
Beginning of period	84,482,189	68,489,213

End of period	$88,130,933	$84,482,189

Undistributed net investment income included in net assets:
End of period	$1,786,523	$3,892,403

See notes to financial statements.

FZ10-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Zero Coupon Fund – 2010 (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 83% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures approved by the Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FZ10-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	443,981	$7,346,042	1,372,218	$23,091,741
Shares issued in reinvestment of distributions	226,611	3,530,602	180,120	3,089,057
Shares redeemed	(408,908)	(6,855,290)	(1,273,553)	(21,167,460)

Net increase (decrease)	261,684	$4,021,354	278,785	$5,013,338

Class 2 Shares:[a]
Shares sold	637,697	$10,746,602	1,043,127	$17,281,578
Shares issued in reinvestment of distributions	43,959	683,572	226	3,871
Shares redeemed	(443,642)	(7,502,468)	(338,125)	(5,506,573)

Net increase (decrease)	238,014	$3,927,706	705,228	$11,778,876

[a]	For the period May 12, 2003 (effective date) to December 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

FZ10-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $573,310 which may be carried over to offset future capital gains. Such losses expire as follows:

2010	$274,229
2011	299,081

$573,310

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $501. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$79,249,501

Unrealized appreciation	$9,283,454
Unrealized depreciation	(360,054)

Net unrealized appreciation (depreciation)	$8,923,400

FZ10-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $5,655,150 and $1,909,050, respectively.

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

FZ10-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FZ10-15

MUTUAL DISCOVERY SECURITIES FUND

We are pleased to bring you Mutual Discovery Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Mutual Discovery Securities Fund – Class 1 delivered a +4.71% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual Discovery Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund invests mainly in U.S. and foreign equity securities (including securities convertible, or that the manager expects to become convertible, into common or preferred stock) of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. The Fund may also invest a significant portion in small capitalization companies.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500) and Morgan Stanley Capital International (MSCI) World Index, which returned 3.44% and 3.57% for the same period.1

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were up 32% higher than for the same period a year earlier.2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines, and small market share. The Fund’s prospectus also includes a description of the main investment risks.

With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth felt the expected slowdown’s ripple effect. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe’s consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter. Most stock market indexes traded nervously in the first half of 2004 but overall did not move significantly in either direction.

Investment Strategy

At Mutual Series, we follow a distinctive, three-pronged investment approach, which combines the purchase of undervalued equities with investments in distressed debt and risk arbitrage. We build the bulk of the portfolio by investing in undervalued common stock — stocks where we believe we are buying assets at a substantial discount to intrinsic or business value. We focus on situations where we believe there is limited downside risk, and the potential for substantial long-term appreciation; we believe successful investing is as much about avoiding and containing losses as it is about generating gains. We augment the Fund’s equity portfolio with investments in distressed securities and bankruptcy situations. As with equities, we undertake our own rigorous fundamental analysis of each situation and focus our efforts on

4. Source: afxnews.com, “ECB’s Issing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

situations where we believe there is limited risk and substantial upside potential. Lastly, the Fund will invest in arbitrage situations, another highly specialized field. In arbitrage investing, we generally seek to invest in companies in the process of being acquired, or undergoing mergers. By buying those shares at a discount to the announced deal value, the Fund seeks to earn a return as that discount narrows and the transaction is completed.

We will migrate the Fund’s capital toward the areas where we find the most compelling opportunities at any given moment. Typically, the bulk of the Fund’s assets will be invested in equities, while distressed investing and arbitrage will each represent a much smaller portion of the Fund. We may also hold a significant portion of the Fund’s assets in cash or high-quality, short-term debt instruments when other investment opportunities are not sufficiently compelling. As a global fund, Mutual Discovery Securities Fund will seek out opportunities around the world, with an emphasis on developed markets — markets where we believe the political risks are low and potential returns are attractive. We will generally seek to hedge the Fund’s currency exposure when we believe it is advantageous to do so, in order to focus our efforts on analyzing business fundamentals and assessing the value of the company’s assets and liabilities.

Manager’s Discussion

During the period under review, equities provided the strongest contribution to Mutual Discovery Securities Fund’s overall performance, while our investments in distressed debt and arbitrage situations had a broadly neutral impact. Some of our most significant contributors included Orkla, a Norwegian holding company; British American Tobacco (BAT); and Carlsberg, a Danish brewing company.

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway’s largest conglomerates with operations in food, media, chemicals and beverages. This conglomerate strategy was not without critics, and the stock often traded at a substantial discount to analysts’ estimates of net asset value (NAV). In early 2004, Orkla executives took steps toward focusing the business when they announced they would divest the company’s beverage operations, including a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable and the market rewarded management’s decision to return part of the proceeds to

Top 10 Sectors/Industries

Mutual Discovery Securities Fund

Based on Equity Securities as of 6/30/04

% of Total Net Assets

Tobacco	12.0%

Insurance	8.2%

Media	8.1%

Beverages	7.2%

Metals & Mining	7.0%

Food Products	4.5%

Commercial Banks	4.3%

Chemicals	4.2%

Diversified Financial Services	4.0%

Pharmaceuticals	3.2%

shareholders in the form of a special dividend. Orkla also reported better-than-expected first quarter 2004 results, as its restructuring program made more progress than anticipated. The stock’s discount to NAV narrowed, and including the special dividend, Orkla shares returned 32.31% during the six months under review.

London-based BAT also contributed strongly to the Fund’s return during the first half of 2004. BAT is the world’s second-largest tobacco firm, with about a 15% share of the worldwide market. BAT possesses a solid balance sheet, had a dividend yield in excess of 4.5% and generates substantial free cash flow. However, exposure to the litigious U.S. market via its Brown & Williamson Tobacco (B&W) subsidiary has historically caused BAT stock to trade at a material discount to its European peers. In October 2003, BAT announced a merger agreement between B&W and R.J. Reynolds Tobacco Holdings that, subject to regulatory approval, held the potential to increase cash flow and profits of the merged entities. In addition, the combination could enable BAT to better protect itself from exposure to the often thorny U.S. legal environment. In June, the Federal Trade Commission approved the merger. BAT shares, including dividends, returned 16.50% during the period.

Carlsberg, an international brewing company based in Denmark, also rose during the period, following the announcement that it would purchase Orkla’s 40% stake in Carlsberg Breweries. This acquisition gave Carlsberg full control of their main subsidiary, allowing for greater strategic and operational flexibility. Following the acquisition, Carlsberg announced a major cost reduction program designed to reduce debt levels while improving profitability and free cash generation. Carlsberg’s management also executed a deeply discounted rights issue in which Mutual Discovery Securities Fund increased its position in the company at a level we believed was attractive. The stock price appreciated as investors gained confidence in the company’s ability to execute its restructuring program.

Detracting from the Fund’s performance during the period under review were securities such as International Steel Group (ISG), NTL, and Newmont Mining. ISG and NTL recently declined somewhat. ISG stock experienced a pullback that we believed was temporary and was driven by the expiration of a shareholder lockup period. Although NTL delivered stronger-than-expected operating performance during 2004’s first half, an industry-wide contraction in cable company stock price multiples caused NTL’s shares to lose momentum. Finally, Newmont’s share price

Top 10 Holdings

Mutual Discovery Securities Fund 6/30/04

Company Sector/Industry, Country	% of Total Net Assets

British American Tobacco PLC	3.2%
Tobacco, U.K.

Berkshire Hathaway Inc., A & B	3.0%
Insurance, U.S.

Altadis SA	2.6%
Tobacco, Spain

Newmont Mining Corp.	1.9%
Metals & Mining, U.S.

Allied Irish Banks PLC	1.8%
Commercial Banks, Irish Republic

Carlsberg AS, A & B	1.8%
Beverages, Denmark

Imperial Tobacco Group PLC	1.7%
Tobacco, U.K.

Groupe Danone	1.6%
Food Products, France

R.J. Reynolds Tobacco Holdings Inc., common & puts	1.5%
Tobacco, U.S.

Anglo American PLC	1.5%
Metals & Mining, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

declined as gold prices fell amid expectations of a strengthening U.S. dollar and higher U.S. interest rates.

Thank you for your participation in Mutual Discovery Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.04		$11.06	$12.56	$14.55	$13.57	$11.29

Income from investment operations:
Net investment income[a]	0.17		.19	.19	.24	.26	.17
Net realized and unrealized gains (losses)	0.49		3.01	(1.28)	(.08)	1.14	2.48

Total from investment operations	0.66		3.20	(1.09)	.16	1.40	2.65

Less distributions from:
Net investment income	(0.17)		(.22)	(.19)	(.30)	(.42)	(.37)
Net realized gains	—		—	(.22)	(1.85)	—	—

Total distributions	(0.17)		(.22)	(.41)	(2.15)	(.42)	(.37)

Net asset value, end of period	$14.53		$14.04	$11.06	$12.56	$14.55	$13.57

Total return[b]	4.71%		29.19%	(9.06)%	.39%	10.45%	23.76%
Ratios/supplemental data
Net assets, end of period (000’s)	$131,841		$134,332	$122,011	$164,527	$191,051	$202,777
Ratios to average net assets:*
Expenses[c]	1.00%	[d]	1.04%	1.03%	1.02%	1.02%	1.01%
Net investment income	2.43%	[d]	1.48%	1.55%	1.76%	1.80%	1.42%
Portfolio turnover rate	17.27%		41.52%	47.46%	64.58%	74.77%	104.69%
*Ratios to average net assets, excluding dividend expense on securities sold short: Expenses	.99%	[d]	1.01%	1.02%	1.00%	.98%	.99%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[d]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999[d]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.90		$10.97	$12.50	$14.50	$13.54	$11.65

Income from investment operations:
Net investment income[a]	0.16		.13	.16	.13	.22	.11
Net realized and unrealized gains (losses)	0.48		3.02	(1.29)	.01	1.14	2.15

Total from investment operations	0.64		3.15	(1.13)	.14	1.36	2.26

Less distributions from:
Net investment income	(0.16)		(.22)	(.18)	(.29)	(.40)	(.37)
Net realized gains	—		—	(.22)	(1.85)	—	—

Total distributions	(0.16)		(.22)	(.40)	(2.14)	(.40)	(.37)

Net asset value, end of period	$14.38		$13.90	$10.97	$12.50	$14.50	$13.54

Total return[b]	4.52%		28.99%	(9.40)%	.24%	10.21%	19.68%
Ratios/supplemental data
Net assets, end of period (000’s)	$253,753		$160,371	$37,241	$5,681	$1,035	$413
Ratios to average net assets:*
Expenses[c]	1.25%	[e]	1.29%	1.28%	1.27%	1.27%	1.27%	[e]
Net investment income	2.18%	[e]	1.23%	1.30%	1.03%	1.59%	.94%	[e]
Portfolio turnover rate	17.27%		41.52%	47.46%	64.58%	74.77%	104.69%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.24%	[e]	1.26%	1.27%	1.25%	1.23%	1.27%[e]

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Includes	dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[d]For	the period January 6, 1999 (effective date) to December 31, 1999.
[e]Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests 80.8%
Aerospace & Defense .5%
Northrop Grumman Corp.	United States	32,400	$1,739,880

Beverages 7.2%
Brown-Forman Corp., A	United States	7,400	355,570
Brown-Forman Corp., B	United States	21,560	1,040,701
Carlsberg AS, A	Denmark	7,100	342,841
Carlsberg AS, B	Denmark	122,525	6,477,976
Diageo PLC	United Kingdom	395,140	5,327,819
Fomento Economico Mexicano SA de CV Femsa, ADR	Mexico	60,300	2,764,152
Heineken Holding NV, A	Netherlands	107,263	3,142,459
Molson Inc., A	Canada	146,900	3,723,037
Orkla ASA	Norway	177,270	4,437,184

			27,611,739

Capital Markets 1.2%
C.I. Fund Management Inc.	Canada	40,700	488,734
Guinness Peat Group PLC	New Zealand	1,499,569	1,856,987
Irish Life & Permanent PLC	Irish Republic	147,300	2,236,570

			4,582,291

Chemicals 4.2%
Akzo Nobel NV	Netherlands	42,130	1,549,511
Givaudan AG	Switzerland	7,350	4,254,831
Linde AG	Germany	53,800	2,960,561
[a]MG Technologies AG	Germany	307,700	3,874,655
Solvay SA	Belgium	43,070	3,516,111
[a]Yara International ASA	Norway	6,500	52,514

			16,208,183

Commercial Banks 4.3%
Allied Irish Banks PLC	Irish Republic	445,000	6,886,718
Bank of Ireland	Irish Republic	273,870	3,651,911
BNP Paribas SA	France	36,200	2,226,357
Charter One Financial Inc.	United States	6,500	287,235
Danske Bank	Denmark	101,550	2,406,083
[a,b]Elephant Capital Holdings Ltd.	Japan	746	991,515
Kansai Urban Banking Corp.	Japan	56,119	99,262
[a,b]Nippon Investment LLC	Japan	477,000	—

			16,549,081

Commercial Services & Supplies .4%
[j]Comdisco, Contingent Equity Distribution	United States	2,066,357	—
[a]Comdisco Holding Co., Inc.	United States	3	78
[a]Kroll Inc.	United States	2,500	92,200
Republic Services Inc.	United States	49,700	1,438,318

			1,530,596

Communications Equipment
[a]Advanced Fibre Communications Inc.	United States	6,600	133,320

Computers & Peripherals
[a]DecisionOne Corp.	United States	5,288	10,576

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Construction & Engineering .1%
Vinci SA	France	3,880	$390,865

Construction Materials .7%
Ciments Francais SA	France	22,650	1,766,409
RMC Group PLC	United Kingdom	89,100	980,808

			2,747,217

Distributors .3%
Compania de Distribution Integral Logista SA	Spain	30,900	997,005

Diversified Financial Services 4.0%
Brascan Corp., A	Canada	139,050	3,880,851
Euronext	Netherlands	87,100	2,426,715
Jardine Matheson Holdings Ltd.	France	3,600	39,600
Jardine Strategic Holdings Ltd.	France	97,800	503,670
[a,b]Leucadia National Corp.	United States	34,780	1,642,138
[j]Marconi Corp., Contingent Distribution	United States	1,739,100	—
Pargesa Holdings SA	Switzerland	1,147	3,090,049
Remgro Ltd.	South Africa	330,113	3,978,561

			15,561,584

Diversified Telecommunication Services 1.8%
[a,b,c]AboveNet Inc.	United States	16,706	400,332
[b,c,j]AboveNet Inc., Contingent Distribution	United States	2,312,000	—
[a,b,c]AboveNet Inc., wts., 9/08/08	United States	550	3,080
[a,b,c]AboveNet Inc., wts., 9/08/10	United States	647	1,553
BCE Inc.	Canada	78,600	1,565,258
[a]Belgacom SA	Belgium	33,000	1,004,538
Chunghwa Telecom Co. Ltd., ADR	Taiwan	104,845	1,849,466
[j]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	2,796
Koninklijke KPN NV	Netherlands	174,400	1,328,269
[a]MCI Inc.	United States	45,234	652,727
[a]PTV Inc.	France	1	105
[j]Worldcom Inc., Contingent Distribution	United States	4,417,000	—

			6,808,124

Electric Utilities .5%
E.ON AG	Germany	25,950	1,869,064
Unisource Energy Corp.	United States	2,100	52,185

			1,921,249

Food & Staples Retailing .2%
[a]Kroger Co.	United States	42,600	775,320

Food Products 4.8%
Cadbury Schweppes PLC	United Kingdom	402,627	3,473,755
Farmer Brothers Co.	United States	55,600	1,491,748
General Mills Inc.	United States	30,500	1,449,665
Groupe Danone	France	70,950	6,189,231
Lotte Confectionary Co. Ltd.	South Korea	2,812	1,416,343
Nestle SA	Switzerland	17,360	4,629,703

			18,650,445

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Gas Utilities .5%
Tokyo Gas Co. Ltd.	Japan	555,000	$1,968,428

Health Care Providers & Services .6%
[a]Alderwoods Group Inc.	United States	24,228	295,582
[a,c]Kindred Healthcare Inc.	United States	57,508	1,439,569
[c]Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	United States	28	10
[c]Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	United States	14	242
[c]Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	United States	92	239
[a,c]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	5,258	119,882
[a,c]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	13,145	270,360
[a]Rotech Healthcare Inc.	United States	6,360	155,820

			2,281,704

Hotels Restaurants & Leisure .1%
[a,b]FHC Delaware Inc.	United States	49,920	392,870

Household Products .5%
KAO Corp.	Japan	77,700	1,872,804

Industrial Conglomerates .3%
[a]Alleghany Corp.	United States	3,686	1,057,882

Insurance 8.2%
[a]Berkshire Hathaway Inc., A	United States	45	4,002,750
[a]Berkshire Hathaway Inc., B	United States	2,560	7,564,800
[a]Catlin Group	United Kingdom	357,000	2,335,565
E-L Financial Corp. Ltd.	Canada	8,478	2,276,398
Hartford Financial Services Group Inc.	United States	32,000	2,199,680
IPC Holdings Ltd.	Bermuda	15,500	572,415
Montpelier Re Holdings Ltd.	Bermuda	4,857	169,752
Old Republic International Corp.	United States	112,900	2,677,988
[a,b]Olympus Re Holdings Ltd.	Bermuda	2,140	388,731
Prudential Financial Inc.	United States	33,200	1,542,804
St. Paul Travelers Cos. Inc.	United States	80,199	3,251,268
White Mountains Insurance Group Inc.	United States	6,200	3,162,000
[b]White Mountains Insurance Group Inc.	United States	2,796	1,354,662

			31,498,813

Leisure Equipment & Products .6%
Agfa Gevaert NV	Belgium	61,990	1,537,815
Mattel Inc.	United States	52,300	954,475

			2,492,290

Machinery .5%
Alfa Laval AB	Sweden	22,900	363,277
Schindler Holding AG	Switzerland	4,100	1,176,901
Schindler Holding AG, Reg D	Switzerland	1,800	546,870

			2,087,048

Media 7.5%
Astral Media Inc., A	Canada	70,900	1,504,460
British Sky Broadcasting Group PLC	United Kingdom	162,100	1,828,483
Clear Channel Communications Inc.	United States	47,500	1,755,125

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Media (cont.)
Dow Jones & Co. Inc.	United States	2,000	$90,200
E.W. Scripps Co., A	United States	8,200	861,000
[a]EchoStar Communications Corp., A	United States	51,000	1,568,250
[a]JC Decaux SA	France	40,325	862,989
[a]Liberty Media Corp., A	United States	457,346	4,111,541
[a]NTL Inc.	United Kingdom	62,681	3,611,679
[a,b]NTL Inc.	United Kingdom	30,150	1,650,381
NV Holdingsmig de Telegraaf	Netherlands	34,478	769,739
Omnicom Group Inc.	United States	16,700	1,267,363
SES Global, FDR	Luxembourg	381,600	3,226,698
Torstar Corp., B	Canada	94,000	1,891,568
[a]TVMAX Holdings Inc.	United States	3,535	13,610
Viacom Inc., B	United States	4,700	167,884
Washington Post Co., B	United States	3,821	3,553,568

			28,734,538

Metals & Mining 7.0%
Anglo American PLC	United Kingdom	277,867	5,684,124
[a]Apollo Gold Corp.	Canada	93,900	128,165
Barrick Gold Corp.	Canada	75,900	1,499,025
Freeport McMoran Copper & Gold Inc., B	United States	80,800	2,678,520
[a]Gammon Lake Resources Inc.	Canada	122,100	803,224
[a]Glamis Gold Ltd.	Canada	57,900	1,012,683
Gold Fields Ltd.	South Africa	48,000	510,567
Impala Platinum Holdings Ltd.	South Africa	24,500	1,879,397
[a,b]International Steel Group	United States	128,899	3,451,271
[a]Kinross Gold Corp.	Canada	49,400	273,390
Newmont Mining Corp.	United States	186,000	7,209,360
Noranda Inc.	Canada	85,300	1,459,468
Placer Dome Inc.	Canada	16,200	270,655
[a]Randgold & Exploration Co. Ltd., ADR	South Africa	10,500	26,250
[a]Wheaton River Minerals Ltd.	Canada	82,098	229,011
[a]Wheaton River Minerals Ltd., wts., 5/30/07	Canada	20,699	32,267

			27,147,377

Multi-Utilities & Unregulated Power .9%
[a]Calpine Corp.	United States	52,500	226,800
National Grid Transco PLC	United Kingdom	137,100	1,057,924
[a]NRG Energy Inc.	United States	95,579	2,370,359
[j]NRG Energy Inc., Contingent Distribution	United States	4,270,101	—

			3,655,083

Multiline Retail .6%
Marks & Spencer Group PLC	United Kingdom	377,100	2,480,741

Oil & Gas 2.5%
[a]Anchor Resources LLC	United States	3,410	—
BP PLC	United Kingdom	158,600	1,400,714
BP PLC, ADR	United Kingdom	9,000	482,130
Canadian Oil Sands Trust	Canada	28,700	945,072
Eni SpA	Italy	67,710	1,344,430

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Oil & Gas (cont.)
Occidental Petroleum Corp.	United States	5,700	$275,937
Suncor Energy Inc.	Canada	74,700	1,894,870
Total SA, B	France	12,324	2,349,556
Total SA, B, ADR	France	9,670	929,094

			9,621,803

Paper & Forest Products .8%
Abitibi-Consolidated Inc.	Canada	41,200	281,171
Potlatch Corp.	United States	67,200	2,798,208

			3,079,379

Personal Products .2%
Beiersdorf AG	Germany	8,243	965,777

Pharmaceuticals 3.2%
Aventis SA	France	28,700	2,166,650
Fujisawa Pharmaceutical Co. Ltd.	Japan	134,400	3,184,017
Merck & Co. Inc.	United States	17,600	836,000
Sanofi Synthelabo SA	France	16,400	1,039,553
Takeda Pharmaceutical Co. Ltd.	Japan	51,785	2,273,291
Wyeth	United States	74,000	2,675,840
Yamanouchi Pharmaceutical Co. Ltd.	Japan	3,000	100,903

			12,276,254

Real Estate 2.1%
American Financial Realty Trust	United States	5,400	77,166
[a,b]Canary Wharf Group PLC	United Kingdom	185,900	957,448
Chelsea Property Group Inc.	United States	3,100	202,182
iStar Financial Inc.	United States	121,700	4,868,000
[a,b]Security Capital European Realty	Luxembourg	2,971	21,807
[a,b]Torre Mayor Investments, LP	Mexico	10	650,000
Ventas Inc.	United States	55,600	1,298,260

			8,074,863

Road & Rail .7%
Canadian National Railway Co.	Canada	17,700	762,522
Florida East Coast Industries Inc.	United States	46,900	1,812,685
Norfolk Southern Corp.	United States	9,100	241,332

			2,816,539

Semiconductors & Semiconductor Equipment .4%
Samsung Electronics Co. Ltd.	South Korea	3,600	1,486,110

Software .5%
Nintendo Co. Ltd.	Japan	15,100	1,750,584

Specialty Retail .3%
[a]Hollywood Entertainment Corp.	United States	20,000	267,200
[a]Koninklijke Vendex	Netherlands	15,200	283,683
W.H. Smith PLC	United Kingdom	80,000	458,453

			1,009,336

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Thrifts & Mortgage Finance .3%
Hudson City Bancorp Inc.	United States	32,400	$1,083,456

Tobacco 12.0%
Altadis SA	Spain	320,515	9,904,835
Altria Group Inc.	United States	82,631	4,135,682
British American Tobacco PLC	United Kingdom	799,975	12,396,696
Gallaher Group PLC	United Kingdom	223,300	2,699,022
Imperial Tobacco Group PLC	United Kingdom	310,117	6,681,277
ITC Ltd.	India	65,968	1,274,018
KT & G Corp., GDR, 144A	South Korea	235,090	2,668,272
KT&G Corp.	South Korea	25,000	577,672
R.J. Reynolds Tobacco Holdings Inc.	United States	87,900	5,941,161
R.J. Reynolds Tobacco Holdings Inc., Aug. 60.00 Puts, 8/21/04	United States	22	1,430
R.J. Reynolds Tobacco Holdings Inc., Jul. 55.00 Puts, 7/17/04	United States	10	50

			46,280,115

Wireless Telecommunication Services .3%
[a]AT&T Wireless Services Inc.	United States	94,300	1,350,376
[a]Vast Solutions Inc., B1	United States	2,189	—
[a]Vast Solutions Inc., B2	United States	2,189	—
[a]Vast Solutions Inc., B3	United States	2,189	—

			1,350,376

Total Common Stocks and Other Equity Interests (Cost $253,578,181)			311,681,645

		SHARES
Preferred Stocks .8%
Diversified Telecommunication Services
PTV Inc., 10.00%, pfd., A	Switzerland	4,406	33,706

Electric Utilities
[a]Montana Power Co., 8.45%, pfd.	United States	2,880	40,032

Food Products .1%
Unilever NV, pfd.	Netherlands	43,200	266,475

Insurance
United Fire & Casualty Co., 6.375%, cvt., pfd.	United States	5,300	194,033

Media .7%
Hollinger Inc., cvt., pfd.	Canada	3,900	28,143
[a,b]Hollinger Inc., cvt., pfd.	Canada	204,000	1,405,899
News Corp. Ltd., ADR, pfd.	Australia	34,100	1,121,208

			2,555,250

Total Preferred Stocks (Cost $3,061,212)			3,089,496

		PRINCIPAL AMOUNT[f]
Corporate Bonds & Notes 4.2%
Calpine Corp.,
senior note, 7.625%, 4/15/06	United States	$197,000	174,345
senior note, 10.50%, 5/15/06	United States	71,000	64,255

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Corporate Bonds & Notes (cont.)
Calpine Generating Co., 144A, 10.25%, 4/01/11	United States	$1,878,000		$1,708,980
DecisionOne Corp., Term Loan	United States	159,204		83,582
Eurotunnel PLC,
FRN, 5.506%, 12/31/18, Tier 2	United Kingdom	160,314	GBP	223,861
FRN, 5.506%, 12/31/25, Tier 3	United Kingdom	1,217,624	GBP	1,192,407
Eurotunnel SA,
12/31/18, Tier 2 (Pibor)	France	17,565	EUR	16,456
12/31/25, Tier 3 (Pibor)	France	331,700	EUR	217,924
FRN, 3.338%, 12/31/18, Tier 2 (Libor)	France	39,763	EUR	37,251
FRN, 3.338%,12/31/25, Tier 3 (Libor)	France	1,405,995	EUR	923,725
Guadalupe Power Partners LP,
Debt Service Reserve	United States	7,700		6,853
Power Sale Agreement	United States	12,700		11,303
Term Loan	United States	95,105		84,643
HealthSouth Corp.,
7.00%, 6/15/08	United States	148,000		144,670
7.625%, 6/01/12	United States	3,594,000		3,405,315
Marconi Corp., PLC, 8.00%, 4/30/08	United Kingdom	7,819		8,467
MCI Inc.,
5.908%, 5/01/07	United States	267,000		259,657
6.688%, 5/01/09	United States	515,000		477,662
7.735%, 5/01/14	United States	225,000		201,937
[b]Motor Coach Industries International Inc., Bank Claim	United States	1,871,000		1,871,000
[b]MP Finance Ltd., FRN, 6.11%, 8/28/07	Japan	2,227,000		2,561,050
Odessa-Ector Power Partners LP,
Debt Service Reserve	United States	5,100		4,590
Power Sale Agreement	United States	10,900		9,810
Term Loan	United States	90,985		81,887
Reliant Energy Channelview LP Inc.,
Revolver	United States	22,100		19,669
Term Loan A	United States	238,100		211,909
[b,d]Seton House Finance Ltd., zero cpn., 2/07/12	United Kingdom	2,553,000	EUR	726,828
Trump Atlantic,
11.25%, 5/01/06	United States	1,218,000		1,065,750
Series B, 11.25%, 5/01/06	United States	372,000		325,500
Series B, 144A, 11.25%, 5/01/06	United States	25,000		21,875
[b]TVMAX Holdings Inc., PIK,
11.50%, 2/01/05	United States	2,072		2,072
14.00%, 2/01/05	United States	17,754		17,754

Total Corporate Bonds & Notes (Cost $16,076,530)				16,162,987

Bonds & Notes in Reorganization 3.2%
[a,d]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	2,490,000		2,446,425
8.125%, 7/15/03	United States	219,000		213,525
7.50%, 1/15/04	United States	80,000		77,300
9.50%, 2/15/04	United States	13,844		13,636
10.50%, 7/15/04	United States	124,000		127,565
9.875%, 3/01/05	United States	85,000		84,575
10.25%, 11/01/06	United States	248,000		246,760
9.875%, 3/01/07	United States	12,000		11,940
8.375%, 2/01/08	United States	235,000		230,887
7.75%, 1/15/09	United States	210,000		203,175

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Bonds & Notes in Reorganization (cont.)
[a,d]Adelphia Communications Corp., (cont.)
7.875%, 5/01/09	United States	$141,000		$135,007
9.375%, 11/15/09	United States	318,000		323,565
10.875%, 10/01/10	United States	303,000		307,545
10.25%, 6/15/11	United States	264,000		271,920
[a,d]Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11	United States	20,000		100
[a,d]Air Canada Inc.,
6.75%, 2/02/04	Canada	55,000	CAD	11,076
9.00%, 6/01/06	Canada	100,000	CAD	20,511
10.00%, 6/01/06	Canada	254,000	EUR	86,528
7.25%, 10/01/07	Canada	187,000	CAD	38,355
10.25%, 3/15/11	Canada	1,830,000		558,150
Bank Claim	Canada	625,300	CAD	121,259
Bank Claim	Canada	11,338,000	JPY	30,134
Term Loan	Canada	425,300		123,337
zero cpn., 7/31/05	Canada	454,546		138,636
[a,d]Century Communications Corp.,
9.50%, 3/01/05	United States	52,000		57,460
8.875%, 1/15/07	United States	71,000		78,100
8.75%, 10/01/07	United States	119,000		128,520
8.375%, 12/15/07	United States	20,000		21,825
Series B, zero cpn., 1/15/08	United States	212,000		134,620
zero cpn., 3/15/03	United States	223,000		212,407
[a,d]Harnischfeger Industries Inc.,
8.90%, 3/01/22	United States	162,000		1,037
8.70%, 6/15/22	United States	159,000		1,033
7.25%, 12/15/25	United States	232,000		1,508
6.875%, 2/15/27	United States	216,000		1,382
Stipulated Bank Claim	United States	250,450		1,578
[a,d]Mirant Americas Generation Inc.,
8.30%, 5/01/11	United States	246,000		185,730
8.50%, 10/01/21	United States	13,000		9,815
9.125%, 5/01/31	United States	277,000		209,135
[a,d]Mirant Corp.,
Tranche C Revolver	United States	313,706		167,048
4 Year Revolver, 7/17/05	United States	200,512		144,369
364 Day Revolver	United States	573,400		305,336
[a,d]Northwestern Corp.,
8.75%, 3/15/12	United States	359,000		300,663
6.95%, 11/15/28	United States	191,000		158,053
[a,d]Owens Corning, Revolver	United States	2,037,244		1,568,678
[a,d]Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17	United States	10,000		50
[a,d]Safety Kleen Corp., 9.25%, 5/15/09	United States	31,000		1,628
[a,d]Safety Kleen Services, 9.25%, 6/01/08	United States	3,000		15
[a,d]Teco Panda,
Bank Claim	United States	126,760		69,718
Bank Claim #2	United States	524,600		325,252
Debt Service Reserve L/C Loan	United States	24,800		15,376
Project L/C Loan Facility	United States	75,300		46,686
[a,d]Telewest Communications PLC,
11.00%, 10/01/07	United Kingdom	321,000		190,193
11.25%, 11/01/08	United Kingdom	46,000		27,140

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Bonds & Notes in Reorganization (cont.)
[a,d]Telewest Communications PLC, (cont.)
9.875%, 4/15/09	United Kingdom	371,000	GBP	$294,354
9.875%, 2/01/10	United Kingdom	107,000	GBP	99,933
Bank Claim	United Kingdom	1,174,313	GBP	1,051,604
cvt., 5.25%, 2/19/07	United Kingdom	307,000	GBP	267,237
senior disc. note, 9.25%, 4/15/09	United Kingdom	120,000		58,200
senior disc. note, zero cpn., 2/01/10	United Kingdom	95,000		42,275
[a,d]Telewest Finance Ltd., cvt., 6.00%, 7/07/05	United Kingdom	274,000		271,603

Total Bonds & Notes in Reorganization (Cost $10,266,941)				12,271,472

		SHARES/ PRINCIPAL AMOUNT[f]
Companies in Liquidation
[a,b]Brunos Inc., Liquidating Unit	United States	2,247		4,943
[a]Guangdong International Trust & Investment Corp.,
144A, 8.75%, 10/24/16	China	120,000		8,100
Revolver - Admitted Claim	France	130,067		8,780
Structured Note - Admitted Claim	France	205,745		13,888
Syndicated Loan - Admitted Claim	France	355,733		24,012
[a]United Cos. Financial Corp.,
Bank Claim	United States	4,727		—
Revolver	United States	1,199,266		—

Total Companies in Liquidation (Cost $50,949)				59,723

`		PRINCIPAL AMOUNT[f]
Government Agencies 8.2%
[e]Federal Home Loan Bank, 0.99% to 1.42%, with maturities to 2/18/05	United States	$26,610,000		26,524,828
U.S. Treasury Bill, 0.975%, 9/09/04	United States	5,000,000		4,990,569

Total Government Agencies (Cost $35,512,577)				31,515,397

		UNITS
Other Investments (Cost $1,711,662) .4%
[g]Inpower 2 Limited, Jersey	Jersey Islands	700,100		1,631,478

Total Investments (Cost $320,258,052) 97.6%				376,412,198
Options Written				(620)
Securities Sold Short (0.5)%				(1,923,707)
Net Unrealized Loss on Forward Exchange Contracts (0.2)%				(656,861)
Other Assets, less Liabilities 3.1%				11,762,473

Net Assets 100.0%				$385,593,483

Options Written (Premiums received $3,717)
ISSUER		CONTRACTS
Tobacco
[h]R.J. Reynolds Tobacco Holdings Inc., Aug. 50.00 Puts, 8/21/04	United States	31		620

				620

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

Securities Sold Short ISSUER	COUNTRY	SHARES	VALUE
Communications Equipment
[i]Tellabs Inc.	United States	10,200	$89,148

Food Products .4%
[i]Kraft Foods Inc., A	United States	53,680	1,700,582

Real Estate
[i]Simon Property Group Inc.	United States	1,200	61,704

Wireless Telecommunication Services
[i]Microcell Telecommunications Inc., B	Canada	3,000	72,273

Total Securities Sold Short (Proceeds $1,990,289)			$1,923,707

Currency Abbreviations:

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY  - Japanese Yen

[a]Non-income	producing.
[b]See	Note 10 regarding restricted securities.
[c]See	Note 11 regarding other considerations.
[d]	See Note 9 regarding defaulted securities.
[e]See	Note 1(g) regarding securities segregated with broker for securities sold short.
[f]The	principal amount is stated in U.S. dollars unless otherwise indicated.
[g]Units	consist of Noteco Ltd., Floating Rate Note (FRN), 6.213% 6/30/15, Series A2 (Principal Amount 700,100 GBP), Noteco Ltd. FRN, 6.213%, 6/30/20, Series A3 (Principal Amount 131,200 GBP), and 131,200 shares of Drax Group Ltd., common.
[h]See	Note 1(f) regarding written options.
[i]See	Note 1(g) regarding securities sold short.
[j]	Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$320,258,052

Value - (includes securities segregated with broker for securities sold short in the amount of $2,087,207)	376,412,198

Cash	290,172
Foreign currency, at value (cost $7,943,182)	7,989,008
Receivables:
Investment securities sold	3,503,603
Capital shares sold	830,688
Dividends and interest	861,797
Unrealized gain on forward exchange contracts (Note 8)	784,464
Cash on deposit with broker for securities sold short	2,653,787
Due from brokers - synthetic equity swaps	155,017

Total assets	393,480,734

Liabilities:
Payables:
Investment securities purchased	3,978,267
Capital shares redeemed	27,715
Affiliates	387,700
Deferred tax liability (Note 1j)	62,924
Options written, at value (premiums received $3,717)	620
Securities sold short, at value (proceeds $1,990,289)	1,923,707
Unrealized loss on forward exchange contracts (Note 8)	1,441,325
Other liabilities	64,993

Total liabilities	7,887,251

Net assets, at value	$385,593,483

Net assets consist of:
Undistributed net investment income (loss)	$2,127,314
Net unrealized appreciation (depreciation)	55,602,516
Accumulated net realized gain (loss)	1,251,888
Capital shares	326,611,765

Net assets, at value	$385,593,483

Class 1:
Net assets, at value	$131,840,816

Shares outstanding	9,076,763

Net asset value and maximum offering price per share[a]	$14.53

Class 2:
Net assets, at value	$253,752,667

Shares outstanding	17,651,786

Net asset value and maximum offering price per share[a]	$14.38

[a]	Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes of $601,719)
Dividends	$4,721,390
Interest	1,092,885

Total investment income	5,814,275

Expenses:
Management fees (Note 3)	1,361,719
Administrative fees (Note 3)	244,254
Distribution fees - Class 2 (Note 3)	257,959
Custodian fees (Note 4)	26,600
Reports to shareholders	18,200
Professional fees	17,371
Trustees’ fees and expenses	1,400
Dividends on securities sold short	17,771
Other	6,200

Total expenses	1,951,474
Expense reductions (Note 4)	(706)

Net expenses	1,950,768

Net investment income (loss)	3,863,507

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	14,189,158
Written options (Note 1f)	59,702
Securities sold short (Note 1g)	(101,053)
Foreign currency transactions	(4,747,506)

Net realized gain (loss)	9,400,301

Net unrealized appreciation (depreciation) on:
Investments	(3,842,868)
Translation of assets and liabilities denominated in foreign currencies	5,110,045

Net unrealized appreciation (depreciation)	1,267,177

Net realized and unrealized gain (loss)	10,667,478

Net increase (decrease) in net assets resulting from operations	$14,530,985

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$3,863,507	$2,757,580
Net realized gain (loss) from investments, written options, securities sold short, and foreign currency transactions	9,400,301	1,258,094
Net unrealized appreciation (depreciation) on investments, deferred taxes and translation of assets and liabilities denominated in foreign currencies	1,267,177	52,662,672

Net increase (decrease) in net assets resulting from operations	14,530,985	56,678,346
Distributions to shareholders from net investment income:
Class 1	(1,514,244)	(2,214,822)
Class 2	(2,636,191)	(1,329,275)

Total distributions to shareholders	(4,150,435)	(3,544,097)
Capital share transactions: (Note 2)
Class 1	(7,151,030)	(16,943,099)
Class 2	87,660,562	99,261,086

Total capital share transactions	80,509,532	82,317,987
Net increase (decrease) in net assets	90,890,082	135,452,236
Net assets:
Beginning of period	294,703,401	159,251,165

End of period	$385,593,483	$294,703,401

Undistributed net investment income (loss) included in net assets:
End of period	$2,127,314	$2,414,242

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Mutual Discovery Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining Funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 79% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Foreign Currency Contracts (cont.)

These contracts are valued daily and the Fund’s equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin” are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

j. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	141,098	$2,035,099	99,648	$1,178,413
Shares issued in reinvestment of distributions	105,743	1,514,244	183,955	2,214,822
Shares redeemed	(739,376)	(10,700,373)	(1,747,279)	(20,336,334)

Net increase (decrease)	(492,535)	$(7,151,030)	(1,463,676)	$(16,943,099)

Class 2 Shares:
Shares sold	6,574,918	$94,144,724	8,207,573	$99,960,705
Shares issued in reinvestment of distributions	186,040	2,636,191	111,330	1,329,275
Shares redeemed	(646,257)	(9,120,353)	(175,895)	(2,028,894)

Net increase (decrease)	6,114,701	$87,660,562	8,143,008	$99,261,086

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

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MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$6,699,672
2011	4,363,507

$11,063,179

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $2,282,737. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$321,936,344

Unrealized appreciation	$61,620,020
Unrealized depreciation	(7,144,166)

Net unrealized appreciation (depreciation)	$54,475,854

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2004 aggregated $130,194,896 and $53,534,373, respectively.

Transactions in options written during the period ended June 30, 2004 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2003	50,050	$13,653
Options written	67,252	129,804
Options expired	(33,766)	(48,821)
Options closed	(137)	(25,488)
Options exercised	(83,368)	(65,431)

Options outstanding at June 30, 2004	31	$3,717

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2004, the Fund had the following synthetic equity SWAPS outstanding:

Contracts to Buy	Number of Contracts	Value	Unrealized Gain (Loss)
Aventis SA (60.20 - 62.30 EUR)	64,341	$4,857,298	$5,904
Christian Dior SA (47.22 - 55.43 EUR)	158,429	10,244,791	667,338

Total contracts to buy			$673,242

Contracts to Sell	Number of Contracts	Value	Unrealized Gain (Loss)
LVMH Moet Hennessy Louis Vuitton (56.41 - 61.76 EUR)	158,110	$11,436,058	$(33,564)

Total contracts to sell			(33,564)

Net unrealized gain (loss)			$639,678

8. FORWARD CURRENCY CONTRACTS

At June 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Contracts to Buy		In Exchange For		Settlement Date	Unrealized Gain/(Loss)
1,100,000	South African Rand	U.S.$	164,634	7/26/04	U.S.$ 13,602
59,073,225	Japanese Yen		550,000	9/21/04	6,519
4,110,254	Swedish Krona		541,680	9/23/04	3,221

		U.S.$	1,256,314		$ 23,342

Contracts to Sell
7,078,294	British Pounds	U.S.$	12,984,726	7/08/04	U.S.$157,546
18,234,674	Canadian Dollars		13,923,064	7/21/04	328,531
2,762,656	British Pounds		5,037,462	8/10/04	45,007
2,598,505	Swiss Francs		2,121,228	8/17/04	43,462
2,800,000	Euro		3,533,592	8/23/04	130,321
300,000	Euro		366,586	9/13/04	2,031
39,527,173	Danish Krone		6,472,804	9/17/04	11,996
406,280,000	Korean Won		350,000	9/17/04	424
925,576,246	Japanese Yen		8,555,811	9/24/04	38,974
250,000	Euro		306,588	9/27/04	2,830

		U.S.$	53,651,861		$761,122

Unrealized gain on forward exchange contracts					U.S.$784,464

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. FORWARD CURRENCY CONTRACTS (cont.)

Contracts to Buy		In Exchange For		Settlement Date	Unrealized Gain/(Loss)
2,071,812	South African Rand	U.S.$	331,755	7/26/04	U.S.$ (159)
6,378,041	Norweigan Krone		935,171	10/15/04	(15,563)

		U.S.$	1,266,926		$ (15,722)

Contracts to Sell
2,618,617	Canadian Dollars	U.S.$	1,934,468	7/21/04	U.S.$ (19,385)
38,495,491	South African Rand		5,616,282	7/26/04	(621,251)
1,908,033	British Pounds		3,396,299	8/10/04	(51,171)
7,762,130	British Pounds		13,926,583	8/20/04	(85,772)
6,291,768	Euro		7,453,760	8/23/04	(193,592)
5,819,575	Danish Krone		933,866	9/17/04	(17,389)
4,168,400,000	Korean Won		3,575,000	9/17/04	(14,303)
8,334,267	Swedish Krona		1,104,886	9/23/04	(274)
24,615,000	Japanese Yen		225,000	9/24/04	(1,499)
2,290,367	Euro		2,749,958	9/27/04	(32,914)
32,183,673	Norweigan Krone		4,613,659	10/15/04	(26,697)
7,615,670	Euro		9,008,008	10/25/04	(244,898)
5,116,847	Euro		6,105,983	11/24/04	(110,671)
2,125,000	New Zealand Dollar		1,315,813	12/17/04	(5,787)

		U.S.$	61,959,565		$(1,425,603)

Unrealized loss on forward exchange contracts					(1,441,325)

Net unrealized loss on forward exchange contracts					U.S.$ (656,861)

9. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2004, the value of these securities was $12,271,472, representing 3.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

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MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

10. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Trustees, as follows:

Shares/ Warrants or Principal Amount	Issuer	Acquisition Date	Cost	Value
16,706	AboveNet Inc.	10/2/01	$835,626	$400,332
2,312,000	AboveNet Inc., Contingent Distribution	10/2/01	—	—
550	AboveNet Inc., wts., 9/08/08	10/2/01	68,164	3,080
647	AboveNet Inc., wts., 9/08/10	10/2/01	73,247	1,553
2,247	Brunos Inc., Liquidating Unit	11/20/98	—	4,943
185,900	Canary Wharf Group PLC	9/11/02	892,792	957,448
746	Elephant Capital Holdings Ltd.	10/21/03	745,500	991,515
49,920	FHC Delaware Inc.	7/28/98	449,280	392,870
204,000	Hollinger Inc., cvt., pfd.	3/18/04	1,618,777	1,405,899
128,899	International Steel Group	4/10/02	587,500	3,451,271
34,780	Leucadia National Corp.	12/20/02	1,225,995	1,642,138
1,871,000	Motor Coach Industries International Inc., Bank Claim	5/27/04	1,871,000	1,871,000
2,227,000	MP Finance Ltd., FRN, 6.11%, 8/28/07	8/29/03	2,211,931	2,561,050
477,000	Nippon Investments LLC	2/14/01	—	—
30,150	NTL Inc.	1/8/03	1,581,443	1,650,381
2,140	Olympus Re Holdings Ltd.	12/19/01	214,000	388,731
2,971	Security Capital European Realty	4/8/98	74,456	21,807
2,553,000	Seton House Finance Ltd., zero cpn., 2/07/12	12/1/03	695,459	726,828
10	Torre Mayor Investments, LP	10/28/02	1,000,000	650,000
2,072	TVMAX Holdings Inc., PIK, 11.50%, 2/01/05	4/29/04	2,072	2,072
17,754	TVMAX Holdings Inc., PIK, 14.00%, 2/01/05	4/3/03	17,754	17,754
2,796	White Mountains Insurance Group Inc.	10/22/02	824,820	1,354,662

	Total Restricted Securities (4.8% of Net Assets)			$18,495,334

11. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund’s Investment manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. Currently, the Investment manager serves in one or more of these capacities for Kindred Healthcare and AboveNet Inc. As a result of this involvement, the Investment manager may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

12. REGULATORY MATTERS (cont.)

the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the

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MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

12. REGULATORY MATTERS (cont.)

portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Mutual Discovery Securities Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders.

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Belgium	0.0002	0.0015	0.0002	0.0013
Bermuda	0.0000	0.0003	0.0000	0.0002
Canada	0.0007	0.0061	0.0007	0.0055
Cayman Islands	0.0000	0.0001	0.0000	0.0000
Denmark	0.0002	0.0017	0.0002	0.0016
France	0.0023	0.0108	0.0023	0.0098
Germany	0.0000	0.0005	0.0000	0.0004
India	0.0000	0.0005	0.0000	0.0005
Ireland	0.0000	0.0036	0.0000	0.0032
Japan	0.0002	0.0022	0.0002	0.0020
Netherlands	0.0009	0.0035	0.0009	0.0032
Norway	0.0010	0.0037	0.0010	0.0034
South Africa	0.0000	0.0019	0.0000	0.0018
South Korea	0.0009	0.0035	0.0009	0.0032
Spain	0.0003	0.0038	0.0003	0.0034
Sweden	0.0000	0.0027	0.0000	0.0024
Switzerland	0.0008	0.0033	0.0008	0.0030
Taiwan	0.0000	0.0013	0.0000	0.0012
United Kingdom	0.0023	0.0188	0.0023	0.0171

Total	$0.0098	$0.0698	$0.0098	$0.0632

MUTUAL SHARES SECURITIES FUND

We are pleased to bring you Mutual Shares Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Mutual Shares Securities Fund – Class 1 delivered a +3.19% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual Shares Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund invests mainly in equity securities (including securities convertible, or that the manager expects to become convertible, into common or preferred stock) of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund slightly underperformed its benchmark, the Standard & Poor’s 500 Composite Index (S&P 500), which returned 3.41% for the period under review.1

Economic and Market Overview

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines, and small market share. The Fund’s prospectus also includes a description of the main investment risks.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth felt the expected slowdown’s ripple effect. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe’s consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter. Most stock market indexes traded nervously in the first half of 2004 but overall did not move significantly in either direction.

Investment Strategy

At Mutual Series, we are committed to our distinctive three-pronged approach to investing. The first prong of our investment strategy, and the component that typically comprises the largest portion of our portfolio, is investing in undervalued stocks. When selecting undervalued equities, we prefer to invest in fundamentally strong companies, with healthy balance sheets, high-quality assets, substantial free cash

4. Source: afxnews.com, “ECB’s Issing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

*	Other Net Assets = -0.8% because of foreign currency hedging.

flow and shareholder-oriented management teams whose stocks are trading at material discounts to our assessment of the companies’ intrinsic or business value. While most of our undervalued equity investments are made in publicly traded companies, we may invest occasionally in privately held companies as well.

Our second investment prong is bankruptcy or distressed investing, a highly specialized field which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of debt of financially troubled or bankrupt companies at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old bonds are typically replaced with new securities issued by the financially stronger company.

The third prong of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it is likely to receive in a deal. In keeping with our commitment to a conservative investment approach, we primarily focus our arbitrage efforts on announced deals, generally eschewing rumored deals or other situations we consider relatively risky.

Manager’s Discussion

The strongest contributor to Fund performance during the first half of 2004 was our equity portfolio. Three of our best performers included British American Tobacco (BAT); Orkla, a Norwegian conglomerate; and White Mountains Insurance Group, a U.S. insurance company.

London-based BAT was a large contributor to the Fund during the first half of 2004. BAT is the world’s second-largest tobacco firm, with about a 15% share of the worldwide market. BAT possesses a solid balance sheet, had a dividend yield in excess of 4.5% and generates substantial free cash flow. However, exposure to the litigious U.S. market via its Brown & Williamson Tobacco (B&W) subsidiary has historically caused BAT stock to trade at a material discount to its European peers. In October 2003, BAT announced a merger agreement between B&W and R.J. Reynolds Tobacco Holdings that, subject to regulatory approval, held the potential to increase cash flow and profits of the merged entities. In addition, the combination could enable BAT

Top 10 Sectors/Industries

Mutual Shares Securities Fund Based on Equity Securities as of 6/30/04

% of Total Net Assets

Insurance	15.7%

Tobacco	9.3%

Media	7.9%

Metals & Mining	6.5%

Pharmaceuticals	3.9%

Food Products	3.5%

Beverages	3.4%

Commercial Banks	2.9%

Oil & Gas	2.6%

Multi-Utilities & Unregulated Power	1.5%

to better protect itself from exposure to the often thorny U.S. legal environment. In June, the Federal Trade Commission approved the merger. BAT shares, including dividends, returned 16.50% during the period.

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway’s largest conglomerates with operations in food, media, chemicals and beverages. This conglomerate strategy was not without critics, and the stock often traded at a substantial discount to analysts’ estimates of net asset value (NAV). In early 2004, Orkla executives took steps toward focusing the business when they announced they would divest the company’s beverage operations, including a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable and the market rewarded management’s decision to return part of the proceeds to shareholders in the form of a special dividend. Orkla also reported better-than-expected first quarter 2004 results, as its restructuring program made more progress than anticipated. The stock’s discount to NAV narrowed, and including the special dividend, Orkla shares returned 32.31% during the six months under review.

White Mountains Insurance continued to perform well this reporting period, driven by solid results across all of its operations, including primary insurance, reinsurance and investments. The turnaround of OneBeacon, the company’s primary insurance operation acquired in 2001, appeared nearly complete. In addition to the elimination of redundant expenses, we believe White Mountains has almost completely re-underwritten OneBeacon’s book of insurance policies by shedding less profitable businesses, expanding business with potential for greater returns and increasing pricing across the board. By period-end, OneBeacon was generating sustained operating profits after years of losses under prior management. In addition to the improving OneBeacon story, White Mountains announced and completed a number of important transactions, including the acquisition of Sirius Insurance Group, Sierra Health and Safeco Life, which to us demonstrated management’s disciplined approach to allocating and deploying capital.

Unfortunately, not every security in the Fund’s portfolio appreciated during the six months under review. Three notable underperformers included U.S. metals and mining concerns International Steel Group (ISG) and Newmont Mining, as well as NTL, a U.K. cable and telecommunications company. ISG’s stock price recently experienced a

Top 10 Holdings

Mutual Shares Securities Fund 6/30/04

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	4.2%
Insurance, U.S.

White Mountains Insurance Group Inc., common & restricted	3.0%
Insurance, U.S.

British American Tobacco PLC, ord. & ADR	2.6%
Tobacco, U.K.

Newmont Mining Corp.	2.4%
Metals & Mining, U.S.

R.J. Reynolds Tobacco Holdings Inc., common and puts	2.1%
Tobacco, U.S.

Altadis SA	2.1%
Tobacco, Spain

Diageo PLC	2.0%
Beverages, U.K.

Washington Post Co., B	1.8%
Media, U.S.

Liberty Media Corp., A	1.6%
Media, U.S.

Hartford Financial Services Group Inc.	1.6%
Insurance, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

pullback that we believed was temporary and driven by the expiration of a shareholder lockup period. Newmont’s share price dropped as gold prices fell on investor expectations of a strengthening U.S. dollar and higher U.S. interest rates. NTL delivered stronger-than-expected operating performance during the first half of 2004, but an industry-wide contraction in cable company stock price multiples caused NTL shares to suffer despite the company’s fundamental improvement.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.00		$12.09	$14.08	$14.24	$13.23	$11.96

Income from investment operations:
Net investment income[a]	0.12		.18	.20	.21	.30	.20
Net realized and unrealized gains (losses)	0.35		2.88	(1.78)	.86	1.42	1.41

Total from investment operations	0.47		3.06	(1.58)	1.07	1.72	1.61

Less distributions from:
Net investment income	(0.14)		(.15)	(.12)	(.29)	(.38)	(.34)
Net realized gains	—		—	(.29)	(.94)	(.33)	—

Total distributions	(0.14)		(.15)	(.41)	(1.23)	(.71)	(.34)

Net asset value, end of period	$15.33		$15.00	$12.09	$14.08	$14.24	$13.23

Total return[b]	3.19%		25.48%	(11.56)%	7.31%	13.62%	13.40%
Ratios/supplemental data
Net assets, end of period (000’s)	$288,096		$312,386	$288,928	$399,336	$407,063	$448,278
Ratios to average net assets:*
Expenses[c]	0.74%	[d]	.80%	.80%	.79%	.80%	.79%
Net investment income	1.57%	[d]	1.33%	1.57%	1.42%	2.23%	1.59%
Portfolio turnover rate	12.91%		55.71%	49.80%	54.73%	66.67%	80.02%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	0.73%	[d]	.76%	.79%	.78%	.77%	.77%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Includes	dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[d]Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31 ,
			2003	2002	2001	2000	1999[d]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.90		$12.02	$14.03	$14.22	$13.25	$12.36

Income from investment operations:
Net investment income[a]	0.10		.14	.16	.15	.26	.16
Net realized and unrealized gains (losses)	0.35		2.88	(1.77)	.88	1.41	1.07

Total from investment operations	0.45		3.02	(1.61)	1.03	1.67	1.23

Less distributions from:
Net investment income	(0.12)		(.14)	(.11)	(.28)	(.37)	(.34)
Net realized gains	—		—	(.29)	(.94)	(.33)	—

Total distributions	(0.12)		(.14)	(.40)	(1.22)	(.70)	(.34)

Net asset value, end of period	$15.23		$14.90	$12.02	$14.03	$14.22	$13.25

Total return[b]	3.09%		25.15%	(11.81)%	7.04%	13.25%	9.91%
Ratios/supplemental data
Net assets, end of period (000’s)	$1,909,555		$1,469,745	$589,738	$262,621	$37,087	$5,716
Ratios to average net assets:*
Expenses[c]	0.99%	[e]	1.05%	1.05%	1.04%	1.05%	1.04%	[e]
Net investment income	1.32%	[e]	1.08%	1.32%	1.04%	1.96%	1.26%	[e]
Portfolio turnover rate	12.91%		55.71%	49.80%	54.73%	66.67%	80.02%
*Ratiosto average net assets, excluding dividend expense on securities sold short:
Expenses	0.98%	[e]	1.01%	1.04%	1.03%	1.02%	1.04%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Includes	dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[d]For	the period January 6, 1999 (effective date) to December 31, 1999.
[e]Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests 70.7%
Aerospace & Defense .6%
Northrop Grumman Corp.	United States	240,000	$12,888,000

Beverages 3.4%
Brown-Forman Corp., A	United States	7,600	365,180
Brown-Forman Corp., B	United States	85,930	4,147,841
Diageo PLC	United Kingdom	3,297,474	44,461,063
Heineken Holding NV, A	Netherlands	159,881	4,684,025
Orkla ASA	Norway	826,860	20,696,849

			74,354,958

Capital Markets .1%
Bear Stearns Cos. Inc.	United States	37,420	3,154,880

Chemicals .8%
International Flavors & Fragrances Inc.	United States	469,300	17,551,820

Commercial Banks 2.9%
Allied Irish Banks PLC	Irish Republic	1,755,800	27,172,358
Bank of Ireland	Irish Republic	1,105,984	14,747,709
BNP Paribas SA	France	123,900	7,620,047
Charter One Financial Inc.	United States	37,900	1,674,801
Danske Bank	Denmark	294,580	6,979,654
[a,b]Elephant Capital Holdings Ltd.	Japan	4,595	6,111,217
Kansai Urban Banking Corp.	Japan	135,055	238,882
[a,b]Nippon Investment LLC	Japan	1,148,000	—

			64,544,668

Commercial Services & Supplies 1.1%
[j]Comdisco, Contingent Equity Distribution	United States	8,175,255	—
[a]Comdisco Holding Co., Inc.	United States	18	468
[a]Kroll Inc.	United States	14,800	545,824
Republic Services Inc.	United States	706,000	20,431,640
[a]United Stationers Inc.	United States	68,600	2,724,792

			23,702,724

Communications Equipment
[a]Advanced Fibre Communications Inc.	United States	38,500	777,700

Computers & Peripherals
[a]DecisionOne Corp.	United States	26,349	52,698

Construction Materials .3%
Martin Marietta Materials Inc.	United States	129,600	5,745,168

Diversified Financial Services 1.3%
Brascan Corp., A	Canada	670,950	18,726,048
[a,b]Leucadia National Corp.	United States	184,830	8,726,749
[j]Marconi Corp., Contingent Distribution	United States	4,154,000	—
[j]Marconi Corp., Contingent Distribution	United Kingdom	5,791,700	—
Remgro Ltd.	South Africa	45,304	546,009

			27,998,806

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Diversified Telecommunication Services .9%
[a,b,c]AboveNet Inc.	United States	56,216	$1,347,126
[b,c,j]AboveNet Inc., Contingent Distribution	United States	8,697,000	—
[a,b,c]AboveNet Inc., wts., 9/08/08	United States	2,231	12,494
[a,b,c]AboveNet Inc., wts., 9/08/10	United States	2,625	6,300
BCE Inc.	Canada	392,900	7,824,300
[j]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	11,256
Koninklijke KPN NV	Netherlands	726,800	5,535,469
[a]MCI Inc.	United States	367,819	5,307,628
[a]PTV Inc.	France	1	422
[j]Worldcom Inc., Contingent Distribution	United States	39,195,000	—

			20,044,995

Electric Utilities .8%
[a]Allegheny Energy Inc.	United States	735,700	11,337,137
E.ON AG	Germany	92,000	6,626,355
Unisource Energy Corp.	United States	12,200	303,170

			18,266,662

Food & Staples Retailing .3%
[a]Kroger Co.	United States	290,000	5,278,000
[a]Safeway Inc.	United States	68,900	1,745,926

			7,023,926

Food Products 3.8%
Cadbury Schweppes PLC	United Kingdom	1,900,794	16,399,527
General Mills Inc.	United States	223,000	10,599,190
Groupe Danone	France	262,138	22,867,269
Nestle SA	Switzerland	127,590	34,026,717

			83,892,703

Health Care Equipment & Supplies .7%
Hillenbrand Industries Inc.	United States	240,100	14,514,045

Health Care Providers & Services .4%
[a]Alderwoods Group Inc.	United States	61,348	748,446
HCA Inc.	United States	60,200	2,503,718
[a]Health Net Inc., A	United States	14,765	391,272
[a,c]Kindred Healthcare Inc.	United States	140,068	3,506,252
[c]Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	United States	68	24
[c]Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	United States	34	587
[c]Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	United States	228	593
[a,c]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	12,897	294,052
[a,c]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	32,243	663,158
[a]Rotech Healthcare Inc.	United States	32,640	799,680

			8,907,782

Hotels Restaurants & Leisure .2%
[a]Caesars Entertainment Inc.	United States	150,500	2,257,500
[a,b]FHC Delaware Inc.	United States	139,062	1,094,418

			3,351,918

Industrial Conglomerates .3%
[a]Alleghany Corp.	United States	21,997	6,313,139

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Insurance 15.7%
[a]Berkshire Hathaway Inc., A	United States	151	$13,431,450
[a]Berkshire Hathaway Inc., B	United States	26,667	78,800,985
[a]Conseco Inc.	United States	567,200	11,287,280
Hartford Financial Services Group Inc.	United States	510,300	35,078,022
MetLife Inc.	United States	255,700	9,166,845
Montpelier Re Holdings Ltd.	Bermuda	36,947	1,291,297
Nationwide Financial Services Inc., A	United States	799,700	30,076,717
Old Republic International Corp.	United States	1,259,300	29,870,596
[a,b]Olympus Re Holdings Ltd.	Bermuda	16,280	2,957,262
Prudential Financial Inc.	United States	255,900	11,891,673
St. Paul Travelers Cos. Inc.	United States	604,283	24,497,633
White Mountains Insurance Group Inc.	United States	99,151	50,567,010
[b]White Mountains Insurance Group Inc.	United States	30,898	14,970,081
Willis Group Holdings Ltd.	United States	841,600	31,517,920

			345,404,771

Leisure Equipment & Products .3%
Mattel Inc.	United States	316,000	5,767,000

Machinery .7%
Federal Signal Corp.	United States	835,100	15,541,211

Media 7.4%
Clear Channel Communications Inc.	United States	270,400	9,991,280
Dow Jones & Co. Inc.	United States	211,000	9,516,100
E.W. Scripps Co., A	United States	108,216	11,362,680
[a]EchoStar Communications Corp., A	United States	574,200	17,656,650
[a]Fox Entertainment Group Inc., A	United States	46,200	1,233,540
[a]Liberty Media Corp., A	United States	4,003,290	35,989,577
Meredith Corp.	United States	99,659	5,477,259
[a]NTL Inc.	United Kingdom	224,423	12,931,253
[a,b]NTL Inc.	United Kingdom	169,343	9,269,666
Omnicom Group Inc.	United States	118,300	8,977,787
Sinclair Broadcast Group Inc., A	United States	1,900	19,513
[a]TVMAX Holdings Inc.	United States	7,459	28,717
Viacom Inc., B	United States	26,300	939,436
Washington Post Co., B	United States	41,469	38,566,585

			161,960,043

Metals & Mining 6.5%
Anglo American PLC	United Kingdom	908,357	18,581,602
Anglo American PLC, ADR	United Kingdom	200	4,174
Barrick Gold Corp.	Canada	118,600	2,342,350
Compania de Minas Buenaventura SA, ADR	Peru	133,200	2,943,720
Freeport McMoran Copper & Gold Inc., B	United States	925,200	30,670,380
[a]Glamis Gold Ltd.	Canada	317,100	5,546,146
Gold Fields Ltd.	South Africa	150,000	1,595,521
[a,b]International Steel Group	United States	639,453	17,121,354
Newmont Mining Corp.	United States	1,335,800	51,775,608
Noranda Inc.	Canada	373,900	6,397,364
Placer Dome Inc.	Canada	82,600	1,380,004
[a]Randgold & Exploration Co. Ltd., ADR	South Africa	53,100	132,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Metals & Mining (cont.)
[a]Wheaton River Minerals Ltd.	Canada	1,158,700	$3,232,175
[a]Wheaton River Minerals Ltd., wts., 5/30/07	Canada	221,465	345,226

			142,068,374

Multi-Utilities & Unregulated Power 1.0%
[a]Calpine Corp.	United States	310,600	1,341,792
[a]NRG Energy Inc.	United States	830,449	20,595,135
[j]NRG Energy Inc., Contingent Distribution	United States	41,008,893	—

			21,936,927

Multiline Retail .6%
Marks & Spencer Group PLC	United Kingdom	1,991,600	13,101,681

Oil & Gas 2.6%
[a]Anchor Resources LLC	United States	6,820	—
BP PLC	United Kingdom	803,000	7,091,890
BP PLC, ADR	United Kingdom	5,100	273,207
Occidental Petroleum Corp.	United States	35,400	1,713,714
[a]Opti Canada	Canada	1,859,675	26,007,016
Suncor Energy Inc.	Canada	330,000	8,370,912
Total SA, B	France	76,970	14,674,241

			58,130,980

Personal Products .2%
Beiersdorf AG	Germany	34,841	4,082,085

Pharmaceuticals 3.9%
Aventis SA	France	109,700	8,281,587
Fujisawa Pharmaceutical Co. Ltd.	Japan	455,500	10,791,069
Merck & Co. Inc.	United States	171,900	8,165,250
Sanofi Synthelabo SA	France	87,300	5,533,720
Takeda Pharmaceutical Co. Ltd.	Japan	257,915	11,322,118
Valeant Pharmaceuticals International	United States	1,067,000	21,340,000
Wyeth	United States	544,000	19,671,040
Yamanouchi Pharmaceutical Co. Ltd.	Japan	14,000	470,879

			85,575,663

Real Estate .8%
[a]Alexander’s Inc.	United States	7,800	1,308,372
American Financial Realty Trust	United States	45,800	654,482
[a,b]Canary Wharf Group PLC	United Kingdom	1,535,898	7,910,395
Chelsea Property Group Inc.	United States	17,500	1,141,350
[a,b]Security Capital European Realty	Luxembourg	5,832	42,807
St. Joe Co.	United States	112,200	4,454,340
Ventas Inc.	United States	97,800	2,283,630

			17,795,376

Road & Rail 1.1%
Florida East Coast Industries Inc.	United States	536,813	20,747,822
Norfolk Southern Corp.	United States	118,500	3,142,620

			23,890,442

Semiconductors & Semiconductor Equipment .5%
Samsung Electronics Co. Ltd.	South Korea	26,700	11,021,982

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Specialty Retail .3%
[a]Hollywood Entertainment Corp.	United States	118,500	$1,583,160
[a]Koninklijke Vendex	Netherlands	88,800	1,657,309
W.H. Smith PLC	United Kingdom	464,200	2,660,172

			5,900,641

Thrifts & Mortgage Finance 1.5%
Fieldstone Investment Corp.	United States	449,300	7,076,475
Hudson City Bancorp Inc.	United States	227,700	7,614,288
Sovereign Bancorp Inc.	United States	816,600	18,046,860

			32,737,623

Tobacco 9.3%
Altadis SA	Spain	1,497,026	46,262,407
Altria Group Inc.	United States	471,937	23,620,447
British American Tobacco PLC	United Kingdom	3,701,341	57,357,294
British American Tobacco PLC, ADR	United Kingdom	4,300	134,289
Imperial Tobacco Group PLC	United Kingdom	1,013,947	21,844,856
KT & G Corp., GDR, 144A	South Korea	871,300	9,889,255
R.J. Reynolds Tobacco Holdings Inc.	United States	684,800	46,285,632
R.J. Reynolds Tobacco Holdings Inc., Aug. 60.00 Puts, 8/21/04	United States	126	8,190
R.J. Reynolds Tobacco Holdings Inc., Jul. 55.00 Puts, 7/17/04	United States	62	310

			205,402,680

Wireless Telecommunication Services .4%
[a]AT&T Wireless Services Inc.	United States	662,800	9,491,296
[a]Vast Solutions Inc., B1	United States	4,380	—
[a]Vast Solutions Inc., B2	United States	4,380	—
[a]Vast Solutions Inc., B3	United States	4,380	—

			9,491,296

Total Common Stocks and Other Equity Interests (Cost $1,288,822,690)			1,552,895,367

Preferred Stocks .6%
Diversified Telecommunication Services
PTV Inc., 10.00%, pfd., A	Switzerland	17,741	135,719

Electric Utilities
[a]Montana Power Co., 8.45%, pfd.	United States	17,650	245,335

Food Products .1%
Unilever NV, pfd.	Netherlands	261,750	1,614,581

Media .5%
Hollinger Inc., cvt., pfd.	Canada	21,000	151,538
[a,b]Hollinger Inc., cvt., pfd.	Canada	1,306,000	9,000,515
News Corp. Ltd., ADR, pfd.	Australia	78,700	2,587,656

			11,739,709

Total Preferred Stocks (Cost $14,658,469)			13,735,344

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Corporate Bonds & Notes 4.3%
Calpine Corp.,
senior note, 7.625%, 4/15/06	United States	$1,140,000		$1,008,900
senior note, 10.50%, 5/15/06	United States	405,000		366,525
Calpine Generating Co., 144A, 10.25%, 4/01/11	United States	10,999,000		10,009,090
DecisionOne Corp., Term Loan	United States	793,416		416,543
Eurotunnel PLC,
FRN, 5.506%, 12/31/18, Tier 2	United Kingdom	385,556	GBP	538,389
FRN, 5.506%, 12/31/25, Tier 3	United Kingdom	8,091,440	GBP	7,923,865
Participating Loan Note, 4/30/40	United Kingdom	58,000	GBP	18,933
Eurotunnel SA,
12/31/18, Tier 2 (Pibor)	France	45,056	EUR	42,209
12/31/25, Tier 3 (Pibor)	France	2,036,795	EUR	1,338,155
FRN, 3.338%, 12/31/18, Tier 2 (Libor)	France	60,952	EUR	57,101
FRN, 3.338%,12/31/25, Tier 3 (Libor)	France	8,789,554	EUR	5,774,651
Guadalupe Power Partners LP,
Debt Service Reserve	United States	45,600		40,584
Power Sale Agreement	United States	75,100		66,839
Term Loan	United States	561,869		500,063
HealthSouth Corp.,
7.00%, 6/15/08	United States	890,000		869,975
7.625%, 6/01/12	United States	21,350,000		20,229,125
Marconi Corp., PLC, 8.00%, 4/30/08	United Kingdom	44,713		48,418
MCI Inc.,
5.908%, 5/01/07	United States	2,336,000		2,271,760
6.688%, 5/01/09	United States	3,780,000		3,505,950
7.735%, 5/01/14	United States	2,002,000		1,796,795
[b]Motor Coach Industries International Inc., Bank Claim	United States	10,855,000		10,855,000
[b]MP Finance Ltd., FRN, 6.11%, 8/28/07	Japan	13,716,000		15,773,400
Odessa-Ector Power Partners LP,
Debt Service Reserve	United States	29,900		26,910
Power Sale Agreement	United States	64,400		57,960
Term Loan	United States	537,259		483,533
Reliant Energy Channelview LP Inc.,
Revolver	United States	130,800		116,412
Term Loan A	United States	1,409,000		1,254,010
Trump Atlantic,
11.25%, 5/01/06	United States	7,183,000		6,285,125
Series B, 11.25%, 5/01/06	United States	2,188,000		1,914,500
Series B, 144A, 11.25%, 5/01/06	United States	146,000		127,750
[b]TVMAX Holdings Inc., PIK,
11.50%, 2/01/05	United States	4,370		4,370
14.00%, 2/01/05	United States	37,462		37,462

Total Corporate Bonds & Notes (Cost $93,247,643)				93,760,302

Bonds & Notes in Reorganization 3.4%
[a,d]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	3,536,000		3,474,120
8.125%, 7/15/03	United States	1,895,000		1,847,625
7.50%, 1/15/04	United States	350,000		338,187
9.50%, 2/15/04	United States	1,000,000		985,000
10.50%, 7/15/04	United States	5,577,000		5,737,339
9.875%, 3/01/05	United States	504,000		501,480

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Bonds & Notes in Reorganization (cont.)
[a,d]Adelphia Communications Corp., (cont.)
10.25%, 11/01/06	United States	$1,418,000		$1,410,910
9.875%, 3/01/07	United States	72,000		71,640
8.375%, 2/01/08	United States	1,238,000		1,216,335
7.75%, 1/15/09	United States	991,000		958,792
7.875%, 5/01/09	United States	3,372,000		3,228,690
9.375%, 11/15/09	United States	10,419,000		10,601,332
10.875%, 10/01/10	United States	1,778,000		1,804,670
10.25%, 6/15/11	United States	1,561,000		1,607,830
[a,d]Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11	United States	45,000		225
[a,d]Air Canada Inc.,
6.75%, 2/02/04	Canada	343,000	CAD	69,073
9.00%, 6/01/06	Canada	614,000	CAD	125,937
10.00%, 6/01/06	Canada	1,583,000	EUR	539,267
7.25%, 10/01/07	Canada	168,000	CAD	34,458
10.25%, 3/15/11	Canada	11,639,000		3,549,895
Bank Claim	Canada	2,887,200	CAD	559,890
Bank Claim	Canada	69,759,000	JPY	185,402
Term Loan	Canada	2,073,000		601,170
zero cpn., 7/31/05	Canada	818,200		249,551
[a,d]Century Communications Corp.,
9.50%, 3/01/05	United States	295,000		325,975
8.875%, 1/15/07	United States	406,000		446,600
8.75%, 10/01/07	United States	702,000		758,160
8.375%, 12/15/07	United States	90,000		98,212
Series B, zero cpn., 1/15/08	United States	1,250,000		793,750
zero cpn., 3/15/03	United States	1,010,000		962,025
[a,d]Harnischfeger Industries Inc.,
8.90%, 3/01/22	United States	410,000		2,624
8.70%, 6/15/22	United States	360,000		2,340
7.25%, 12/15/25	United States	519,000		3,373
6.875%, 2/15/27	United States	463,000		2,963
Stipulated Bank Claim	United States	603,475		3,802
[a,d]Mirant Americas Generation Inc.,
8.30%, 5/01/11	United States	1,441,000		1,087,955
8.50%, 10/01/21	United States	73,000		55,115
9.125%, 5/01/31	United States	1,619,000		1,222,345
[a,d]Mirant Corp.,
Tranche C Revolver	United States	1,904,055		1,013,909
4 Year Revolver, 7/17/05	United States	1,214,805		874,659
364 Day Revolver	United States	3,446,500		1,835,261
[a,d]Northwestern Corp.,
8.75%, 3/15/12	United States	2,193,000		1,836,638
6.95%, 11/15/28	United States	1,155,000		955,763
[a,d]Owens Corning, Revolver	United States	9,021,832		6,946,811
[a,d]Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17	United States	20,000		100
[a,d]Safety Kleen Corp., 9.25%, 5/15/09	United States	63,000		3,308
[a,d]Safety Kleen Services, 9.25%, 6/01/08	United States	5,000		25
[a,d]Teco Panda,
Bank Claim	United States	734,520		403,986
Bank Claim #2	United States	3,198,300		1,982,946

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Bonds & Notes in Reorganization (cont.)
[a,d]Teco Panda, (cont.)
Debt Service Reserve L/C Loan	United States	$152,300		$94,426
Project L/C Loan Facility	United States	458,600		284,332
[a,d]Telewest Communications PLC,
11.00%, 10/01/07	United Kingdom	1,783,000		1,056,428
11.25%, 11/01/08	United Kingdom	230,000		135,700
9.875%, 4/15/09	United Kingdom	1,916,000	GBP	1,520,166
9.875%, 2/01/10	United Kingdom	610,000	GBP	569,711
Bank Claim	United Kingdom	6,542,600	GBP	5,858,939
cvt., 5.25%, 2/19/07	United Kingdom	1,810,000	GBP	1,575,569
senior disc. note, 9.25%, 4/15/09	United Kingdom	675,000		327,375
senior disc. note, zero cpn., 2/01/10	United Kingdom	485,000		215,825
[a],[d]Telewest Finance Ltd., cvt., 6.00%, 7/07/05	United Kingdom	1,475,000		1,462,094

Total Bonds & Notes in Reorganization (Cost $60,498,175)				74,418,028

		SHARES/ PRINCIPAL AMOUNT[f]
Companies in Liquidation .1%
[a],bBrunos Inc., Liquidating Unit	United States	5,044		11,097
[a]Guangdong International Trust & Investment Corp., 144A, 8.75%, 10/24/16	China	630,000		42,525
[a],bPeregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	3,208
[a],bPIV Investment Finance (Cayman) Ltd.	Hong Kong	12,200,000		1,738,500
[a]United Cos. Financial Corp.,
Bank Claim	United States	9,660		—
Revolver	United States	2,450,427		—

Total Companies in Liquidation (Cost $36,337)				1,795,330

		PRINCIPAL AMOUNT
Government Agencies 21.8%
[e]Federal Home Loan Bank, 1.001% to 2.176%, with maturities to 1/26/07	United States	$455,354,000		452,885,920
Federal Home Loan Mortgage Corp., 1.118% to 2.500%, with maturities to 5/19/06	United States	11,000,000		10,929,906
Federal National Mortgage Association, 1.214%, 7/23/04	United States	10,000,000		9,992,450
U.S. Treasury Bill, 0.975%, 9/09/04	United States	5,000,000		4,990,569

Total Government Agencies (Cost $479,622,959)				478,798,845

		UNITS
Other Investments (Cost $12,794,810) .5%
[g]Inpower 2 Limited, Jersey	Jersey Islands	5,176,200		12,062,361

Total Investments (Cost $1,949,681,083) 101.4%				2,227,465,577
Options Written				(3,580)
Securities Sold Short (0.5)%				(10,938,585)
Net Unrealized Loss on Forward Exchange Contracts				(817,171)
Other Assets, less Liabilities (0.9)%				(18,054,970)

Net Assets 100.0%				$2,197,651,271

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

Options Written (Premiums received $21,529) ISSUER	COUNTRY	CONTRACTS	VALUE
Tobacco
[h]R.J. Reynolds Tobacco Holdings Inc., Aug. 50.00 Puts, 8/21/04	United States	179	$3,580

Securities Sold Short ISSUER		SHARES
Communications Equipment
[i]Tellabs Inc.	United States	59,700	$521,778

Food Products .5%
[i]Kraft Foods Inc., A	United States	304,154	9,635,599

Real Estate
[i]Simon Property Group Inc.	United States	6,900	354,798

Wireless Telecommunication Services
[i]Microcell Telecommunications Inc., B	Canada	17,700	426,410

Total Securities Sold Short (Proceeds $11,652,071)			$10,938,585

Currency Abbreviations:

CAD - Canadian Dollar

EUR  - Euro

GBP - British Pound

JPY   - Japanese Yen

[a]Non-income	producing.
[b]See	Note 10 regarding restricted securities.
[c]See	Note 11 regarding other considerations.
[d]See	Note 9 regarding defaulted securities.
[e]See	Note 1(g) regarding securities segregated with broker for securities sold short.
[f]The	principal amount is stated in U.S. dollars unless otherwise indicated.
[g]Units	consist of Noteco Ltd., Floating Rate Note (FRN), 6.213% 6/30/15, Series A2 (Principal Amount 5,176,200 GBP), Noteco Ltd. FRN, 6.213%, 6/30/20, Series A3 (Principal Amount 975,450 GBP), and 975,450 shares of Drax Group Ltd., common.
[h]See	Note 1(f) regarding written options.
[i]See	Note 1(g) regarding securities sold short.
[j]Contingent	Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$1,949,681,083

Value (includes securities segregated with broker for securities sold short in the amount of ($16,515,870)	2,227,465,577
Foreign currency, at value (cost $6,365,359)	6,418,948
Receivables:
Investment securities sold	8,775,732
Capital shares sold	4,823,488
Dividends and interest	4,005,357
Unrealized gain on forward exchange contracts (Note 8)	1,781,933
Cash on deposit with broker for securities sold short	13,292,709
Due from brokers - synthetic equity swaps	955,892

Total assets	2,267,519,636

Liabilities:
Payables:
Investment securities purchased	52,560,360
Capital shares redeemed	407,564
Affiliates	1,999,099
Options written, at value (premiums received $21,529)	3,580
Securities sold short, at value (proceeds $11,652,071)	10,938,585
Unrealized loss on forward exchange contracts (Note 8)	2,599,104
Funds advanced by custodian	1,092,671
Other liabilities	267,402

Total liabilities	69,868,365

Net assets, at value	$2,197,651,271

Net assets consist of:
Undistributed net investment income (loss)	$10,952,541
Net unrealized appreciation (depreciation)	277,932,329
Accumulated net realized gain (loss)	1,690,995
Capital shares	1,907,075,406

Net assets, at value	$2,197,651,271

Class 1:
Net assets, at value	$288,096,259

Shares outstanding	18,787,524

Net asset value and maximum offering price per share[a]	$15.33

Class 2:
Net assets, at value	$1,909,555,012

Shares outstanding	125,406,716

Net asset value and maximum offering price per share[a]	$15.23

[a]	Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes of $1,496,859)
Dividends	$17,033,983
Interest	6,002,770

Total investment income	23,036,753

Expenses:
Management fees (Note 3)	6,001,389
Administrative fees (Note 3)	1,035,280
Distribution fees - Class 2 (Note 3)	2,127,630
Custodian fees (Note 4)	55,800
Reports to shareholders	100,000
Professional fees	19,201
Trustees’ fees and expenses	7,800
Dividends on securities sold short	119,220
Other	34,000

Total expenses	9,500,320
Expense reductions (Note 4)	(2,719)

Net expenses	9,497,601

Net investment income (loss)	13,539,152

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	48,843,268
Written options (Note 1f)	330,382
Securities sold short (Note 1g)	(526,186)
Foreign currency transactions	(13,505,293)

Net realized gain (loss)	35,142,171

Net unrealized appreciation (depreciation) on:
Investments	(7,046,085)
Translation of assets and liabilities denominated in foreign currencies	14,554,961

Net unrealized appreciation (depreciation)	7,508,876

Net realized and unrealized gain (loss)	42,651,047

Net increase (decrease) in net assets resulting from operations	$56,190,199

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$13,539,152	$13,841,023
Net realized gain (loss) from investments, written options, securities sold short, and foreign currency transactions	35,142,171	8,537,364
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	7,508,876	278,678,722

Net increase (decrease) in net assets resulting from operations	56,190,199	301,057,109
Distributions to shareholders from net investment income:
Class 1	(2,575,038)	(3,290,885)
Class 2	(14,440,220)	(9,026,103)

Total distributions to shareholders	(17,015,258)	(12,316,988)
Capital share transactions: (Note 2)
Class 1	(31,134,994)	(38,975,858)
Class 2	407,480,558	653,701,033

Total capital share transactions	376,345,564	614,725,175
Net increase (decrease) in net assets	415,520,505	903,465,296
Net assets:
Beginning of period	1,782,130,766	878,665,470

End of period	$2,197,651,271	$1,782,130,766

Undistributed net investment income (loss) included in net assets:
End of period	$10,952,541	$14,428,647

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Mutual Shares Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining Funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 53% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund’s equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin” are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Securities Sold Short (cont.)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	83,051	$1,287,864	255,723	$3,324,112
Shares issued in reinvestment of distributions	170,194	2,575,038	247,994	3,290,886
Shares redeemed	(2,286,702)	(34,997,896)	(3,582,053)	(45,590,856)

Net increase (decrease)	(2,033,457)	$(31,134,994)	(3,078,336)	$(38,975,858)

Class 2 Shares:
Shares sold	29,766,439	$453,176,316	54,231,399	$712,756,799
Shares issued in reinvestment of distributions	960,760	14,440,220	684,314	9,026,103
Shares redeemed	(3,968,261)	(60,135,978)	(5,323,957)	(68,081,869)

Net increase (decrease)	26,758,938	$407,480,558	49,591,756	$653,701,033

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion
.075%	Over $1.2 billion

The Fund reimburses Distributors up to ..25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$33,868,516
2011	7,220,378

$41,088,894

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $4,566,879. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$1,952,335,844

Unrealized appreciation	$308,955,424
Unrealized depreciation	(33,825,691)

Net unrealized appreciation (depreciation)	$275,129,733

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2004 aggregated $598,743,202 and $202,278,589, respectively.

Transactions in options written during the period ended June 30, 2004 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2003	230,949	$64,483
Options written	389,650	636,015
Options expired	(195,838)	(267,200)
Options closed	(807)	(150,174)
Options exercised	(423,775)	(261,595)

Options outstanding at June 30, 2004	179	$21,529

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2004, the Fund had the following synthetic equity swaps outstanding:

Contracts to Buy	Number of Contracts	Value	Unrealized Gain (Loss)
Aventis SA (60.20 - 62.30 EUR)	12,113	$914,447	$1,158
Christian Dior SA (47.38 - 55.43 EUR)	28,386	1,562,821	114,060

Total contracts to buy			$115,218

Contracts to Sell	Number of Contracts	Value	Unrealized Gain (Loss)
LVMH Moet Hennessy Louis Vuitton (56.41 - 61.76 EUR)	28,320	$2,048,379	$(5,625)

Total contracts to sell			(5,625)

Net unrealized gain (loss)			$109,593

8. FORWARD CURRENCY CONTRACTS

At June 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Contracts to Buy:		In Exchange for		Settlement Date	Unrealized Gain (Loss)
250,000	South African Rand	U.S.$	37,417	7/26/04	U.S.$	3,091
1,741,900	Norwegian Krona		250,000	10/15/04		1,153

		U.S.$	287,417		U.S.$	4,244

Contracts to Sell:
30,346,754	British Pounds	U.S.$	55,646,089	7/08/04	U.S.$	652,153
55,637,844	Canadian Dollars		42,064,990	7/21/04		585,195
10,798,889	British Pounds		19,691,539	8/10/04		177,953
986,627	British Pounds		1,791,232	8/20/04		10,152
3,300,000	Euro		4,170,016	8/23/04		159,019
3,750,000	Euro		4,631,250	9/13/04		74,306
37,925,504	Danish Krone		6,210,169	9/17/04		10,953
754,520,000	Korean Won		650,000	9/17/04		787
355,038,399	Japanese Yen		3,300,000	9/21/04		33,601
1,427,458,345	Japanese Yen		13,196,747	9/24/04		61,763
7,894,060	Norwegian Krona		1,150,000	10/15/04		11,807

		U.S.$	152,502,032			1,777,689

Unrealized gain on forward exchange contracts					U.S.$	1,781,933

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. FORWARD CURRENCY CONTRACTS (cont.)

Contracts to Buy:		In Exchange for		Settlement Date	Unrealized Gain (Loss)
350,000	South African Rand	U.S.$	56,045	7/26/04	U.S.$	(27)

		U.S.$	56,045		U.S.$	(27)

Contracts to Sell:
11,870,839	Canadian Dollars	U.S.$	8,766,661	7/21/04	U.S.$	(90,747)
12,692,329	South African Rand		1,905,511	7/26/04		(151,063)
11,000,000	British Pounds		19,580,000	8/10/04		(295,004)
32,299,122	British Pounds		57,953,278	8/20/04		(353,754)
13,279,485	Euro		15,793,942	8/23/04		(346,658)
13,876,432,500	Korean Won		11,900,000	9/17/04		(50,295)
434,865,000	Japanese Yen		3,975,000	9/24/04		(26,479)
14,156,254	Euro		16,965,032	9/27/04		(235,289)
122,770,931	Norwegian Krona		17,595,204	10/15/04		(106,342)
22,722,808	Euro		26,932,354	10/25/04		(675,464)
11,749,767	Euro		14,024,221	11/24/04		(251,023)

		U.S.$	195,391,203			$(2,582,118)

Net unrealized loss on offsetting forward exchange contracts						(16,959)

Unrealized loss on forward exchange contracts						(2,599,104)

Net unrealized loss on forward exchange contracts					U.S.$	(817,171)

9. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2004, the value of these securities was $74,418,028, representing 3.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

10. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Trustees, as follows:

Shares/ Warrants or Principal Amount	Issuer	Acquisition Date	Cost	Value
56,216	AboveNet Inc.	10/2/01	$2,933,131	$1,347,126
8,697,000	AboveNet Inc., Contingent Distribution	10/1/03	—	—
2,231	AboveNet Inc., wts., 9/8/08	10/2/01	279,787	12,494
2,625	AboveNet Inc., wts., 9/8/10	10/2/01	300,103	6,300
5,044	Brunos Inc., Liquidating Unit	11/20/98	—	11,097
1,535,898	Canary Wharf Group PLC	9/18/01	8,327,637	7,910,395
4,595	Elephant Capital Holdings Ltd.	8/29/03	4,594,900	6,111,217
139,062	FHC Delaware Inc.	7/21/98	1,251,633	1,094,418
1,306,000	Hollinger Inc., cvt., pfd.	3/18/04	10,359,568	9,000,515
639,453	International Steel Group	4/10/02	3,118,750	17,121,354
184,830	Leucadia National Corp.	12/20/02	6,515,258	8,726,749
10,855,000	Motor Coach Industries International Inc., Bank Claim	5/27/04	10,855,000	10,855,000
13,716,000	MP Finance Ltd., FRN, 6.11%, 8/28/07	8/29/03	13,623,062	15,773,400
1,148,000	Nippon Investments LLC	2/14/01	—	—
169,343	NTL Inc.	1/8/03	8,887,840	9,269,666
5,000,000	Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	7/9/98	—	3,208
12,200,000	PIV Investment Finance (Cayman) Ltd.	2/6/98	—	1,738,500
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	2,957,262
5,832	Security Capital European Realty	4/8/98	146,118	42,807
4,370	TVMAX Holdings Inc., PIK, 11.50%, 2/01/05	4/29/04	4,370	4,370
37,462	TVMAX Holdings Inc., PIK, 14.00%, 2/01/06	4/3/03	37,462	37,462
30,898	White Mountains Insurance Group Inc.	10/22/02	9,114,910	14,970,081

	Total Restricted Securities (4.9% of Net Assets)			$106,993,421

11. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund’s Investment manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. Currently, the Investment manager serves in one or more of these capacities for AboveNet Inc. and Kindred Healthcare Inc.. As a result of this involvement, the Investment manager may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

12. REGULATORY MATTERS (cont.)

the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

12. REGULATORY MATTERS (cont.)

portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

We are pleased to bring you Templeton Developing Markets Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Developing Markets Securities Fund – Class 1 delivered a +0.81% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests predominantly in emerging markets investments.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation (S&P/IFC) Investable Composite Index, which returned -0.78% and 0.69% for the period under review.1 From May 3, 2004, through June 30, 2004, the indexes returned -1.33% and -1.22%, respectively. Please note that the index performance numbers are purely for reference and that Templeton does not index its funds, but rather undertakes investments on the basis of careful fundamental research.

Economic and Market Overview

For the first quarter of 2004, most emerging markets recorded positive stock market performance, as investors remained optimistic from 2003 into the new year. Soon thereafter, investor confidence was tested by concerns about a potentially hard landing for China’s recently booming economy, record high global oil prices, heightened geopolitical tension in the Middle East and rising U.S. interests rates. Even with continued positive economic and political developments, stock market performance hinged on investors’ outlooks and was generally muted in 2004’s second quarter. As a result, emerging markets, as measured by the MSCI EM Index, ended in negative territory for the six months ended June 30, 2004, while developed countries, as measured by the MSCI Europe Australasia Far East (EAFE) Index and MSCI Japan Index, returned 4.86% and 10.78% during the same period.2

Eastern European markets were some of the world’s strongest performers during the period as regional companies were expected to benefit from the May 2004 accession of 10 additional countries into the European Union. Russia’s local stock market lagged the region as concerns

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investing in emerging markets involves special considerations, including market and currency fluctuations, economic instability, adverse social and political developments, and the relatively smaller size and lesser liquidity of these markets. All investments in the Fund should be considered long-term investments, which could experience significant volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

over government involvement in the YUKOS scandal adversely impacted investor confidence. Some Latin American markets corrected after recording strong results in 2003, while Mexico, Venezuela and Colombia continued to improve. Despite support from the International Monetary Fund, Brazilian and Argentine markets underperformed other regional markets. In Asia, China’s ongoing economic prospects remained a key issue, particularly in regard to possible overheating or dramatic slowdown following its rapid expansion in recent years. The Thai market also suffered as investors stayed on the sidelines due to social unrest in the south of Thailand, where Muslim separatists have launched terrorist attacks. In India, the surprise victory of India’s Congress party and the possibility that they would cancel the government program to divest government companies to the private sector dramatically reversed previous stock market gains there. South African market losses were capped in U.S. dollars due to currency appreciation of the rand over the sinking U.S. currency.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically 5 years) earnings, asset value, cash flow, and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

Most emerging markets lost value for the six-month reporting period, hindering the Fund’s overall results yet providing us with an opportunity to invest in developing market stocks more cheaply.

By country, the Fund benefited from our decision to invest in Singaporean and Austrian companies (which are not in the MSCI EM Index) and from our overweighted exposure, relative to the index, in Hong Kong, because individually those countries outperformed the index as a whole. Furthermore, our decision to carry a lighter-than-index exposure to Indian and Taiwanese stocks also proved prudent, as these two countries fared worse than the index. On the other hand, our strategic underweighting of Mexican and Israeli stocks compared with

Top 10 Countries

Templeton Developing Markets Securities Fund

6/30/04

% of Total Net Assets

South Korea	14.5%

Taiwan	11.8%

China	10.0%

South Africa	10.0%

Singapore	6.1%

Mexico	5.5%

Brazil	4.2%

India	3.4%

Hong Kong	3.3%

Poland	3.0%

the index worked against the Fund, as did our heavier-than-index exposure to Chinese and Turkish stocks, which also hindered the Fund’s absolute performance. A lack of what we categorize as “value stocks” kept us underweighted in the Israeli market during the period, and we eventually exited that market while we gradually increased the Fund’s Mexican holdings as we located bargain stocks that fit our core stock selection strategy. Even though the stock markets of China and Turkey declined during the reporting period, the sell-off allowed us to build positions in Chinese and Turkish company stocks we deemed to be oversold. Consistent with our strategy, we continued to favor these two countries because we believed their markets possessed the capability to overcome recent volatility.

By industry and sector, the Fund’s overweighted positions relative to the MSCI EM Index in the beverages and oil and gas sectors, as well as an underweighted position in the metals and mining sector, yielded the greatest contribution compared with the index. Some of our top contributors in beverages included Belgium’s Interbrew, South African brewer SABMiller and Signapore’s Fraser & Neave, while oil and gas companies such as South Korea’s SK, Austria’s OMV and Hungary’s MOL Magyar Olaj-Es Gazipari contributed the greatest relative returns. Alternatively, our underweighted positions versus the index in the semiconductor and pharmaceutical industries negatively impacted performance.

During the period, we reduced the Fund’s exposure to the oil and gas and metals and mining sectors due to concerns over the sustainability of high commodity prices, especially oil and metals. This resulted in selective sales in Thailand, Brazil, South Africa, South Korea and China H shares (Hong Kong-listed Chinese companies). We also reduced the Fund’s holdings in Indonesia, India and Turkey. Other key sales included some of the Fund’s position in China’s CITIC Pacific, and all shares of South Korea’s Hyundai Motor and Indonesia’s PT Indosat, as they reached our stock price targets.

As we continued our search for value stocks, we made additional investments in Asia and Europe. In Asia, key purchases included South Korea’s Samsung Electronics, one of the world’s largest semiconductor manufacturers, and India’s Hindustan Lever, one of the country’s most prominent consumer products companies. In Europe, major investments included Belgium’s Interbrew, one of the oldest beer companies in the world with operations in 21 countries, and Titan Cement, one of the two major players in the Greek cement industry. We also purchased shares of HSBC Holdings, a U.K.-based global banking group with significant businesses in emerging markets, especially Hong Kong.

Top 10 Holdings

Templeton Developing Markets Securities Fund

6/30/04

Company Sector/Industry, Country	% of Total Net Assets

China Mobile (Hong Kong) Ltd., fgn.	2.8%
Wireless Telecommunication Services, China

Telefonos de Mexico SA de CV (Telmex), L, ADR	2.5%
Diversified Telecommunication Services, Mexico

Anglo American PLC	2.5%
Metals & Mining, South Africa

SABMiller PLC	2.2%
Beverages, South Africa

Remgro Ltd.	2.1%
Diversified Financial Services, South Africa

Kimberly Clark de Mexico SA de CV, A	2.1%
Household Products, Mexico

Interbrew	2.0%
Beverages, Belgium

Taiwan Cellular Corp.	1.9%
Wireless Telecommunication Services, Taiwan

Cia De Bebidas Das Américas (Ambev), ADR, pfd.	1.7%
Beverages, Brazil

Fraser & Neave Ltd.	1.7%
Beverages, Singapore

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

In Latin America, we invested in Cia De Bebidas das Américas (Ambev), one of Latin America’s largest beer and soft drink firms. We also bought shares of Kimberly Clark de Mexico, Mexico’s largest manufacturer and marketer of consumer tissue products, notebooks and other paper-based office supplies. Lastly, purchases in Spain’s Telefonica, Taiwan Cellular, Telefonos de Mexico, South Korea’s SK Telecom and Red Chip shares (Hong Kong-listed companies with significant exposure to China) of China Mobile resulted in an increase in the Fund’s exposure to the integrated and wireless telecommunication services industries.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.14		$4.71	$4.78	$5.25	$7.77	$5.13

Income from investment operations:
Net investment income[b]	.06		.13	.07	.08	.07	.05
Net realized and unrealized gains (losses)	—	[d]	2.38	(.06)	(.50)	(2.52)	2.67

Total from investment operations	.06		2.51	.01	(.42)	(2.45)	2.72

Less distributions from net investment income	(.14)		(.08)	(.08)	(.05)	(.07)	(.08)

Net asset value, end of period	$7.06		$7.14	$4.71	$4.78	$5.25	$7.77

Total return[c]	.95%		53.74%	.04%	(8.08)%	(31.76)%	53.84%
Ratios/supplemental data
Net assets, end of period (000’s)	$379,580		$359,299	$225,454	$240,289	$301,645	$297,605
Ratios to average net assets:
Expenses	1.48%[e]		1.55%	1.58%	1.57%	1.56%	1.50%
Net investment income	1.74%[e]		2.35%	1.45%	1.64%	1.13%	.82%
Portfolio turnover rate	42.83%		46.20%	57.91%	78.29%	89.48%	60.27%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.09		$4.69	$4.76	$5.22	$7.74	$5.12

Income from investment operations:
Net investment income[b]	.06		.11	.06	.07	.06	.03
Net realized and unrealized gains (losses)	—[d]		2.35	(.06)	(.49)	(2.53)	2.66

Total from investment operations	.06		2.46	—	(.42)	(2.47)	2.69

Less distributions from net investment income	(.14)		(.06)	(.07)	(.04)	(.05)	(.07)

Net asset value, end of period	$7.01		$7.09	$4.69	$4.76	$5.22	$7.74

Total return[c]	.83%		52.99%	(.15)%	(8.08)%	(32.04)%	53.27%
Ratios/supplemental data
Net assets, end of period (000’s)	$219,503		$170,953	$80,952	$64,081	$56,617	$49,654
Ratios to average net assets:
Expenses	1.73%	[e]	1.80%	1.83%	1.82%	1.81%	1.75%
Net investment income	1.49%	[e]	2.10%	1.20%	1.37%	.88%	.52%
Portfolio turnover rate	42.83%		46.20%	57.91%	78.29%	89.48%	60.27%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights (continued)

	Class 3
	Period Ended June 30, 2004[c] (unaudited)
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.13

Income from investment operations:
Net investment income[a]	.03
Net realized and unrealized gains (losses)	(.01)[d]

Total from investment operations	.02

Less distributions from net investment income	(.14)

Net asset value, end of period	$7.01

Total return[b]	.27%
Ratios/supplemental data
Net assets, end of period (000’s)	$10
Ratios to average net assets:
Expenses	1.48%	[e]
Net investment income	1.74%	[e]
Portfolio turnover rate	42.83%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 3, 2004 (effective date) to June 30, 2004.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments 93.3%
Argentina .5%
Tenaris SA, ADR	Energy Equipment & Services	100,314	$3,285,284

Austria 2.3%
Bank Austria Creditanstalt	Commercial Banks	125,852	7,380,271
OMV AG	Oil & Gas	31,613	6,154,291

			13,534,562

Belgium 2.0%
Interbrew	Beverages	369,200	11,746,231

Brazil 4.2%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	159,090	7,310,185
Centrais Eletricas Brasileiras SA	Electric Utilities	174,194,764	1,731,824
Cia De Bebidas Das Americas (Ambev), ADR, pfd.	Beverages	518,800	10,412,316
Cia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	27,000	1,055,700
Petroleo Brasileiro SA, ADR, pfd.	Oil & Gas	29,100	733,320
Souza Cruz SA	Tobacco	430,922	4,104,682

			25,348,027

China 10.0%
Aluminum Corp. of China Ltd., H	Metals & Mining	2,638,000	1,412,043
Beijing Enterprises Holdings Ltd.	Industrial Conglomerates	1,535,877	1,831,285
China Mobile (Hong Kong) Ltd., fgn.	Wireless Telecommunication Services	5,602,000	16,950,076
China Petroleum & Chemical Corp., H	Oil & Gas	8,078,000	2,951,653
China Resources Enterprise Ltd.	Distributors	4,574,000	5,541,719
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	8,240,000	2,878,792
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	16,524,000	2,838,811
[a]China Travel Investment Hk Ltd., wts., 5/31/06	Hotels Restaurants & Leisure	3,388,800	102,101
CITIC Pacific Ltd.	Industrial Conglomerates	2,469,959	6,048,388
Huadian Power International Corp., Ltd., H	Electric Utilities	10,770,000	3,624,612
Lenovo Group Ltd.	Computers & Peripherals	12,820,000	3,574,899
PetroChina Co., Ltd., H	Oil & Gas	7,714,000	3,560,399
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	2,221,000	4,086,175
TCL International Holdings Inc.	Household Durables	3,584,000	1,114,285
Tingyi (Cayman Islands) Holding Corp.	Food Products	5,394,000	1,307,041
Travelsky Technology Ltd., H	IT Services	3,004,000	1,964,204

			59,786,483

Croatia .8%
Pliva D D, GDR, Reg S	Pharmaceuticals	305,000	4,514,000

Czech Republic .7%
[a]Cesky Telecom AS	Diversified Telecommunication Services	323,510	3,966,277

Egypt .2%
Commercial International Bank Ltd.	Commercial Banks	274,380	1,031,482

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Greece 2.2%
Coca-Cola Hellenic Bottling Co., SA	Beverages	153,257	$3,580,030
Hellenic Telecommunications Organization SA (OTE)	Diversified Telecommunication Services	386,860	5,026,784
Titan Cement Company	Construction Materials	207,560	4,883,884

			13,490,698

Hong Kong 3.3%
Cheung Kong Holdings Ltd.	Real Estate	1,113,000	8,205,018
Cheung Kong Infrastructure Holdings Ltd.	Construction Materials	572,000	1,378,702
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,133,833	2,664,508
Guoco Group Ltd.	Diversified Financial Services	350,000	2,916,742
Hang Lung Group Ltd.	Real Estate	782,000	1,052,719
Henderson Investment Ltd.	Real Estate	1,149,000	1,392,093
MTR Corp. Ltd.	Road & Rail	1,595,290	2,413,449

			20,023,231

Hungary 2.7%
Egis RT	Pharmaceuticals	44,835	1,990,305
Gedeon Richter Ltd.	Pharmaceuticals	32,696	3,283,570
Matav RT	Diversified Telecommunication Services	1,037,300	4,151,831
MOL Magyar Olaj-Es Gazipari RT	Oil & Gas	172,240	6,856,365

			16,282,071

India 3.4%
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	158,130	2,529,392
Hindustan Lever Ltd.	Household Products	1,834,000	5,078,156
Hindustan Petroleum Corp. Ltd.	Oil & Gas	871,504	6,375,864
Reliance Industries Ltd.	Oil & Gas	94,600	883,962
Shipping Corp. of India Ltd.	Marine	820,500	1,821,251
Tata Iron & Steel Co. Ltd.	Metals & Mining	141,000	922,519
Tata Tea Ltd.	Food Products	359,803	2,873,337

			20,484,481

Indonesia .5%
PT Indosat (Persero) TBK	Diversified Telecommunication Services	4,425,500	1,894,458
PT Perusahaan Gas Negara	Gas Utilities	6,422,000	990,364
PT Perusahaan Gas Negara, 144A	Gas Utilities	249,500	38,476

			2,923,298

Malaysia 2.0%
Golden Hope Plantations Bhd.	Food Products	491,000	426,395
[a]Kuala Lumpur Kepong Bhd.	Food Products	406,600	690,150
Petronas Dagangan Bhd.	Oil & Gas	36,500	65,316
Resorts World Bhd.	Hotels Restaurants & Leisure	1,454,500	3,425,730
SIME Darby Bhd.	Industrial Conglomerates	1,282,500	1,873,125
Southern Bank Bhd., fgn.	Commercial Banks	182,000	127,400
SP Setia Bhd.	Real Estate	441,800	460,402
Tanjong PLC	Hotels Restaurants & Leisure	217,000	713,816

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Malaysia (cont.)
YTL Corp Bhd.	Electric Utilities	1,896,000	$2,345,053
YTL Power International Bhd.	Water Utilities	4,151,400	1,977,377

			12,104,764

Mexico 5.5%
Embotelladoras Arca SA, 144A	Beverages	60,833	112,193
Fomento Economico Mexicano SA de CV Femsa, ADR	Beverages	94,120	4,314,461
Grupo Carso SA de CV	Industrial Conglomerates	287,805	1,177,872
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	12,355,349
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	458,602	15,257,688

			33,217,563

Philippines .8%
San Miguel Corp., B	Beverages	3,892,630	5,094,975

Poland 3.0%
Bank Pekao SA	Commercial Banks	104,900	3,504,138
[a]BRE Bank SA	Commercial Banks	40,966	1,163,461
Polski Koncern Naftowy Orlen SA	Oil & Gas	826,929	6,665,355
Telekomunikacja Polska SA	Diversified Telecommunication Services	1,626,700	6,731,901

			18,064,855

Russia 1.0%
[a]Avtovaz, GDR	Automobiles	27,270	663,560
[b]Lukoil Holdings, ADR	Oil & Gas	52,307	5,498,512

			6,162,072

Singapore 6.1%
Comfortdelgro Corp. Ltd.	Road & Rail	4,474,000	3,194,879
Fraser & Neave Ltd.	Beverages	1,233,681	10,027,307
Keppel Corp. Ltd.	Industrial Conglomerates	2,182,600	8,933,397
Singapore Press Holdings Ltd.	Media	1,003,000	2,422,410
Singapore Technologies Engineering Ltd.	Aerospace & Defense	2,993,000	3,614,294
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	6,518,000	8,476,484

			36,668,771

South Africa 10.0%
Anglo American PLC	Metals & Mining	725,485	15,017,776
Liberty Group Ltd.	Insurance	35,328	293,441
Nampak Ltd.	Containers & Packaging	431,400	1,022,292
Nedcor Ltd.	Commercial Banks	291,497	2,929,212
[a]Nedcor Ltd., 144A	Commercial Banks	63,958	642,705
Old Mutual PLC	Insurance	1,718,360	3,264,267
Remgro Ltd.	Diversified Financial Services	1,043,070	12,571,202
SABMiller PLC	Beverages	1,016,424	13,226,755
Sappi Ltd.	Paper & Forest Products	316,300	4,878,438
Sasol Ltd.	Oil & Gas	378,400	5,922,515

			59,768,603

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
South Korea 14.5%
CJ Corp.	Food Products	105,070	$5,683,146
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	543,350	6,559,699
Dong-A Pharmaceutical Co. Ltd.	Pharmaceuticals	65,303	791,209
Hite Brewery Co. Ltd.	Beverages	87,140	6,183,886
Hyundai Autonet Co.	Auto Components	498,000	1,159,342
Hyundai Development Co.	Construction & Engineering	463,300	4,310,234
Kangwon Land Inc.	Hotels Restaurants & Leisure	788,365	8,733,078
Korea Electric Power Corp.	Electric Utilities	289,649	4,662,459
Korea Gas Corp.	Gas Utilities	89,600	2,597,663
KT Corp.	Diversified Telecommunication Services	175,060	5,855,533
LG Chem Ltd.	Chemicals	149,270	5,051,023
LG Household & Health Care Ltd.	Household Products	94,760	2,702,157
LG International Corp.	Trading Companies & Distributors	325,440	2,247,522
LG Petrochemical Co. Ltd.	Chemicals	146,810	2,941,282
POSCO	Metals & Mining	25,930	3,343,635
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	21,580	8,908,403
Samsung Fine Chemicals	Chemicals	221,490	3,201,110
Samsung Heavy Industries Co. Ltd.	Machinery	1,301,840	5,836,029
SK Corp.	Oil & Gas	33,410	1,324,256
SK Telecom Co. Ltd.	Wireless Telecommunication Services	27,970	4,599,135

			86,690,801

Spain 1.5%
Telefonica SA	Diversified Telecommunication Services	597,300	8,829,456

Taiwan 11.8%
Acer Inc.	Computers & Peripherals	3,411,000	4,796,085
Cheng Shin Rubber Industry Co. Ltd.	Auto Components	1,207,000	1,578,716
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	3,162,000	5,451,724
D-Link Corp.	Communications Equipment	3,870,000	4,521,136
Delta Electronics Inc.	Electronic Equipment & Instruments	5,191,467	6,512,482
Elan Microelectronics Corp.	Semiconductors & Semiconductor Equipment	2,641,000	1,962,693
Kinpo Electronics Inc.	Office Electronics	3,283,200	1,542,050
Lite-on Technology Corp.	Computers & Peripherals	6,367,000	6,681,186
Mega Financial Holdings Co. Ltd.	Commercial Banks	6,152,503	4,060,213
Micro-Star International Co. Ltd.	Computers & Peripherals	3,974,000	4,370,927
Phoenixtec Power Co. Ltd.	Electrical Equipment	702,000	688,645
President Chain Store Corp.	Food & Staples Retailing	1,184,000	2,234,958
Princeton Technology Corp.	Semiconductors & Semiconductor Equipment	666,000	841,409
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	2,371,000	4,123,172
Taiwan Cellular Corp.	Wireless Telecommunication Services	12,155,302	11,562,713

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Taiwan (cont.)
Tsann Kuen Enterprise Co. Ltd.	Household Durables	784,000	$978,835
UNI-President Enterprises Corp.	Food Products	10,644,600	4,746,403
Yuanta Core Pacific Securities Co.	Capital Markets	6,289,212	3,926,084

			70,579,431

Thailand 1.0%
BEC World Public Co. Ltd., fgn.	Media	3,740,900	1,665,266
Delta Electronics (Thailand) Public Co. Ltd.	Electronic Equipment & Instruments	1,552,900	881,186
Land and House Public Co. Ltd., fgn.	Household Durables	2,234,700	532,917
National Finance Public Co. Ltd., fgn.	Consumer Finance	2,221,134	798,598
[a]Thai Military Bank Public Company Ltd., fgn.	Commercial Banks	20,821,000	1,981,012
[a]True Corp. PLC, rts.	Diversified Telecommunication Services	344,616	—

			5,858,979

Turkey 2.0%
[a]Arcelik AS, Br.	Household Durables	1,048,826,400	5,194,659
Migros Turk T.A.S.	Food & Staples Retailing	788,539,500	3,825,796
Tupras-Turkiye Petrol Rafineleri AS	Oil & Gas	419,000,000	2,752,864

			11,773,319

United Kingdom 1.3%
HSBC Holdings PLC	Commercial Banks	499,299	7,521,684

Total Long Term Investments (Cost $484,833,349)			558,751,398

		PRINCIPAL AMOUNT
Short Term Investments (Cost $41,316,648) 6.9%
[c]U.S. Treasury Bills, .91% to 1.22%, with maturities to 9/23/04		$41,373,000	41,300,296

Total Investments (Cost $526,149,997) 100.2%			600,051,694
Other Assets, less Liabilities (.2)%			(958,781)

Net Assets 100.0%			$599,092,913

[a]Non-income	producing.
[b]See	Note 7 regarding other considerations
[c]Security	is traded on a discount basis; the rate shown is the effective yield at the time of purchase by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$526,149,997

Value	600,051,694
Cash	1,340
Foreign currency, at value (cost $200,292)	176,634
Receivables:
Investment securities sold	1,056,525
Capital shares sold	2,376,445
Dividends	2,212,918

Total assets	605,875,556

Liabilities:
Payables:
Investment securities purchased	5,686,484
Capital shares redeemed	253,005
Affiliates	751,823
Other liabilities	91,331

Total liabilities	6,782,643

Net assets, at value	$599,092,913

Net assets consist of:
Distributions in excess of net investment income	$(846,897)
Net unrealized appreciation (depreciation)	73,875,300
Accumulated net realized gain (loss)	(153,634,204)
Capital shares	679,698,714

Net assets, at value	$599,092,913

Class 1:
Net assets, at value	$379,579,616

Shares outstanding	53,802,769

Net asset value and offering price per share	$7.06

Class 2:
Net assets, at value	$219,503,464

Shares outstanding	31,307,851

Net asset value and offering price per share	$7.01

Class 3:
Net assets, at value	$9,833

Shares outstanding	1,403

Net asset value and offering price per share[a]	$7.01

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $1,052,684)
Dividends	$9,314,063
Interest	174,048

Total investment income	9,488,111

Expenses:
Management fees (Note 3)	3,664,327
Administrative fees (Note 3)	410,665
Distribution fees — Class 2 (Note 3)	258,557
Transfer agent fees	2,268
Custodian fees (Note 4)	171,417
Reports to shareholders	87,072
Professional fees	14,517
Trustees’ fees and expenses	1,909
Other	12,072

Total expenses	4,622,804

Net investment income	4,865,307

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $2,166,552) (Note 1(f))	46,275,655
Foreign currency transactions	(332,624)

Net realized gain (loss)	45,943,031
Net unrealized appreciation (depreciation) on:
Investments	(50,781,867)
Translation of assets and liabilities denominated in foreign currencies	(6,676)
Deferred taxes (Note 1(f))	1,914,669

Net unrealized appreciation (depreciation)	(48,873,874)

Net realized and unrealized gain (loss)	(2,930,843)

Net increase (decrease) in net assets resulting from operations	$1,934,464

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$4,865,307	$8,383,604
Net realized gain (loss) from investments and foreign currency transactions	45,943,031	18,835,829
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(48,873,874)	141,314,261

Net increase (decrease) in net assets resulting from operations	1,934,464	168,533,694
Distributions to shareholders from net investment income:
Class 1	(7,597,672)	(3,521,009)
Class 2	(4,066,275)	(1,068,523)
Class 3	(190)	—

Total distributions to shareholders	(11,664,137)	(4,589,532)
Capital share transactions: (Note 2)
Class 1	25,498,345	18,051,739
Class 2	53,061,823	41,851,167
Class 3	10,000	—

Total capital share transactions	78,570,168	59,902,906
Net increase (decrease) in net assets	68,840,495	223,847,068
Net assets:
Beginning of period	530,252,418	306,405,350

End of period	$599,092,913	$530,252,418

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(846,897)	$5,951,933

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Effective May 3, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2004		December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,347,418	$39,635,300	10,436,573	$60,506,599
Shares issued in reinvestment of distributions	1,105,920	7,597,672	652,039	3,521,009
Shares redeemed	(2,998,574)	(21,734,627)	(8,573,395)	(45,975,869)

Net increase (decrease)	3,454,764	$25,498,345	2,515,217	$18,051,739

Class 2 Shares:
Shares sold	12,520,289	$92,150,202	30,181,277	$163,641,071
Shares issued in reinvestment of distributions	595,355	4,066,275	198,398	1,068,523
Shares redeemed	(5,908,870)	(43,154,654)	(23,541,038)	(122,858,427)

Net increase (decrease)	7,206,774	$53,061,823	6,838,637	$41,851,167

Class 3 Shares:
Shares sold	1,403	$10,000

Net increase (decrease)	1,403	$10,000

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan. For the period ended June 30, 2004, Class 3 did not incur a distribution services fee.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $197,860,620 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2006	$19,633,396
2007	91,657,992
2009	62,323,035
2010	24,246,197

$197,860,620

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $115,389. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$532,719,188

Unrealized appreciation	$88,457,675
Unrealized depreciation	(21,125,169)

Net unrealized appreciation (depreciation)	$67,332,506

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $295,512,865 and $234,620,780, respectively.

7. OTHER CONSIDERATIONS

TAML, as the Fund’s Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. Currently, the Manager serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1, Class 2 and Class 3 shareholders.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Austria	0.0006	0.0027	0.0006	0.0026	0.0006	0.0026
Bermuda	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001
Brazil	0.0002	0.0125	0.0002	0.0118	0.0002	0.0118
Chile	0.0001	0.0002	0.0001	0.0001	0.0001	0.0001
China	0.0000	0.0054	0.0000	0.0051	0.0000	0.0051
Croatia	0.0000	0.0006	0.0000	0.0006	0.0000	0.0006
Czech Republic	0.0001	0.0005	0.0001	0.0005	0.0001	0.0005
Egypt	0.0000	0.0007	0.0000	0.0006	0.0000	0.0006
Greece	0.0000	0.0039	0.0000	0.0037	0.0000	0.0037
Hong Kong	0.0000	0.0159	0.0000	0.0150	0.0000	0.0150
Hungary	0.0003	0.0011	0.0003	0.0011	0.0003	0.0011
India	0.0057	0.0130	0.0057	0.0123	0.0057	0.0123
Indonesia	0.0014	0.0067	0.0014	0.0063	0.0014	0.0063
Luxembourg	0.0000	0.0011	0.0000	0.0011	0.0000	0.0011
Malaysia	0.0005	0.0013	0.0005	0.0013	0.0005	0.0013
Mexico	0.0000	0.0083	0.0000	0.0079	0.0000	0.0079
Philippines	0.0003	0.0008	0.0003	0.0007	0.0003	0.0007
Poland	0.0001	0.0003	0.0001	0.0003	0.0001	0.0003
Portugal	0.0000	0.0001	0.0000	0.0000	0.0000	0.0000
Russia	0.0005	0.0022	0.0005	0.0021	0.0005	0.0021
Singapore	0.0021	0.0113	0.0021	0.0107	0.0021	0.0107
South Africa	0.0008	0.0365	0.0008	0.0345	0.0008	0.0345
South Korea	0.0041	0.0171	0.0041	0.0162	0.0041	0.0162
Switzerland	0.0000	0.0002	0.0000	0.0002	0.0000	0.0002
Taiwan	0.0026	0.0067	0.0026	0.0063	0.0026	0.0063
Thailand	0.0002	0.0030	0.0002	0.0028	0.0002	0.0028
Turkey	0.0000	0.0039	0.0000	0.0037	0.0000	0.0037
United Kingdom	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004

Total	$0.0196	$0.1565	$0.0196	$0.1480	$0.0196	$0.1480

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Foreign Securities Fund – Class 1 delivered a +4.31% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests predominantly in investments of issuers located outside the U.S., including in emerging markets.

Performance Overview

You can find the Fund’s total return in the Performance Summary. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which returned 4.86% for the six-month period ended June 30, 2004.1 From May 3, 2004, through June 30, 2004, the MSCI EAFE Index returned 2.67%.1

Economic and Market Overview

Exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities’ intervention appeared effective in slowing its gross domestic product (GDP) growth. Officials there targeted a growth rate of 7% for 2004, after China’s GDP grew 9.1% in 2003.2 The slowdown was widely anticipated, as was the ripple effect on export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe’s largest economy, indicated improvement in spending plans, income expectations and economic outlook. This reflected, in part, a decline in oil prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June.3 Improving Europe’s consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: South China Morning Post, 5/1/04.

3. Source: Reuters, “German unemployment level falls,” 7/6/04.

4. Sources: afxnews.com, “ECB’s Issing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter when local stock market indexes in China, Russia, Taiwan, South Korea and Brazil delivered double-digit declines. Asian stock markets were weak due to China. Russian markets reacted to what some investors considered political interference in the markets following the troubles of oil company YUKOS. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the returns of these few markets were hardly typical.

Most stock market indexes traded nervously in the first half of 2004, but overall did not move significantly in either direction. Excluding the Nikkei 225 Stock Average, which rose 9.27% in U.S. dollar terms for the six months ended June 30, 2004, most major indexes delivered relatively flat returns.5 The MSCI All Country World Index’s six-month total return was 3.57% — in aggregate, stock market gains were modest for the reporting period.5

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, the Fund’s performance benefited from strong stock selection in the consumer discretionary sector, which outperformed the overall return of the MSCI EAFE Index (the Index).6 The performance of such consumer discretionary holdings as Sony, Denso, Autoliv, Michelin and Reuters Group more than offset the

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

6. The consumer discretionary sector comprises auto components, automobiles, household durables and media in the Statement of Investments (SOI).

Fund’s slight average underweighting relative to the Index for the period. Strong stock selection in the Fund’s underweighted health care sector position also helped performance relative to the Index, and Fund holdings Aventis, Celltech Group and Ono Pharmaceuticals particularly contributed to the Fund’s overall performance.7 During the reporting period, Aventis and Celltech received acquisition bids at premiums to their previous share prices, which boosted their stocks’ performances. The Fund’s information technology (IT) sector holdings outperformed the Index’s IT sector and overall results for the reporting period, and Fund holdings Nintendo, Hitachi and Check Point Software were notable contributors.8

The Fund’s overweighted materials sector exposure detracted from performance due to poor stock selection within the sector, as well as the materials sector’s underperformance relative to the Index during the period.9 Within the materials sector, Fund holdings POSCO, Barrick Gold and Cia Vale do Rio Doce negatively impacted performance. Although generating positive absolute returns, the utilities, financials and consumer staples sectors also hindered relative performance during the period as they underperformed the overall Index.10

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

7. The health care sector comprises biotechnology, health care equipment and supplies, and health care providers and services in the SOI.

8. The information technology sector comprises IT services, software, computers and peripherals, electronic equipment and instruments, and semiconductors and semiconductor equipment in the SOI.

9. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI.

10. The utilities sector comprises electric utilities, gas utilities, and multi-utilities and unregulated power in the SOI. The financials sector comprises commercial banks, thrifts and mortgage finance, diversified financial services, capital markets, insurance and real estate in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the SOI.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund 6/30/04

Company Sector/Industry, Country	% of Total Net Assets

Cheung Kong Holdings Ltd.	2.0%
Real Estate, Hong Kong

Nippon Telegraph & Telephone Corp.	2.0%
Diversified Telecommunication Services, Japan

Denso Corp.	1.7%
Auto Components, Japan

Sony Corp.	1.7%
Household Durables, Japan

Nintendo Co. Ltd.	1.6%
Software, Japan

GlaxoSmithKline PLC	1.6%
Pharmaceuticals, U.K.

Samsung Electronics Co. Ltd.	1.6%
Semiconductors & Semiconductor Equipment, South Korea

Aventis SA	1.5%
Pharmaceuticals, France

Telefonos de Mexico SA de CV (Telmex), L, ADR	1.3%
Diversified Telecommunication Services, Mexico

BP PLC	1.2%
Oil & Gas, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.37		$9.51	$11.85	$18.78	$22.25	$20.69

Income from investment operations:
Net investment income[b]	.17		.19	.22	.23	.40	.33
Net realized and unrealized gains (losses)	.36		2.87	(2.37)	(5.23)	(.95)	3.78

Total from investment operations	.53		3.06	(2.15)	(5.00)	(.55)	4.11

Less distributions from:
Net investment income	(.15)		(.20)	(.19)	(.26)	(.43)	(.57)
Net realized gains	—		—	—	(1.67)	(2.49)	(1.98)

Total distributions	(.15)		(.20)	(.19)	(1.93)	(2.92)	(2.55)

Net asset value, end of period	$12.75		$12.37	$9.51	$11.85	$18.78	$22.25

Total return[c]	4.31%		32.55%	(18.40)%	(15.75)%	(2.19)%	23.61%
Ratios/supplemental data
Net assets, end of period (000’s)	$467,478		$472,665	$397,420	$565,220	$776,495	$1,056,798
Ratios to average net assets:
Expenses	.82%	[d]	.87%	.88%	.90%	.87%	.85%
Net investment income	2.78%	[d]	1.81%	1.97%	1.59%	2.08%	1.69%
Portfolio turnover rate	2.87%		18.01%	28.12%	20.00%	32.81%	30.04%

[a]Financial	highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Securities Fund as a result of a merger May 1, 2000.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.24		$9.42	$11.74	$18.67	$22.13	$20.61

Income from investment operations:
Net investment income[b]	.16		.15	.17	.18	.31	.25
Net realized and unrealized gains (losses)	.35		2.85	(2.32)	(5.21)	(.90)	3.78

Total from investment operations	.51		3.00	(2.15)	(5.03)	(.59)	4.03

Less distributions from:
Net investment income	(.14)		(.18)	(.17)	(.23)	(.38)	(.53)
Net realized gains	—		—	—	(1.67)	(2.49)	(1.98)

Total distributions	(.14)		(.18)	(.17)	(1.90)	(2.87)	(2.51)

Net asset value, end of period	$12.61		$12.24	$9.42	$11.74	$18.67	$22.13

Total return[c]	4.16%		32.21%	(18.56)%	(15.99)%	(2.38)%	23.23%
Ratios/supplemental data
Net assets, end of period (000’s)	$978,598		$653,594	$299,760	$225,505	$187,115	$101,365
Ratios to average net assets:
Expenses	1.07%	[d]	1.12%	1.13%	1.15%	1.12%	1.10%
Net investment income	2.53%	[d]	1.56%	1.72%	1.32%	1.66%	1.26%
Portfolio turnover rate	2.87%		18.01%	28.12%	20.00%	32.81%	30.04%

[a]Financial	highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Fund a result of a merger May 1, 2000.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlights (continued)

	Class 3
	Period Ended June 30, 2004[c] (unaudited)
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.48

Income from investment operations:
Net investment income[a]	.04
Net realized and unrealized gains (losses)	.23

Total from investment operations	.27

Less distributions from:
Net investment income	(.14)
Net realized gains	—

Total distributions	(.14)

Net asset value, end of period	$12.61

Total return[b]	2.15%
Ratios/supplemental data
Net assets, end of period (000’s)	$4,644
Ratios to average net assets:
Expenses	1.07%	[d]
Net investment income	2.53%	[d]
Portfolio turnover rate	2.87%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 3, 2004 (effective date) to June 30, 2004.
[d]Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES	VALUE
Common Stocks 83.2%
Aerospace & Defense 1.0%
BAE Systems PLC	United Kingdom	3,544,411	$14,092,926

Air Freight & Logistics 1.0%
Deutsche Post AG	Germany	677,613	14,608,668

Airlines .5%
Qantas Airways Ltd.	Australia	3,060,000	7,503,239

Auto Components 3.8%
Autoliv Inc., SDR	Sweden	393,611	16,433,224
Denso Corp.	Japan	1,044,800	24,321,056
Michelin SA, B	France	266,820	14,754,260

			55,508,540

Automobiles .5%
Volkswagen AG	Germany	181,815	7,675,812

Biotechnology .4%
[a]CellTech Group PLC	United Kingdom	630,000	6,272,351

Capital Markets 2.2%
[a]Ainax AB, 144A	Sweden	23,823	782,720
Amvescap PLC	United Kingdom	920,450	6,276,327
Nomura Holdings Inc.	Japan	865,730	12,813,581
UBS AG	Switzerland	161,000	11,344,818

			31,217,446

Chemicals 3.3%
Akzo Nobel NV	Netherlands	329,003	12,100,496
BASF AG	Germany	324,369	17,384,028
Bayer AG, Br.	Germany	333,400	9,613,447
Lonza Group AG	Switzerland	173,400	8,784,917

			47,882,888

Commercial Banks 6.1%
Abbey National PLC	United Kingdom	1,919,500	17,866,297
DBS Group Holdings Ltd.	Singapore	662,000	5,534,442
DBS Group Holdings Ltd., 144A	Singapore	650,000	5,434,120
Hana Bank	South Korea	343,270	7,248,626
HSBC Holdings PLC	United Kingdom	147,855	2,227,360
[a]Kookmin Bank, ADR	South Korea	314,560	9,870,893
Lloyds TSB Group PLC	United Kingdom	1,387,500	10,863,827
National Australia Bank Ltd.	Australia	706,300	14,681,578
Nordea Bank AB, FDR	Sweden	2,135,083	15,378,063

			89,105,206

Commercial Services & Supplies 1.4%
Rentokil Initial PLC	United Kingdom	3,720,100	9,748,548
Securitas AB, B	Sweden	809,980	10,107,345
Societe BIC SA	France	23,250	1,034,741

			20,890,634

Computers & Peripherals .5%
NEC Corp.	Japan	1,058,000	7,446,675

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Construction Materials .6%
Cemex SA, ADR	Mexico	315,900	$9,192,690

Diversified Financial Services 1.4%
ING Groep NV	Netherlands	450,610	10,635,740
Rodamco Europe NV	Netherlands	164,000	9,906,683

			20,542,423

Diversified Telecommunication Services 8.2%
BCE Inc.	Canada	815,260	16,235,273
Chunghwa Telecom Co. Ltd., ADR	Taiwan	728,900	12,857,796
KT Corp., ADR	South Korea	420,880	7,592,675
Nippon Telegraph & Telephone Corp.	Japan	5,385	28,771,984
Telecom Corp. of New Zealand Ltd.	New Zealand	2,553,026	9,533,234
Telefonica SA, ADR	Spain	247,113	11,028,653
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	585,469	19,478,554
Telenor ASA	Norway	2,003,100	13,929,080

			119,427,249

Electric Utilities 3.2%
E.On AG	Germany	188,653	13,587,845
Endesa SA	Spain	547,398	10,549,298
Hong Kong Electric Holdings Ltd.	Hong Kong	1,800,000	7,454,037
Iberdrola SA, Br.	Spain	528,222	11,150,161
Korea Electric Power Corp.	South Korea	250,000	4,024,232

			46,765,573

Electrical Equipment 1.1%
Kidde PLC	United Kingdom	2,724,071	5,903,422
[a]Vestas Wind Systems AS	Denmark	502,800	7,386,553
[a]Vestas Wind Systems AS, 144A	Denmark	167,600	2,462,184

			15,752,159

Electronic Equipment & Instruments 1.2%
Hitachi Ltd.	Japan	2,561,867	17,632,426

Energy Equipment & Services .4%
IHC Caland NV	Netherlands	115,874	5,389,587

Food & Staples Retailing .7%
J Sainsbury PLC	United Kingdom	1,830,860	9,454,452

Food Products 2.4%
Cadbury Schweppes PLC	United Kingdom	812,000	7,005,713
Nestle SA	Switzerland	51,790	13,811,769
Unilever PLC	United Kingdom	1,357,834	13,321,755

			34,139,237

Health Care Equipment & Supplies
Olympus Corp.	Japan	25,000	471,979

Health Care Providers & Services .6%
Mayne Group Ltd.	Australia	3,390,208	8,053,143

Household Durables 3.2%
Koninklijke Philips Electronics NV	Netherlands	576,739	15,528,371
Persimmon PLC	United Kingdom	614,500	7,042,980
Sony Corp.	Japan	644,654	24,281,977

			46,853,328

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Industrial Conglomerates 1.9%
Hutchison Whampoa Ltd.	Hong Kong	1,962,000	$13,394,767
Smiths Group PLC	United Kingdom	1,049,900	14,213,310

			27,608,077

Insurance 6.6%
ACE Ltd.	Bermuda	337,803	14,282,311
AMP Ltd.	Australia	2,878,337	12,691,999
AXA SA	France	479,792	10,565,663
AXA SA, 144A	France	40,480	891,424
Sampo OYJ, A	Finland	1,292,550	12,549,182
Sompo Japan Insurance Inc.	Japan	1,694,000	17,310,269
Swiss Reinsurance Co.	Switzerland	235,318	15,285,148
XL Capital Ltd., A	Bermuda	162,428	12,256,817

			95,832,813

IT Services .3%
Satyam Computers Services Ltd.	India	728,666	4,841,132

Machinery .9%
Volvo AB, B	Sweden	369,264	12,843,198

Media 3.8%
British Sky Broadcasting Group PLC	United Kingdom	349,623	3,943,736
Pearson PLC	United Kingdom	1,008,500	12,253,727
Reed Elsevier NV	Netherlands	877,400	12,318,806
Reuters Group PLC	United Kingdom	950,800	6,388,441
Wolters Kluwer NV	Netherlands	380,280	6,902,994
Yell Group PLC	United Kingdom	2,000,000	12,504,080

			54,311,784

Metals & Mining 2.2%
Alcan Inc.	Canada	55,334	2,288,949
Barrick Gold Corp.	Canada	330,494	6,551,953
BHP Billiton Ltd.	Australia	1,338,050	11,679,066
POSCO, ADR	South Korea	331,100	11,095,161

			31,615,129

Multi-Utilities & Unregulated Power 1.7%
National Grid Transco PLC	United Kingdom	1,742,960	13,449,448
Suez SA	France	554,600	11,545,030

			24,994,478

Oil & Gas 5.5%
BP PLC	United Kingdom	2,051,720	18,120,265
Eni SpA	Italy	845,840	16,794,750
Repsol YPF SA	Spain	723,515	15,844,743
Shell Transport & Trading Co. PLC	United Kingdom	2,467,253	18,098,797
Total SA, B	France	54,077	10,309,717

			79,168,272

Paper & Forest Products 2.1%
Stora Enso OYJ, R	Finland	972,230	13,164,492
UPM-Kymmene Corp.	Finland	911,384	17,342,165

			30,506,657

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Pharmaceuticals 4.7%
Aventis SA	France	294,748	$22,251,424
GlaxoSmithKline PLC	United Kingdom	1,121,400	22,695,629
Ono Pharmaceutical Co. Ltd.	Japan	299,000	14,057,371
[a]Shire Pharmaceuticals Group PLC	United Kingdom	928,000	8,103,297
Takeda Pharmaceutical Co. Ltd.	Japan	33,200	1,457,435

			68,565,156

Real Estate 3.0%
Cheung Kong Holdings Ltd.	Hong Kong	4,022,137	29,651,130
Swire Pacific Ltd., B	Hong Kong	12,648,627	14,351,694

			44,002,824

Road & Rail .4%
East Japan Railway Co.	Japan	1,100	6,169,638

Semiconductors & Semiconductor Equipment 1.9%
Samsung Electronics Co. Ltd.	South Korea	54,850	22,642,536
Taiwan Semiconductor Manufacturing Co.	Taiwan	2,846,234	4,095,057

			26,737,593

Software 2.1%
[a]Check Point Software Technologies Ltd.	Israel	268,550	7,248,165
Nintendo Co. Ltd.	Japan	196,000	22,722,815

			29,970,980

Thrifts & Mortgage Finance
Housing Development Finance Corp. Ltd.	India	41,040	461,639

Wireless Telecommunication Services 2.4%
China Mobile (Hong Kong) Ltd., fgn.	China	2,932,000	8,871,406
SK Telecom Co. Ltd., ADR	South Korea	546,520	11,524,030
Vodafone Group PLC, ADR	United Kingdom	637,690	14,092,949

			34,488,385

Total Common Stocks (Cost $1,021,115,857)			1,207,996,386

Preferred Stocks .7%
Automobiles .3%
Volkswagen AG, pfd.	Germany	160,254	4,640,354

Metals & Mining .4%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	132,792	5,192,167

Total Preferred Stocks (Cost $8,049,894)			9,832,521

Total Long Term Investments (Cost $1,029,165,751)			1,217,828,907

Short Term Investment (Cost $234,456,771) 16.2%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	234,456,771	234,456,771

Total Investments (Cost $1,263,622,522) 100.1%			1,452,285,678
Other Assets, less Liabilities (.1)%			(1,565,589)

Net Assets 100.0%			$1,450,720,089

[a]Non-income	producing.
[b]See	Note 7 regarding investments in the affiliated Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,029,165,751
Cost - Sweep money fund (Note 7)	234,456,771

Value - Unaffiliated issuers	1,217,828,907
Value - Sweep money fund (Note 7)	234,456,771
Cash	83,149
Foreign currency, at value (cost $1,752)	1,748
Receivables:
Investment securities sold	30,386
Capital shares sold	3,847,666
Dividends and interest	3,018,531

Total assets	1,459,267,158

Liabilities:
Payables:
Investment securities purchased	6,166,698
Capital shares redeemed	740,585
Affiliates	1,233,713
Deferred tax liability (Note 1(f))	100,371
Other liabilities	305,702

Total liabilities	8,547,069

Net assets, at value	$1,450,720,089

Net assets consist of:
Undistributed net investment income	$ 15,189,146
Net unrealized appreciation (depreciation)	188,658,573
Accumulated net realized gain (loss)	(133,078,189)
Capital shares	1,379,950,559

Net assets, at value	$1,450,720,089

Class 1:
Net assets, at value	$ 467,477,509

Shares outstanding	36,668,555

Net asset value and offering price per share	$ 12.75

Class 2:
Net assets, at value	$ 978,598,367

Shares outstanding	77,609,855

Net asset value and offering price per share	$ 12.61

Class 3:
Net assets, at value	$ 4,644,213

Shares outstanding	368,422

Net asset value and offering price per share	$ 12.61

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $2,900,856)
Dividends
Unaffiliated issuers	$22,496,136
Sweep money fund (Note 7)	706,051
Interest	1,752

Total investment income	23,203,939

Expenses:
Management fees (Note 3)	4,082,136
Administrative fees (Note 3)	767,544
Distribution fees (Note 3)
Class 2	1,020,429
Class 3	965
Custodian fees (Note 4)	151,505
Transfer agent fees	13,000
Other	245,836

Total expenses	6,281,415
Expense reductions (Note 4)	(187)

Net expenses	6,281,228

Net investment income	16,922,711

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	13,882,354
Foreign currency transactions	(285,844)

Net realized gain (loss)	13,596,510

Net unrealized appreciation (depreciation) on:
Investments	18,509,414
Translation of assets and liabilities denominated in foreign currencies	488,675
Deferred taxes (Note 1(f))	524,038

Net unrealized appreciation (depreciation)	19,522,127

Net realized and unrealized gain (loss)	33,118,637

Net increase (decrease) in net assets resulting from operations	$50,041,348

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$ 16,922,711	$ 13,945,725
Net realized gain (loss) from investments and foreign currency transactions	13,596,510	(31,091,065)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	19,522,127	272,127,433

Net increase (decrease) in net assets resulting from operations	50,041,348	254,982,093
Distributions to shareholders from net investment income:
Class 1	(5,478,306)	(7,698,069)
Class 2	(10,189,845)	(6,848,227)
Class 3	(37,708)	—

Total distributions to shareholders	(15,705,859)	(14,546,296)
Capital share transactions: (Note 2)
Class 1	(19,483,272)	(35,694,170)
Class 2	305,049,418	224,338,382
Class 3	4,558,589	—

Total capital share transactions	290,124,735	188,644,212
Redemption fees	404	—
Net increase (decrease) in net assets	324,460,628	429,080,009
Net assets:
Beginning of period	1,126,259,461	697,179,452

End of period	$ 1,450,720,089	$1,126,259,461

Undistributed net investment income included in net assets:
End of period	$ 15,189,146	$ 13,972,294

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statement of Changes.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Effective May 3, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,360,776	$17,346,911	4,070,068	$41,441,600
Shares issued in reinvestment of distributions	437,215	5,478,306	745,937	7,698,069
Shares redeemed	(3,327,947)	(42,308,489)	(8,386,415)	(84,833,839)

Net increase (decrease)	(1,529,956)	$(19,483,272)	(3,570,410)	$(35,694,170)

Class 2 Shares:
Shares sold	28,820,204	$363,217,725	77,265,095	$769,052,246
Shares issued in reinvestment of distributions	821,761	10,189,845	669,785	6,848,227
Shares redeemed	(5,423,282)	(68,358,152)	(56,376,439)	(551,562,091)

Net increase (decrease)	24,218,683	$305,049,418	21,558,441	$224,338,382

Class 3 Shares:[a]
Shares sold	413,118	$5,115,861
Shares issued in reinvestment of distributions	3,034	37,599
Shares redeemed	(47,730)	(594,871)

Net increase (decrease)	368,422	$4,558,589

[a]For	the period May 3, 2004 (effective date) to June 30, 2004.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.750%	First $200 million
.675%	Over $200 million, up to and including $1.3 billion
.600%	Over $1.3 billion

The Fund pays business management fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $146,623,002 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$25,468,205
2010	54,671,097
2011	66,483,700

$146,623,002

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $51,695. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$1,263,929,272

Unrealized appreciation	244,102,408
Unrealized depreciation	(55,746,002)

Net unrealized appreciation (depreciation)	$188,356,406

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $273,481,490 and $31,361,392, respectively.

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

At December 31, 2003, more than 50% of the Templeton Foreign Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1, Class 2 and Class 3 shareholders.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0001	0.0028	0.0001	0.0025	0.0001	0.0025
Bermuda	0.0000	0.0028	0.0000	0.0025	0.0000	0.0025
Brazil	0.0005	0.0025	0.0005	0.0023	0.0005	0.0023
Canada	0.0007	0.0034	0.0007	0.0031	0.0007	0.0031
China	0.0000	0.0012	0.0000	0.0010	0.0000	0.0010
Finland	0.0017	0.0079	0.0017	0.0072	0.0017	0.0072
France	0.0021	0.0092	0.0021	0.0083	0.0021	0.0083
Germany	0.0022	0.0127	0.0022	0.0115	0.0022	0.0115
Hong Kong	0.0002	0.0138	0.0002	0.0126	0.0002	0.0126
India	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004
Italy	0.0014	0.0065	0.0014	0.0059	0.0014	0.0059
Japan	0.0008	0.0059	0.0008	0.0053	0.0008	0.0053
Mexico	0.0000	0.0046	0.0000	0.0042	0.0000	0.0042
Netherlands	0.0028	0.0133	0.0028	0.0122	0.0028	0.0122
New Zealand	0.0006	0.0026	0.0006	0.0024	0.0006	0.0024
Singapore	0.0004	0.0014	0.0004	0.0013	0.0004	0.0013
South Korea	0.0017	0.0072	0.0017	0.0066	0.0017	0.0066
Spain	0.0014	0.0077	0.0014	0.0070	0.0014	0.0070
Sweden	0.0013	0.0076	0.0013	0.0069	0.0013	0.0069
Switzerland	0.0009	0.0044	0.0009	0.0040	0.0009	0.0040
Taiwan	0.0006	0.0018	0.0006	0.0016	0.0006	0.0016
United Kingdom	0.0049	0.0344	0.0049	0.0318	0.0049	0.0318

TOTAL	$0.0243	$0.1541	$0.0243	$0.1406	$0.0243	$0.1406

TEMPLETON GLOBAL ASSET ALLOCATION FUND

This semiannual report for Templeton Global Asset Allocation Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Global Asset Allocation Fund – Class 1 delivered a +2.26% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Asset Allocation Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest in lower-rated “junk bonds.”

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its broad equity benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index, which returned 3.57% for the six months under review, and it outperformed its fixed income benchmark, the J.P. Morgan Global Government Bond Index (JPM GGBI), which had a -1.50% total return in U.S. dollar terms for the same period.1

Economic and Market Overview

Exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities’ intervention appeared effective in slowing its gross domestic product (GDP) growth. Officials there targeted a growth rate of 7% for 2004, after China’s GDP grew 9.1% in 2003.2 The slowdown was widely anticipated, as was the ripple effect on export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe’s largest economy, indicated improvement in spending plans, income expectations and economic outlook. This reflected, in part, a decline in oil prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June.3 Improving Europe’s consumer demand was relevant to

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: South China Morning Post, 5/1/04.

3. Source: Reuters, “German unemployment level falls,” 7/6/04.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

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economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter when local stock market indexes in China, Russia, Taiwan, South Korea and Brazil delivered double-digit declines. Asian stock markets were weak due to China. Russian markets reacted to what some investors considered political interference in the markets following the troubles of oil company YUKOS. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the returns of these few markets were hardly typical.

Most stock market indexes traded nervously in the first half of 2004, but overall did not move significantly in either direction. Excluding the Nikkei 225 Stock Average, which rose 9.27% in U.S. dollar terms for the six months ended June 30, 2004, most major indexes delivered relatively flat returns.5

Global fixed income markets reacted to hiring improvement and higher inflation data in the U.S., and the U.S. dollar strengthened 2.85% on a trade-weighted basis relative to the country’s major trading partners.6 However, a higher current account deficit that we believe fundamentally explained dollar weakness in 2003 did not improve during the period.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

4. Source: afxnews.com, “ECB’s Issing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

6. Source: Federal Reserve.

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In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (Hedging Instruments) for hedging purposes.

Manager’s Discussion

Equity

The Fund’s performance benefited during the period under review from its overweighted equity position in the telecommunication services sector relative to the MSCI All Country World Index (the Index), as well as by our stock selection in that sector.7 Consistent with our strategy, we identified several investments in the telecommunication services sector based on strong cash flows and dividend yields we found attractive, and significant performers in the sector included Telenor, Chunghwa Telecom, and Nippon Telegraph and Telephone. The Fund was underweighted in the industrials sector relative to the Index; however, the Fund’s industrials stocks appreciated more than double the Index’s overall return.8 Within the industrials sector, the Fund’s strongest performers were in the capital goods industry, including such holdings as Volvo, Kidde, Boeing, BAE Systems and Rolls-Royce. The Fund’s overweighted consumer discretionary sector holdings, as well as our stock selection in that sector, also benefited the Fund’s performance relative to the Index.9 Significant performers from the consumer discretionary sector included Target, Toys R Us, Reed Elsevier and Wolters Kluwer. Other Fund sectors that outperformed those of the Index included materials, utilities, health care and information technology.10

During the six-month reporting period, the Fund’s financial sector holdings hurt the Fund’s relative performance.11 Within the financial sector, banks and real estate industry holdings detracted from relative performance, with such holdings as Kookmin Bank and Cheung Kong Holdings declining in value during the period. The energy and consumer staples sectors

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the Statement of Investments (SOI).

8. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment and machinery in the SOI.

9. The consumer discretionary sector comprises auto components, automobiles, household durables, leisure equipment and products, media, multiline retail and specialty retail in the SOI.

10. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the SOI. The utilities sector comprises electric utilities, and multi-utilities and unregulated power in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The information technology sector comprises computers and peripherals, electronic equipment and instruments, IT services, semiconductors and semiconductor equipment, and software in the SOI.

11. The financial sector comprises capital markets, commercial banks, diversified financial services, insurance and real estate in the SOI.

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities 6/30/04

% of Total Net Assets

Media	4.6%

Pharmaceuticals	4.4%

Diversified Telecommunication Services	4.1%

Commercial Banks	3.8%

Insurance	3.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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produced positive absolute returns but underperformed the Index’s overall return for the period, also hindering the Fund’s relative performance.12

Fixed Income

In addition to income, developed market interest rate movements, currency returns and emerging market bonds contributed to the Fund’s performance during the six months under review.

The Fund was defensively positioned to a further rise in U.S. rates if the Federal Reserve Board raises interest rates, with a zero allocation to U.S. Treasury securities and shortened overall duration, or sensitivity to interest rate changes. In Europe, European Central Bank policymakers left the reference rate unchanged at 2.00%, and euro zone bond markets returned 1.97% in local currency terms.13 Elsewhere in Europe, Norway, Sweden and Hungary reduced interest rates by 50, 75 and 100 basis points (100 basis points equal 1.00%) to 1.75%, 2.00% and 11.50%, respectively, during the period. Correspondingly, Norwegian, Swedish and Hungarian bond markets generated positive returns over the six-month period, returning 2.30%, 2.66% and 2.38%, respectively, in local currency terms.15 New Zealand raised interest rates 75 basis points to 5.75%, and the bond market rose 1.12% in local currency terms, while Poland raised interest rates 50 basis points to 5.75%, and the bond market increased 0.49% in local currency terms.16

Following two years of depreciation, the U.S. dollar experienced some strengthening during the period, rising 2.85% on a trade-weighted basis relative to the country’s major trading partners. Although the U.S. portion of the JPM GGBI underperformed other global bond markets in local currency terms, the Fund’s underweighted position detracted from performance relative to the JPM GGBI given the U.S. dollar’s strength during the period. The euro depreciated 3.54% against the U.S. dollar, with the EMU bond declining 1.64% in U.S. dollar terms.17 Although the euro remained one of the Fund’s largest currency exposures, we reduced this allocation given that much of the U.S. dollar’s recent appreciation had been against the euro and because we saw better value in Asian and other European (non-euro) currencies.

12. The energy sector comprises oil and gas in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the SOI.

13. Source: J.P. Morgan.

14. Sources: Norges Bank; Severiges Riksbank; National Bank of Hungary.

15. Sources: Citigroup World Government Bond Index (WGBI); J.P. Morgan Global Bond Index Broad (GBI Broad).

16. Sources: Reserve Bank of New Zealand; National Bank of Poland; J.P. Morgan GBI Broad.

17. Sources: Reuters; J.P. Morgan.

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Other European currencies generated mixed results for the Fund. During the six-month period, the Norwegian krone depreciated 4.02% against the U.S. dollar and the Swedish krona fell 4.48%, while the

Hungarian forint rose 0.63% and the Polish zloty 1.24%.17 Currency returns combined with local market returns produced overall bond market returns of -1.81% in Norway, -1.34% in Sweden, 3.03% in Hungary and 1.74% in Poland.18

In Asia, the Fund benefited from its lack of exposure to the Japanese yen, which declined 1.78% against the U.S. dollar, bringing bond returns to -2.76% in U.S. dollar terms.19 The Fund also benefited from its overweighted position, relative to the JPM GGBI, in South Korea, whose bond market rose 7.26% in U.S. dollar terms following the Korean won’s 3.12% appreciation versus the U.S. dollar.20 The Fund continued to increase allocations to non-Japan Asia during the period given strong regional growth, trade patterns, and potential currency appreciation. Exposure to other Asian currencies hindered Fund performance, as the Thai baht depreciated 3.09% and the Indonesian bond market fell 3.20% in U.S. dollar terms.21

After producing strong returns the previous year, the Australian and New Zealand dollars depreciated 7.54% and 3.27% against the U.S. dollar during the six-month period.22 These currency returns negatively impacted Fund performance as Australian and New Zealand bond markets returned -5.65% and -2.19% in U.S. dollar terms.23 Consistent with our strategy, we viewed the Australian and New Zealand dollars as attractive given favorable interest rates relative to other developed markets, positive immigration trends, continued fiscal surpluses and strong trade links to Asia.

The Fund had investments in below investment-grade sovereign debt that typically compensates for greater credit risk by offering higher income or coupon than higher-rated securities. U.S. dollar-denominated emerging market debt experienced increased sensitivity to rising U.S. interest rates and declined 2.27% over the reporting period, as measured by the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG).24

18. Sources: Citigroup WGBI; J.P. Morgan GBI Broad.

19. Sources: Reuters; J.P. Morgan GBI Broad.

20. Sources: Reuters; HSBC ALBI South Korea Government Index.

21. Sources: Reuters; HSBC ALBI Indonesia Government Index.

22. Source: Reuters.

23. Source: J.P. Morgan GBI Broad.

24. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

Based on Total Net Assets 6/30/04

U.S.	15.0%

U.K.	9.3%

France	6.7%

Germany	6.3%

Sweden	6.1%

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Sovereign interest rate spreads rose from 4.03 percentage points greater than the U.S. Treasury bond at the beginning of the reporting period to 4.82 percentage points at period-end.25 Regionally, Latin American sovereign debt declined 2.97%, eastern Europe’s fell 2.68% and Asia’s declined 0.41%.24 Underlying macroeconomic fundamentals, however, appear to have remained stronger than in previous economic tightening cycles given improved debt structures and balance of payment positions. Euro-denominated emerging debt markets, on the other hand, outperformed overall global markets largely due to limited interest rate risk in the euro zone, which contributed favorably to relative Fund performance. The JPM EMBIG rose 2.22% in euro terms and declined 2.27% in U.S. dollar terms for the six months under review.24 During the period, the Fund reduced allocations to and shortened the duration of U.S. dollar-denominated emerging market securities and reallocated to local currency positions in investment-grade markets including South Korea, Poland and Hungary.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

25. Source: J.P. Morgan.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.78		$14.59	$15.51	$19.22	$23.37	$22.46

Income from investment operations:
Net investment income[b]	.27		.41	.39	.38 [e]	.44	.44
Net realized and unrealized gains (losses)	.14		4.23	(1.01)	(2.16)[e]	(.45)	3.78

Total from investment operations	.41		4.64	(.62)	(1.78)	(.01)	4.22

Less distributions from:
Net investment income	(.57)		(.45)	(.30)	(.26)	(.52)	(.50)
Net realized gains	—		—	—	(1.67)	(3.62)	(2.81)

Total distributions	(.57)		(.45)	(.30)	(1.93)	(4.14)	(3.31)

Net asset value, end of period	$18.62		$18.78	$14.59	$15.51	$19.22	$23.37

Total return[c]	2.26%		32.31%	(4.17)%	(9.72)%	.29%	22.86%
Ratios/supplemental data
Net assets, end of period (000’s)	$551,433		$572,798	$425,470	$501,074	$628,244	$671,549
Ratios to average net assets:
Expenses	.83%	[d]	.81%	.81%	.81%	.81%	.74%
Net investment income	2.86%	[d]	2.54%	2.56%	2.28% [e]	2.20%	2.06%
Portfolio turnover rate	12.50%		34.25%	27.27%	35.63%	30.32%	45.34%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	0.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.64		$14.49	$15.41	$19.13	$23.27	$22.38

Income from investment operations:
Net investment income[b]	.25		.36	.34	.33 [e]	.37	.36
Net realized and unrealized gains (losses)	.14		4.20	(1.00)	(2.15)[e]	(.43)	3.80

Total from investment operations	.39		4.56	(.66)	(1.82)	(.06)	4.16

Less distributions from:
Net investment income	(.54)		(.41)	(.26)	(.23)	(.46)	(.46)
Net realized gains	—		—	—	(1.67)	(3.62)	(2.81)

Total distributions	(.54)		(.41)	(.26)	(1.90)	(4.08)	(3.27)

Net asset value, end of period	$18.49		$18.64	$14.49	$15.41	$19.13	$23.27

Total return[c]	2.13%		31.95%	(4.39)%	(9.95)%	.04%	22.54%
Ratios/supplemental data
Net assets, end of period (000’s)	$58,897		$55,754	$39,926	$38,974	$32,346	$20,962
Ratios to average net assets:
Expenses	1.08%	[d]	1.06%	1.06%	1.06%	1.07%	.99%
Net investment income	2.61%	[d]	2.29%	2.31%	1.99% [e]	1.91%	1.71%
Portfolio turnover rate	12.50%		34.25%	27.27%	35.63%	30.32%	45.34%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	0.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES	VALUE
Common Stocks 64.1%
Aerospace & Defense 1.8%
BAE Systems PLC	United Kingdom	667,495	$2,654,026
Boeing Co.	United States	116,600	5,957,094
Rolls-Royce Group PLC	United Kingdom	464,247	2,119,513
[a]Rolls-Royce Group PLC, B	United Kingdom	68,352,850	148,749

			10,879,382

Air Freight & Logistics .9%
Deutsche Post AG	Germany	255,240	5,502,723

Auto Components 1.8%
Autoliv Inc., SDR	Sweden	129,000	5,385,739
Valeo SA	France	140,790	5,866,749

			11,252,488

Automobiles .5%
Volkswagen AG	Germany	70,650	2,982,681

Capital Markets 2.4%
[a]Ainax AB, 144A	Sweden	8,017	263,404
Amvescap PLC	United Kingdom	182,345	1,243,366
JP Morgan Chase & Co.	United States	154,870	6,004,310
Morgan Stanley	United States	30,900	1,630,593
Nomura Holdings Inc.	Japan	244,600	3,620,300
UBS AG	Switzerland	29,200	2,057,569

			14,819,542

Chemicals 2.8%
Akzo Nobel NV	Netherlands	63,665	2,341,553
BASF AG	Germany	100,840	5,404,356
Bayer AG, Br.	Germany	109,940	3,170,073
Dow Chemical Co.	United States	156,500	6,369,550

			17,285,532

Commercial Banks 3.8%
Abbey National PLC	United Kingdom	445,400	4,145,688
DBS Group Holdings Ltd.	Singapore	476,000	3,979,448
[a]Kookmin Bank, ADR	South Korea	164,670	5,167,345
Lloyds TSB Group PLC	United Kingdom	343,900	2,692,663
Nordea Bank AB, FDR	Sweden	955,960	6,885,359

			22,870,503

Commercial Services & Supplies .6%
R.R. Donnelley & Sons Co.	United States	103,660	3,422,853

Computers & Peripherals 1.0%
[a]Maxtor Corp.	United States	276,400	1,832,532
NEC Corp.	Japan	319,000	2,245,264
[a]Western Digital Corp.	United States	216,100	1,871,426

			5,949,222

Containers & Packaging 1.0%
Temple-Inland Inc.	United States	86,733	6,006,260

Diversified Financial Services 1.2%
ING Groep NV	Netherlands	312,632	7,379,048

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Diversified Telecommunication Services 4.1%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	141,200	$2,490,768
KT Corp., ADR	South Korea	208,260	3,757,010
Nippon Telegraph & Telephone Corp.	Japan	1,152	6,155,121
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	152,451
Telecom Corp. of New Zealand Ltd.	New Zealand	4,970	18,558
Telefonica SA, ADR	Spain	96,339	4,299,610
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	151,858	5,052,316
Telenor ASA	Norway	425,300	2,957,435

			24,883,269

Electric Utilities 1.8%
E.On AG	Germany	92,290	6,647,243
Endesa SA	Spain	122,000	2,351,149
Endesa SA, ADR	Spain	88,000	1,665,840

			10,664,232

Electrical Equipment 1.2%
Kidde PLC	United Kingdom	1,581,900	3,428,187
[a]Vestas Wind Systems AS	Denmark	204,300	3,001,338
[a]Vestas Wind Systems AS, 144A	Denmark	68,100	1,000,446

			7,429,971

Electronic Equipment & Instruments 1.0%
Hitachi Ltd.	Japan	845,000	5,815,837

Food & Staples Retailing 1.0%
J Sainsbury PLC	United Kingdom	1,166,200	6,022,187

Food Products 2.5%
Cadbury Schweppes PLC	United Kingdom	37,230	321,210
Kraft Foods Inc., A	United States	133,290	4,222,627
Nestle SA	Switzerland	22,300	5,947,142
Unilever PLC	United Kingdom	513,650	5,039,437

			15,530,416

Health Care Equipment & Supplies .1%
[a]Hospira Inc.	United States	11,800	325,680
Olympus Corp.	Japan	1,000	18,879

			344,559

Health Care Providers & Services 1.5%
AmerisourceBergen Corp.	United States	70,700	4,226,446
[a]Tenet Healthcare Corp.	United States	376,600	5,050,206

			9,276,652

Household Durables 2.1%
Koninklijke Philips Electronics NV	Netherlands	212,837	5,730,516
Sony Corp.	Japan	41,300	1,555,634
Sony Corp., ADR	Japan	136,900	5,209,045

			12,495,195

Insurance 3.3%
ACE Ltd.	Bermuda	101,700	4,299,876
AXA SA	France	210,734	4,640,645

TGA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Insurance (cont.)
Swiss Reinsurance Co.	Switzerland	95,570	$6,207,777
XL Capital Ltd., A	Bermuda	68,810	5,192,402

			20,340,700

IT Services 1.8%
[a]BearingPoint Inc.	United States	410,000	3,636,700
[a]Ceridian Corp.	United States	198,400	4,464,000
Satyam Computers Services Ltd.	India	431,198	2,864,805

			10,965,505

Leisure Equipment & Products .4%
Mattel Inc.	United States	131,100	2,392,575

Machinery 1.3%
Atlas Copco AB, A	Sweden	99,530	3,692,927
Volvo AB, B	Sweden	124,268	4,322,107

			8,015,034

Media 4.6%
[a]Comcast Corp.	United States	62,636	1,755,687
[a]DIRECTV Group Inc.	United States	216,800	3,707,280
John Fairfax Holdings Ltd.	Australia	2,021,680	5,252,983
Pearson PLC	United Kingdom	364,400	4,427,623
Reed Elsevier NV	Netherlands	501,600	7,042,527
[a]Time Warner Inc.	United States	110,900	1,949,622
Wolters Kluwer NV	Netherlands	215,741	3,916,216

			28,051,938

Metals & Mining 1.4%
Barrick Gold Corp.	Canada	290	5,749
BHP Billiton Ltd.	Australia	551,100	4,810,234
POSCO, ADR	South Korea	114,300	3,830,193

			8,646,176

Multi-Utilities & Unregulated Power 1.3%
National Grid Transco PLC	United Kingdom	420,100	3,241,677
Suez SA	France	229,280	4,772,889

			8,014,566

Multiline Retail .7%
Target Corp.	United States	107,000	4,544,290

Oil & Gas 2.6%
BP PLC	United Kingdom	497,510	4,393,881
Eni SpA	Italy	307,225	6,100,169
Shell Transport & Trading Co. PLC	United Kingdom	756,100	5,546,452

			16,040,502

Paper & Forest Products .9%
Stora Enso OYJ, R	Finland	416,260	5,646,830

Pharmaceuticals 4.4%
Abbott Laboratories	United States	118,000	4,809,680
Aventis SA	France	109,200	8,243,840
Bristol-Myers Squibb Co.	United States	217,420	5,326,790

TGA-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES		VALUE
Common Stocks (cont.)
Pharmaceuticals (cont.)
GlaxoSmithKline PLC	United Kingdom	219,030		$4,432,873
Ono Pharmaceutical Co. Ltd.	Japan	84,200		3,958,631

				26,771,814

Real Estate 2.1%
Cheung Kong Holdings Ltd.	Hong Kong	1,031,500		7,604,201
Swire Pacific Ltd., A	Hong Kong	780,000		5,050,130

				12,654,331

Semiconductors & Semiconductor Equipment 1.1%
Samsung Electronics Co. Ltd.	South Korea	16,790		6,931,052

Software 3.2%
[a]BMC Software Inc.	United States	291,900		5,400,150
[a]Check Point Software Technologies Ltd.	Israel	157,190		4,242,558
Nintendo Co. Ltd.	Japan	54,800		6,353,114
[a]Synopsys Inc.	United States	128,080		3,641,314

				19,637,136

Specialty Retail .5%
[a]Toys R Us Inc.	United States	191,600		3,052,188

Wireless Telecommunication Services 1.4%
China Mobile (Hong Kong) Ltd., fgn.	China	928,000		2,807,866
SK Telecom Co. Ltd., ADR	South Korea	198,040		4,175,911
Vodafone Group PLC, ADR	United Kingdom	82,200		1,816,620

				8,800,397

Total Common Stocks (Cost $320,078,883)				391,317,586

Preferred Stock (Cost $1,226,665) .3%
Metals & Mining
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	46,840		1,831,444

		PRINCIPAL AMOUNT[c]
Bonds 30.1%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	Italy	3,974,190	EUR	5,355,460
5.00%, 2/01/12	Italy	1,810,000	EUR	2,323,031
Federal Republic of Germany,
5.00%, 8/19/05	Germany	3,268,000	EUR	4,124,710
6.00%, 7/04/07	Germany	5,242,000	EUR	6,898,728
5.00%, 7/04/11	Germany	3,015,000	EUR	3,893,705
Federation of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	4,540,000		4,156,370
Finland Government, 3.00%, 7/04/08	Finland	1,850,000	EUR	2,221,765
French Treasury Note, 4.75% 7/12/07	France	5,400,000	EUR	6,880,659
Government of Canada, 6.00%,
6/01/08	Canada	2,212,000	CAD	1,767,249
6/01/11	Canada	6,849,000	CAD	5,511,510
Government of France,
3.00%, 7/12/08	France	2,100,000	EUR	2,514,972
4.00%, 10/25/09	France	6,420,000	EUR	7,923,666

TGA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE
Bonds (cont.)
Government of Hungary, 8.50%, 10/12/05	Hungary	92,400,000	HUF	$433,192
Government of Italy, 5.50%, 11/01/10	Italy	2,300,000	EUR	3,039,144
Government of Netherlands,
5.75%, 2/15/07	Netherlands	3,958,000	EUR	5,145,838
5.00%, 7/15/12	Netherlands	1,760,000	EUR	2,262,606
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	13,336,362
Government of Spain,
4.50%, 7/30/04	Spain	1,850,000	EUR	2,254,444
10.15%, 1/31/06	Spain	2,450,000	EUR	3,324,474
4.80%, 10/31/06	Spain	7,480,000	EUR	9,494,130
5.00%, 7/30/12	Spain	1,920,000	EUR	2,468,648
Indonesia Recapital Bond,
14.00%, 6/15/09	Indonesia	18,000,000,000	IDR	2,090,507
14.275%, 12/15/13	Indonesia	853,000,000	IDR	102,628
Kingdom of Belgium,
7.50%, 7/29/08	Belgium	4,193,000	EUR	5,879,882
5.00%, 9/28/12	Belgium	1,760,000	EUR	2,259,609
Kingdom of Denmark,
5.00%, 8/15/05	Denmark	11,696,000	DKK	1,965,973
6.00%, 11/15/11	Denmark	14,660,000	DKK	2,668,520
5.00%, 11/15/13	Denmark	25,080,000	DKK	4,268,023
Kingdom of Norway, 5.75%, 11/30/04	Norway	5,830,000	NOK	853,931
Kingdom of Sweden,
6.00%, 2/09/05	Sweden	35,430,000	SEK	4,807,092
8.00%, 8/15/07	Sweden	34,265,000	SEK	5,137,810
5.50%, 10/08/12	Sweden	49,110,000	SEK	6,939,876
Kingdom of Thailand,
6.00%, 3/05/05	Thailand	172,000,000	THB	4,338,752
8.50%, 10/14/05	Thailand	67,800,000	THB	1,805,972
Korea Treasury Bond, 6.90%, 1/16/07	South Korea	12,400,000,000	KRW	11,543,290
New South Wales Treasury Corp., 6.50%, 5/01/06	Australia	9,688,000	AUD	6,858,009
8.00%, 3/01/08	Australia	2,430,000	AUD	1,817,627
Queensland Treasury Corp.,
6.00%, 7/14/09	Australia	300,000	AUD	211,279
Republic of Austria, 5.00%,
1/15/08	Austria	4,900,000	EUR	6,301,090
7/15/12	Austria	4,800,000	EUR	6,166,645
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	908,000		1,053,635
Republic of Philippines,
9.875%, 1/15/19	Philippines	1,400,000		1,400,000
10.625%, 3/16/25	Philippines	70,000		72,888
Republic of Poland, 8.50%, 11/12/06	Poland	620,000	PLN	171,207
United Kingdom, 7.50%, 12/07/06	United Kingdom	2,717,000	GBP	5,212,814
United Mexican States, 8.375%, 1/14/11	Mexico	3,710,000		4,202,745

Total Bonds (Cost $149,620,727)				183,460,467

Total Long Term Investments (Cost $470,926,275)				576,609,497

		SHARES
Short Term Investments 4.3%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	21,900,546		21,900,546

TGA-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE
Short Term Investments (cont.)
[d]Thailand Treasury Bill, 1.43%, 9/30/04	Thailand	183,500,000	THB	$4,477,420

Total Short Term Investments (Cost $26,479,363)				26,377,966

Total Investments (Cost $497,405,638) 98.8%				602,987,463
Other Assets, less Liabilities 1.2%				7,341,804

Net Assets 100.0%				$610,329,267

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zlotych

SEK - Swedish Krona

THB - Thailand Baht

[a]Non-income	producing.
[b]See	Note 7 regarding investments in the affiliated Money Market Portfolio.
[c]The	principal amount stated is in U.S. dollars unless otherwise indicated.
[d]	Security is traded on a discount basis; the rate shown is the effective yield at the time of purchase by the Fund.

See notes to financial statements.

TGA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$475,505,092
Cost – Sweep money fund (Note 7)	21,900,546

Value – Unaffiliated issuers	581,086,917
Value – Sweep money fund (Note 7)	21,900,546
Cash	34,575
Foreign currency, at value (cost $606,877)	605,826
Receivables:
Investment securities sold	509,511
Capital shares sold	254,695
Dividends and Interest	6,782,402

Total assets	611,174,472

Liabilities:
Payables:
Investment securities purchased	229,549
Capital shares redeemed	55,542
Affiliates	389,247
Other liabilities	170,867

Total liabilities	845,205

Net assets, at value	$610,329,267

Net assets consist of:
Undistributed net investment income	$4,849,979
Net unrealized appreciation (depreciation)	105,646,370
Accumulated net realized gain (loss)	(37,140,350)
Capital shares	536,973,268

Net assets, at value	$610,329,267

Class 1:
Net assets, at value	$551,432,567

Shares outstanding	29,619,137

Net asset value and offering price per share	$18.62

Class 2:
Net assets, at value	$58,896,700

Shares outstanding	3,184,991

Net asset value and offering price per share	$18.49

See notes to financial statements.

TGA-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $765,329)
Dividends
Unaffiliated issuers	$6,409,797
Sweep money fund (Note 7)	37,959
Interest – Unaffiliated issuers	4,703,319

Total investment income	11,151,075

Expenses:
Management fees (Note 3)	1,818,695
Administrative fees (Note 3)	423,710
Distribution fees - Class 2 (Note 3)	72,447
Custodian fees (Note 4)	96,196
Transfer agent fees	4,757
Other	159,048

Total expenses	2,574,853
Expense reductions (Note 4)	(32)

Net expenses	2,574,821

Net investment income	8,576,254

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	19,030,203
Foreign currency transactions	214,528

Net realized gain (loss)	19,244,731

Net unrealized appreciation (depreciation) on:
Investments	(13,650,900)
Translation of assets and liabilities denominated in foreign currencies	(178,489)
Deferred taxes (Note 1(f))	104,220

Net unrealized appreciation (depreciation)	(13,725,169)

Net realized and unrealized gain (loss)	5,519,562

Net increase (decrease) in net assets resulting from operations	$14,095,816

See notes to financial statements.

TGA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$8,576,254	$12,882,138
Net realized gain (loss) from investments and foreign currency transactions	19,244,731	(47,730,263)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies and deferred taxes	(13,725,169)	183,932,996

Net increase (decrease) in net assets resulting from operations	14,095,816	149,084,871
Distributions to shareholders from net investment income:
Class 1	(16,563,956)	(12,872,007)
Class 2	(1,658,563)	(1,147,201)

Total distributions to shareholders	(18,222,519)	(14,019,208)
Capital share transactions: (Note 2)
Class 1	(17,735,354)	24,154,273
Class 2	3,638,676	3,935,942

Total capital share transactions	(14,096,678)	28,090,215
Net increase (decrease) in net assets	(18,223,381)	163,155,878
Net assets:
Beginning of period	628,552,648	465,396,770

End of period	$610,329,267	$628,552,648

Undistributed net investment income included in net assets:
End of period	$4,849,979	$14,496,244

See notes to financial statements.

TGA-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 51% of total Fund shares were sold through one insurance company. The Fund’s investment objective is high total return.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TGA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

TGA-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,488,006	$28,541,245	2,924,694	$48,227,589
Shares issued in reinvestment of distributions	904,640	16,563,956	795,550	12,872,007
Shares redeemed	(3,277,411)	(62,840,555)	(2,381,733)	(36,945,323)

Net increase (decrease)	(884,765)	$(17,735,354)	1,338,511	$24,154,273

Class 2 Shares:
Shares sold	350,129	$6,643,720	949,657	$15,396,855
Shares issued in reinvestment of distributions	91,180	1,658,563	71,299	1,147,201
Shares redeemed	(247,137)	(4,663,607)	(785,835)	(12,608,114)

Net increase (decrease)	194,172	$3,638,676	235,121	$3,935,942

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.650%	First $200 million
.585%	Over $200 million, up to and including $1.3 billion
.520%	Over $1.3 billion

The Fund pays business management fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TGA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $55,040,780 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$5,082,133
2010	443,666
2011	49,514,981

$55,040,780

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $1,342,049. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$500,255,029

Unrealized appreciation	$210,881,459
Unrealized depreciation	(108,149,025)

Net unrealized appreciation (depreciation)	$102,732,434

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $73,478,833 and $96,724,917, respectively.

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

TGA-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

TGA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

TGA-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Templeton Global Asset Allocation Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders.

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0000	0.0195	0.0000	0.0182
Austria	0.0000	0.0106	0.0000	0.0099
Belgium	0.0000	0.0115	0.0000	0.0108
Bermuda	0.0000	0.0042	0.0000	0.0039
Brazil	0.0013	0.0079	0.0013	0.0073
Bulgaria	0.0000	0.0061	0.0000	0.0057
Canada	0.0012	0.0161	0.0012	0.0150
China	0.0000	0.0014	0.0000	0.0014
Denmark	0.0000	0.0108	0.0000	0.0101
Finland	0.0009	0.0056	0.0009	0.0052
France	0.0027	0.0367	0.0027	0.0343
Germany	0.0030	0.0419	0.0030	0.0392
Hong Kong	0.0000	0.0086	0.0000	0.0080
India	0.0000	0.0007	0.0000	0.0007
Indonesia	0.0005	0.0012	0.0005	0.0012
Italy	0.0025	0.0283	0.0025	0.0265
Japan	0.0010	0.0079	0.0010	0.0074
Mexico	0.0000	0.0190	0.0000	0.0177
Netherlands	0.0031	0.0258	0.0031	0.0241
New Zealand	0.0012	0.0277	0.0012	0.0259
Norway	0.0000	0.0012	0.0000	0.0011
Panama	0.0000	0.0012	0.0000	0.0011
Philippines	0.0000	0.0064	0.0000	0.0060
Russia	0.0000	0.0160	0.0000	0.0149
Singapore	0.0006	0.0020	0.0006	0.0019
South Korea	0.0023	0.0114	0.0023	0.0106
Spain	0.0009	0.0319	0.0009	0.0298
Sweden	0.0031	0.0400	0.0031	0.0374
Switzerland	0.0013	0.0069	0.0013	0.0065
Taiwan	0.0010	0.0042	0.0010	0.0039
Thailand	0.0000	0.0009	0.0000	0.0009
United Kingdom	0.0049	0.0495	0.0049	0.0462
Venezuela	0.0000	0.0017	0.0000	0.0015

Total	$0.0315	$0.4648	$0.0315	$0.4343

TGA-25

TEMPLETON GLOBAL INCOME SECURITIES FUND

This semiannual report for Templeton Global Income Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Global Income Securities Fund – Class 1 delivered a -1.37% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Income Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

TGI-1

Fund Goals and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated “junk bonds.”

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund’s return was comparable to that of its benchmark, the J.P. Morgan Global Government Bond Index (JPM GGBI), which delivered a -1.50% total return in U.S. dollar terms for the six months under review.1

Economic and Market Overview

During the reporting period, U.S. economic growth maintained a strong pace, with gross domestic product (GDP) rising 3.9% annualized in first quarter 2004. Inflationary measures began to accelerate, however, in part from increasing commodity and oil prices, as well as from higher incomes and rising employment. Global fixed income markets reacted to hiring improvement and higher inflation data in the U.S., and the U.S. dollar strengthened 2.85% on a trade-weighted basis relative to the country’s major trading partners.2 However, a higher current account deficit that we believe fundamentally explained dollar weakness in 2003 did not improve during the period. The current account deficit reached a record level, $145 billion or roughly 4.7% of GDP, during first quarter 2004, and the trade balance continued to deteriorate to record levels in the second quarter.3 Strong consumer spending and production demand kept imports ahead of exports.

Although euro zone economic growth accelerated into 2004, increasing 1.3% annualized in first quarter 2004 compared with a year earlier, it was driven largely by the export sector rather than domestic demand,

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Federal Reserve.

3. Source: Bureau of Economic Analysis.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-2

limiting underlying inflation pressures. The European Central Bank (ECB) left interest rates unchanged at 2.00%. Despite a slightly weaker currency during the period, the still relatively strong euro helped allow the ECB to keep rates historically low in nominal and real terms. The rebounding global economy also maintained the region’s healthy export growth, despite the relatively strong euro. Unlike in the U.S., the euro zone current account balance remained in surplus during the period, at 0.6% of GDP.4 Growth among other European economies, including those of Scandinavia and central Europe, was high and broad based, reaching annual rates of 2.6% in Sweden, 2.9% in Norway, 4.2% in Hungary and 6.9% in Poland.5 Additionally, Sweden and Norway maintained current account surpluses of nearly 7% and 13% of GDP.6

In Asia, economic growth was robust, despite some indication of an engineered slowdown in China. During first quarter 2004, economic growth reached annualized rates of 5.6% in Japan, 6.5% in Thailand, 5.3% in South Korea and 4.5% in Indonesia.7 Although growth was more broad-based in some Asian countries than in others, one shared characteristic was external sector strength. For example, export growth in South Korea accelerated, reaching nearly 40% year-over-year growth by period-end.8 Similarly, Thai exports rose 22% and Japan’s increased 10%.9 These positive conditions contributed to increasing international reserves, and despite showing signs of slowing during the period, reserves remained significant. Japan’s foreign currency reserves were $799 billion at period-end, up 52% from a year earlier.10 Other Asian countries experienced similar reserve accumulation, although on a smaller scale. South Korea’s reserves rose 27%, Thailand’s 10% and Indonesia’s 2%.11 With the exception of Japan, there was some evidence of building inflationary pressure throughout the region, given strong aggregate regional growth and little change in monetary or exchange rate policy.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. In

4. Source: European Central Bank.

5. Sources: Statistics Sweden; Statistics Norway; Hungarian Central Statistics Office; Central Statistical Office (Poland).

6. Sources: Sveriges Riksbank; Statistics Norway.

7. Sources: Economic & Social Research Institute (Japan); National Economic Development (Thailand); Bank of Korea; Badan Pusat Statistik (Indonesia).

8. Source: Ministry of Commerce, Industry and Energy (South Korea).

9. Sources: Bank of Thailand; Ministry of Finance, Japan.

10. Source: Ministry of Finance, Japan.

11. Sources: Bank of Korea; Bank of Thailand; Bank Indonesia.

Euro zone refers to the 12 member countries of the European Monetary Union (EMU) that share the euro as a common currency. EMU countries are Austria, Belgium, Finland, France, Germany, Greece, Irish Republic, Italy, Luxembourg, Netherlands, Portugal and Spain.

TGI-3

considering these factors, we evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We intend to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

In addition to income, developed market interest rate movements, currency returns and emerging market bonds contributed to the Fund’s performance during the six months under review.

Global economic recovery and increasing inflation in certain regions during the period shifted the balance of risk from deflation, particularly in the U.S. and non-Japan Asia, toward a global monetary tightening cycle. Although the Federal Reserve Board (Fed) raised U.S. interest rates 25 basis points (100 basis points equal 1.00%) to 1.25%, short-term real rates remained negative and the monetary policy stance was still accommodative. The Fund was defensively positioned to a further rise in U.S. rates if the Fed raises interest rates, with a zero allocation to U.S. Treasury securities and shortened overall duration, or sensitivity to interest rate changes. In Europe, ECB policymakers left the reference rate unchanged at 2.00%, and euro zone bond markets returned 1.97% in local currency terms.12 Elsewhere in Europe, Norway, Sweden and Hungary reduced interest rates by 50, 75 and 100 basis points to 1.75%, 2.00% and 11.50%, respectively, during the period.13 Correspondingly, Norwegian, Swedish and Hungarian bond markets generated positive returns over the six-month period, returning 2.30%, 2.66% and 2.38%, respectively, in local currency terms.14 New Zealand increased interest rates 75 basis points to 5.75%, and the bond market rose 1.12% in local currency terms, while Poland raised interest rates 50 basis points to 5.75%, and the bond market increased 0.49% in local currency terms.15

Following two years of depreciation, the U.S. dollar experienced some strengthening during the period, rising 2.85% on a trade-weighted basis relative to the country’s major trading partners. Although the U.S. portion of the JPM GGBI underperformed other global bond markets in local currency terms, the Fund’s underweighted position detracted from

12. Source: J.P. Morgan.

13. Sources: Norges Bank; Sveriges Riksbank; National Bank of Hungary.

14. Sources: Citigroup World Government Bond Index (WGBI); J.P. Morgan Global Bond Index Broad (GBI Broad).

15. Sources: Reserve Bank of New Zealand; National Bank of Poland; J.P. Morgan GBI Broad.

TGI-4

performance relative to the JPM GGBI given the U.S. dollar’s strength during the period. The euro depreciated 3.54% against the U.S. dollar, with the EMU bond declining 1.64% in U.S. dollar terms.16 Although the euro remained the Fund’s largest currency exposure, we reduced this allocation given that much of the U.S. dollar’s recent appreciation had been against the euro and because we saw better value in Asian and other European (non-euro) currencies.

Other European currencies generated mixed results for the Fund. In Norway and Sweden, underlying inflation remained low during the period, and the reduced interest rate differential to the euro zone negatively impacted those countries’ currency performances. However, accelerating growth, and large current account surpluses and fiscal positions were supportive of currency levels, particularly relative to the euro. The Fund’s performance benefited from positions in Hungary and Poland as accelerating economic growth and attractive yields relative to the euro zone supported these countries’ currencies. During the six-month period, the Norwegian krone depreciated 4.02% against the U.S. dollar and the Swedish krona fell 4.48%, while the Hungarian forint rose 0.63% and the Polish zloty 1.24%.16 Currency returns combined with local market returns produced overall bond market returns of -1.81% in Norway, -1.94% in Sweden, 3.03% in Hungary and 1.74% in Poland in U.S. dollar terms.17

In Asia, the Fund benefited from its lack of exposure to the Japanese yen, which declined 1.78% against the U.S. dollar, bringing bond returns to -2.76% in U.S. dollar terms.18 The Fund also benefited from its overweighted position, relative to the JPM GGBI, in South Korea, whose bond market rose 7.26% in U.S. dollar terms following the Korean won’s 3.12% appreciation versus the U.S. dollar.19 The Fund continued to increase allocations to non-Japan Asia during the period given strong regional growth, trade patterns, and potential currency appreciation. Exposure to other Asian currencies hindered Fund performance, as the Thai baht depreciated 3.09% and the Indonesian bond market fell 3.20% in U.S. dollar terms.20 Indonesian bond and currency markets experienced short-term volatility as investors awaited clarity on the outcome of presidential elections there during the reporting period.

After producing strong returns the previous year, the Australian and New Zealand dollars depreciated 7.54% and 3.27% against the U.S.

16. Sources: Reuters; J.P. Morgan.

17. Sources: Citigroup WGBI; J.P. Morgan GBI Broad.

18. Sources: Reuters; J.P. Morgan GBI Broad.

19. Sources: Reuters; HSBC ALBI South Korea Government Index.

20. Sources: Reuters; HSBC ALBI Indonesia Government Index.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-5

dollar during the six-month period.21 These currency returns negatively impacted Fund performance as Australian and New Zealand bond markets returned -5.65% and -2.19% in U.S. dollar terms.22 Consistent with our strategy, we viewed the Australian and New Zealand dollars as attractive given favorable interest rates relative to other developed markets, continued fiscal surpluses and strong trade links to Asia.

The Fund had investments in below investment-grade sovereign debt that typically compensates for greater credit risk by offering higher income or coupon than higher-rated securities. U.S. dollar-denominated emerging market debt experienced increased sensitivity to rising U.S. interest rates and declined 2.27% over the reporting period, as measured by the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG).23 Sovereign interest rate spreads rose from 4.03 percentage points greater than the U.S. Treasury bond at the beginning of the reporting period to 4.82 percentage points at period-end.24 Regionally, Latin American sovereign debt declined 2.97%, eastern Europe’s fell 2.68% and Asia’s declined 0.41%.23 Underlying macroeconomic fundamentals, however, appear to have remained stronger than in previous economic tightening cycles given improved debt structures and balance of payment positions. Euro-denominated emerging debt markets, on the other hand, outperformed overall global markets largely due to limited interest rate risk in the euro zone, which contributed favorably to relative Fund performance. The JPM EMBIG rose 2.22% in euro terms and declined 2.27% in U.S. dollar terms for the six months under review.23 During the period, the Fund reduced allocations to and shortened the duration of U.S. dollar-denominated emerging market securities and reallocated to local currency positions in investment-grade markets including South Korea, Poland and Hungary.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

21. Source: Reuters.

22. Source: J.P. Morgan GBI Broad.

23. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

24. Source: J.P. Morgan.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001		2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.54	$13.67	$11.39	$11.53		$11.07	$12.87

Income from investment operations:
Net investment income[a]	.35	.69	.59	0.59	[d]	.68	.68
Net realized and unrealized gains (losses)	(.57)	2.35	1.83	(0.32)[d]		(.20)	(1.42)

Total from investment operations	(.22)	3.04	2.42	.27		.48	(.74)

Less distributions from net investment income	(1.77)	(1.17)	(.14)	(.41)		(.02)	(1.06)

Net asset value, end of period	$13.55	$15.54	$13.67	$11.39		$11.53	$11.07

Total return[b]	(1.30)%	22.72%	21.44%	2.55%		4.32%	(5.79)%
Ratios/supplemental data
Net assets, end of period (000’s)	$46,249	$52,842	$50,622	$63,781		$81,171	$90,537
Ratios to average net assets:
Expenses	.78% [c]	.76%	.73%	.71%		.72%	.65%
Net investment income	4.60% [c]	4.72%	4.88%	5.22%	[d]	6.22%	5.65%
Portfolio turnover rate	20.82%	53.01%	27.91%	122.45%		40.43%	80.76%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized .
[d]	Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(.059)
Net realized and unrealized gains (losses) per share	.059
Ratio of net investment income to average net assets	(.53)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001		2000	1999[e]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.42	$13.59	$11.33	$11.48		$11.04	$12.93

Income from investment operations:
Net investment income[a]	.33	.65	.54	.55	[d]	.65	.60
Net realized and unrealized gains (losses)	(.58)	2.33	1.84	(.31)[d]		(.19)	(1.44)

Total from investment operations	(.25)	2.98	2.38	.24		.46	(.84)

Less distributions from net investment income	(1.74)	(1.15)	(.12)	(.39)		(.02)	(1.05)

Net asset value, end of period	$13.43	$15.42	$13.59	$11.33		$11.48	$11.04

Total return[b]	(1.48)%	22.44%	21.15%	2.24%		4.14%	(6.53)%
Ratios/supplemental data
Net assets, end of period (000’s)	$6,845	$5,181	$2,119	$1,286		$1,237	$443
Ratios to average net assets:
Expenses	1.03% [c]	1.01%	.98%	.96%		.97%	.91% [c]
Net investment income	4.35% [c]	4.47%	4.63%	4.95%	[d]	5.94%	5.36% [c]
Portfolio turnover rate	20.82%	53.01%	27.91%	122.45%		40.43%	80.76%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(.059)
Net realized and unrealized gains (losses) per share	.059
Ratio of net investment income to average net assets	(.53)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[e]	For the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments 96.1%
Australia 6.0%
New South Wales Treasury Corp.,
6.50%, 5/01/06	200,000	AUD	$141,577
8.00%, 3/01/08	1,990,000	AUD	1,488,509
Queensland Treasury Corp., 6.00%, 8/14/13	2,200,000	AUD	1,535,053

			3,165,139

Austria 3.1%
Republic of Austria,
5.50%, 10/20/07	425,000	EUR	553,607
5.00%, 7/15/12	850,000	EUR	1,092,010

			1,645,617

Belgium 2.8%
Kingdom of Belgium, 7.50%, 7/29/08	1,076,000	EUR	1,508,885

Brazil .7%
Republic of Brazil - DCB, L, FRN, 2.125%, 4/15/12	430,119		363,451

Canada 1.8%
Government of Canada,
3.00%, 6/01/06	300,000	CAD	222,592
6.00%, 6/01/11	937,000	CAD	754,020

			976,612

Colombia .6%
Republic of Colombia,
10.00%, 1/23/12	132,000		136,455
11.75%, 2/25/20	159,000		174,701

			311,156

Denmark 1.8%
Kingdom of Denmark,
5.00%, 11/15/13	3,950,000	DKK	672,197
7.00%, 11/10/24	1,300,000	DKK	268,043

			940,240

Finland 4.1%
Government of Finland,
5.00%, 4/25/09	660,000	EUR	853,657
5.375%, 7/04/13	1,000,000	EUR	1,319,455

			2,173,112

France 4.0%
Government of France, 4.00%,
10/25/09	1,055,000	EUR	1,302,098
4/25/13	690,000	EUR	825,724

			2,127,822

Germany 2.8%
Federal Republic of Germany,
2.50%, 9/16/05	645,000	EUR	785,523
5.00%, 7/04/11	532,000	EUR	687,049

			1,472,572

TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments (cont.)
Greece 1.6%
Hellenic Republic, 4.60%, 5/20/13	700,000	EUR	$864,173

Hungary 1.3%
Government of Hungary,
9.25%, 5/12/05	31,800,000	HUF	151,860
8.50%, 10/12/05	101,100,000	HUF	473,980
7.00%, 4/12/06	20,000,000	HUF	90,871

			716,711

Indonesia 5.5%
Indonesia Recapital Bond,
14.00%, 6/15/09	17,407,000,000	IDR	2,021,637
13.15%, 3/15/10	6,005,000,000	IDR	670,592
14.275%, 12/15/13	1,692,000,000	IDR	203,571

			2,895,800

Irish Republic 1.9%
Republic of Ireland, 5.00%, 4/18/13	800,000	EUR	1,027,144

Italy 2.9%
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06	1,131,293	EUR	1,524,486

Mexico 1.1%
United Mexican States, 144A, 7.50%, 3/08/10	450,000	EUR	608,756

Netherlands 3.9%
Government of Netherlands, 5.75%, 2/15/07	1,598,000	EUR	2,077,577

New Zealand 7.9%
Government of New Zealand,
7.00%, 7/15/09	5,140,000	NZD	3,375,463
6.00%, 11/15/11	1,300,000	NZD	811,543

			4,187,006

Norway 3.3%
Kingdom of Norway,
5.75%, 11/30/04	3,945,000	NOK	577,832
6.75%, 1/15/07	7,350,000	NOK	1,152,281

			1,730,113

Philippines 1.7%
Republic of Philippines,
9.00%, 2/15/13	800,000		791,520
Reg S, 9.125%, 2/22/10	100,000	EUR	125,119

			916,639

Poland 2.5%
Republic of Poland, 8.50%, 11/12/06	4,720,000	PLN	1,303,384

Russia 2.1%
Russian Federation, Reg S, 11.00%, 7/24/18	860,000		1,088,736

South Africa .4%
Republic of South Africa, 5.25%, 5/16/13	200,000	EUR	236,663

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments (cont.)
South Korea 9.1%
Korea Treasury Bond,
4.50%, 3/05/06	2,100,000,000	KRW	$1,850,715
4.50%, 9/03/06	510,000,000	KRW	449,793
4.75%, 3/12/08	2,883,000,000	KRW	2,553,190

			4,853,698

Spain 2.5%
Government of Spain, 10.15%, 1/31/06	378,000	EUR	512,919
Bonos y Oblig. del Estado, 6.00%, 1/31/08	600,000	EUR	797,411

			1,310,330

Sweden 9.3%
Kingdom of Sweden,
6.00%, 2/09/05	5,500,000	SEK	746,232
3.50%, 4/20/06	1,200,000	SEK	160,778
8.00%, 8/15/07	14,990,000	SEK	2,247,651
5.25%, 3/15/11	3,900,000	SEK	543,864
5.50%, 10/08/12	8,680,000	SEK	1,226,596

			4,925,121

Thailand 5.2%
Kingdom of Thailand,
6.00%, 3/05/05	8,000,000	THB	201,802
8.50%, 10/14/05	82,800,000	THB	2,205,523
8.00%, 12/08/06	3,500,000	THB	97,651
4.125%, 2/12/08	9,000,000	THB	228,652
8.50%, 12/08/08	1,000,000	THB	29,637

			2,763,265

Ukraine 2.5%
Republic of Ukraine,
144A, 7.65%, 6/11/13	1,130,000		1,076,888
Reg. S, 6.875%, 3/04/11	260,000		245,765

			1,322,653

United Kingdom .6%
United Kingdom, 7.50%, 12/07/06	175,000	GBP	335,754

Venezuela 3.1%
Republic of Venezuela,
10.75%, 9/19/13	200,000		197,450
9.25%, 9/15/27	1,710,000		1,455,107

			1,652,557

Total Long Term Investments (Cost $43,792,393) 96.1%			51,025,172
Other Assets, less Liabilities 3.9%			2,069,034

Net Assets 100.0%			$53,094,206

TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

THB - Thai Baht

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$45,792,393

Value	51,025,172
Cash	601,959
Foreign currency, at value (cost $231,517)	207,645
Receivables:
Capital shares sold	51,140
Interest	1,337,940

Total assets	53,223,856

Liabilities:
Payables:
Capital shares redeemed	69,562
Affiliates	29,101
Custodian fees	10,952
Reports to shareholders	8,522
Professional fees	8,852
Other liabilities	2,661

Total liabilities	129,650

Net assets, at value	$53,094,206

Net assets consist of:
Undistributed net investment income	$240,840
Net unrealized appreciation (depreciation)	5,207,641
Accumulated net realized gain (loss)	(7,910,756)
Capital shares	55,556,481

Net assets, at value	$53,094,206

Class 1:
Net assets, at value	$46,249,078

Shares outstanding	3,413,848

Net asset value and offering price per share	$13.55

Class 2:
Net assets, at value	$6,845,128

Shares outstanding	509,600

Net asset value and offering price per share	$13.43

See notes to financial statements.

TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Interest income (net of foreign taxes of $33,631)	$1,485,370

Expenses:
Management fees (Note 3)	172,210
Distribution fees - Class 2 (Note 3)	6,841
Transfer agent fees	644
Custodian fees (Note 4)	20,661
Reports to shareholders	10,537
Professional fees	8,549
Other	1,598

Total expenses	221,040

Net investment income	1,264,330

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,303,055
Foreign currency transactions	65,757

Net realized gain (loss)	2,368,812

Net unrealized appreciation (depreciation) on:
Investments	(4,241,957)
Translation of assets and liabilities denominated in foreign currencies	(107,189)

Net unrealized appreciation (depreciation)	(4,349,146)

Net realized and unrealized gain (loss)	(1,980,334)

Net increase (decrease) in net assets resulting from operations	$(716,004)

See notes to financial statements.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$1,264,330	$2,601,977
Net realized gain (loss) from investments and foreign currency transactions	2,368,812	3,815,347
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(4,349,146)	4,940,637

Net increase (decrease) in net assets resulting from operations	(716,004)	11,357,961
Distributions to shareholders from net investment income:
Class 1	(5,364,377)	(3,980,291)
Class 2	(706,986)	(323,749)

Total distributions to shareholders	(6,071,363)	(4,304,040)
Capital share transactions: (Note 2)
Class 1	(583,223)	(4,386,768)
Class 2	2,442,109	2,614,619

Total capital share transactions	1,858,886	(1,772,149)
Net increase (decrease) in net assets	(4,928,481)	5,281,772
Net assets:
Beginning of period	58,022,687	52,740,915

End of period	$53,094,206	$58,022,687

Undistributed net investment income included in net assets:
End of period	$240,840	$5,047,873

See notes to financial statements.

TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 74% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	15,479	$238,331	157,660	$2,314,617
Shares issued in reinvestment of distributions	400,627	5,364,377	271,137	3,980,291
Shares redeemed	(402,390)	(6,185,931)	(733,010)	(10,681,676)

Net increase (decrease)	13,716	$(583,223)	(304,213)	$(4,386,768)

Class 2 Shares:
Shares sold	188,692	$2,774,515	255,207	$3,668,776
Shares issued in reinvestment of distributions	53,237	706,986	22,205	323,749
Shares redeemed	(68,312)	(1,039,392)	(97,419)	(1,377,906)

Net increase (decrease)	173,617	$2,442,109	179,993	$2,614,619

TGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.50%	Over $100 million, up to and including $250 million
.45%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $10,067,343 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007	$5,870,061
2008	2,370,518
2009	1,649,034
2010	177,730

$10,067,343

On December 31, 2003, the Fund had expired capital loss carryovers of $794,052, which were reclassified to paid-in capital.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

TGI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (cont.)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$46,601,113

Unrealized appreciation	$5,805,640
Unrealized depreciation	(1,381,581)

Net unrealized appreciation (depreciation)	$4,424,059

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $11,220,393 and $14,405,764, respectively.

7. CREDIT RISK

The Fund has 16.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

TGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

TGI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from interest paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders.

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0000	0.0530	0.0000	0.0522
Austria	0.0000	0.0258	0.0000	0.0254
Belgium	0.0000	0.0404	0.0000	0.0398
Bulgaria	0.0000	0.0079	0.0000	0.0078
Canada	0.0000	0.0232	0.0000	0.0229
Colombia	0.0000	0.0086	0.0000	0.0085
Denmark	0.0000	0.0250	0.0000	0.0247
Finland	0.0000	0.0248	0.0000	0.0244
France	0.0000	0.0384	0.0000	0.0378
Germany	0.0000	0.0411	0.0000	0.0405
Greece	0.0000	0.0120	0.0000	0.0118
Hong Kong	0.0000	0.0002	0.0000	0.0002
Hungary	0.0000	0.0056	0.0000	0.0056
Indonesia	0.0017	0.0273	0.0017	0.0269
Ireland	0.0000	0.0147	0.0000	0.0145
Italy	0.0000	0.0429	0.0000	0.0422
Mexico	0.0000	0.0437	0.0000	0.0430
Netherlands	0.0000	0.0361	0.0000	0.0356
New Zealand	0.0000	0.0721	0.0000	0.0711
Norway	0.0000	0.0261	0.0000	0.0257
Philippines	0.0000	0.0515	0.0000	0.0508
Russia	0.0000	0.0558	0.0000	0.0550
South Africa	0.0000	0.0020	0.0000	0.0020
South Korea	0.0006	0.0108	0.0006	0.0106
Spain	0.0000	0.0445	0.0000	0.0438
Sweden	0.0000	0.0568	0.0000	0.0560
Thailand	0.0000	0.0146	0.0000	0.0144
United Kingdom	0.0000	0.0229	0.0000	0.0226
Venezuela	0.0000	0.0695	0.0000	0.0685
Ukraine	0.0000	0.0194	0.0000	0.0191

Total	$0.0023	$0.9167	$0.0023	$0.9034

TGI-21

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Growth Securities Fund – Class 1 delivered a +4.69% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Growth Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which returned 3.57% for the six months under review.1

Economic and Market Overview

Exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities’ intervention appeared effective in slowing its gross domestic product (GDP) growth. Officials there targeted a growth rate of 7% for 2004, after China’s GDP grew 9.1% in 2003.2 The slowdown was widely anticipated, as was the ripple effect on export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe’s largest economy, indicated improvement in spending plans, income expectations and economic outlook. This reflected, in part, a decline in oil prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June.3 Improving Europe’s consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: South China Morning Post, 5/1/04.

3. Source: Reuters, “German unemployment level falls,” 7/6/04.

4. Sources: afxnews.com, “ECB’s Issuing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter when local stock market indexes in China, Russia, Taiwan, South Korea and Brazil delivered double-digit declines. Asian stock markets were weak due to China. Russian markets reacted to what some investors considered political interference in the markets following the troubles of oil company YUKOS. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the returns of these few markets were hardly typical.

Most stock market indexes traded nervously in the first half of 2004, but overall did not move significantly in either direction. Excluding the Nikkei 225 Stock Average, which rose 9.27% in U.S. dollar terms for the six months ended June 30, 2004, most major indexes delivered relatively flat returns.5

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, several areas of the market contributed to the Fund’s outperformance of its benchmark, the MSCI AC World Index. The sectors that made the largest contributions to performance, such as consumer discretionary, industrials and information technology, were ironically those in which we held an underweighted allocation relative to the benchmark.6

5. Please see Index Descriptions following the Fund Summaries.

6. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; and media in the SOI. The industrials sector comprises aerospace and defense, industrial conglomerates, commercial services and supplies, and airlines in the SOI. The information technology sector comprises IT services, software, computers and peripherals, electronic equipment and instruments, and semiconductors and semiconductor equipment in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund 6/30/04

Company Sector/Industry, Country	% of Total Net Assets

Shell Transport & Trading Co. PLC	1.9%
Oil & Gas, U.K.

GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

BP PLC	1.6%
Oil & Gas, U.K.

Aventis SA	1.5%
Pharmaceuticals, France

E.On AG	1.5%
Electric Utilities, Germany

Eni SpA	1.4%
Oil & Gas, Italy

Nestle SA	1.4%
Food Products, Switzerland

Nippon Telegraph & Telephone Corp.	1.4%
Diversified Telecommunication Services, Japan

DTE Energy Co.	1.3%
Electric Utilities, U.S.

Abbey National PLC	1.3%
Commercial Banks, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

This showed how our time-tested investment strategy, allowing bottom-up stock picks to drive portfolio allocations, was beneficial to Fund performance.

In the consumer discretionary sector, media stocks such as Reuters Group (sold by period-end), Reed Elsevier, Pearson and Wolters Kluwer benefited from a cyclical improvement in their underlying fundamentals. Among industrials, we found value in aerospace and defense stocks such as BAE Systems, Boeing and Rolls Royce, all of which performed well during the first half of 2004. Within information technology, our results were aided by a diverse group of tech-related stocks such as Nintendo, Check Point Software, Hitachi and Celestica.

Throughout the reporting period, the most notable hindrance to the Fund’s performance came from our investments in financial stocks.7 Financial companies generally lost value as the markets were concerned about rising interest rates.

We offer further insight into some of the investment decisions we made during the period. Our stock selection process is rooted in Templeton’s commitment to long-term investing. Thus, second-guessing near-term events, such as the U.S. Federal Reserve Board’s monetary policy, is not as relevant to our analysis as our assessment of a company’s relative position in its global sector, the strength of its balance sheet, the health of its cash position and our qualitative analysis of the company’s likely use of that cash. In the last few months of the period, for example, oil prices were quite high. This produced positive as well as negative implications for the Fund’s underlying holdings — increasing operating margins for some companies and variable costs for others. However, this had little if any effect on our decisions to buy or sell securities. Oil prices are an important consideration, but we build our long-term assumptions into our models and worry little about what the price of an oil barrel should be next week, in three months, or even one year from now.

From our bottom-up perspective, we noticed that many companies we analyzed used the recent era of low borrowing costs to restructure debt and clean up their balance sheets. Many accumulated cash, and are now in a position to reinvest in their businesses to grow organically. Their willingness to spend is consistent with the shift from consumer to

7. The financial sector comprises commercial banks, capital markets, insurance and real estate in the SOI.

corporate spending that some industry surveys have suggested is currently under way in the U.S. and to a lesser degree, Asia and Europe.

Not being too focused on short-term macroeconomic events, we continued to analyze and find securities we considered undervalued. In contrast to a few years ago, when we found many bargain-list securities in sectors such as materials and industrials (which few investors wanted to own), the pattern of diverse industries coming to populate our bargain list remained evident over the past few months. During the period under review, representative bargain-list additions to the Fund’s portfolio included banks, builders, retailers, publishers, energy generators, aerospace contractors, toy and drug manufacturers, auto parts suppliers and telecommunications service providers. In short, no standout sector theme has emerged. Stock price valuations based on prospective 12-month earnings across major sectors declined slightly by period-end, compared with earlier in 2004. Geographically, we continued to find bargain-list securities across the globe. As a whole, equity markets in Asia ex-Japan and continental Europe offered relative discounts based on prospective 12-month earnings, followed by the U.S., the U.K. and Japan.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.31		$8.67	$11.09	$13.76	$15.63	$14.77

Income from investment operations:
Net investment income[a]	.13		.17	.17	.26	.30	.28
Net realized and unrealized gains (losses)	.40		2.63	(2.13)	(.36)	(.15)	2.66

Total from investment operations	.53		2.80	(1.96)	(.10)	.15	2.94

Less distributions from:
Net investment income	(.15)		(.16)	(.24)	(.28)	(.27)	(.36)
Net realized gains	—		—	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.15)		(.16)	(.46)	(2.57)	(2.02)	(2.08)

Net asset value, end of period	$11.69		$11.31	$8.67	$11.09	$13.76	$15.63

Total return[b]	4.69%		32.62%	(18.32)%	(.98)%	1.74%	21.04%
Ratios/supplemental data
Net assets, end of period (000’s)	$760,921		$769,339	$665,537	$966,725	$1,163,637	$708,310
Ratios to average net assets:
Expenses	.85%	[c]	.88%	.87%	.85%	.88%	.88%
Net investment income	2.33%	[c]	1.74%	1.69%	2.13%	2.18%	1.87%
Portfolio turnover rate	8.08%		37.43%	30.67%	31.05%	69.67%	46.54%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.19		$8.59	$11.01	$13.69	$15.60	$15.34

Income from investment operations:
Net investment income[a]	.12		.13	.13	.21	.25	.17
Net realized and unrealized gains (losses)	.40		2.62	(2.10)	(.34)	(.15)	2.17

Total from investment operations	.52		2.75	(1.97)	(.13)	.10	2.34

Less distributions from:
Net investment income	(.14)		(.15)	(.23)	(.26)	(.26)	(.36)
Net realized gains	—		—	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.14)		(.15)	(.45)	(2.55)	(2.01)	(2.08)

Net asset value, end of period	$11.57		$11.19	$8.59	$11.01	$13.69	$15.60

Total return[b]	4.63%		32.13%	(18.49)%	(1.31)%	1.47%	16.35%
Ratios/supplemental data
Net assets, end of period (000’s)	$754,225		$511,659	$190,054	$113,925	$79,043	$4,483
Ratios to average net assets:
Expenses	1.10%	[c]	1.13%	1.12%	1.10%	1.12%	1.14% [c]
Net investment income	2.08%	[c]	1.49%	1.44%	1.80%	1.87%	1.17% [c]
Portfolio turnover rate	8.08%		37.43%	30.67%	31.05%	69.67%	46.54%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES	VALUE
Common Stocks 86.5%
Aerospace & Defense 3.0%
BAE Systems PLC	United Kingdom	3,247,043	$12,910,561
BAE Systems PLC, 144A	United Kingdom	35,823	142,436
Boeing Co.	United States	299,590	15,306,053
Raytheon Co.	United States	40,000	1,430,800
Rolls-Royce Group PLC	United Kingdom	3,292,060	15,029,852
[a]Rolls-Royce Group PLC, B	United Kingdom	183,080,100	398,419

			45,218,121

Airlines .7%
Singapore Airlines Ltd.	Singapore	1,720,100	11,184,719

Auto Components .2%
Valeo SA	France	76,780	3,199,439

Automobiles .7%
Volkswagen AG	Germany	258,907	10,930,460

Capital Markets 2.4%
Morgan Stanley	United States	100,000	5,277,000
Nomura Holdings Inc.	Japan	1,127,173	16,683,173
UBS AG	Switzerland	213,966	15,077,051

			37,037,224

Chemicals 3.2%
Akzo Nobel NV	Netherlands	355,200	13,064,003
BASF AG	Germany	145,200	7,781,757
Bayer AG, Br.	Germany	474,976	13,695,730
[a]Syngenta AG	Switzerland	174,770	14,652,547

			49,194,037

Commercial Banks 5.9%
Abbey National PLC	United Kingdom	2,075,645	19,319,662
DBS Group Holdings Ltd.	Singapore	725,000	6,061,134
HSBC Holdings PLC	United Kingdom	461,601	6,953,783
[a]Kookmin Bank	South Korea	323,500	10,050,757
Lloyds TSB Group PLC	United Kingdom	1,442,785	11,296,696
Nordea Bank AB	Sweden	1,527,961	11,003,908
Royal Bank of Scotland Group PLC	United Kingdom	111,265	3,204,251
[a]Royal Bank of Scotland Group PLC, 144A	United Kingdom	336,085	9,678,702
Standard Chartered PLC	United Kingdom	691,455	11,260,502

			88,829,395

Commercial Services & Supplies 1.9%
Brambles Industries PLC	United Kingdom	1,784,500	6,893,085
Rentokil Initial PLC	United Kingdom	4,723,515	12,378,004
Securitas AB, B	Sweden	605,960	7,561,479
Waste Management Inc.	United States	74,047	2,269,541

			29,102,109

Computers & Peripherals .9%
[a]Maxtor Corp.	United States	850,468	5,638,603
[a]Seagate Technology	United States	539,125	7,779,574

			13,418,177

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Containers & Packaging .3%
Temple-Inland Inc.	United States	59,950	$4,151,537

Diversified Telecommunication Services 7.3%
BCE Inc.	Canada	939,345	18,706,330
[a]Belgacom SA	Belgium	273,600	8,328,534
KT Corp., ADR	South Korea	924,020	16,669,321
Nippon Telegraph & Telephone Corp.	Japan	3,872	20,688,045
SBC Communications Inc.	United States	441,280	10,701,040
TDC AS	Denmark	430,274	13,980,339
Telefonica SA	Spain	449,030	6,637,688
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	428,820	14,266,841

			109,978,138

Electric Utilities 5.1%
DTE Energy Co.	United States	491,665	19,932,099
E.On AG	Germany	323,600	23,307,484
Endesa SA	Spain	600,000	11,563,029
Hong Kong Electric Holdings Ltd.	Hong Kong	2,867,498	11,874,687
Iberdrola SA, Br.	Spain	331,200	6,991,252
Korea Electric Power Corp.	South Korea	229,100	3,687,806

			77,356,357

Electronic Equipment & Instruments 1.5%
[a]Celestica Inc.	Canada	418,540	8,349,873
Hitachi Ltd.	Japan	2,191,500	15,083,320

			23,433,193

Energy Equipment & Services .9%
[a]Noble Corp.	United States	347,400	13,162,986

Food & Staples Retailing 2.9%
Albertson’s Inc.	United States	494,700	13,129,338
J Sainsbury PLC	United Kingdom	3,133,140	16,179,348
[a]Kroger Co.	United States	764,261	13,909,550

			43,218,236

Food Products 4.9%
Cadbury Schweppes PLC	United Kingdom	1,412,450	12,186,230
General Mills Inc.	United States	205,670	9,775,495
H.J. Heinz Co.	United States	278,585	10,920,532
Nestle SA	Switzerland	80,399	21,441,445
Unilever NV	Netherlands	281,457	19,210,563

			73,534,265

Health Care Equipment & Supplies
Olympus Corp.	Japan	13,000	245,429

Health Care Providers & Services 3.3%
AmerisourceBergen Corp.	United States	249,331	14,905,007
CIGNA Corp.	United States	203,732	14,018,799
HCA Inc.	United States	253,500	10,543,065
[a]Tenet Healthcare Corp.	United States	835,760	11,207,542

			50,674,413

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Hotels Restaurants & Leisure .8%
Accor SA	France	213,300	$9,002,442
Carnival Corp.	United States	79,945	3,757,415

			12,759,857

Household Durables 1.4%
Koninklijke Philips Electronics NV	Netherlands	231,235	6,225,871
Sony Corp.	Japan	403,100	15,183,440

			21,409,311

Industrial Conglomerates 1.8%
Hutchison Whampoa Ltd.	Hong Kong	1,006,000	6,868,060
Smiths Group PLC	United Kingdom	1,080,061	14,621,623
Tyco International Ltd.	United States	166,120	5,505,217

			26,994,900

Insurance 3.9%
ACE Ltd.	Bermuda	297,200	12,565,616
AXA SA	France	348,340	7,670,914
Swiss Reinsurance Co.	Switzerland	223,730	14,532,446
Willis Group Holdings Ltd.	United States	270,398	10,126,405
XL Capital Ltd., A	Bermuda	185,292	13,982,134

			58,877,515

IT Services 1.3%
Electronic Data Systems Corp.	United States	757,733	14,510,587
Satyam Computers Services Ltd.	India	686,066	4,558,105

			19,068,692

Media 4.0%
British Sky Broadcasting Group PLC	United Kingdom	362,000	4,083,348
[a]DIRECTV Group Inc.	United States	431,500	7,378,650
[a]Interpublic Group of Cos. Inc.	United States	88,285	1,212,153
Pearson PLC	United Kingdom	1,305,218	15,858,983
Reed Elsevier NV	Netherlands	1,005,800	14,121,558
[a]Time Warner Inc.	United States	376,560	6,619,925
Wolters Kluwer NV	Netherlands	590,730	10,723,166

			59,997,783

Metals & Mining 1.4%
Barrick Gold Corp.	Canada	348,800	6,888,800
BHP Billiton PLC	United Kingdom	1,006,796	8,736,569
POSCO	South Korea	39,792	5,131,119

			20,756,488

Multi-Utilities & Unregulated Power 1.2%
National Grid Transco PLC	United Kingdom	2,334,378	18,013,091

Oil & Gas 5.9%
BP PLC	United Kingdom	2,782,360	24,573,090
Eni SpA	Italy	1,081,305	21,470,073
Repsol YPF SA	Spain	424,530	9,297,069
Shell Transport & Trading Co. PLC	United Kingdom	4,027,633	29,545,130
TransCanada Corp.	Canada	226,800	4,465,799

			89,351,161

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES		VALUE
Common Stocks (cont.)
Paper & Forest Products 3.0%
Bowater Inc.	United States	191,800		$7,976,962
International Paper Co.	United States	240,000		10,728,000
Stora Enso OYJ, R	Finland	1,005,688		13,642,794
UPM-Kymmene Corp.	Finland	725,480		13,804,712

				46,152,468

Pharmaceuticals 8.5%
Abbott Laboratories	United States	313,207		12,766,317
Aventis SA	France	308,743		23,307,950
Bristol-Myers Squibb Co.	United States	682,480		16,720,760
GlaxoSmithKline PLC	United Kingdom	1,308,831		26,488,981
Novartis AG	Switzerland	412,490		18,197,120
Pfizer Inc.	United States	420,000		14,397,600
[a]Shire Pharmaceuticals Group PLC	United Kingdom	1,111,940		9,709,461
Takeda Chemical Industries Ltd.	Japan	177,300		7,783,229

				129,371,418

Real Estate 1.7%
Cheung Kong Holdings Ltd.	Hong Kong	2,243,499		16,539,038
Swire Pacific Ltd., A	Hong Kong	1,406,800		9,108,362

				25,647,400

Semiconductors & Semiconductor Equipment .8%
Samsung Electronics Co. Ltd.	South Korea	30,300		12,508,092

Software 1.9%
[a]Cadence Design Systems Inc.	United States	83,500		1,221,605
[a]Check Point Software Technologies Ltd.	Israel	353,695		9,546,228
Nintendo Co. Ltd.	Japan	160,000		18,549,237

				29,317,070

Wireless Telecommunication Services 3.8%
[a]AT&T Wireless Services Inc.	United States	1,260,845		18,055,300
China Mobile (Hong Kong) Ltd., fgn.	China	3,598,500		10,888,049
SK Telecom Co. Ltd.	South Korea	80,853		13,294,738
SK Telecom Co. Ltd., ADR	South Korea	54,400		1,147,089
Vodafone Group PLC	United Kingdom	6,140,643		13,446,786

				56,831,962

Total Common Stocks (Cost $1,155,469,464)				1,310,925,443

Preferred Stocks .6%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	138,500		5,415,350
Volkswagen AG, pfd.	Germany	108,300		3,135,961

Total Preferred Stocks (Cost $6,373,138)				8,551,311

		PRINCIPAL AMOUNT[c]
Convertible Zero Coupon Bond (Cost $325,172)
AXA SA, cvt., zero cpn., 12/21/04	France	21,771	EUR	486,313

Total Long Term Investments (Cost $1,162,167,774)				1,319,963,067

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]	VALUE
Short Term Investment 3.6% (cost $53,863,205)
U.S. Government Agency Security 3.6%
Federal Home Loan Bank, 1.20%, 7/01/04	United States	$53,865,000	$53,863,205

Repurchase Agreements 9.2%
[b]BZW Securities Inc. 1.20%, 7/01/04 (Maturity Value $70,002,333) Collateralized by U.S. Treasury Bills, 1.17-1.20%, 11/12/04	United States	70,000,000	70,000,000
[b]Paribas Corp. 1.45%, 7/01/04 (Maturity Value $70,002,819) Collateralized by Federal National Mortgage Association, 3.755-4.750%, 1/02/07-3/18/09	United States	70,000,000	70,000,000

Total Repurchase Agreements (Cost $140,000,000)			$140,000,000

Total Investments (Cost $1,356,030,979) 99.9%			1,513,826,272
Other Assets, less Liabilities .1%			1,319,480

Net Assets 100.0%			$1,515,145,752

Currency Abbreviations:

EUR - Euro

[a]	Non-income producing.
[b]	See Note 1(c) regarding repurchase agreements.
[c]	The principal amount stated is U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$1,162,167,774

Value	1,319,963,067
Repurchase agreements, at value and cost	193,863,205
Cash	95,895
Foreign currency, at value (cost $1,526)	1,523
Receivables:
Investment securities sold	1,666,163
Capital shares sold	4,065,954
Dividends	4,155,725

Total assets	1,523,811,532

Liabilities:
Payables:
Investment securities purchased	6,832,480
Capital shares redeemed	262,334
Affiliates	1,252,900
Deferred tax liability (Note 1(g))	83,934
Other liabilities	234,132

Total liabilities	8,665,780

Net assets, at value	$1,515,145,752

Net assets consist of:
Undistributed net investment income	$13,887,617
Net unrealized appreciation (depreciation)	157,744,976
Accumulated net realized gain (loss)	(52,906,489)
Capital shares	1,396,419,648

Net assets, at value	$1,515,145,752

Class 1:
Net assets, at value	$760,920,674

Shares outstanding	65,095,341

Net asset value and offering price per share	$11.69

Class 2:
Net assets, at value	$754,225,078

Shares outstanding	65,182,479

Net asset value and offering price per share	$11.57

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $2,465,308)
Dividends	$21,274,010
Interest	916,186

Total investment income	22,190,196

Expenses:
Management fees (Note 3)	5,534,081
Distribution fees - Class 2 (Note 3)	789,335
Transfer agent fees	8,872
Custodian fees (Note 4)	143,055
Other	239,739

Total expenses	6,715,082
Expense reductions (Note 4)	(2,817)

Net expenses	6,712,265

Net investment income	15,477,931

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	25,556,089
Foreign currency transactions	391,358

Net realized gain (loss)	25,947,447

Net unrealized appreciation (depreciation) on:
Investments	20,724,302
Translation of assets and liabilities denominated in foreign currencies	(48,159)
Deferred taxes (Note 1(g))	174,190

Net unrealized appreciation (depreciation)	20,850,333

Net realized and unrealized gain (loss)	46,797,780

Net increase (decrease) in net assets resulting from operations	$62,275,711

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$15,477,931	$16,388,847
Net realized gain (loss) from investments and foreign currency transactions	25,947,447	(17,131,289)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	20,850,333	296,799,389

Net increase (decrease) in net assets resulting from operations	62,275,711	296,056,947
Distributions to shareholders from net investment income:
Class 1	(9,645,451)	(11,363,488)
Class 2	(8,547,806)	(4,553,762)

Total distributions to shareholders	(18,193,257)	(15,917,250)
Capital share transactions: (Note 2)
Class 1	(34,338,634)	(80,154,599)
Class 2	224,404,204	225,420,705

Total capital share transactions	190,065,570	145,266,106
Net increase (decrease) in net assets	234,148,024	425,405,803
Net assets:
Beginning of period	1,280,997,728	855,591,925

End of period	$1,515,145,752	$1,280,997,728

Undistributed net investment income included in net assets:
End of period	$13,887,617	$16,602,943

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Foreign Currency Contracts (cont.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	757,194	$8,812,803	1,110,988	$10,553,604
Shares issued in reinvestment of distributions	835,104	9,645,451	1,181,236	11,363,488
Shares redeemed	(4,546,130)	(52,796,888)	(11,030,466)	(102,071,691)

Net increase (decrease)	(2,953,832)	$(34,338,634)	(8,738,242)	$(80,154,599)

Class 2 Shares:
Shares sold	21,623,243	$248,950,067	30,448,582	$289,636,811
Shares issued in reinvestment of distributions	747,186	8,547,806	477,333	4,553,762
Shares redeemed	(2,893,706)	(33,093,669)	(7,334,303)	(68,769,868)

Net increase (decrease)	19,476,723	$224,404,204	23,591,612	$225,420,705

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Global Advisors Ltd. (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	First $100 million
.900%	Over $100 million, up to and including $250 million
.800%	Over $250 million, up to and including $500 million
.750%	Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

Under a subadvisory agreement, TAML, an affiliate of TGAL provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to ..25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $78,798,487 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$52,333,376
2011	26,465,111

$78,798,487

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $55,449. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) and realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$1,356,030,979

Unrealized appreciation	$217,319,947
Unrealized depreciation	(59,524,654)

Net unrealized appreciation (depreciation)	$157,795,293

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $254,719,461 and $98,045,387, respectively.

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Templeton Growth Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders.

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0000	0.0003	0.0000	0.0003
Bermuda	0.0000	0.0025	0.0000	0.0023
Brazil	0.0009	0.0043	0.0009	0.0040
Canada	0.0005	0.0022	0.0005	0.0020
China	0.0000	0.0035	0.0000	0.0032
Finland	0.0007	0.0035	0.0007	0.0032
France	0.0007	0.0039	0.0007	0.0036
Germany	0.0019	0.0087	0.0019	0.0081
Hong Kong	0.0000	0.0095	0.0000	0.0088
India	0.0007	0.0004	0.0007	0.0004
Italy	0.0015	0.0071	0.0015	0.0066
Japan	0.0005	0.0032	0.0005	0.0030
Mexico	0.0000	0.0022	0.0000	0.0020
Netherlands	0.0010	0.0048	0.0010	0.0044
New Zealand	0.0002	0.0009	0.0002	0.0008
Singapore	0.0002	0.0010	0.0002	0.0010
South Korea	0.0021	0.0088	0.0021	0.0081
Spain	0.0013	0.0072	0.0013	0.0066
Sweden	0.0009	0.0043	0.0009	0.0039
Switzerland	0.0009	0.0043	0.0009	0.0040
Taiwan	0.0000	0.0001	0.0000	0.0001
United Kingdom	0.0060	0.0417	0.0060	0.0383

Total	$0.0200	$0.1244	$0.0200	$0.1147

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse First Boston (CSFB) High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

Lehman Brothers Intermediate U.S. Government Bond Index includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to ten years to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must be publicly issued, fixed rate, and have at least $250 million par amount outstanding. They must also be dollar denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Multi-Sector Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors, (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/04, there were 111 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 60% of their portfolio in equity securities. For the six-month period ended 6/30/04, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/04, there were 54 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/04, there were 88 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income by investing in income-producing stocks, bonds and money market instruments. For the six-month period ended 6/30/04, there were 14 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2-, 5- and 10-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Japan Index is market capitalization weighted and measures total returns of equity securities in Japan.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global developed markets.

National Association of Securities Dealers Automated Quotations (NASDAQ) Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Nikkei 225 Stock Average is a price-weighted index that measures the performance of 225 leading stocks traded on the Tokyo Stock Exchange.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

S&P 500 Electric Utilities Index is market capitalization weighted and includes electric utility stocks in the S&P 500.

S&P/IFCI Composite Index is a market capitalization-weighted index designed to measure the performance of emerging market stocks. It tracks approximately 2,000 securities in countries such as Brazil, Mexico, China and South Korea. Performance represents total return in $US.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures (“Policies”) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

PV-1

One Franklin Parkway

San Mateo, CA 94403-1906

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (“Separate Account”) to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2004 08/04

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

EXHIBIT (A)

FRANKLIN TEMPLETON FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.	COVERED OFFICERS AND PURPOSE OF THE CODE

This code of ethics (the “Code”)1 is for the investment companies within the complex registered with the United States Securities & Exchange Commission (“SEC”) (collectively, “FT Funds”) applies to each FT Fund’s Principal Executive Officers, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by or on behalf of the FT Funds;

•	Compliance with applicable laws and governmental rules and regulations;

•	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	Accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST OVERVIEW.

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the FT Funds. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the FT Funds.

Certain conflicts of interest arise out of the relationships between Covered Officers and the FT Funds and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the FT Funds because of their status as “affiliated persons” of the FT Funds. The FT Funds’ and the investment advisers’ compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the FT Funds, the investment advisers and the fund administrator of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the FT Funds, for the adviser, the administrator, or for all three), be involved in establishing policies and implementing decisions that will have different effects on the adviser, administrator and the FT Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the FT Funds, the adviser, and the administrator and is consistent with the performance by the Covered Officers of their duties as officers of the FT Funds. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the FT Funds’ Boards of Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the FT Funds. Each Covered Officer must:

•	Not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the FT Funds whereby the Covered Officer would benefit personally to the detriment of the FT Funds;

•	Not cause the FT Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit the FT Funds;

•	Not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith;

•	Report at least annually the following affiliations or other relationships:[2]

•	all directorships for public companies and all companies that are required to file reports with the SEC;

•	any direct or indirect business relationship with any independent directors;

•	any direct or indirect business relationship with any independent public accounting firm; and

•	any direct or indirect interest in any transaction with any FT Fund that will benefit the officer (not including benefits derived from the advisory, sub-advisory, distribution or service agreements with affiliates of Franklin Resources).

There are some conflict of interest situations that should always be approved in writing by FT’s General Counsel or Deputy General Counsel, if material. Examples of these include3:

•	Service as a director on the board of any public or private Company;

•	The receipt of any gifts in excess of $100;

•	The receipt of any entertainment from any Company with which the FT Funds has current or prospective business dealings unless such entertainment is business related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety. Notwithstanding the foregoing, the Covered Officers must obtain prior approval for any entertainment with a value in excess of $1000.

•	Any ownership interest in, or any consulting or employment relationship with, any of the FT Fund’s service providers, other than an investment adviser, principal underwriter, administrator or any affiliated person thereof;

•	A direct or indirect financial interest in commissions, transaction charges or spreads paid by the FT Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

FT’s General Counsel or Deputy General Counsel will provide a report to the FT Funds Audit Committee of any approvals granted at the next regularly scheduled meeting.

III.	DISCLOSURE AND COMPLIANCE

•	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the FT Funds;

•	Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the FT Funds to others, whether within or outside the FT Funds, including to the FT Funds’ directors and auditors, and to governmental regulators and self-regulatory organizations;

•	Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the FT Funds, the adviser and the administrator with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the FT Funds file with, or submit to, the SEC and in other public communications made by the FT Funds; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	REPORTING AND ACCOUNTABILITY

Each Covered Officer must:

•	Upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code (see Exhibit B);

•	Annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

•	Notify FT’s General Counsel or Deputy General Counsel promptly if he knows of any violation of this Code. Failure to do so is itself is a violation of this Code.

FT’s General Counsel and Deputy General Counsel are responsible for applying this Code to specific situations in which questions are presented under it and have the authority to interpret this Code in any particular situation.4 However, the Independent Directors of the respective fund will consider any approvals or waivers5 sought by any Chief Executive Officers of the Funds.

The FT Funds will follow these procedures in investigating and enforcing this Code:

•	FT’s General Counsel or Deputy General Counsel will take all appropriate action to investigate any potential violations reported to him;

•	If, after such investigation, FT’s General Counsel or Deputy General Counsel believes that no violation has occurred, FT’s General Counsel is not required to take any further action;

•	Any matter that FT’s General Counsel or Deputy General Counsel believes is a violation will be reported to the Independent Directors of the appropriate FT Fund;

•	If the Independent Directors concur that a violation has occurred, it will inform and make a recommendation to the Board of the appropriate Funds, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

•	The Independent Directors will be responsible for granting waivers, as appropriate; and

•	Any changes to or waivers of this Code will, to the extent required, are disclosed as provided by SEC rules.

V.	OTHER POLICIES AND PROCEDURES

This Code shall be the sole code of ethics adopted by the FT Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies there under. Insofar as other policies or procedures of the FT Funds, the FT Funds’ advisers, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The FT Code of Ethics and Policy Statement On Insider Trading, adopted by the FT Funds, FT investment advisers and FT Fund’s principal underwriter pursuant to Rule 17j-l under the Investment Company Act and more detailed policies and procedures set forth in FT’s Employee Handbook are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.	AMENDMENTS

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the FT Funds’ Board including a majority of independent directors.

VII.	CONFIDENTIALITY

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the FT Funds’ Board and their counsel.

VIII.	INTERNAL USE

The Code is intended solely for the internal use by the FT Funds and does not constitute an admission, by or on behalf of any FT Funds, as to any fact, circumstance, or legal conclusion.

1. Item 2 of Form N-CSR requires a registered management investment company to disclose annually whether, as of the end of the period covered by the report, it has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these officers are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, it must explain why it has not done so. The registrant must also: (1) file with the SEC a copy of the code as an exhibit to its annual report; (2) post the text of the code on its Internet website and disclose, in its most recent report on Form N-CSR, its Internet address and the fact that it has posted the code on its Internet website; or (3) undertake in its most recent report on Form N-CSR to provide to any person without charge, upon request, a copy of the code and explain the manner in which such request may be made. Disclosure is also required of amendments to, or waivers (including implicit waivers) from, a provision of the code in the registrant’s annual report on Form N-CSR or on its website. If the registrant intends to satisfy the requirement to disclose amendments and waivers by posting such information on its website, it will be required to disclose its Internet address and this intention.

2. Reporting of these affiliations or other relationships may be made separately by completing the Directors and Officers Questionnaire and returning to FT’s General Counsel or Deputy General Counsel.

3. Any activity or relationship that would present a conflict for a Covered Officer would likely also present a conflict for the Covered Officer if a member of the Covered Officer’s immediate family engages in such an activity or has such a relationship. The Cover Person should also obtain written approval by FT’s General Counsel in such situations.

4. FT’s General Counsel and Deputy General Counsel are authorized to consult, as appropriate, with members of the Audit Committee, counsel to the FT Funds and counsel to the Independent Directors, and are encouraged to do so. 5 Item 2 of Form N-CSR defines “waiver” as “the approval by the registrant of a material departure from a provision of the code of ethics” and “implicit waiver,” which must also be disclosed, as “the registrant’s failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer” of the registrant.

EXHIBIT A

Persons Covered by the Franklin Templeton Funds

Code of Ethics

FRANKLIN GROUP OF FUNDS

Edward B. Jamieson,	President & Chief Executive Officer—Investment Management
Charles B. Johnson,	President & Chief Executive Officer—Investment Management
Gregory E. Johnson,	President & Chief Executive Officer—Investment Management
Rupert H. Johnson, Jr.	President & Chief Executive Officer—Investment Management
William J. Lippman,	President & Chief Executive Officer—Investment Management
Christopher Molumphy	President & Chief Executive Officer—Investment Management
Jimmy D. Gambill,	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

FRANKLIN MUTUAL SERIES FUNDS

David Winters	Chairman of the Board, President & Chief Executive Officer-Investment Management
Jimmy D. Gambill	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

TEMPLETON GROUP OF FUNDS

Jeffrey A. Everett	President & Chief Executive Officer—Investment Management
Martin L. Flanagan	President & Chief Executive Officer—Investment Management
Mark Mobius	President & Chief Executive Officer—Investment Management
Christopher J. Molumphy	President & Chief Executive Officer—Investment Management
Gary P. Motyl	President & Chief Executive Officer—Investment Management
Donald F. Reed	President & Chief Executive Officer—Investment Management
Jimmy D. Gambill,	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

EXHIBIT B

ACKNOWLEDGMENT FORM

FRANKLIN TEMPLETON FUNDS CODE OF ETHICS

FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

INSTRUCTIONS:

1.	Complete all sections of this form.
2.	Print the completed form, sign, and date.
3.	Submit completed form to FT’s General Counsel within 10 days of becoming a Covered Officer and by January 30th of each subsequent year.

INTER-OFFICE MAIL:	Murray Simpson, General Counsel, Legal SM-920/2
TELEPHONE:	(650) 312-7331 Fax: (650) 312-2221
E-MAIL:	Simpson, Murray (internal address); mlsimpson@frk.com (external address)

COVERED OFFICER’S NAME:

TITLE:

DEPARTMENT:

LOCATION:

CERTIFICATION FOR YEAR ENDING:

TO: FT GENERAL COUNSEL, LEGAL DEPARTMENT

I hereby acknowledge receipt of a copy of Franklin Templeton Fund’s code of ethics for Principal Executive Officers and Senior Financial Officers (the “Code”) that I have read and understand. I will comply fully with all provisions of the Code to the extent they apply to me during the period of my employment. I further understand and acknowledge that any violation of the Code may subject me to disciplinary action, including termination of employment

Signature	Date signed

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 9. Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 10. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 11. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers

(b)(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration
Date: August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration
Date: August 23, 2004

By	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Financial Officer
Date: August 23, 2004

Exhibit Index

Exhibit Number	Description

99. CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

99.906 CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer